                                                   Filed Pursuant to Rule 433(d)
                                                   Registration No. 333-132540

                  Free Writing Prospectus dated August 1, 2006

                                 $1,269,892,000
                                (Approximate)(1)

                  MORTGAGE-BACKED CERTIFICATES, SERIES 2006-B
                         FREMONT HOME LOAN TRUST 2006-B
                                     Issuer

                     FREMONT MORTGAGE SECURITIES CORPORATION
                                    Depositor

                            FREMONT INVESTMENT & LOAN
                             Originator and Servicer

                        (FREMONT INVESTMENT & LOAN LOGO)

                             WELLS FARGO BANK, N.A.
                     Master Servicer and Trust Administrator

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                FOR THIS OFFERING OF MORTGAGE-BACKED CERTIFICATES

     The mortgage-backed certificates referred to in these materials are being offered when, as and if issued. In particular, you are advised that mortgage-backed certificates, and the pools of mortgage loans backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase certificates that have characteristics that may change, and you are advised that all or a portion of the certificates may not be issued that have the characteristics described in these materials. Our obligation to sell certificates to you is conditioned on the certificates having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriters will have any obligation to you to deliver all or any portion of the certificates that you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037 or 1-888-227-2275, requesting to be connected to ext. 2663.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

     Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

     The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. In addition, with respect to any jurisdiction where an offer, solicitation or sale of the securities is not permitted, this free writing prospectus will not constitute an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in such jurisdictions.

      Free Writing Prospectus Supplement to Prospectus dated July 11, 2006

                                 $1,269,892,000
                                (Approximate)(1)

MORTGAGE-BACKED CERTIFICATES, SERIES 2006-B
FREMONT HOME LOAN TRUST 2006-B
Issuing Entity

FREMONT MORTGAGE SECURITIES CORPORATION         (FREMONT INVESTMENT & LOAN LOGO)
Depositor

FREMONT INVESTMENT & LOAN
Sponsor, Originator and Servicer

WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer and Trust Administrator

CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 22 IN THIS FREE WRITING PROSPECTUS SUPPLEMENT AND PAGE 8 IN THE PROSPECTUS.

The offered certificates will represent undivided interests in Fremont Home Loan Trust 2006-B the assets of which consist primarily of subprime mortgage loans and will not represent interests in or obligations of Fremont Investment & Loan, the depositor, the underwriters, the servicer, the master servicer, the trust administrator, the trustee or any of their respective affiliates.

The offered certificates are not obligations of a bank and are not insured by the FDIC.

This free writing prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.

Fremont Home Loan Trust 2006-B will offer twenty-seven classes of certificates, referred to as the offered certificates, which are set forth below and are being offered by this free writing prospectus supplement. Each class of offered certificates will receive monthly distributions of interest and principal beginning in September 2006, to the extent described herein. The classes of certificates are listed and their sizes, pass-through rates and repayment characteristics are further described on the table entitled "Summary of Terms" beginning on page (i).

Credit enhancement for the offered certificates includes

- subordination with respect to payments of principal and interest and the allocation of losses,

-    overcollateralization, and

- excess interest, in each case to the extent described in this free writing prospectus supplement.

In addition, the offered certificates will have the benefit of interest rate swap agreements as described in this free writing prospectus supplement.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS FREE WRITING PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

                               Pool I Certificates

                               UBS INVESTMENT BANK

BARCLAYS   DEUTSCHE BANK   RBS GREENWICH   LEHMAN BROTHERS   KEEFE, BRUYETTE
 CAPITAL     SECURITIES       CAPITAL            INC.           AND WOODS

                                   ----------

                              Pool II Certificates

                               UBS INVESTMENT BANK

                    GOLDMAN, SACHS & CO.   HOEFER AND ARNETT

                                   ----------

             Free Writing Prospectus Supplement dated August 1, 2006

            APPROXIMATE
           INITIAL CLASS    PASS-
             PRINCIPAL     THROUGH
CLASS(2)     BALANCE(1)      RATE    TYPE(5)
--------   -------------   -------   -------
   1-A      $170,455,000     (3)       SEN
  2-A-1     $219,179,000     (3)     SEQ/SEN
  2-A-2     $150,965,000     (3)     SEQ/SEN
  2-A-3     $186,355,000     (3)     SEQ/SEN
  2-A-4     $ 68,610,000     (3)     SEQ/SEN
   M-1      $ 45,664,000     (3)       SUB
   M-2      $ 31,965,000     (3)       SUB
   M-3      $ 18,773,000     (3)       SUB
   M-4      $ 17,251,000     (3)       SUB
   M-5      $ 16,236,000     (3)       SUB
   M-6      $ 15,221,000     (3)       SUB
   M-7      $ 14,714,000     (3)       SUB
   M-8      $ 12,684,000     (3)       SUB
   M-9      $  9,640,000     (3)       SUB
  M-10      $  6,596,000     (3)       SUB
  M-11      $ 10,148,000     (3)       SUB
  SL-A      $192,405,000     (3)       SEN
  SL-M1     $ 13,815,000     (3)       SUB
  SL-M2     $ 12,376,000     (3)       SUB
  SL-M3     $  8,490,000     (3)       SUB
  SL-M4     $  7,483,000     (3)       SUB
  SL-M5     $  7,771,000     (3)       SUB
  SL-M6     $  7,195,000     (3)       SUB
  SL-M7     $  7,051,000     (3)       SUB
  SL-M8     $  6,619,000     (3)       SUB
  SL-M9     $  5,900,000     (3)       SUB
  SL-B1     $  6,331,000     (4)       SUB

----------
(1)  Subject to variance of +/- 5%.

(2) The Class 1-A Certificates are backed primarily from the cash flow from the Pool I Mortgage Loans designated as Group 1 Mortgage Loans. The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates are backed primarily from the cash flow from the Pool I Mortgage Loans designated as Group 2 Mortgage Loans. The Class M-1 through Class M-11 Certificates are backed solely from the Pool I Mortgage Loans. The Class SL-A, Class SL-M1 through SL-M9, and Class SL-B1 Certificates are backed solely from the cash flow from the Pool II Mortgage Loans.

(3) Each class of certificates (other than the class SL-B1 certificates) will have a pass-through rate equal to the lesser of (i) the formula rate based on one-month LIBOR applicable to such class and (ii) the applicable net WAC rate, each as described in this free writing prospectus supplement.

(4)  The class SL-B1 certificates will have a fixed pass-through rate of 6.50%.

(5)  "Sen" denotes "Senior" and "Sub" denotes "Subordinate."

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
              FREE WRITING PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

          We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the prospectus, dated July 11, 2006, provides general information, some of which may not apply to your series of certificates, and (b) this free writing prospectus supplement, which describes the specific terms of your series of certificates.

          You should rely only on the information contained in the prospectus and this free writing prospectus supplement. We have not authorized anyone to provide you with different information. You should not assume that the information in the free writing prospectus supplement or the prospectus is accurate as of any date other than the date on the front of this document.

          We include cross-references in this free writing prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the prospectus provide the pages on which these captions are located.

          Words that appear in boldface type in this free writing prospectus supplement and in the prospectus are either defined in the "Glossary of Terms" beginning on page 139 of this free writing prospectus supplement, or have the meanings given to them on the page indicated in the "Index of Significant Terms" included in the prospectus.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

          The Issuing Entity described in this free writing prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000 ("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and, as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

          The distribution of this free writing prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or
(2) have professional experience in matters relating to investments, or (3) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO PERSONS"), and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (1) are outside the United Kingdom, or (2) have professional experience in participating in unregulated collective investment schemes, or (3) are persons falling within
Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (all such persons together being referred to as "PCIS Persons" and together with the FPO Persons, the "RELEVANT PERSONS"). This free writing prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this free writing prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

          Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the Issuing Entity and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                SUMMARY OF TERMS - THE SERIES 2006-B CERTIFICATES
                           POOL I SENIOR CERTIFICATES

                                              CLASS 1-A       CLASS 2-A-1      CLASS 2-A-2      CLASS 2-A-3      CLASS 2-A-4
                                           --------------   --------------   --------------   --------------   --------------
Initial Certificate Principal
   Amount(1):                              $170,455,000     $219,179,000     $150,965,000     $186,355,000     $68,610,000
Pass-Through Rate(2)(3):                   LIBOR + [__]%    LIBOR + [__]%    LIBOR + [__]%    LIBOR + [__]%    LIBOR + [__]%
Pass-Through Rate Type:                    FLOATING         FLOATING         FLOATING         FLOATING         FLOATING
Minimum Denomination:                      $100,000         $100,000         $100,000         $100,000         $100,000
Incremental Denomination:                  $1               $1               $1               $1               $1
Certificate Form:                          Book Entry       Book Entry       Book Entry       Book Entry       Book Entry
ERISA Eligible:                            no               no               no               no               no
Final Scheduled Distribution Date(5):      August 2036      August 2036      August 2036      August 2036      August 2036
First Principal Distribution Date(4):      September 2006   September 2006   September 2006   September 2006   September 2006
Weighted Avg. Life At
   to 10% optional clean-up call:          2.59             1.00             2.00             3.50             6.52
   to final scheduled distribution date:   2.77             1.00             2.00             3.50             8.17
Principal Window(months)(4)(6)
   to 10% optional clean-up call:          1-80             1-19             19-28            28-67            67-80
   to final scheduled distribution date:   1-178            1-19             19-28            28-67            67-180
Interest Accrual Method(7):
Payment Delay:                             none             none             none             none             none
Anticipated Ratings                        AAA/Aaa/AAA/     AAA/Aaa/AAA/     AAA/Aaa/AAA/     AAA/Aaa/AAA/     AAA/Aaa/AAA/
(S&P/Moody's/Fitch/DBRS):                  AAA              AAA              AAA              AAA              AAA
CUSIP Number:                              35729Q AA 6      35729Q AB 4      35729Q AC 2      35729Q AD 0      35729Q AE 8

OTHER INFORMATION:

(1) The initial certificate principal amounts shown above are subject to a permitted variance of plus or minus 5%, and are approximate amounts.

(2) The pass-through rate for each class of Pool I and Pool II certificates (other than the class SL-B1 certificates) is the lesser of (i) the applicable formula rate (equal to the lesser of one-month LIBOR plus the applicable margin and the related maximum cap rate) and (ii) the applicable Net WAC rate. This pass-through rate is subject to adjustment and your pass-through rate may be lower. The pass-through rate for the class SL-B1 certificates is a fixed rate. See "Description of the Certificates--Distributions of Interest and Principal."

(3) If the aggregate unpaid principal balance of the Pool I mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool I mortgage loans as of the closing date, the margin on each of the Pool I senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool I subordinate certificates will increase to 1.5 times its respective margin shown above. If the aggregate unpaid principal balance of the Pool II mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool II mortgage loans as of the closing date, the margin on each of the Pool II senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool II subordinate certificates will increase to 1.5 times its respective margin shown above.

(4) The information set forth above regarding first principal distribution date, weighted average life at issuance and principal distribution window is based on the structuring assumptions defined herein and 100% of the applicable prepayment assumption. See "Pool I Prepayment and Yield Considerations" and "Pool II Prepayment and Yield Considerations."

(5)  Latest maturity date for any mortgage loan plus one month.

(6) Assumes the servicer exercises its clean-up call with respect to the applicable pool of mortgage loans on the first distribution date on which the aggregate unpaid principal balance of the mortgage loans in such pool is reduced to less than or equal to 10% of the aggregate loan balance of the mortgage loans in such pool as of the closing date. See "The Pooling and Servicing Agreement--Termination: Optional Clean-up Call."

(7) The pass-through rate index reset date for the certificates is the second London business day prior to the start of each interest accrual period.


                                       (i)

                SUMMARY OF TERMS - THE SERIES 2006-B CERTIFICATES
                         POOL I SUBORDINATE CERTIFICATES

                                             CLASS M-1       CLASS M-2       CLASS M-3       CLASS M-4
                                          --------------  --------------  --------------  --------------
Initial Certificate Principal Amount(1):  $45,664,000     $31,965,000     $18,773,000     $17,251,000
Pass-Through Rate(2)(3):                  LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%
Pass-Through Rate Type:                   FLOATING        FLOATING        FLOATING        FLOATING
Minimum Denomination:                     $100,000        $100,000        $100,000        $100,000
Incremental Denomination:                 $1              $1              $1              $1
Certificate Form:                         Book Entry      Book Entry      Book Entry      Book Entry
ERISA Eligible:                           no              no              no              no
Final Scheduled Distribution Date(5):     August 2036     August 2036     August 2036     August 2036
First Principal Distribution Date(4):     September 2006  September 2006  September 2006  September 2006
Weighted Avg. Life At
   to 10% optional clean-up call:         4.77            4.74            4.72            4.71
   to final scheduled distribution date:  5.24            5.18            5.15            5.13
Principal Window(months)(4)(6)
   to 10% optional clean-up call:         40-80           39-80           39-80           38-80
   to final scheduled distribution date:  40-151          39-143          39-136          38-131
Interest Accrual Method(7):               Actual/360      Actual/360      Actual/360      Actual/360
Payment Delay:                            none            none            none            none
Anticipated Ratings                       AA+/Aa1/AA+/    AA/Aa2/AA/      AA-/Aa3/AA-/    A+/A1/A+/
(S&P/Moody's/Fitch/DBRS):                 AA(high)        AA              AA(low)         A(high)

CUSIP Number:                             35729Q AF 5     35729Q AG 3     35729Q AH 1     35729Q AJ 7

                                             CLASS M-5       CLASS M-6       CLASS M-7       CLASS M-8
                                          --------------  --------------  --------------  --------------
Initial Certificate Principal Amount(1):  $16,236,000     $15,221,000     $14,714,000     $12,684,000
Pass-Through Rate(2)(3):                  LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%
Pass-Through Rate Type:                   FLOATING        FLOATING        FLOATING        FLOATING
Minimum Denomination:                     $100,000        $100,000        $100,000        $100,000
Incremental Denomination:                 $1              $1              $1              $1
Certificate Form:                         Book Entry      Book Entry      Book Entry      Book Entry
ERISA Eligible:                           no              no              no              no
Final Scheduled Distribution Date(5):     August 2036     August 2036     August 2036     August 2036
First Principal Distribution Date(4):     September 2006  September 2006  September 2006  September 2006
Weighted Avg. Life At
   to 10% optional clean-up call:         4.70            4.70            4.69            4.68
   to final scheduled distribution date:  5.09            5.06            5.02            4.95
Principal Window(months)(4)(6)
   to 10% optional clean-up call:         38-80           38-80           37-80           37-80
   to final scheduled distribution date:  38-126          38-120          37-114          37-107
Interest Accrual Method(7):               Actual/360      Actual/360      Actual/360      Actual/360
Payment Delay:                            none            none            none            none
Anticipated Ratings                       A/A2/A/A        A-/A3/A-/       BBB+/Baa1/B     BBB/Baa2/B
(S&P/Moody's/Fitch/DBRS):                                 A(low)          BB+/            BB+/
                                                                          BBB(high)       BBB(high)
CUSIP Number:                             35729Q AK 4     35729Q AL 2     35729Q AM 0     35729Q AN 8

                                             CLASS M-9      CLASS M-10      CLASS M-11
                                          --------------  --------------  --------------
Initial Certificate Principal Amount(1):  $9,640,000      $6,596,000      $10,148,000
Pass-Through Rate(2)(3):                  LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%
Pass-Through Rate Type:                   FLOATING        FLOATING        FLOATING
Minimum Denomination:                     $100,000        $100,000        $100,000
Incremental Denomination:                 $1              $1              $1
Certificate Form:                         Book Entry      Book Entry      Book Entry
ERISA Eligible:                           no              no              no
Final Scheduled Distribution Date(5):     August 2036     August 2036     August 2036
First Principal Distribution Date(4):     September 2006  September 2006  September 2006
Weighted Avg. Life At
   to 10% optional clean-up call:         4.68            4.68            4.64
   to final scheduled distribution date:  4.88            4.80            4.67
Principal Window(months)(4)(6)
   to 10% optional clean-up call:         37-80           37-80           37-80
   to final scheduled distribution date:  37-99           37-92           37-85
Interest Accrual Method(7):               Actual/360      Actual/360      Actual/360
Payment Delay:                            none            none            none
Anticipated Ratings                       BBB/Baa3/       BBB-            BB+/Ba2/BB+
(S&P/Moody's/Fitch/DBRS):                 BBB/BBB         /Ba1/BBB-       /BBB(low)
                                                          /BBB(low)
CUSIP Number:                             35729Q AP 3     35729Q AQ 1     35729Q AR 9

----------
OTHER INFORMATION:

(1) The initial certificate principal amounts shown above are subject to a permitted variance of plus or minus 5%, and are approximate amounts.

(2) The pass-through rate for each class of Pool I and Pool II certificates (other than the class SL-B1 certificates) is the lesser of (i) the applicable formula rate (equal to the lesser of one-month LIBOR plus the applicable margin and the related maximum cap rate) and (ii) the applicable Net WAC rate. This pass-through rate is subject to adjustment and your pass-through rate may be lower. The pass-through rate for the class SL-B1 certificates is a fixed rate. See "Description of the Certificates--Distributions of Interest and Principal."

(3) If the aggregate unpaid principal balance of the Pool I mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool I mortgage loans as of the closing date, the margin on each of the Pool I senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool I subordinate certificates will increase to 1.5 times its respective margin shown above. If the aggregate unpaid principal balance of the Pool II mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool II mortgage loans as of the closing date, the margin on each of the Pool II senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool II subordinate certificates will increase to 1.5 times its respective margin shown above.

(4) The information set forth above regarding first principal distribution date, weighted average life at issuance and principal distribution window is based on the structuring assumptions defined herein and 100% of the applicable prepayment assumption. See "Pool I Prepayment and Yield Considerations" and "Pool II Prepayment and Yield Considerations."

(5)  Latest maturity date for any mortgage loan plus one month.

(6) Assumes the servicer exercises its clean-up call with respect to the applicable pool of mortgage loans on the first distribution date on which the aggregate unpaid principal balance of the mortgage loans in such pool is reduced to less than or equal to 10% of the aggregate loan balance of the mortgage loans in such pool as of the closing date. See "The Pooling and Servicing Agreement--Termination: Optional Clean-up Call."

(7) The pass-through rate index reset date for the certificates is the second London business day prior to the start of each interest accrual period.


                                      (ii)

                SUMMARY OF TERMS - THE SERIES 2006-B CERTIFICATES
                   POOL II SENIOR AND SUBORDINATE CERTIFICATES

                                            CLASS SL-A      CLASS SL-M1     CLASS SL-M2     CLASS SL-M3
                                          --------------  --------------  --------------  --------------
Initial Certificate Principal Amount(1):  $192,405,000    $13,815,000     $12,376,000     $8,490,000
Pass-Through Rate(2)(3):                  LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%
Pass-Through Rate Type:                   FLOATING        FLOATING        FLOATING        FLOATING
Minimum Denomination:                     $100,000        $100,000        $100,000        $100,000
Incremental Denomination:                 $1              $1              $1              $1
Certificate Form:                         Book Entry      Book Entry      Book Entry      Book Entry
ERISA Eligible:                           no              no              no              no
Final Scheduled Distribution Date(5):     August 2036     August 2036     August 2036     August 2036
First Principal Distribution Date(4):     September 2006  September 2006  September 2006  September 2006
Weighted Avg. Life At
   to 10% optional clean-up call:         1.21            5.33            4.73            4.33
   to final scheduled distribution date:  1.21            6.89            5.14            4.74
Principal Window(months)(4)(6)
   to 10% optional clean-up call:         1-30            30-66           47-66           43-66
   to final scheduled distribution date:  1-30            30-147          47-135          43-132
Interest Accrual Method(7):               Actual/360      Actual/360      Actual/360      Actual/360
Payment Delay:                            none            none            none            none
Anticipated Ratings                       AAA/Aaa/AAA/    AA+/Aa1/        AA/Aa2/AA+/     AA-/Aa3/
(S&P/Moody's/Fitch/DBRS):                 AAA             AA+/AA(high)    AA(high)        AA/AA

CUSIP Number:                             35729Q AS 7     35729Q AT 5     35729Q AU 2     35729Q AV 0

                                            CLASS SL-M4     CLASS SL-M5     CLASS SL-M6     CLASS SL-M7
                                          --------------  --------------  --------------  --------------
Initial Certificate Principal Amount(1):  $7,483,000      $7,771,000      $7,195,000      $7,051,000
Pass-Through Rate(2)(3):                  LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%   LIBOR + [__]%
Pass-Through Rate Type:                   FLOATING        FLOATING        FLOATING        FLOATING
Minimum Denomination:                     $100,000        $100,000        $100,000        $100,000
Incremental Denomination:                 $1              $1              $1              $1
Certificate Form:                         Book Entry      Book Entry      Book Entry      Book Entry
ERISA Eligible:                           no              no              no              no
Final Scheduled Distribution Date(5):     August 2036     August 2036     August 2036     August 2036
First Principal Distribution Date(4):     September 2006  September 2006  September 2006  September 2006
Weighted Avg. Life At
   to 10% optional clean-up call:         4.17            4.08            4.01            3.97
   to final scheduled distribution date:  4.58            4.48            4.41            4.35
Principal Window(months)(4)(6)
   to 10% optional clean-up call:         40-66           38-66           36-66           35-66
   to final scheduled distribution date:  40-129          38-126          36-122          35-119
Interest Accrual Method(7):               Actual/360      Actual/360      Actual/360      Actual/360
Payment Delay:                            none            none            none            none
Anticipated Ratings                       A+/A1/AA-/      A/A2/A+/        A-/A3/A/A       BBB+/Baa1/
(S&P/Moody's/Fitch/DBRS):                 AA(low)         A(high)                         A-/A(low)

CUSIP Number:                             35729Q AW 8     35729Q AX 6     35729Q AY 4     35729Q AZ 1

                                            CLASS SL-M8     CLASS SL-M9     CLASS SL-B1
                                          --------------  --------------  --------------
Initial Certificate Principal Amount(1):  $6,619,000      $5,900,000      $6,331,000
Pass-Through Rate(2)(3):                  LIBOR + [__]%   LIBOR + [__]%   [__]%
Pass-Through Rate Type:                   FLOATING        FLOATING        FIXED
Minimum Denomination:                     $100,000        $100,000        $100,000
Incremental Denomination:                 $1              $1              $1
Certificate Form:                         Book Entry      Book Entry      Book Entry
ERISA Eligible:                           no              no              no
Final Scheduled Distribution Date(5):     August 2036     August 2036     August 2036
First Principal Distribution Date(4):     September 2006  September 2006  September 2006
Weighted Avg. Life At
   to 10% optional clean-up call:         3.93            3.91            1.14
   to final scheduled distribution date:  4.31            4.27            1.14
Principal Window(months)(4)(6)
   to 10% optional clean-up call:         34-66           33-66           1-17
   to final scheduled distribution date:  34-115          33-110          1-17
Interest Accrual Method(7):               Actual/360      Actual/360      30/360
Payment Delay:                            none            none            24 days
Anticipated Ratings                       BBB/Baa2/       BBB-/Baa3/      BB+/Ba1/
(S&P/Moody's/Fitch/DBRS):                 BBB+/           BBB+/           BBB/BBB
                                          BBB(high)       BBB(high)
CUSIP Number:                             35729Q BA 5     35729Q BB 3     35729Q BC 1

----------
OTHER INFORMATION:

(1) The initial certificate principal amounts shown above are subject to a permitted variance of plus or minus 5%, and are approximate amounts.

(2) The pass-through rate for each class of Pool I and Pool II certificates (other than the class SL-B1 certificates) is the lesser of (i) the applicable formula rate (equal to the lesser of one-month LIBOR plus the applicable margin and the related maximum cap rate) and (ii) the applicable Net WAC rate. This pass-through rate is subject to adjustment and your pass-through rate may be lower. The pass-through rate for the class SL-B1 certificates is a fixed rate. See "Description of the Certificates--Distributions of Interest and Principal."

(3) If the aggregate unpaid principal balance of the Pool I mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool I mortgage loans as of the closing date, the margin on each of the Pool I senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool I subordinate certificates will increase to 1.5 times its respective margin shown above. If the aggregate unpaid principal balance of the Pool II mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool II mortgage loans as of the closing date, the margin on each of the Pool II senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool II subordinate certificates will increase to 1.5 times its respective margin shown above.

(4) The information set forth above regarding first principal distribution date, weighted average life at issuance and principal distribution window is based on the structuring assumptions defined herein and 100% of the applicable prepayment assumption. See "Pool I Prepayment and Yield Considerations" and "Pool II Prepayment and Yield Considerations."

(5)  Latest maturity date for any mortgage loan plus one month.

(6) Assumes the servicer exercises its clean-up call with respect to the applicable pool of mortgage loans on the first distribution date on which the aggregate unpaid principal balance of the mortgage loans in such pool is reduced to less than or equal to 10% of the aggregate loan balance of the mortgage loans in such pool as of the closing date. See "The Pooling and Servicing Agreement--Termination: Optional Clean-up Call."

(7) The pass-through rate index reset date for the certificates is the second London business day prior to the start of each interest accrual period.


                                      (iii)

                SUMMARY OF TERMS - THE SERIES 2006-B CERTIFICATES


                                            POOL I NON-OFFERED       POOL II NON
                                               CERTIFICATES           -OFFERED
                                        -------------------------   CERTIFICATES
                                          CLASS P       CLASS C      CLASS SL-C
                                        -----------   -----------   ------------
Initial Certificate Principal
   Amount(1):                              $100           N/A           N/A
Pass-Through Rate(2)(3):                    N/A           N/A           N/A
Minimum Denomination:                       (7)           (7)           (7)
Incremental Denomination:                   N/A           N/A           N/A
Certificate Form:                        Physical       Physical     Physical
ERISA Eligible:                             no             no           no
Final Scheduled Distribution Date(5):   August 2036   August 2036   August 2036
First Principal Distribution Date(4):       (8)           N/A           N/A
Interest Accrual Method(6):                 N/A           N/A           N/A
Payment Delay:                              N/A           N/A           N/A

----------
OTHER INFORMATION:

(1) The initial certificate principal amounts shown above are subject to a permitted variance of plus or minus 5%, and are approximate amounts.

(2) The pass-through rate for each class of Pool I and Pool II certificates (other than the class SL-B1 certificates) is the lesser of (i) the applicable formula rate (equal to the lesser of one-month LIBOR plus the applicable margin and the related maximum cap rate) and(ii) the applicable Net WAC rate. This pass-through rate is subject to adjustment and your pass-through rate may be lower. The pass-through rate for the class SL-B1 certificates is a fixed rate. See "Description of the Certificates--Distributions of Interest and Principal."

(3) If the aggregate unpaid principal balance of the Pool I mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool I mortgage loans as of the closing date, the margin on each of the Pool I senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool I subordinate certificates will increase to 1.5 times its respective margin shown above. If the aggregate unpaid principal balance of the Pool II mortgage loans at the beginning of the due period related to any distribution date is less than or equal to 10% of the aggregate unpaid principal balance of the initial Pool II mortgage loans as of the closing date, the margin on each of the Pool II senior certificates will increase to 2 times its respective margin shown above and the margin on each of the classes of the Pool II subordinate certificates will increase to 1.5 times its respective margin shown above.

(4) The information set forth above regarding first principal distribution date, weighted average life at issuance and principal distribution window is based on the structuring assumptions defined herein and 100% of the applicable prepayment assumption. See "Pool I Prepayment and Yield Considerations" and "Pool II Prepayment and Yield Considerations."

(5)  Latest maturity date for any mortgage loan plus one month.

(6) The pass-through rate index reset date for the certificates is the second London business day prior to the start of each interest accrual period.

(7) The minimum denomination for (a) each of the Class P, Class R and Class RX Certificates will be a 100% percentage interest in such Class and (b) the Class C and Class SL-C Certificates will be a 10% percentage interest in such Class.

(8) Distributions of principal will be made to the Class P Certificates on the distribution date following the last date on which a prepayment premium is due with respect to a mortgage loan. None of the mortgage loans has a prepayment penalty period in excess of three years.


                                      (iv)

TABLE OF CONTENTS

SUMMARY INFORMATION........................................................    1
RISK FACTORS...............................................................   22
TRANSACTION OVERVIEW.......................................................   39
   Parties.................................................................   39
   The Transaction.........................................................   39
THE MORTGAGE LOAN POOLS....................................................   39
   General.................................................................   40
   The Pool I Mortgage Loans...............................................   40
   The Pool II Mortgage Loans..............................................   45
   Prepayment Premiums.....................................................   46
   Adjustable-Rate Mortgage Loans..........................................   47
   The Index...............................................................   47
   Credit Scores...........................................................   48
THE ISSUING ENTITY.........................................................   48
THE SPONSOR, ORIGINATOR AND THE SERVICER...................................   49
   Fremont Investment & Loan...............................................   49
   Static Pool Information.................................................   49
   Originations............................................................   50
   Servicing...............................................................   54
   Servicer's Delinquency and Foreclosure Experience.......................   54
THE DEPOSITOR..............................................................   58
THE MASTER SERVICER, TRUST ADMINISTRATOR AND CUSTODIAN.....................   58
DESCRIPTION OF THE CERTIFICATES............................................   60
   Book-Entry Registration and Definitive Certificates.....................   61
   Distributions...........................................................   62
   Interest Coverage Account...............................................   62
   Priority of Distributions Among the Pool I Certificates.................   62
   Distributions of Interest and Principal for Pool I......................   63
   Calculation of One-Month LIBOR for Pool I...............................   67
   Pool I Net WAC Rate Carryover Reserve Account...........................   67
   The Pool I Swap Agreement...............................................   68
   The Pool I Swap Provider................................................   70
   The Pool I Swap Administration Agreement................................   71
   Overcollateralization Provisions for Pool I.............................   72
   Priority of Distributions Among the Pool II Certificates................   73
   Distributions of Interest and Principal for Pool II.....................   74
   Calculation of One-Month LIBOR for Pool II..............................   78
   Pool II Net WAC Rate Carryover Reserve Account..........................   78
   The Pool II Swap Agreement..............................................   79
   The Pool II Swap Provider...............................................   81
   Swap Administration Agreement - Pool II Swap Agreement Payments ........   82
   Overcollateralization Provisions for Pool II............................   83
   The Other Certificates..................................................   84
THE MORTGAGE LOAN PURCHASE AGREEMENT.......................................   85
   General.................................................................   85
   Delivery of Mortgage Loan Documents.....................................   85
   Representations and Warranties Relating to the Mortgage Loans...........   85
THE POOLING AND SERVICING AGREEMENT........................................   86
   General.................................................................   86
   Payments on the Mortgage Loans..........................................   86
   Servicing Fees, Master Servicing Compensation, Other Compensation and
      Payment of Expenses..................................................   88
   P&I Advances and Servicing Advances.....................................   90
   Prepayment Interest Shortfalls..........................................   90
   Servicer Reports........................................................   91
   Collection and Other Servicing Procedures...............................   91
   Hazard Insurance........................................................   92
   Realization Upon Defaulted Mortgage Loans...............................   93
   Optional Repurchase of Delinquent Mortgage Loans........................   93
   Removal and Resignation of the Servicer.................................   93
   Pledge of Servicing Rights..............................................   95
   Termination; Optional Clean-up Call.....................................   95
   Amendment...............................................................   96
   Certain Matters Regarding the Depositor, the Servicer, the Master
      Servicer, the Trustee, the Swap Administrator and the Trust
      Administrator........................................................   97
POOL I PREPAYMENT AND YIELD CONSIDERATIONS.................................   97
   Structuring Assumptions.................................................   97
   Defaults in Delinquent Payments.........................................  102
   Prepayment Considerations and Risks.....................................  102
   Pool I Overcollateralization Provisions.................................  104
   Pool I Subordinate Certificates.........................................  104
   Weighted Average Lives..................................................  105
   Pool I Decrement Tables.................................................  106
   Pool I Prepayment Scenarios.............................................  106
   Last Scheduled Distribution Date........................................  116
POOL II PREPAYMENT AND YIELD CONSIDERATIONS................................  116
   Structuring Assumptions.................................................  116
   Defaults in Delinquent Payments.........................................  120
   Prepayment Considerations and Risks.....................................  120
   Pool II Overcollateralization Provisions................................  122
   Pool II Subordinate Certificates........................................  122
   Weighted Average Lives..................................................  123
   Pool II Decrement Tables................................................  124
   Pool II Prepayment Scenarios............................................  124
   Last Scheduled Distribution Date........................................  131
MATERIAL FEDERAL INCOME TAX CONSIDERATIONS.................................  132


                                      (v)

   General.................................................................  132
   Taxation of the Offered Certificates....................................  132
   Status of the Offered Certificates......................................  133
   The Notional Principal Contract Arrangement Component...................  133
   Other Matters...........................................................  135
STATE AND LOCAL TAXES......................................................  135
ERISA CONSIDERATIONS.......................................................  135
LEGAL INVESTMENT CONSIDERATIONS............................................  136
USE OF PROCEEDS............................................................  137
LEGAL MATTERS..............................................................  137
AFFILIATED PARTIES.........................................................  137
GLOSSARY OF TERMS..........................................................  139

Schedule A Mortgage Loan Pool Statistical Information

Annex I    Certain U.S. Federal Income Tax Documentation Requirements


                                      (vi)

                               SUMMARY INFORMATION

     The following summary highlights selected information from this free writing prospectus supplement. To understand the terms of the offered certificates, read carefully this entire free writing prospectus supplement and the prospectus.

     This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. This summary is qualified by the full description of these calculations, cash flows and other information in this free writing prospectus supplement and the prospectus.

     Whenever we refer to a percentage of some or all of the mortgage loans in this free writing prospectus supplement, that percentage has been calculated on the basis of the total scheduled principal balance of those mortgage loans as of the Cut-off Date of August 1, 2006, unless we specify otherwise.

ISSUING ENTITY

     Fremont Home Loan Trust 2006-B, a common law trust. See "The Issuing Entity" in this free writing prospectus supplement.

SPONSOR AND ORIGINATOR

     Fremont Investment & Loan, a California industrial bank, has originated all of the mortgage loans and, in its capacity as sponsor, will sell the mortgage loans to the depositor. See "The Sponsor" in this free writing prospectus supplement.

DEPOSITOR

     Fremont Mortgage Securities Corporation, a Delaware corporation, will transfer the assets and other assets to the Issuing Entity. The depositor is a wholly owned subsidiary of the sponsor. See "The Depositor" in this free writing prospectus supplement.

SERVICER

     Fremont Investment & Loan will act as servicer of the mortgage loans. The servicer will be obligated to service and administer the mortgage loans on behalf of the Issuing Entity, for the benefit of the holders of the certificates.

MASTER SERVICER, TRUST ADMINISTRATOR AND CUSTODIAN

     Wells Fargo Bank, National Association, will act as master servicer. Pursuant to the pooling and servicing agreement, the master servicer will supervise and oversee the servicing of the mortgage loans other than defaulted mortgage loans and REO properties.

     Wells Fargo Bank, National Association, will also act as trust administrator. Pursuant to the pooling and servicing agreement, the trust administrator will act as paying agent and certificate registrar, prepare and make available a monthly statement to certificateholders, and will perform certain administrative functions with respect to the certificates and the distribution account.

     Wells Fargo Bank, National Association, in its capacity as trust administrator, will also act as custodian with respect to the mortgage loans pursuant to the pooling and servicing agreement.

TRUSTEE

     HSBC Bank USA, National Association, will act as trustee. See "The Trustee" in this free writing prospectus supplement.

SWAP AGREEMENTS COUNTERPARTY

     Swiss Re Financial Products Corporation, a Delaware corporation, will act as counterparty to the pool I swap agreement and Bear Stearns Financial Products Inc. will act as counterparty to the pool II swap agreement. See "The Pool I Swap Provider" and "The Pool II Swap Provider" in this free writing prospectus supplement.

TRANSACTION STRUCTURE

     The transfers of the mortgage loans from the sponsor to the depositor to the Issuing Entity in exchange for the certificates are illustrated below:

                                  (FLOW CHART)

THE CERTIFICATES

     On the closing date, Fremont Home Loan Trust 2006-B will issue thirty-two classes of Mortgage-Backed Certificates, Series 2006-B, including the class 1-A certificates, the class 2-A-1 certificates, the class 2-A-2 certificates, the class 2-A-3 certificates and the class 2-A-4 certificates (collectively, the pool I senior certificates); the class M-1 certificates, the class M-2 certificates, the class M-3 certificates, the class M-4 certificates, the class M-5 certificates, the class M-6 certificates, the class M-7 certificates, the class M-8 certificates, the class M-9 certificates, the class M-10 certificates and the class M-11 certificates (collectively, the pool I subordinate certificates); the class SL-A certificates (the pool II senior certificates); the class SL-M1, the class SL-M2, the class SL-M3, class SL-M4, class SL-M5, class SL-M6, class SL-M7, class SL-M8 certificates, the class SL-M9 certificates and the class SL-B1 certificates (the pool II subordinate certificates); the class C certificates; the class P certificates; the class SL-C certificates; the class R certificates and the class RX certificates.

     The pool I senior certificates, the pool I subordinate certificates, the pool II senior certificates and the pool II subordinate certificates are referred to herein as the "offered certificates." The class C, class P, class SL-C, class R and class RX certificates are referred to herein as the "non-offered certificates."

THE POOL I OFFERED CERTIFICATES

     Of the certificates to be issued by Fremont Home Loan Trust 2006-B that are related only to the pool I mortgage loans, the pool I senior certificates and the pool I subordinate certificates are being offered to you by this free writing prospectus supplement. The Pool I certificates will not be entitled to any cash flows from the Pool II mortgage loans or pool II swap agreement.

     The class 1-A certificates generally represent interests in the group 1 mortgage loans, which comprise part of pool I.

     The class 2-A-1 certificates, the class 2-A-2 certificates, the class 2-A-3 certificates and the class 2-A-4 certificates generally represent interests in the group 2 mortgage loans, which comprise part of pool I.

     The class M-1 certificates, the class M-2 certificates, the class M-3 certificates, the class M-4 certificates, the class M-5 certificates, the class M-6 certificates, the class M-7 certificates, the class M-8 certificates, the class M-9 certificates, the class M-10 certificates and the class M-11 certificates represent interests in all of the pool I mortgage loans in the trust fund.

THE POOL I NON-OFFERED CERTIFICATES

     The Issuing Entity will also issue [two] other classes of certificates related to the pool I mortgage loans: class C and class P certificates. The class C and class P certificates will not be offered under this free writing prospectus supplement.

     The Class C certificates initially evidence an interest of approximately [2.00]% of the stated principal balance of the pool I mortgage loans in the trust fund, which is the initial overcollateralization required by the pooling and servicing agreement for the pool I certificates.

     The class P certificates will have an initial certificate principal balance of $100 and will not be entitled to distributions in respect of principal or interest. The class P certificates will be entitled to all prepayment premiums or charges received in respect of the pool I mortgage loans.

THE POOL II OFFERED CERTIFICATES

     Of the certificates to be issued by Fremont Home Loan Trust 2006-B that are related to the pool II mortgage loans, the pool II senior certificates and the pool II subordinate certificates are being offered to you by this free writing prospectus supplement. The pool II offered certificates will not be entitled to any cash flows from the pool I mortgage loans or the pool I swap agreement.

     The pool II senior certificates and pool II subordinate certificates generally represent interests in the pool II mortgage loans.

THE POOL II NON-OFFERED CERTIFICATES

     The Issuing Entity will also issue one other class of certificates related to the pool II mortgage loans: the class SL-C certificates. The class SL-C certificates will not be offered under this free writing prospectus supplement.

     The class SL-C certificates initially evidence collectively an interest of approximately 4.30% of the stated principal balance of the pool II mortgage loans in the trust fund, which is the initial overcollateralization required by the pooling and servicing agreement for the pool II certificates.

THE OTHER CERTIFICATES

     The Issuing Entity will also issue two other classes of certificates, the class R and class RX certificates, that will not be offered under this free writing prospectus supplement.

     The class R and class RX certificates are not expected to receive any distributions.

     The non-offered certificates, including the class R and class RX certificates will initially be transferred to the sponsor as part of the purchase price for the pool I mortgage loans and pool II mortgage loans pursuant to the mortgage loan purchase agreement. The sponsor intends to transfer the class C and class P certificates to an affiliate in connection with the issuance of net interest margin or "NIM" securities. With respect to the remaining non-offered certificates, the sponsor may (i) sell some or all to one or more third parties in privately negotiated transactions, (ii) transfer them to an affiliate or (iii) retain them for long-term investments. See "Description of the Certificates--The Other Certificates" in this free writing prospectus supplement.

CLOSING DATE

     On or about August 3, 2006.

CUT-OFF DATE

     August 1, 2006.

DISTRIBUTIONS

     Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in September 2006, to the holders of record on the related record date.

RECORD DATE

     The record date for the certificates will be the business day preceding the related distribution date, unless the certificates are issued in definitive form, in which case the record date will be the last day of the month immediately preceding the related distribution date (or, if such day is not a business day, on the immediately preceding business day).

FORM OF CERTIFICATES; DENOMINATIONS

     The offered certificates will be issued and available only in book-entry form, in minimum denominations of $100,000 initial principal amount and integral multiples of $1 in excess of $100,000.

ACCRUED INTEREST

     The price paid by investors for the offered certificates will not include any accrued interest.

INTEREST COVERAGE ACCOUNT

     On the closing date, part of the proceeds of the sale of the pool I and pool II certificates will be deposited into an account designated the "interest coverage account," which will be held by the trust administrator. Amounts on deposit in the interest coverage account will be withdrawn on the initial distribution date to cover any shortfall in interest distributions on the certificates due to the length of the initial interest accrual period and otherwise to be distributed as excess cash flow on the first distribution date. See "Description of the Certificates--Interest Coverage Account" in this free writing prospectus supplement.

DISTRIBUTIONS OF INTEREST

     The pass-through rates for each class of senior and subordinate certificates will be equal to the sum of one-month LIBOR plus a fixed margin, subject to caps on those pass-through rates. Interest will accrue on the senior and subordinate certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period.

     The interest accrual period for the certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, from and including the closing date) through the day before the related distribution date.

     For a complete description of the interest distributions to the certificateholders, see "Description of the Certificates--Distributions of Interest and Principal."

DISTRIBUTIONS OF INTEREST FOR POOL I

     For the pool I mortgage loans, on each distribution date, the trust administrator will make distributions from interest collections for each pool I mortgage group, after the payment of certain expenses, in the following order of priority:

     - to the related class or classes of pool I senior certificates, current interest for such distribution date;

     - to the class or classes of pool I senior certificates related to the unrelated mortgage group, current interest for such distribution date (after giving effect to the distribution of the interest collection for the unrelated pool I mortgage group);

     - to the pool I subordinate certificates, in the order of priority described in this free writing prospectus supplement, current interest for such distribution date; and

     - to be applied as part of pool I excess cashflow for such distribution date as described below.

     For a complete description of the interest distributions to the certificateholders, see "Description of the Certificates--Distributions of Interest and Principal for Pool I."

DISTRIBUTIONS OF INTEREST FOR POOL II

     For the pool II mortgage loans, on each distribution date, the trust administrator will make distributions from interest collections, after the payment of certain expenses, in the following order of priority:

     - to the class SL-A certificates, current interest for such distribution date;

     - to the pool II subordinate certificates, in the order of priority described in this free writing prospectus supplement, current interest for such distribution date; and

     - to be applied as part of pool II excess cashflow for such distribution date as described below.

     For a complete description of the interest distributions to the certificateholders, see "Description of the Certificates--Distributions of Interest and Principal for Pool II."

DISTRIBUTIONS OF PRINCIPAL FOR POOL I

     Principal will be distributed on the pool I certificates on each distribution date as described under "Description of the Certificates--Distributions of Interest and Principal for Pool I" in this free writing prospectus supplement.

     The allocation and priority of distributions will differ depending on whether the distribution date is prior to or after the pool I stepdown date or if the distribution occurs when a pool I trigger event is in effect.

     The pool I stepdown date means the earlier of (1) the distribution date on which the aggregate certificate principal balance of the pool I senior certificates have been reduced to zero, and (2) the later of (i) the distribution date upon which the percentage of credit enhancement provided for the pool I senior certificates is greater than or equal to 43.20% and (ii) the distribution date occurring in September 2009.

     A pool I trigger event exists for any distribution date in respect to which
(a) the quotient of (1) the aggregate stated principal balance of all mortgage loans in pool I that are 60 or more days delinquent, measured on a rolling three-month basis (including mortgage loans in foreclosure, REO properties and mortgage loans with respect to which the applicable borrower is in bankruptcy) divided by

(2) the aggregate collateral balance of pool I equals or exceeds 38.04%, or (b) the quotient (expressed as a percentage) of (1) the aggregate realized losses related to pool I incurred from the cut-off date through the last day of the calendar month preceding such distribution date divided by (2) the aggregate principal balance of pool I as of the closing date exceeds the required loss percentage for pool I as set forth in this free writing prospectus supplement.

DISTRIBUTIONS OF PRINCIPAL FOR POOL II

     Principal will be distributed on the pool II certificates on each distribution date as described under "Description of the Certificates--Distributions of Interest and Principal for Pool II" in this free writing prospectus supplement.

     The allocation and priority of distributions will differ depending on whether the distribution date is prior to or after the pool II stepdown date or if the distribution occurs when a pool II trigger event is in effect.

     The pool II stepdown date means the earlier of (1) the first distribution date on which the aggregate certificate principal balance of the pool II senior certificates has been reduced to zero, and (2) the later of (i) the distribution date occurring in September 2009 and (ii) the distribution date upon which the percentage of credit enhancement provided for the pool II senior certificates is greater than or equal to 74.50%.

     A pool II trigger event exists for any distribution date in respect to which (a) the quotient of (1) the aggregate stated principal balance of all mortgage loans in pool II that are 60 or more days delinquent, measured on a rolling six-month basis (including mortgage loans in foreclosure, REO properties and mortgage loans with respect to which the applicable borrower is in bankruptcy) divided by (2) the aggregate collateral balance of pool II equals or exceeds 10.75%, or (b) the quotient (expressed as a percentage) of (1) the aggregate realized losses related to pool II incurred from the cut-off date through the last day of the calendar month preceding such distribution date divided by (2) the aggregate principal balance of pool II as of the closing date exceeds the required loss percentage for pool II as set forth in this free writing prospectus supplement.

CREDIT ENHANCEMENT FOR POOL I

     The credit enhancement provided for the benefit of the holders of the pool I certificates consists solely of:

-    an initial overcollateralization amount of approximately 2.00%,

- the use of excess interest on the pool I mortgage loans to cover losses on the pool I mortgage loans and as a distribution of principal to maintain or build overcollateralization,

- the subordination of distributions on the more subordinate classes of pool I certificates to the required distributions on the more senior classes of pool I certificates,

- the allocation of Pool I losses on the pool I mortgage loans to the most subordinate classes of pool I certificates then outstanding, and

- the application of net swap payments to cover interest shortfalls and losses on the pool I mortgage loans, and as a distribution of principal to maintain or restore overcollateralization.

The chart below summarizes the relative seniority of the various classes of pool I certificates and indicates the initial level of credit support provided to the various classes of pool I certificates. The following chart also illustrates generally the distribution priorities and the subordination features applicable to the pool I certificates.

                               INITIAL
ALLOCATION                      CREDIT   PRIORITY OF
OF LOSSES       CLASS(ES)      SUPPORT     PAYMENTS
----------   ---------------   -------   -----------
             Pool I Senior
             Certificates(1)    21.60%
    /\       M-1                17.10%
             M-2                13.95%
             M-3                12.10%
             M-4                10.40%
             M-5                 8.80%
             M-6                 7.30%
             M-7                 5.85%
             M-8                 4.60%
             M-9                 3.65%
             M-10                3.00%
             M-11                2.00%        \/

(1) The Group 1 Senior Certificates will be paid from funds related to collections from the group 1 mortgage loans, and the Group 2 Senior Certificates will be paid sequentially from funds related to collections from the group 2 mortgage loans.

CREDIT ENHANCEMENT FOR POOL II

     The credit enhancement provided for the benefit of the holders of the pool II certificates consists solely of:

-    an initial overcollateralization amount of approximately 4.30%,

- the use of excess interest on the pool II mortgage loans to cover losses on the pool II mortgage loans and as a distribution of principal to maintain or build overcollateralization,

- the subordination of distributions on the more subordinate classes of pool II certificates to the required distributions on the more senior classes of pool II certificates,

- the allocation of pool II losses on the pool II mortgage loans to the most subordinate classes of pool II certificates then outstanding, and

- the application of net swap payments to cover interest shortfalls and losses on the pool II mortgage loans, and as a distribution of principal to maintain or restore overcollateralization.

The chart below summarizes the relative seniority of the various classes of pool II certificates and indicates the initial level of credit support provided to the various classes of pool II certificates. The following chart also illustrates generally the distribution priorities and the subordination features applicable to the pool II certificates.

                           INITIAL
ALLOCATION                 CREDIT     PRIORITY OF
OF LOSSES    CLASS(ES)   SUPPORT(1)     PAYMENTS
----------   ---------   ----------   -----------
             SL-A          37.25%
    /\       SL-M1         32.45%
             SL-M2         28.15%
             SL-M3         25.20%
             SL-M4         22.60%
             SL-M5         19.90%
             SL-M6         17.40%
             SL-M7         14.95%
             SL-M8         12.65%
             SL-M9         10.60%
             SL-B1          8.40%          \/

(1) Assumes that the initial overcollateralization amount has built to the target overcollateralization amount of 8.40%.

MASTER SERVICING AND SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     As compensation for master servicing, custodial duties and administration of the issuing entity, the master servicer will be entitled to receive on a monthly basis, an amount equal to the product of 0.0135% per annum on the stated principal balance of each mortgage loan as of the beginning of the related due period. The master servicer will be responsible for paying an annual fee to the trustee and neither the trust fund nor the issuing entity will be responsible for such trustee fees; however, certain expenses incurred by the trustee are reimbursable from the issuing entity as set forth in this free writing prospectus supplement.

     The servicer will be paid in the aggregate on a monthly basis, an amount equal to the product of 0.50% per annum on the stated principal balance of each mortgage loan as of the beginning of the related due period, referred to as the servicing fee. As additional servicing compensation, the servicer is generally entitled to retain (i) all servicing related fees, including fees collected in connection with assumptions, modification, late payment charges and other similar amounts (other than prepayment penalties) to the extent collected from the borrower, (ii) any prepayment interest excess and (iii) any investment earnings on funds held in their respective custodial accounts and escrow accounts. See "The Pooling and

Servicing Agreement--Servicing Fees, Master Servicing Compensation, Other Compensation and Payment of Expenses" in this free writing prospectus supplement.

     The servicing fees and master servicing fees may be subject to adjustment in connection with any borrower prepayments in between due dates. When a borrower prepays all or a portion of a mortgage loan between due dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment rather than a full month's interest, which could result in a prepayment interest shortfall in respect of interest available for payment to certificateholders. In order to mitigate the effect of prepayment interest shortfalls, the servicer (or the master servicer, to the extent that the servicer fails to do so) will be required to pay compensating interest (but only up to the amount of the servicing fee for the related distribution date, in the case of the servicer, or the master servicing fee, in the case of the master servicer) into the collection account to the extent of any prepayment interest shortfall in respect of borrower prepayments.

     Each of the servicing fee and the master servicing fee shall be payable from borrower payments and other receipts in respect of the mortgage loans prior to the distribution of any amounts to the certificateholders.

ADVANCES

     The servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the first lien mortgage loans only. The servicer will also be required to make cash advances to preserve and protect any mortgaged property (such as for taxes and insurance), unless the servicer reasonably believes that the P&I or servicing advances cannot be repaid from future payments or other collections on the applicable mortgage loans. The master servicer, as successor servicer, will be required to make an advance only in cases where the servicer was required to make such advance but failed to do so. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates or to preserve and protect the mortgaged property and are not intended to guarantee or insure against losses. The servicer will not be required to make cash advances with regard to delinquent payments of principal and interest on the second lien mortgages.

SWAP AGREEMENTS

     The certificates (other than the Class C, class SL-C, class P, class R and class RX certificates) will be entitled to the benefits provided by two separate swap agreements. The counterparty to the Pool I swap agreement is Swiss Re Financial Products Corporation, a Delaware corporation. See "Description of the Certificates--The Pool I Swap Provider" in this free writing prospectus supplement. The counterparty to the pool II swap agreement is Bear Stearns Financial Products Inc. See "Description of the Certificates--The Pool II Swap Provider" in this free writing prospectus supplement.

POOL I SWAP AGREEMENT

     The trust administrator, on behalf of the issuing entity, will enter into an interest rate swap agreement (the "pool I swap agreement") with Swiss Re Financial Products Corporation, as swap provider (the pool I swap provider"). Under the pool I swap agreement, on or prior to each distribution date, the issuing entity will be obligated to pay to the pool I swap provider from amounts available therefor pursuant to the pooling and servicing agreement, a fixed amount equal to the product of (x) the fixed payment rate for the related distribution date as set forth on Annex I, (y) the adjusted pool I swap notional balance (as described herein) for that distribution date and (z) a fraction, the numerator of which is 30 (or, for the first distribution date, the number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360 (the "pool I fixed swap payment") and the pool I swap provider will be obligated to make floating payments to the issuing entity equal to the product of (x) one-month LIBOR (as determined pursuant to the Pool I Swap Agreement), (y) the Adjusted Pool I Swap Notional Balance for that distribution date, and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous distribution date to but excluding the current distribution date (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360. To the extent that the fixed payment exceeds the floating payment on any distribution date, amounts otherwise available to pool I certificateholders will be applied to make a net payment to the pool I swap provider, and to the extent that the floating payment exceeds the fixed payment on any distribution date, the pool I swap provider will make a pool I net swap payment. Generally, such net amount will be deposited into a swap account by the pool I swap administrator pursuant to the pooling and servicing agreement and a swap administration agreement, and amounts on deposit in the pool I swap account will be distributed in accordance with the terms set forth in the pooling and servicing agreement and swap administration agreement.

     Upon early termination of the pool I swap agreement, the trust or the pool I swap provider may be liable to make a pool I swap termination payment to the other party (regardless of which party caused the termination). The pool I swap termination payment will be computed in accordance with the procedures set forth in the pool I swap agreement. In the event that the trust is required to make a pool I swap termination payment, that payment will be paid on the related distribution date, and on any subsequent distribution dates until paid in full, generally prior to any distribution to certificateholders. See "Description of the Certificates--The Pool I Swap Agreement" and "Description of the Certificates - The Pool I Swap Administration Agreement" in this free writing prospectus supplement for additional information.

     Pool I net swap payments and pool I swap termination payments payable by the trust (other than pool I swap termination payments resulting from a pool I swap provider trigger event) will be deducted from pool I available funds before distributions to certificateholders and will first be deposited into the pool I swap account before payment to the pool I swap provider.

     See "Risk Factors-The Swap Agreements are subject to Counterparty Risk," "Description of the Certificates-The Pool I Swap Agreement" and "Description of Certificates - The Pool I Swap Administration Agreement" in this free writing prospectus supplement.

POOL II SWAP AGREEMENT

     The trust administrator, on behalf of the issuing entity, will enter into an interest rate swap agreement (the "pool II swap agreement") with Bear Stearns Financial Products Inc., as swap provider (the "pool II swap provider"). Under the pool II swap agreement, on or prior to each distribution date, the issuing entity will be obligated to pay to the pool II swap provider from amounts available therefor pursuant to the pooling and servicing agreement, a fixed amount equal to the product of (x) the fixed payment rate for the related distribution date as set forth on Annex I, (y) the adjusted pool II swap notional balance (as described herein) for that distribution date and (z) a fraction, the numerator of which is 30 (or, for the first distribution date, the number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360 (the "pool II fixed swap payment") and the pool II swap provider will be obligated to make floating payments to the issuing entity equal to the product of (x) one-month LIBOR (as determined pursuant to the pool II swap agreement), (y) the adjusted pool II swap notional balance for that distribution date, and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous distribution date to but excluding the current distribution date (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is
360. To the extent that the fixed payment exceeds the floating payment on any distribution date, amounts otherwise available to pool II certificateholders will be applied to make a net payment to the pool II swap provider, and to the extent that the floating payment exceeds the fixed payment on any distribution date, the pool II swap provider will make a pool II net swap payment. Generally, such net amount will be deposited into a swap account by the pool II swap administrator pursuant to the pooling and servicing agreement and a swap administration agreement, and amounts on deposit in the pool II swap account will be distributed in accordance with the terms set forth in the pooling and servicing agreement and swap administration agreement.

     Upon early termination of the pool II swap agreement, the trust or the pool II swap provider may be liable to make a pool II swap termination payment to the other party (regardless of which party caused the termination). The pool II swap termination payment will be computed in accordance with the procedures set forth in the pool II swap agreement. In the event that the trust is required to make a pool II swap termination payment, that payment will be paid on the related distribution date, and on any subsequent distribution dates until paid in full, generally prior to any distribution to certificateholders. See "Description of the Certificates--The Pool II Swap Agreement" and "Description of the Certificates - The Pool II Swap Administration Agreement" in this free writing prospectus supplement for additional information.

     Pool II net swap payments and pool II swap termination payments payable by the trust (other than pool II swap termination payments resulting from a pool II swap provider trigger event) will be deducted from pool II available funds before distributions to certificateholders and will first be deposited into the pool II swap account before payment to the pool II swap provider.

     See "Risk Factors-The Swap Agreements are subject to Counterparty Risk," "Description of the Certificates-The Pool II Swap Agreement" and "Description of Certificates - The Pool II Swap Administration Agreement" in this free writing prospectus supplement.

                            Cash Flows for Each Pool

                                  (FLOW CHART)

THE MORTGAGE LOANS

     The mortgage loans to be included in the trust fund will consist of two pools of mortgage loans: one pool of fixed- and adjustable-rate sub-prime mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties (the "pool I mortgage loans") and one pool of fixed-rate sub-prime mortgage loans secured solely by second lien mortgages or deeds of trust on residential real properties (the "pool II mortgage loans" and, together with the pool I mortgage loans, the "mortgage loans"). All of the mortgage loans were purchased by the depositor from Fremont Investment & Loan, who will make certain representations and warranties relating to the mortgage loans.

     The pool I mortgage loans are entirely separate from the pool II mortgage loans. The pool I mortgage loans relate solely to the pool I certificates, and the pool II mortgage loans relate solely to the pool II certificates.

     The pool I mortgage loans include adjustable-rate and fixed-rate mortgage loans. Generally, after an initial fixed-rate period, the interest rate on each adjustable-rate mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan, in each case, subject to initial, periodic and lifetime limitations. None of the Pool II mortgage loans are adjustable-rate mortgage loans. See "The Mortgage Loan Pools--The Index" in this free writing prospectus supplement.

     On the closing date, the issuing entity will purchase the pool I mortgage loans and the pool II mortgage loans.

     For additional information regarding the mortgage loans, see "The Mortgage Loan Pools" in this free writing prospectus supplement.

THE POOL I MORTGAGE LOANS

     The aggregate principal balance of the pool I mortgage loans as of the cut-off date was approximately $1,014,751,723, subject to a variance of +/- 5%. Approximately 80.93% of the aggregate principal balance of the pool I mortgage loans constituted the aggregate principal balance of the adjustable rate mortgage loans in pool I and approximately 19.07% of such balance constituted the aggregate principal balance of the fixed rate mortgage loans in pool I.

     For purposes of calculating principal distributions on the pool I senior certificates and for purposes of calculating the allocation of certain interest shortfalls to the pool I certificates, in each case as described in detail in this free writing prospectus supplement, the pool I mortgage loans have been divided into two groups, designated as "group 1 mortgage loans" and "group 2 mortgage loans." The group 1 mortgage loans consist only of those pool I mortgage loans with principal balances that conformed to Freddie Mac loan limits at origination. The group 2 mortgage loans consist of pool I mortgage loans with principal balances that may or may not have conformed to Freddie Mac loan limits at origination. The characteristics of the mortgage loans in each group are described under "The Mortgage Loan Pools" in this free writing prospectus supplement. The class 1-A certificates generally represent interests in the group 1 mortgage loans. The class 2-A-1, class 2-A-2, class 2-A-3 and class 2-A-4 certificates generally represent interests in the group 2 mortgage loans. The class M-1, class M-2, class M-3, class M-4, class M-5, class M-6, class M-7, class M-8, class M-9, class M-10 and class M-11 certificates represent interests in all of the pool I mortgage loans in the trust fund.

     The pool I mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of approximately 357 months as of the cut-off date, and have the following approximate characteristics as of the cut-off date:

        SELECTED MORTGAGE LOAN POOL DATA FOR THE POOL I MORTGAGE LOANS(1)

                                       AGGREGATE FOR POOL I                   GROUP 1                          GROUP 2
                                  ------------------------------   -----------------------------   ------------------------------
                                  ADJUSTABLE-RATE    FIXED-RATE    ADJUSTABLE-RATE    FIXED-RATE   ADJUSTABLE-RATE    FIXED-RATE
                                  ---------------   ------------   ---------------   -----------   ---------------   ------------
Stated Principal Balance:           $821,200,153    $193,551,570     $176,532,850    $40,884,869     $644,667,303    $152,666,702
Number of Mortgage Loans:                   3161            1604              953            516            2,208           1,088
Average Stated Principal
   Balance:                         $    259,791    $    120,668     $    185,239    $    79,234     $    291,969    $    140,319
Weighted Average Gross Coupon:             8.501%          9.006%           8.530%         8.888%           8.493%          9.037%
Weighted Average Net Coupon(2):            7.988%          8.943%           8.017%         8.375%           7.980%          8.524%
Weighted Average Original
   Credit Score:                             621             650              618            652              622             649
Weighted Average Original LTV
   or CLTV Ratio(3):                       80.50%          85.36%           80.84%         84.85%           80.40%          85.50%
Weighted Average Stated
   Remaining Term (Mo.):                     358             353              358            347              358             355
Weighted Average Seasoning
   (Mo.):                                      2               2                2              1                2               2
Weighted Average Months to
   Roll(4):                                   22             N/A               22            N/A               22             N/A
Weighted Average Gross
   Margin(4):                              6.067%            N/A            6.118%           N/A            6.053%            N/A
Weighted Average Initial Rate
   Cap(4):                                 2.713%            N/A            2.742%           N/A            2.705%            N/A
Weighted Average Periodic Rate
   Cap(4):                                 1.500%            N/A            1.500%           N/A            1.500%            N/A
Weighted Average Gross Max.
   Lifetime Rate(4):                      14.502%            N/A           14.531%           N/A           14.493%            N/A

----------
(1) All percentages calculated in this table are based on stated principal balances as of the cut-off date, and are subject to a variance of +/- 5%, unless otherwise noted.

(2) The Weighted Average Net Coupon is equal to the Weighted Average Gross Coupon less the servicing fee rate.

(3) Original LTV applies to first-lien loans and combined LTV (CLTV) applies to second-lien loans.

(4) Represents the weighted average of the adjustable-rate mortgage loans in the applicable mortgage loan group

THE POOL II MORTGAGE LOANS

     The aggregate principal balance of the pool II mortgage loans as of the cut-off date was approximately $287,816,649, subject to a variance of +/- 5%. All of the pool II mortgage loans are fixed rate mortgage loans.

     The pool II mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of approximately 350 months as of the cut-off date, and have the following approximate characteristics as of the cut-off date:

                    SELECTED MORTGAGE LOAN POOL DATA FOR THE
                            POOL II MORTGAGE LOANS(1)

                              FIXED-RATE
                             ------------
Stated Principal Balance:    $287,816,649
Number of Mortgage Loans:           4,461
Average Stated Principal
   Balance:                  $     64,518
Weighted Average Gross
   Coupon:                         11.496%
Weighted Average Net
   Coupon(2):                      10.983%
Weighted Average Original
   Credit Score:                      648
Weighted Average Original
   CLTV Ratio:                      99.58%
Weighted Average Stated
   Remaining Term (Mo.):              350
Weighted Average Seasoning
   (Mo.):                               2

----------
(1) All percentages calculated in this table are based on stated principal balances as of the cut-off date, and are subject to a variance of +/- 5%, unless otherwise noted.

(2) The Weighted Average Net Coupon is equal to the Weighted Average Gross Coupon less the servicing fee rate.

REMOVAL AND SUBSTITUTION OF ASSETS

     Upon the discovery of the breach of any representation or warranty made by the originator, the sponsor or the depositor in respect of a mortgage loan that materially and adversely affects the interests of the certificateholders, the originator, the sponsor or the depositor, as the case may be, will be obligated to repurchase or, in certain cases, substitute a new mortgage loans for the affected mortgage loan. These removals and/or substitutions may result in changes in the characteristics of the related mortgage loan pool. These changes may affect the weighted average lives and yields to maturity of the related offered certificates.

OPTIONAL TERMINATION OF THE ISSUING ENTITY

     With respect to the Pool I certificates, the servicer may, at its option, purchase the pool I mortgage loans on any distribution date when the aggregate stated principal balance of the pool I mortgage loans, as further described in this free writing prospectus supplement, as of the last day of the second preceding due period is equal to or less than 10% of the aggregate stated principal balance of the pool I mortgage loans as of the cut-off date and thereby effect the early retirement of the pool I certificates.

     With respect to the Pool II certificates, the servicer may, at its option, purchase the pool II mortgage loans on any distribution date when the aggregate stated principal balance of the pool II mortgage loans, as further described in this free writing prospectus supplement, as of the last day of the second preceding due period is equal to or less than 10% of the aggregate stated principal balance of the pool II mortgage loans as of the cut-off date and thereby effect the early retirement of the pool II certificates.

     Purchase of the pool I mortgage loans or the pool II mortgage loans by the servicer would result in the final distribution on the Pool I or Pool II certificates on the related distribution date; however, the optional termination of one pool will not require the optional termination of the other pool. Any optional termination will be permitted only pursuant to a "qualified liquidation," as defined under Section 860F of the Internal Revenue Code of 1986, as amended.

ERISA CONSIDERATIONS

     The certificates will not be eligible for purchase by an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code").

     For more information regarding ERISA considerations and compliance applicable to the offered certificates, see "ERISA Considerations" in this free writing prospectus supplement.

FEDERAL TAX ASPECTS

     Hunton & Williams LLP will act as tax counsel to Fremont Mortgage Securities Corporation and is of the opinion that:

- designated portions of the trust fund (exclusive of the pool I net WAC rate carryover reserve account, the pool II net WAC rate carryover reserve account, the pool I swap account, the pool II swap account, the related swap agreements, the interest coverage account and certain other assets specified in the pooling and servicing agreement) will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes, and

- the offered certificates will represent (i) regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and (ii) interests in certain net WAC rate carryover amounts. Each interest in net WAC rate carryover amounts will be treated as a notional principal contract for federal income tax purposes.

     For additional information regarding the federal tax aspects of the certificates, see "Material Federal Income Tax Considerations" in this free writing prospectus supplement.

LEGAL INVESTMENT CONSIDERATIONS

     None of the certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, commonly known as SMMEA. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in certain classes of the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment Considerations May Not Be Liquid" in this free writing prospectus supplement and "Legal Investment Considerations" in this free writing prospectus supplement and in the prospectus.

RATINGS

     In order to be issued, the offered certificates must be assigned ratings not lower than the following ratings by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch, Inc. and Dominion Bond Rating Service:

CLASS    S&P   MOODY'S   FITCH      DBRS
-----   ----   -------   -----   ---------
1-A     AAA    Aaa       AAA     AAA
2-A-1   AAA    Aaa       AAA     AAA
2-A-2   AAA    Aaa       AAA     AAA
2-A-3   AAA    Aaa       AAA     AAA
2-A-4   AAA    Aaa       AAA     AAA
M-1     AA+    Aa1       AA+     AA(high)
M-2     AA     Aa2       AA      AA
M-3     AA-    Aa3       AA-     AA(low)
M-4     A+     A1        A+      A(high)
M-5     A      A2        A       A
M-6     A-     A3        A-      A(low)
M-7     BBB+   Baa1      BBB+    BBB(high)
M-8     BBB    Baa2      BBB+    BBB(high)
M-9     BBB    Baa3      BBB     BBB
M-10    BBB-   Ba1       BBB-    BBB(low)
M-11    BB+    Ba2       BB+     BBB(low)
SL-A    AAA    Aaa       AAA     AAA
SL-M1   AA+    Aa1       AA+     AA(high)
SL-M2   AA     Aa2       AA+     AA(high)
SL-M3   AA-    Aa3       AA      AA
SL-M4   A+     A1        AA-     AA(low)
SL-M5   A      A2        A+      A(high)
SL-M6   A-     A3        A       A
SL-M7   BBB+   Baa1      A-      A(low)
SL-M8   BBB    Baa2      BBB+    BBB(high)
SL-M9   BBB-   Baa3      BBB+    BBB(high)
SL-B1   BB+    Ba1       BBB     BBB

     A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

                      CERTAIN MORTGAGE LOAN CHARACTERISTICS
                                     POOL I

                                  CREDIT GRADE

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                   LTV/CLTV(1)

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  FICO SCORES

                                     (GRAPH)

                              (PLOT POINTS TO COME)

(1) This chart reflects LTV for first Liens Mortgage Loans and CLTV for second Liens Mortgage Loans.

                                  PRODUCT TYPE

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  LIEN POSITION

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  PROPERTY TYPE

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                    OCCUPANCY

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  DOCUMENTATION

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                      CERTAIN MORTGAGE LOAN CHARACTERISTICS
                                     POOL II

                                  CREDIT GRADE

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                      CLTV

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  FICO SCORES

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  PRODUCT TYPE

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  LIEN POSITION

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  PROPERTY TYPE

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                    OCCUPANCY

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  DOCUMENTATION

                                     (GRAPH)

                              (PLOT POINTS TO COME)

                                  RISK FACTORS

     THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, YOU SHOULD NOT PURCHASE ANY CLASS OF OFFERED CERTIFICATES UNLESS YOU UNDERSTAND AND ARE ABLE TO BEAR THE PREPAYMENT, CREDIT, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS.

     THE OFFERED CERTIFICATES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT YOU POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN THE CONTEXT OF YOUR FINANCIAL SITUATION.

     UNLESS OTHERWISE SPECIFIED, ALL PERCENTAGES OF MORTGAGE LOANS IN THIS "RISK FACTORS" SECTION ARE PERCENTAGES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE OF AUGUST 1, 2006.

LESS STRINGENT UNDERWRITING      The mortgage loans were made, in part, to
GUIDELINES AND THE RESULTANT     borrowers who, for one reason or another, are
POTENTIAL FOR DELINQUENCIES ON   not able, or do not wish, to obtain financing
THE MORTGAGE LOANS COULD LEAD    from traditional sources. These mortgage loans
TO LOSSES ON YOUR CERTIFICATES   may be considered to be of a riskier nature
                                 than mortgage loans made by traditional sources
                                 of financing, so that the holders of the
                                 certificates may be deemed to be at greater
                                 risk of loss than if the mortgage loans were
                                 made to other types of borrowers.

                                 The underwriting guidelines used in the
                                 origination of the mortgage loans held by the Issuing Entity are generally less stringent than those of Freddie Mac with respect to a borrower's credit history and in certain other respects. Borrowers on such mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, rates of delinquencies, defaults and foreclosures on the mortgage loans purchased by the Issuing Entity will be higher, and may be substantially higher, than those experienced by mortgage loans underwritten in a manner which is more similar to the Freddie Mac guidelines.

                                 Furthermore, changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. We cannot assure you that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related mortgage loans.

HIGH LOAN-TO-VALUE RATIOS        Mortgage loans with higher original
INCREASE RISK OF LOSS            loan-to-value ratios (or original combined
                                 loan-to-value ratios in the case of second lien
                                 mortgage loans) may present a greater risk of
                                 loss than mortgage loans with original
                                 loan-to-value ratios (or original combined
                                 loan-to-value ratios in the case of second lien
                                 mortgage loans) of 80% or below. Approximately
                                 34.27% of the pool I mortgage loans,
                                 approximately 33.97% of the group 1 mortgage
                                 loans, approximately 34.36% of the group 2
                                 mortgage loans and approximately 99.77% of the
                                 pool II mortgage loans (in each case, based on
                                 the aggregate stated principal balance of the
                                 related mortgage loans in the related mortgage
                                 loan pool or loan group as of the cut-off date)
                                 had original loan-to-value ratios (or original
                                 combined loan-to-value ratios in the case of
                                 second lien mortgage loans) greater than 80%,
                                 calculated as described under "The Mortgage
                                 Loan Pools--General" in this free writing
                                 prospectus supplement.

                                 Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios (or combined loan-to-value ratios in the case of second lien mortgage loans) of the mortgage loans may differ from the appraised value of such mortgaged properties if current appraisals were obtained.

MORTGAGE LOANS SECURED BY        Approximately 7.08%, 6.72%, 7.17% and 100% of
SECOND LIENS MAY EXPERIENCE      the pool I mortgage loans, group 1 mortgage
HIGHER LOSSES                    loans, group 2 mortgage loans and pool II
                                 mortgage loans, respectively (in each case,
                                 based on the aggregate stated principal balance
                                 of the related mortgage loans in the related
                                 mortgage loan pool as of the cut-off date) are
                                 secured by second mortgages or deeds of trust.
                                 Proceeds from the liquidation of the mortgaged
                                 property will be available to satisfy the
                                 second lien loans only if the claims of any
                                 senior mortgages have been satisfied in full.
                                 When it is uneconomical to foreclose on the
                                 mortgaged property or engage in other loss
                                 mitigation procedures, the servicer may write
                                 off the entire outstanding balance of the
                                 mortgage loans as bad debt. These risks are
                                 particularly applicable to second liens that
                                 have high combined loan-to-value ratios or have
                                 small balances relative to the total
                                 indebtedness of the borrower because it is more
                                 likely that the servicer would determine
                                 foreclosure to be uneconomical for these types
                                 of home equity loans than for first lien
                                 mortgage loans with low loan-to-value ratios.
                                 As of the cut-off date, the weighted average
                                 combined loan-to-value ratio of the pool I
                                 mortgage loans, group 1 mortgage loans, group 2
                                 mortgage loans and pool II mortgage loans (in
                                 each case, based on the aggregate stated
                                 principal balance of the related mortgage loans
                                 in the related mortgage loan pool as of the
                                 cut-off date) is approximately 88.87%, 89.88%,
                                 88.60% and 99.58%, respectively.

SIMULTANEOUS SECOND LIEN RISK    With respect to approximately 40.53%, 47.28%,
DECREASES TOTAL EQUITY           38.69% and 100% of the pool I mortgage loans,
INVESTMENT BY BORROWERS IN       group 1 mortgage loans, group 2 mortgage loans
RELATED MORTGAGED PROPERTY,      and pool II mortgage loans, respectively (in
INCREASING RISK OF LOSS          each case, based on the aggregate stated
                                 principal balance of the related mortgage loans
                                 in the related mortgage loan pool or loan group
                                 as of the cut-off date), at the time of
                                 origination of such first lien mortgage loan,
                                 the originator also originated a second lien
                                 mortgage loan. The weighted average original
                                 loan-to-value ratio of such mortgage loans is
                                 approximately 80.90%, with respect to those
                                 pool I mortgage loans, approximately 81.72%,
                                 with respect to those group 1 mortgage loans,
                                 approximately 80.62%, with respect to those
                                 group 2 mortgage loans and approximately
                                 99.58%, with respect to those pool II mortgage
                                 loans, and the original weighted average
                                 combined loan-to-value ratio of such mortgage
                                 loans (including the related simultaneous
                                 second lien) is approximately 99.27%, with
                                 respect to those pool I mortgage loans,
                                 approximately 99.25%, with respect to those
                                 group 1 mortgage loans, approximately 99.28%,
                                 with respect to those group 2 mortgage loans
                                 and approximately 99.58%, with respect to those
                                 pool II mortgage loans.

                                 With respect to those mortgage loans,
                                 foreclosure frequency may be increased relative to mortgage loans that were originated without a simultaneous second lien since mortgagors have less equity in the mortgaged property.
                                 Investors should also note that any mortgagor may obtain secondary financing at any time subsequent to the date of origination of their mortgage loan from the originator or from any other lender.

INCLUSION OF A FIRST AND         Approximately 7.08% of the pool I mortgage
SECOND LIEN ON THE SAME          loans, approximately 6.72% of the group 1
PROPERTIES IN THE MORTGAGE       mortgage loans and approximately 7.17% of the
POOL MAY INCREASE RISK OF LOSS   group 2 mortgage loans are secured by second
                                 liens subordinate to the rights of the
                                 mortgagee under the related first mortgage. In
                                 the event of a default with respect to the
                                 related first mortgage loan, the Issuing Entity
                                 will have no source of funds to satisfy the
                                 first mortgage or make payments due to the
                                 first mortgagee and, accordingly, its ability
                                 to realize on its second lien may be limited.

                                 The aggregate principal balance of the second lien mortgage loans in pool I with related first lien mortgage loans in pool I represents approximately 5.98% of the aggregate principal balance of such mortgage pool. In these circumstances, the effective combined loan to value ratio may be higher than indicated for the individual loans resulting in an increased exposure to the related mortgage property for the trust fund. See "--Simultaneous Second Lien
                                 Risk Decreases Total Equity Investment By
                                 Borrowers in Related Mortgaged Property,
                                 Increasing Risk of Loss."

GEOGRAPHIC CONCENTRATION OF      Different geographic regions of the United
THE MORTGAGE LOANS IN            States from time to time will experience weaker
PARTICULAR JURISDICTIONS MAY     regional economic conditions and housing
RESULT IN GREATER LOSSES IF      markets, and, consequently, may experience
THOSE JURISDICTIONS EXPERIENCE   higher rates of loss and delinquency on
ECONOMIC DOWNTURNS               mortgage loans than are being experienced in
                                 other regions of the United States generally.
                                 Any concentration of the mortgage loans in a
                                 region may present risk considerations in
                                 addition to those generally present for similar
                                 mortgage-backed securities without that
                                 concentration. This may subject the mortgage
                                 loans held by the Issuing Entity to the risk
                                 that a downturn in the economy in this region
                                 of the country would more greatly affect the
                                 pool than if the pool were more diversified.

                                 In particular, the following approximate percentages of pool I mortgage loans as of the cut-off date were secured by mortgaged properties located in the following states, representing concentrations in excess of 5%:

                                 Pool I Mortgage Loans
                                 California   25.91%
                                 Florida      14.71%
                                 New York     10.51%
                                 Maryland      7.16%
                                 Illinois      6.10%
                                 New Jersey    5.12%

                                 Group 1 Mortgage Loans
                                 California   13.91%
                                 Florida      12.89%
                                 Maryland      8.64%
                                 Illinois      8.41%
                                 New York      7.98%
                                 New Jersey    5.30%
                                 Georgia       5.02%

                                 Group 2 Mortgage Loans
                                 California   29.18%
                                 Florida      15.21%
                                 New York     11.19%
                                 Maryland      6.75%
                                 Illinois      5.47%
                                 New Jersey    5.07%

                                 In addition, the following approximate
                                 percentages of pool II mortgage loans as of the cut-off date were secured by mortgaged properties located in the following states, representing concentrations in excess of 5%:

                                 Pool II Mortgage Loans
                                 California   26.57%
                                 Florida      15.04%
                                 New York     11.93%
                                 New Jersey    5.87%
                                 Maryland      5.63%
                                 Illinois      5.55%

                                 The concentration of mortgage loans with specific characteristics relating to the types of properties, property characteristics, and geographic location are likely to change over time. Principal payments may affect the concentration levels. Principal payments could include voluntary prepayments and prepayments resulting from casualty or condemnation, defaults and liquidations and from repurchases due to breaches of representations and warranties. Because principal payments on the mortgage loans are payable to the subordinate certificates in each pool at a slower rate than principal payments are made to the senior certificates in such pool, the subordinate certificates are more likely to be exposed to any risks associated with changes in concentrations of mortgage loan or property characteristics.

EFFECT ON YIELDS CAUSED BY       Mortgagors may prepay their mortgage loans in
PREPAYMENTS, DEFAULTS AND        whole or in part at any time. A prepayment of a
LOSSES                           mortgage loan generally will result in a
                                 prepayment on the related certificates. We
                                 cannot predict the rate at which mortgagors
                                 will repay their mortgage loans. We cannot
                                 assure you that the actual prepayment rates of
                                 the mortgage loans included in the trust fund
                                 will conform to any historical prepayment rates
                                 or any forecasts of prepayment rates described
                                 or reflected in any reports or studies relating
                                 to pools of mortgage loans similar to the types
                                 of mortgage loans included in the trust fund.

                                 If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                                 If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                                 The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates.
                                 Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

                                 The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

                                 The seller may initiate customer retention programs that could involve the solicitation of mortgage loan borrowers for possible loan refinancing. For example, a customer retention program may include the solicitation of all borrowers of the seller with adjustable rate mortgage loans that are approaching a scheduled rate reset date or borrowers of mortgage loans with a prepayment penalty period scheduled to expire. In addition, the seller may, from time to time, engage in general public solicitations for participation in various mortgage loan refinancing programs. Although solicitations related to customer retention programs or general refinancing solicitations will not be targeted specifically to the borrowers of the mortgage loans included in your trust fund, such borrowers may be included among those receiving such solicitations. Any refinancing of a mortgage loan may result in a prepayment of that mortgage loan and, consequently, may affect the weighted average life of and the yield on the certificates.

                                 Approximately 59.69% of the pool I mortgage loans, approximately 54.15% of the group 1 mortgage loans, approximately 61.20% of the group 2 mortgage loans and approximately 54.98% of the pool II mortgage loans require the mortgagor to pay a prepayment charge in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from one year to three years after the mortgage loan was originated. A prepayment charge may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

                                 Fremont Investment & Loan may be required to purchase mortgage loans from the Issuing Entity in the event certain breaches of its representations and warranties occur and have not been cured. These purchases will have the same effect on the holders of the related offered certificates as a prepayment of those mortgage loans.

                                 The servicer may purchase all of the pool I or pool II mortgage loans when the aggregate stated principal balance of the mortgage loans of such pool as of the last day of the second preceding due period is equal to or less than 10% of the aggregate stated principal balance of all of the mortgage loans in such pool as of the cut-off date.

                                 If the rate of default and/or the amount of losses on the mortgage loans are higher than you expect, then your yield may be lower than you expect.

                                 As a result of the absorption of realized losses on the mortgage loans by related excess interest and related overcollateralization as described in this free writing prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the
                                 liquidations, will result in an earlier return of principal to the related offered certificates and will influence the yield on such offered certificates in a manner similar to the manner in which principal prepayments on such mortgage loans will influence the yield on such offered certificates.

                                 The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the related offered certificates then entitled to principal distributions at any time that the overcollateralization provided by the related mortgage loan pool falls below the required level. An earlier return of principal to the holders of the related offered certificates as a result of the overcollateralization provisions will influence the yield on such offered certificates in a manner similar to the manner in which principal prepayments on the related mortgage loans will influence the yield on such offered certificates.

                                 The multiple class structure of the
                                 certificates causes the yield of certain classes of the certificates to be particularly sensitive to changes in the rates of prepayments of related mortgage loans. Because distributions of principal will be made to the classes of offered certificates according to the priorities described in this free writing prospectus supplement, the yield to maturity on those classes of certificates will be sensitive to the rates of prepayment on the mortgage loans in the related pool. Subject to the loss and delinquency performance of the related mortgage loan pool, the related subordinate certificates may continue (unless the aggregate certificate principal balance of the senior certificates of such mortgage loan pool has been reduced to zero) to receive no portion of the amount of principal then distributable to the offered certificates of such mortgage loan pool. The weighted average lives of the subordinate certificates related to such mortgage loan pool will therefore be longer than would otherwise be the case. The effect on the market value of the subordinate certificates in a mortgage loan pool of changes in market interest rates or market yields for similar securities may be greater than for the senior certificates in such mortgage loan pool.

                                 The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

                                 If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This would probably reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

                                 Newly originated mortgage loans may be more likely to default, which may cause losses on the offered certificates.

                                 Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Substantially all of the mortgage loans have been originated within 1 month prior to their sale to the Issuing
                                 Entity. As a result, the Issuing Entity may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

                                 The credit enhancement features may be
                                 inadequate to provide protection for the offered certificates.

                                 The credit enhancement features described in the summary of this free writing prospectus supplement are intended to enhance the likelihood that holders of the senior certificates related to each mortgage loan pool, and to a lesser extent, the holders of the subordinate certificates related to each mortgage loan pool will receive regular distributions of interest and principal to the extent described herein. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the related mortgage loans. If delinquencies or defaults occur on the mortgage loans, none of the servicer, the master servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

                                 If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.

                                 Delays in payment on your certificates may result from delinquent second lien mortgage loans because the servicer is not required to advance.

                                 The servicer is not obligated to advance scheduled monthly payments of principal and interest on second lien mortgage loans that are delinquent or in default. As a result, certificateholders may not receive a regular stream of payments from the second lien mortgage loans that become delinquent or go into default. Delinquencies and defaults on second lien mortgage loans are generally expected to occur with greater frequency in their early years. The rate of delinquency and default of second lien mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties.

PAYMENT STATUS OF THE MORTGAGE   Approximately 2.38% of the pool I mortgage
LOANS                            Loans and 3.52% of the pool II mortgage loans
                                 are more than 30 days delinquent as of July 1,
                                 2006. A Mortgage Loan is considered to be
                                 delinquent when a payment due on any due date
                                 remains unpaid as of the close of business on
                                 the next scheduled due date. No loan with a
                                 first payment July 1, 2006 or later could have
                                 been delinquent as of the date of this free
                                 writing prospectus supplement.

                                 The servicer will be required to make advances of delinquent payments of principal and interest on any delinquent first lien mortgage loans (to the extent such advances are deemed by the servicer to be recoverable), until such mortgage loans become current. Furthermore, with respect to any delinquent mortgage loan, the servicer may either foreclose on any such mortgage loan or work out an agreement with the mortgagor, which may involve waiving or modifying certain terms of the related mortgage loan. If the servicer extends the payment period or accepts a lesser amount than the amount due pursuant to the mortgage note in satisfaction of the mortgage note, your yield may be reduced.

                                 Investors should also see the tables in
                                 Schedule A titled "Delinquency History of the
                                 Pool I Mortgage Loans", "Delinquency History of the Group 1 Mortgage Loans", "Delinquency
                                 History of the Group 2 Mortgage Loans" and
                                 "Delinquency History of the Pool II Mortgage
                                 Loans."

INTEREST GENERATED BY THE        The weighted average of the interest rates on
MORTGAGE LOANS MAY BE            the mortgage loans in each mortgage loan pool
INSUFFICIENT TO CREATE OR        (net of fees and expenses) is expected to be
MAINTAIN THE REQUIRED LEVEL OF   higher than the pass-through rates on the
OVERCOLLATERALIZATION            certificates related to such pool. The mortgage
                                 loans in each pool are expected to generate
                                 more interest than is needed to distribute
                                 interest owed on the related certificates and
                                 to pay certain fees and expenses of the Issuing
                                 Entity. Any remaining interest generated by the
                                 mortgage loans in each pool will then be used
                                 to absorb losses that occur on the related
                                 mortgage loans. After these financial
                                 obligations of the Issuing Entity are covered,
                                 the

                                 available excess interest generated by the mortgage loans in each pool will be used to maintain overcollateralization at the required level for each pool determined as provided in the pooling and servicing agreement. We cannot assure you, however, that enough excess interest will be generated by either pool to absorb losses or to maintain the required level of overcollateralization for each pool. The factors described below, as well as the factors described in the next risk factor, will affect the amount of excess interest that the mortgage loans will generate.

                                 Every time a mortgage loan is prepaid in full, liquidated or written off, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

                                 If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest for the related loan group will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the related offered certificates.

                                 In general, the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the offered certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition:

                                 -    the adjustable-rate mortgage loans in pool
                                      I have a weighted average months-to-roll of approximately 22 months from the Cut-off Date;

                                 - the group 1 adjustable-rate mortgage loans have a weighted average months-to-roll of approximately 22 months from the Cut-off
                                      Date; and

                                 - the group 2 adjustable-rate mortgage loans have a weighted average months-to-roll of approximately 22 months from the Cut-off
                                      Date.

                                 As a result, the pass-through rates on the offered certificates related to each pool may increase relative to the weighted average of the interest rates on the mortgage loans in such pool, or the pass-through rates on the offered certificates related to each pool may remain constant as the weighted average of the interest rates on the mortgage loans in such pool declines. In either case, this would require that more of the interest generated by the related mortgage loans be applied to cover interest on the related offered certificates;
                                 provided, however, that the pass-through rates on the offered certificates cannot exceed the weighted average coupon of the related mortgage loans, less fees and expenses.

                                 If prepayments, defaults and liquidations occur more rapidly on the mortgage loans in a pool with relatively higher interest rates than on the mortgage loans in such pool with relatively lower interest rates, the amount of excess interest generated by such mortgage loans will be less than would otherwise be the case.

                                 Investors in the offered certificates, and
                                 particularly the subordinate certificates,
                                 should consider the risk that the
                                 overcollateralization may not be sufficient to
                                 protect your certificates from losses.
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EFFECT OF MORTGAGE RATES AND     The offered certificates with respect to each
OTHER FACTORS ON THE             pool accrue interest at pass-through rates
PASS-THROUGH RATES OF THE        based on the one-month LIBOR index plus
OFFERED CERTIFICATES             specified margins, but are subject to certain
                                 limitations. Those limitations on the
                                 pass-through rates for such certificates are,
                                 in part, based on the weighted average of the
                                 interest rates on the mortgage loans in the
                                 related pool net of certain fees and expenses
                                 of the issuing entity.

                                 A variety of factors, in addition to those described in the previous risk factor, could limit the pass-through rates and adversely affect the yield to maturity on the offered certificates. Some of these factors are described below:

                                 The interest rates on the fixed-rate mortgage loans will not adjust, and the interest rates on the adjustable-rate mortgage loans are based on a six-month LIBOR index. All of the adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their mortgage rates, and, all of the adjustable-rate mortgage loans will have the first adjustment to their mortgage rates two, three or five years after the origination of such mortgage loans. As a result of the limit on the pass-through rates for the offered certificates, those certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

                                 The six-month LIBOR index may change at
                                 different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the related offered certificates are stable or rising. It is also possible that the interest rates on the adjustable-rate mortgage loans and the pass-through rates for the related offered certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

                                 The pass-through rates for the offered
                                 certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on the related adjustable-rate mortgage loans adjust less frequently and the interest rates on the related fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates for the offered certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

                                 If prepayments, defaults and liquidations occur more rapidly on the mortgage loans in a pool with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the related offered certificates are more likely to be limited.

                                 If the pass-through rates on the offered
                                 certificates related to either mortgage pool
                                 are limited for any distribution date due to a
                                 cap based on the weighted average net interest
                                 rates of the related mortgage loans, the
                                 resulting interest shortfalls may be recovered
                                 by the holders of these certificates on the
                                 same distribution date or on future
                                 distribution dates on a subordinated basis to
                                 the extent that on that distribution date or
                                 future distribution dates there are available
                                 funds remaining after certain other
                                 distributions on the offered certificates
                                 related to such mortgage pool and the payment
                                 of certain fees and expenses of the Issuing
                                 Entity (including, as applicable, any Pool I
                                 Net Swap Payment and any Pool I Swap
                                 Termination Payment owed to the Pool I Swap
                                 Provider, other than a Pool I Swap Termination
                                 Payment due to a Pool I Swap Provider Trigger
                                 Event or any Pool II Net Swap Payment and any
                                 Pool II Swap Termination Payment owned to the
                                 pool II Swap Provider, other than a Pool II
                                 Swap Termination
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
                                 Payment due to a Pool II Swap Provider Trigger
                                 Event). These shortfalls suffered by the
                                 related offered certificates may also be
                                 covered by amounts payable under the related
                                 swap agreement, during the periods in which the
                                 related swap agreement is in effect.

                                 Shortfalls in interest on a distribution date resulting from the foregoing factors may be made up on subsequent distribution dates, but only on a subordinated basis.

PREPAYMENTS ON THE MORTGAGE      When a voluntary principal prepayment is made
LOANS COULD LEAD TO SHORTFALLS   by the mortgagor on a mortgage loan (excluding
IN THE DISTRIBUTION OF           any payments made upon liquidation of any
INTEREST ON YOUR CERTIFICATES    mortgage loan), the mortgagor is charged
                                 interest on the amount of prepaid principal
                                 only up to the date of the prepayment, instead
                                 of for a full month. However, principal
                                 prepayments will only be passed through to the
                                 holders of the certificates once a month on the
                                 distribution date which follows the prepayment
                                 period in which the prepayment was received by
                                 the servicer. The servicer is obligated to pay
                                 an amount without any right of reimbursement,
                                 for those shortfalls in interest collections
                                 payable on the certificates that are
                                 attributable to the difference between the
                                 interest paid by a mortgagor in connection with
                                 certain voluntary principal prepayments in full
                                 and thirty days' interest on the prepaid
                                 mortgage loan, but only to the extent of the
                                 applicable aggregate monthly servicing fee for
                                 the related distribution date. However,
                                 prepayments in full that occur from the 1st day
                                 of a month through the 15th day of the month
                                 will be passed through on the distribution date
                                 in that month. Any such prepayment in full will
                                 be accompanied by interest on such prepayment
                                 for the period from the first of such month to
                                 the day of prepayment. Any such prepayment
                                 interest excess will be retained by the
                                 servicer.

                                 If the servicer fails to make any required interest shortfall payments (subject to the limitations described above) or the shortfall exceeds the monthly servicing fee or prepayment interest excess for the related distribution date, to the extent such shortfalls are not covered by the master servicer, which is obligated to make such payments, but only to the extent of its master servicing compensation for the related distribution date, there will be fewer funds available for the distribution of interest on the certificates. In addition, no compensating interest payments or prepayment interest excess will be available to cover prepayment interest shortfalls resulting from partial prepayments or involuntary prepayments
                                 (such as liquidation of a defaulted mortgage loan). Such shortfalls of interest, if they result in the inability of the Issuing Entity to pay the full amount of the current interest on your certificates, will result in a reduction of the yield on your certificates.

ADDITIONAL RISKS ASSOCIATED      The weighted average lives of, and the yields
WITH THE SUBORDINATE             to maturity on, the pool I subordinate
CERTIFICATES                     certificates and the pool II subordinate
                                 certificates will be progressively more
                                 sensitive to the rate and timing of mortgagor
                                 defaults and the severity of ensuing losses on
                                 the pool I mortgage loans and the pool II
                                 mortgage loans, respectively. If the actual
                                 rate and severity of losses on the pool I
                                 mortgage loans or the pool II mortgage loans is
                                 higher than those assumed by an investor in
                                 such certificates, the actual yield to maturity
                                 of such certificates may be lower than the
                                 yield anticipated by such holder based on such
                                 assumption.

                                 The timing of losses on the mortgage loans will
                                 also affect an investor's actual yield to
                                 maturity, even if the rate of defaults and
                                 severity of losses over the life of the
                                 mortgage loans are consistent with an
                                 investor's expectations. In general, the
                                 earlier a loss occurs, the greater the effect
                                 on an investor's yield to maturity.
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                                 Realized losses on the mortgage loans in a
                                 pool, to the extent they exceed the amount of
                                 overcollateralization for the related
                                 certificates following distributions of
                                 principal on the related distribution date,
                                 will (except to the extent of subsequent
                                 recoveries, as described in this free writing
                                 prospectus supplement) permanently reduce the
                                 certificate principal balance of the pool I
                                 subordinate certificates or the pool II
                                 subordinate certificates, as applicable. As a
                                 result of such reductions, less interest will
                                 accrue on such class of certificates than would
                                 otherwise be the case. No realized losses will
                                 be allocated to reduce the certificate
                                 principal balance of any of the pool I senior
                                 certificates or pool II senior certificates.

                                 Unless the aggregate certificate principal balance of the pool I senior certificates or pool II senior certificates have been reduced to zero, the subordinate certificates for the related pool will not be entitled to any principal distributions until September 2009
                                 (with respect to the pool I senior
                                 certificates) or a later date as provided in this free writing prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans in the related pool exceed certain levels. As a result, the weighted average lives of the subordinate certificates in the related pool will be longer than would otherwise be the case if distributions of principal for the related pool were allocated among all of the related certificates at the same time. As a result of the longer weighted average lives of the subordinate certificates for each pool, the holders of such certificates have a greater risk of suffering a loss on their investments.
                                 Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates to receive no principal distributions even if no losses have occurred on the related mortgage loan pool.

                                 In addition, the multiple class structure of the subordinate certificates related to each pool causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans in each such pool. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this free writing prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes. See "--Effect of Mortgage Rates and
                                 Other Factors on the Pass-through Rates of the Offered Certificates." The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the related mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, the Class C or class SL-C certificates, as applicable, or a class of related subordinate certificates with a lower distribution priority. Furthermore, as described in this free writing prospectus supplement, the timing of receipt of principal and interest by the subordinate certificates for each pool may be adversely affected by losses in such pool even if such classes of certificates do not ultimately bear such loss.

DELAY IN RECEIPT OF              Substantial delays could be encountered in
LIQUIDATION PROCEEDS;            connection with the liquidation of delinquent
LIQUIDATION PROCEEDS MAY BE      mortgage loans. Further, reimbursement of
LESS THAN THE MORTGAGE LOAN      advances made on a mortgage loan, liquidation
BALANCE                          expenses such as legal fees, real estate taxes,
                                 hazard insurance and maintenance and
                                 preservation expenses may reduce the portion of
                                 liquidation proceeds payable on the
                                 certificates. If a mortgaged property fails to
                                 provide adequate security for the mortgage
                                 loan, you will incur a loss on your investment
                                 if the credit enhancements are insufficient to
                                 cover the loss.
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A DECREASE IN THE VALUE OF       There are several factors that could adversely
MORTGAGED PROPERTY MAY           affect the value of a mortgaged property and
INCREASE THE RISK OF LOSS        cause the outstanding balance of the related
                                 mortgage loan to equal or exceed the value of
                                 that mortgaged property. Among the factors that
                                 could adversely affect the value of a mortgaged
                                 property are:

                                 - an overall decline in the residential real estate market in the areas in which the mortgaged properties are located;

                                 - a decline in the general condition of the mortgaged properties as a result of failure of borrowers to maintain adequately the mortgaged properties; or

                                 - natural disasters that are not necessarily covered by insurance, including wildfires, eruptions, earthquakes and floods.

                                 If a decline in the value of the mortgaged properties occurs, the actual rates of delinquencies, foreclosure and losses on the mortgage loans could be higher than those currently experienced in the mortgage lending industry in general and you could suffer a loss.

SOME OF THE MORTGAGE LOANS       As of the cut-off date, approximately 9.31% of
HAVE AN INITIAL INTEREST-ONLY    the pool I mortgage loans, approximately 7.36%
PERIOD, WHICH MAY RESULT IN      of the group 1 mortgage loans, approximately
INCREASED DELINQUENCIES AND      9.84% of the group 2 mortgage loans and none of
LOSSES                           the pool II mortgage loans, respectively, have
                                 an initial interest only period of five years.
                                 During this period, the payment made by the
                                 related mortgagor will be less than it would be
                                 if principal of the mortgage loan was required
                                 to amortize. In addition, the mortgage loan
                                 principal balance will not be reduced because
                                 there will be no scheduled monthly payments of
                                 principal during this period. As a result, no
                                 principal payments will be made on the related
                                 offered certificates with respect to these
                                 mortgage loans during their interest-only
                                 period unless there is a principal prepayment.

                                 After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of the mortgage loan not amortizing during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant.
                                 Any resulting delinquencies and losses, to the extent not covered by credit enhancement, will be allocated to the related offered certificates.

                                 Mortgage loans with an initial interest-only
                                 period are relatively new in the mortgage
                                 marketplace. The performance of these mortgage
                                 loans may be significantly different from
                                 mortgage loans that amortize from origination.
                                 In particular, there may be a higher
                                 expectation by these mortgagors of refinancing
                                 their mortgage loans with a new mortgage loan,
                                 in particular, one with an initial
                                 interest-only period, which may result in
                                 higher or lower prepayment speeds than would
                                 otherwise be the case. In addition, the failure
                                 by the related mortgagor to build equity in the
                                 property may affect the delinquency, loss and
                                 prepayment experience with respect to these
                                 mortgage loans.
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
MORTGAGE LOANS WITH BALLOON      Approximately 38.88%, 36.21%, 39.61% and none
PAYMENTS MAY RESULT IN           of the aggregate principal balance of the pool
INCREASED LOSS                   I mortgage loans, the group 1 mortgage loans,
                                 the group 2 mortgage loans and the pool II
                                 mortgage loans, respectively, are mortgage
                                 loans that provide for the payment of any
                                 remaining unamortized principal balance in a
                                 single payment, or balloon loans. If the
                                 borrower is unable to repay the mortgage loan
                                 at maturity or refinance the amount owed, you
                                 may suffer a loss if the collateral for the
                                 mortgage loan is insufficient and the other
                                 forms of credit enhancement are insufficient or
                                 unavailable to cover the loss.

VIOLATION OF VARIOUS FEDERAL,    There has been an increased focus by state and
STATE AND LOCAL LAWS MAY         federal banking regulatory agencies, state
RESULT IN LOSSES ON THE          attorneys general offices, the Federal Trade
MORTGAGE LOANS                   Commission, the U.S. Department of Justice, the
                                 U.S. Department of Housing and Urban
                                 Development and state and local governmental
                                 authorities on certain lending practices by
                                 some companies in the sub-prime industry,
                                 sometimes referred to as "predatory lending"
                                 practices. Sanctions have been imposed by
                                 state, local and federal governmental agencies
                                 for practices including, but not limited to,
                                 charging borrowers excessive fees, imposing
                                 higher interest rates than the borrower's
                                 credit risk warrants and failing to adequately
                                 disclose the material terms of loans to the
                                 borrowers.

                                 Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, impact closing practices, and require licensing of originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                 The mortgage loans are also subject to federal laws, including:

                                 -    the Federal Truth in Lending Act and
                                      Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

                                 -    the Equal Credit Opportunity Act and
                                      Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the

                                 -    exercise of any right under the Consumer
                                      Credit Protection Act, in the extension of credit; and

                                 -    the Fair Credit Reporting Act, which
                                      regulates the use and reporting of
                                      information related to the mortgagor's
                                      credit experience.

                                 Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the Issuing Entity to damages and administrative enforcement (including disgorgement of prior interest and fees paid).
                                 In particular, the originator's failure to comply with certain requirements of federal and state laws could subject the issuing entity
                                 (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the issuing entity or subsequent holders of the mortgage loans.

                                 The originator will represent that each
                                 mortgage loan originated or acquired by it is
                                 in compliance with applicable federal, state
                                 and local laws and regulations. In addition,
                                 the originator will also represent that none of
                                 the mortgage loans are
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                                 subject to the Home Ownership and Equity
                                 Protection Act of 1994 or classified as a "high
                                 cost," "threshold," "covered" or "predatory"
                                 loan under any other applicable state, federal
                                 or local law. In the event of a breach of any
                                 of such representations, the originator will be
                                 obligated to cure such breach or repurchase or
                                 replace the affected mortgage loan, in the
                                 manner and to the extent described in this free
                                 writing prospectus supplement.

                                 The mortgage lending and servicing business involves the collection of numerous accounts and compliance with various federal, state and local laws that regulate consumer lending.
                                 Lenders and servicers may be subject from time to time to various types of claims, legal actions (including class action lawsuits), investigations, subpoenas and inquiries in the course of their business. It is impossible to predict the outcome of any particular actions, investigations or inquiries or the resulting legal and financial liability. If any such proceeding were determined adversely to the originator or the servicer and were to have a material adverse effect on its financial condition, the ability of the servicer to service the mortgage loans in accordance with the pooling agreement, or the ability of the originator to fulfill its obligation to repurchase or substitute for defective mortgage loans, could be impaired.

THE VALUE OF THE MORTGAGE        No assurance can be given that values of the
LOANS MAY BE AFFECTED BY,        mortgaged properties have remained or will
AMONG OTHER THINGS, A DECLINE    remain at their levels on the dates of
IN REAL ESTATE VALUES, WHICH     origination of the related mortgage loans. If
MAY RESULT IN LOSSES TO YOU      the national or related local residential real
                                 estate market should experience an overall
                                 decline in property values so that the
                                 outstanding balances of the mortgage loans and
                                 any secondary financing on the mortgaged
                                 properties become equal to or greater than the
                                 value of the mortgaged properties, the actual
                                 rates of delinquencies, foreclosures and losses
                                 could be higher than those now generally
                                 experienced in the mortgage lending industry.
                                 In some areas of the United States, real estate
                                 values have risen at an historically high rate
                                 in recent years. In particular, mortgage loans
                                 with high principal balances or high
                                 loan-to-value ratios may be adversely affected
                                 by any decline in real estate values. Real
                                 estate values in any area of the country may be
                                 affected by several factors, including
                                 population trends, mortgage interest rates,
                                 regional employment outlook and the general
                                 economic well-being of that area. Any decrease
                                 in the value of the mortgaged properties may
                                 result in losses with respect to the mortgage
                                 loans, which could result in insufficient
                                 principal and interest on the mortgage loans to
                                 pay the certificates all principal and interest
                                 to which they are entitled.

THE SWAP AGREEMENTS ARE          Any amounts received from the Pool I Swap
SUBJECT TO COUNTERPARTY RISK     Provider or the Pool II Swap Provider under the
                                 related swap agreements will be applied as
                                 described in this prospectus supplement to pay
                                 interest shortfalls and basis risk shortfalls,
                                 maintain overcollateralization and cover losses
                                 on the respective pool of mortgage loans.
                                 However, no amounts will be payable by either
                                 the Pool I Swap Provider or the Pool II Swap
                                 Provider unless, with respect to either of the
                                 Pool I Swap Agreement or the Pool II Swap
                                 Agreement, the floating amount owed by the
                                 applicable Swap Provider on a distribution date
                                 exceeds the fixed amount owed to such Swap
                                 Provider on or prior to such distribution date.
                                 This will not occur except in periods when
                                 one-month LIBOR (as determined pursuant to the
                                 respective Swap Agreement) generally exceeds
                                 the strike rate. No assurance can be made that
                                 any amounts will be received under the swap
                                 agreements, or that any such amounts that are
                                 received will be sufficient to maintain
                                 required overcollateralization or to cover
                                 interest shortfalls, basis risk shortfalls and
                                 losses on the pool I mortgage loans or the pool
                                 II mortgage loans, as applicable. Any net
                                 payment payable to a Swap Provider under the
                                 terms of either swap agreement will reduce
                                 amounts available for distribution to the
                                 applicable
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
                                 certificateholders, and may reduce the
                                 pass-through rates of the applicable
                                 certificates. If the rate of prepayments on the
                                 pool I mortgage loans or pool II mortgage
                                 loans, as applicable, is faster than
                                 anticipated, the schedule on which payments due
                                 under the applicable swap agreement are
                                 calculated may exceed the aggregate principal
                                 balance of such mortgage loans, thereby
                                 increasing the relative proportion of interest
                                 collections on such mortgage loans that must be
                                 applied to make net payments to the Swap
                                 Provider. The combination of a rapid rate of
                                 prepayment and low prevailing interest rates
                                 could adversely affect the yields on the
                                 related Offered Certificates. In addition, any
                                 termination payment payable to the Swap
                                 Provider (other than a termination payment
                                 resulting from a Pool I Swap Provider Trigger
                                 Event or a Pool II Swap Provider Trigger Event,
                                 as applicable) in the event of early
                                 termination of a swap agreement will reduce
                                 amounts available for distribution to the
                                 related certificateholders.

                                 Upon early termination of either swap
                                 agreement, the trust or the Swap Provider may be liable to make a Swap Termination Payment to the other party (regardless of which party caused the termination). The relevant Swap
                                 Termination Payment will be computed in
                                 accordance with the procedures set forth in the relevant Swap Agreement. In the event that the trust is required to make a Swap Termination
                                 Payment, that payment will be paid on the related distribution date, and on any subsequent distribution dates until paid in full, generally prior to distributions to the related certificateholders. This feature may result in losses on the related certificates.
                                 Due to the priority of the applications of the available funds, the Pool I Subordinate
                                 Certificates or the Pool II Subordinate
                                 Certificates, as applicable, will bear the effects of any shortfalls resulting from a Net
                                 Swap Payment or Swap Termination Payment by the related pool before such effects are borne by the Pool I Senior Certificates or the Pool II
                                 Senior Certificates, as applicable, and one or more classes of Pool I Subordinate Certificates or Pool II Subordinate Certificates, as applicable, may suffer a loss as a result of such payment.

                                 To the extent that distributions on the offered certificates depend in part on payments to be received by the trust under the swap agreements, the ability of the trust administrator to make such distributions on such certificates will be subject to the credit risk of the Swap Provider to the relevant swap agreement. See "Description of the
                                 Certificates--The Swap Agreements" in this prospectus supplement.

THE ORIGINATOR MAY NOT BE ABLE   The originator will make various
TO REPURCHASE DEFECTIVE          representations and warranties related to the
MORTGAGE LOANS                   mortgage loans. Those representations are
                                 summarized in "The Mortgage Loan Purchase
                                 Agreement--Representations and Warranties
                                 Relating to the Mortgage Loans" in this free
                                 writing prospectus supplement.

                                 If the originator fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then the originator would be required to repurchase or substitute for the defective mortgage loan. It is possible that the originator may not be capable of repurchasing or substituting any defective mortgage loans, for financial or other reasons. The inability of the originator to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

EXTERNAL EVENTS MAY INCREASE     The originator will make a representation and
THE RISK OF LOSS ON THE          warranty that no mortgaged property is subject
MORTGAGE LOANS                   to any material damage by waste, fire,
                                 earthquake, windstorm, flood or other casualty
                                 as of the closing date. We do not know how many
                                 mortgaged properties have been or may be
                                 affected by the 2005 hurricane season. Any
                                 adverse impact as a result of this event may be
                                 borne by the holders of the offered
                                 certificates, particularly if the originator
                                 fails to repurchase any mortgage loan that
                                 breaches this representation and warranty.

                                 On September 11, 2001, the United States was subjected to multiple terrorist attacks, resulting in the loss of many lives and massive property damage and destruction in the New York and Washington, D.C. metropolitan areas. It is possible (although we cannot predict the likelihood) that other terrorism events involving the United States could have a temporary or sustained adverse effect on the financial markets (including the market for mortgage-backed securities) or the U.S. economy generally or economic conditions in areas of the United States affected by such events.

                                 The United States continues to be involved in military action in Iraq and Afghanistan.
                                 Reservists who were activated for duty in Iraq or Afghanistan could continue to serve, and new reservists could be called to active duty, to secure Iraq so that reconstruction can take place. To the extent that any member of the military or reservist is a borrower under a mortgage loan, the interest rate limitations and other provisions of the Servicemembers
                                 Civil Relief Act, as amended, would apply to the mortgage loan during the period of active duty, and if the borrower is a California resident, comparable provisions of the
                                 California Military and Veterans Code may apply. In addition, other borrowers who enter military service after the origination of their loans (including borrowers who are members of the National Guard at the time of the origination of their mortgage loans and are later called to active duty) would be covered by the terms of the Servicemembers Civil Relief
                                 Act or the California Military and Veterans
                                 Code. The interest paid to the holders of the certificates will be reduced by any reductions in the amount of interest collectible as a result of the Servicemembers Civil Relief Act or the California Military and Veterans Code.
                                 Neither the servicer nor the master servicer will be obligated to make advances with respect to any shortfalls resulting from such reductions. None of the parties to this transaction have taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitations. See
                                 "Certain Legal Aspects of Mortgage
                                 Assets--Servicemembers Civil Relief Act and
                                 Similar State-Enacted Legislation" in the prospectus.

THE CERTIFICATES ARE             The certificates will not represent an interest
OBLIGATIONS OF THE ISSUING       in or obligation of the originator, the
ENTITY ONLY                      depositor, the underwriters, the servicer, the
                                 master servicer, the trust administrator, the
                                 trustee or any of their respective affiliates.
                                 Neither the offered certificates nor the
                                 underlying mortgage loans will be guaranteed or
                                 insured by any governmental agency or
                                 instrumentality or by the originator, the
                                 depositor, the servicer, the master servicer,
                                 the trust administrator, the trustee or any of
                                 their respective affiliates. Proceeds of the
                                 assets included in the trust fund will be the
                                 sole source of payments on the offered
                                 certificates, and there will be no recourse to
                                 the originator, the depositor, the
                                 underwriters, the servicer, the master
                                 servicer, the trust administrator, the trustee
                                 or any other entity in the event that such
                                 proceeds are insufficient or otherwise
                                 unavailable to make all payments provided for
                                 under the offered certificates.

YOUR INVESTMENT MAY NOT BE       The underwriters intend to make a secondary
LIQUID                           market in the offered certificates, but they
                                 will have no obligation to do so. We cannot
                                 assure you that such a secondary market will
                                 develop or, if it develops, that it will
                                 continue.

                                 Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                 The secondary markets for mortgage-backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors. None of the certificates will constitute "mortgage related securities" for purposes of the Secondary
                                 Mortgage Market Enhancement Act of 1984, as amended, commonly referred to as SMMEA.
                                 Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the those certificates, thereby limiting the market for those certificates. If your investment activities are subject to investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of those certificates. See "Legal Investment
                                 Considerations" in this free writing prospectus supplement and in the prospectus.

THE LACK OF PHYSICAL             The offered certificates will not be issued in
CERTIFICATES MAY CAUSE DELAYS    physical form. Certificateholders will be able
IN PAYMENTS AND CAUSE            to transfer certificates only through DTC,
DIFFICULTY IN PLEDGING OR        participating organizations, indirect
SELLING THE OFFERED              participants and certain banks. The ability to
CERTIFICATES                     pledge a certificate to a person that does not
                                 participate in DTC may be limited because of
                                 the lack of a physical certificate. In
                                 addition, certificateholders may experience
                                 some delay in receiving distributions on these
                                 certificates because the trust administrator
                                 will not send distributions directly to them.
                                 Instead, the trust administrator will send all
                                 distributions to DTC, which will then credit
                                 those distributions to the participating
                                 organizations. Those organizations will in turn
                                 credit the accounts of certificateholders
                                 either directly or indirectly through indirect
                                 participants.

THE RATINGS ON YOUR              Each rating agency rating the offered
CERTIFICATES COULD BE REDUCED    certificates may change or withdraw its initial
OR WITHDRAWN                     ratings at any time in the future if, in its
                                 judgment, circumstances warrant a change. No
                                 person is obligated to maintain the ratings at
                                 their initial levels. If a rating agency
                                 reduces or withdraws its rating on one or more
                                 classes of the offered certificates, the
                                 liquidity and market value of the affected
                                 certificates are likely to be reduced.

THE CERTIFICATES MAY NOT BE      The offered certificates are not suitable
SUITABLE INVESTMENTS             investments for any investor that requires a
                                 regular or predictable schedule of monthly
                                 payments or payment on any specific date. The
                                 offered certificates are complex investments
                                 that should be considered only by investors
                                 who, alone or with their financial, tax and
                                 legal advisors, have the expertise to analyze
                                 the prepayment, reinvestment, default and
                                 market risk, the tax consequences of an
                                 investment and the interaction of these
                                 factors.

                              TRANSACTION OVERVIEW

PARTIES

     THE ISSUING ENTITY. Fremont Home Loan Trust 2006-B, a New York common law trust, formed by the depositor pursuant to the pooling and servicing agreement. See "The Issuing Entity" in this free writing prospectus supplement.

     THE DEPOSITOR. Fremont Mortgage Securities Corporation, a Delaware corporation. The principal executive office of the depositor is located at 2727 East Imperial Highway, Brea, California 92821, and its telephone number is (714) 961-5261.

     THE SPONSOR, SERVICER AND ORIGINATOR. Fremont Investment & Loan, a California industrial bank ("Fremont"). The principal executive office of Fremont is located at 2727 East Imperial Highway, Brea, California 92821, and its telephone number is (714) 961-5000. See "The Sponsor, Originator and The Servicer" in this free writing prospectus supplement.

     THE MASTER SERVICER, TRUST ADMINISTRATOR AND CUSTODIAN. Wells Fargo Bank, National Association ("Wells Fargo Bank"), a national banking association. The trust administrator maintains an office for purposes of certificate transfers and surrenders at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479. The master servicer maintains its offices, and the trust administrator also maintains an office, at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Services--Fremont 2006-B, where its telephone number is (410) 884-2000. In its capacity as custodian, the custodian's office is located at 24 Executive Park, Suite 100, Irvine, California 92614, and its telephone number is (949) 757-5100. For a description of the master servicer, trust administrator and custodian, see "The Master Servicer, Trust Administrator and Custodian" in this free writing prospectus supplement.

     THE TRUSTEE. HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America. The trustee's offices for notices under the pooling and servicing agreement are located at 452 Fifth Avenue, New York, New York and its telephone number is (212) 525-1367.

     POOL I SWAP PROVIDER. Swiss Re Financial Products Corporation, a Delaware corporation.

     POOL II SWAP PROVIDER. Bear Stearns Financial Products Inc., a Delaware corporation.

     THE RATING AGENCIES. Each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch, Inc. and Dominion Bond Rating Service will issue ratings with respect to some or all of the Offered Certificates.

THE TRANSACTION

     Fremont Home Loan Trust 2006-B will be formed and the certificates will be issued pursuant to the terms of a pooling and servicing agreement, dated as of August 1, 2006, by and among the originator, the depositor, the servicer, the master servicer, the trust administrator and the trustee.

                             THE MORTGAGE LOAN POOLS

     The statistical information presented in this free writing prospectus supplement concerning the mortgage loans is based on two pools of mortgage loans as of the Cut-Off Date, which is August 1, 2006. With respect to each mortgage loan pool, some principal amortization will occur after the Cut-off Date and prior to the closing date. Moreover, certain mortgage loans included in the mortgage loan pools as of the Cut-off Date may prepay in full, or may be determined not to meet the eligibility requirements for the relevant final mortgage loan pool, and may not be included in the relevant final mortgage loan pool, and certain other mortgage loans may be included in the relevant final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pools may vary somewhat from the statistical distribution of such characteristics as of the Cut-off Date as presented in this free writing prospectus supplement, although such variance should not be material. In addition, each of the final mortgage loan pools may vary plus or minus 5.00% from the pools of mortgage loans described in this free writing prospectus supplement.

     Unless otherwise noted, all statistical percentages or weighted averages set forth in this section are measured as a percentage of the aggregate Stated Principal Balance of the relevant mortgage loan pool, or a particular type of the mortgage loans (such as adjustable-rate mortgage loans), as applicable, as of the Cut-off Date, either in the aggregate with respect to either pool or in the related loan group.

GENERAL

     The trust fund will primarily consist of two pools of mortgage loans, referred to respectively in this free writing prospectus supplement as the pool I mortgage loans and the pool II mortgage loans and together as the mortgage loans. The pool I mortgage loans consist of 4,765 sub-prime, adjustable- and fixed-rate, first and second lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 30 years, having an aggregate Stated Principal Balance of approximately $1,014,751,723 as of the Cut-off Date. The pool II mortgage loans consist of 4,461 sub-prime, fixed-rate, second lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 30 years, having an aggregate Stated Principal Balance of approximately $287,816,649 as of the Cut-off Date. The mortgage loans in the trust fund were acquired by the depositor from Fremont, who originated or acquired them. Fremont selects the mortgage loans for sale to the depositor from mortgage loans in its portfolio for which the mortgage loan representations required in the mortgage loan purchase agreement can be made. See "The Mortgage Loan Purchase Agreement" in this free writing prospectus supplement. Fremont does not employ any method of selecting mortgage loans that is intentionally adverse to the interests of the depositor or the Issuing Entity.

     The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this free writing prospectus supplement. See "The Sponsor, Originator and The Servicer--Underwriting Guidelines." In general, because such underwriting guidelines do not conform to Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with Freddie Mac guidelines.

THE POOL I MORTGAGE LOANS

     Approximately $193,551,570 (or approximately 19.07%) of the mortgage loans in pool I are fixed-rate mortgage loans and approximately $821,200,153 (or approximately 80.93%) are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. All of the pool I mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on the pool I mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

     Approximately 92.92% of the pool I mortgage loans are secured by first mortgages, deeds of trust or similar security instruments creating first liens on residential properties consisting of one- to four-family dwelling units and individual condominium units. The remaining approximately 7.08% of the pool I mortgage loans are secured by second mortgages, deeds of trust or similar security instruments creating second liens on residential properties consisting of one- to four-family dwelling units and individual condominium units.

     Pursuant to its terms, each pool I mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that pool I mortgage loan or the replacement value of the improvements on the related mortgaged property.

     Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

     Approximately 34.27% of the pool I mortgage loans have original loan-to-value ratios (or combined loan-to-value ratios in the case of second lien mortgage loans) in excess of 80%. With respect to each first lien pool I mortgage loan, the "loan-to-value ratio" thereof at any time is the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the least of the sale price of the mortgaged property, its appraised value or its review appraisal value (as determined pursuant to the Fremont underwriting guidelines) at the time of sale or (b) in the case of a refinancing or modification of a mortgage loan, the appraised value of the mortgaged property at the time of the refinancing or modification. However, in the case of a refinanced mortgage loan, such value is based solely upon the appraisal made at the time of origination of such refinanced mortgage loan. With respect to each second lien pool I mortgage loan, the "combined loan-to-value ratio" thereof at any time is the loan-to-value ratio calculated using the aggregate Stated Principal Balance of the second mortgage loan together with the principal balance of the related first lien mortgage loan.

     Approximately 9.31% of the pool I mortgage loans, approximately 7.36% of the group 1 mortgage loans and approximately 9.84% of the group 2 mortgage loans require the borrowers, under the terms of the related mortgage note, to make monthly payments only of accrued interest for the first 60 months following origination. With respect to these interest only mortgage loans, a rider to the related mortgage provided that principal amortization will begin on the initial interest adjustment date rather than on the 61st month following origination. Fremont intends to service such mortgage loans in accordance with the terms of the related note requiring that only payments of accrued interest is necessary for the first 60 months. At the end of such periods, the monthly payments on each such interest only mortgage loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

     None of the pool I mortgage loans are covered by existing primary mortgage insurance policies.

     The pool I mortgage loans are expected to have the following approximate aggregate characteristics as of the Cut-off Date(1):

                                                    MORTGAGE LOANS
                                                   IN THE AGGREGATE
                                                   ----------------
Stated Principal Balance:                           $1,014,751,723
Number of Mortgage Loans:                                    4,765
Average Stated Principal Balance:                   $      212,959
Weighted Average Gross Coupon:                               8.597
Weighted Average Net Coupon(2):                              8.084
Weighted Average Original Credit Score:                        627
Weighted Average Original LTV or CLTV Ratio(3):              81.43
Weighted Average Stated Remaining Term (months):               357
Weighted Average Seasoning (months):                             2
Weighted Average Months to Roll(4):                             22
Weighted Average Gross Margin(4):                            6.067
Weighted Average Initial Rate Cap(4):                        2.713
Weighted Average Periodic Rate Cap(4):                       1.500
Weighted Average Gross Maximum Lifetime Rate(4):            14.502

----------
(1) All percentages calculated in this table are based on stated principal balances, and are subject to a variance of +/ 5%, unless otherwise noted.

(2) The Weighted Average Net Coupon is equal to the Weighted Average Gross Coupon less the servicing fee rate.

(3) Original LTV applies to first-lien loans and combined LTV (CLTV) applies to second-lien loans.

(4)  Represents the weighted average of the adjustable-rate mortgage loans.

     The stated principal balances of the pool I mortgage loans range from approximately $14,969 to approximately $1,419,555. The pool I mortgage loans had an average stated principal balance of approximately $212,959.

     The weighted average loan-to-value ratio (or combined loan-to-value ratio in the case of second lien mortgage loans) at origination of the pool I mortgage loans is approximately 81.43% and approximately 34.27% of the pool I mortgage loans have loan-to-value ratios (or combined loan-to-value ratios in the case of second lien mortgage loans) at origination exceeding 80.00%.

     No more than approximately 0.37% of the pool I mortgage loans are secured by mortgaged properties located in any one zip code area.

     Approximately 2.38% of the pool I mortgage loans are more than 30 days delinquent as of July 1, 2006.

     None of the pool I mortgage loans has an original loan-to-value ratio (or combined loan-to-value ratio in the case of second lien mortgage loans) in excess of 100.00%.

     Approximately 38.88% of the pool I mortgage loans are balloon loans.

     None of the pool I mortgage loans has a prepayment penalty period in excess of three years.

     The originator will represent with respect to the pool I mortgage loans that:

     - none of the pool I mortgage loans is classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or
          (b) "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); and

     - in connection with the origination of the pool I mortgage loans, no proceeds from a pool I mortgage loan were used to finance a single premium credit life insurance policy.

     The original Mortgages for the pool I mortgage loans have been recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the originator and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future will be, registered electronically through the MERS(R) System. In some other cases, the original Mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the Mortgage were, or in the future may be, at the sole discretion of the servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. For additional information regarding the recording of mortgages in the name of MERS see "Prepayment and Yield Considerations--Defaults in Delinquent Payments" in this free writing prospectus supplement.

     The tables on Schedule A set forth certain statistical information as of the Cut-off Date with respect to the aggregate pool I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group 1 Mortgage Loans

     The portion of the pool I mortgage loans designated as Group 1 Mortgage Loans are expected to have the following approximate aggregate characteristics as of the Cut-off Date(1):

                                                        GROUP 1           GROUP 1          GROUP 1
                                                    MORTGAGE LOANS          ARM          FIXED-RATE
                                                   IN THE AGGREGATE   MORTGAGE LOANS   MORTGAGE LOANS
                                                   ----------------   --------------   --------------
Stated Principal Balance:                            $217,417,719      $176,532,850     $40,884,869
Number of Mortgage Loans:                                   1,469               953             516
Average Stated Principal Balance:                    $    148,004      $    185,239     $    79,234
Weighted Average Gross Coupon:                              8.597%            8.530%          8.888%
Weighted Average Net Coupon(2):                             8.084%            8.017%          8.375%
Weighted Average Original Credit Score:                       625               618             652
Weighted Average Original LTV or CLTV Ratio(3):             81.59%            80.84%          84.85%
Weighted Average Stated Remaining Term (months):       356 months        358 months      347 months
Weighted Average Seasoning (months):                     2 months          2 months         1 month
Weighted Average Months to Roll(4):                     22 months         22 months              NA
Weighted Average Gross Margin(4):                           6.118%            6.118%             NA
Weighted Average Initial Rate Cap(4):                       2.742%            2.742%             NA
Weighted Average Periodic Rate Cap(4):                      1.500%            1.500%             NA
Weighted Average Gross Maximum Lifetime Rate(4):           14.531%           14.531%             NA

----------
(1) All percentages calculated in this table are based on stated principal balances, and are subject to a variance of +/- 5%, unless otherwise noted.

(2) The Weighted Average Net Coupon is equal to the Weighted Average Gross Coupon less the servicing fee rate.

(3) Original LTV applies to first-lien loans and combined LTV (CLTV) applies to second-lien loans.

(4) Represents the weighted average of the group 1 adjustable-rate mortgage loans.

     The stated principal balances of the Group 1 Mortgage Loans range from approximately $14,969 to approximately $644,434. The Group 1 Mortgage Loans had an average stated principal balance of approximately $148,004.

     The weighted average loan-to-value ratio (or combined loan-to-value ratio in the case of second lien mortgage loans) at origination of the Group 1 Mortgage Loans is approximately 81.59% and approximately 33.97% of the Group 1 Mortgage Loans have loan-to-value ratios (or combined loan-to-value ratios in the case of second lien mortgage loans) at origination exceeding 80.00%.

     No more than approximately 0.77% of the Group 1 Mortgage Loans are secured by mortgaged properties located in any one zip code area.

     Approximately 1.43% of the Group 1 Mortgage Loans are more than 30 days delinquent as of July 1, 2006.

     None of the Group 1 Mortgage Loans has an original loan-to-value ratio (or combined loan-to-value ratio in the case of second lien mortgage loans) in excess of 100.00%.

     Approximately 36.21% of the Group 1 Mortgage Loans are balloon loans.

     None of the Group 1 Mortgage Loans has a prepayment penalty period in excess of three years.

     See "The Mortgage Loan Purchase Agreement--Representations and Warranties Relating to the Mortgage Loans" in this free writing prospectus supplement.

     The tables on Schedule A set forth certain statistical information as of the Cut-off Date with respect to the Group 1 Mortgage Loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group 2 Mortgage Loans

     The portion of the pool II mortgage loans designated as Group 2 Mortgage Loans are expected to have the following approximate aggregate characteristics as of the Cut-off Date(1):

                                                   GROUP 2 MORTGAGE      GROUP 2           GROUP 2
                                                     LOANS IN THE          ARM           FIXED-RATE
                                                       AGGREGATE      MORTGAGE LOANS   MORTGAGE LOANS
                                                   ----------------   --------------   --------------
Stated Principal Balance:                            $797,334,005      $644,667,303     $152,666,702
Number of Mortgage Loans:                                   3,296             2,208            1,088
Average Stated Principal Balance:                    $    241,910      $    291,969     $    140,319
Weighted Average Gross Coupon:                              8.597%            8.493%           9.037%
Weighted Average Net Coupon(2):                             8.084%            7.980%           8.524%
Weighted Average Original Credit Score:                       627               622              649
Weighted Average Original LTV or CLTV Ratio(3):             81.38%            80.40%           85.50%
Weighted Average Stated Remaining Term (months):       357 months        358 months       355 months
Weighted Average Seasoning (months):                     2 months          2 months         2 months
Weighted Average Months to Roll(4):                     22 months         22 months              N/A
Weighted Average Gross Margin(4):                           6.053%            6.053%             N/A
Weighted Average Initial Rate Cap(4):                       2.705%            2.705%             N/A
Weighted Average Periodic Rate Cap(4):                      1.500%            1.500%             N/A
Weighted Average Gross Maximum Lifetime Rate(4):           14.493%           14.493%             N/A

----------
(1) All percentages calculated in this table are based on stated principal balances, and are subject to a variance of +/- 5%, unless otherwise noted.

(2) The Weighted Average Net Coupon is equal to the Weighted Average Gross Coupon less the servicing fee rate.

(3) Original LTV applies to first-lien loans and combined LTV (CLTV) applies to second-lien loans.

(4) Represents the weighted average of the group 2 adjustable-rate mortgage loans.

     The stated principal balances of the Group 2 Mortgage Loans range from approximately $15,966 to approximately $1,419,555. The Group 2 Mortgage Loans had an average stated principal balance of approximately $241,910.

     The weighted average loan-to-value ratio (or combined loan-to-value ratio in the case of second lien mortgage loans) at origination of the Group 2 Mortgage Loans is approximately 81.38% and approximately 34.36% of the Group 2 Mortgage Loans have loan-to-value ratios (or combined loan-to-value ratios in the case of second lien mortgage loans) at origination exceeding 80.00%.

     No more than approximately 0.45% of the Group 2 Mortgage Loans are secured by mortgaged properties located in any one zip code area.

     Approximately 2.63% of the Group 2 Mortgage Loans are more than 30 days delinquent as of July 1, 2006.

     None of the Group 2 Mortgage Loans has an original loan-to-value ratio (or combined loan-to-value ratio in the case of second lien mortgage loans) in excess of 100.00%.

     Approximately 39.61% of the Group 2 Mortgage Loans are balloon loans.

     None of the Group 2 Mortgage Loans has a prepayment penalty in excess of three years.

     See "The Mortgage Loan Purchase Agreement--Representations and Warranties Relating to the Mortgage Loans" in this free writing prospectus supplement.

     The tables on Schedule A set forth certain statistical information as of the Cut-off Date with respect to the Group 2 Mortgage Loans. Due to rounding, the percentages shown may not precisely total 100.00%.

THE POOL II MORTGAGE LOANS

     All of the mortgage loans in pool II are fixed-rate mortgage loans. All of the pool II mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on the pool II mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

     All of the pool II mortgage loans are secured by second mortgages, deeds of trust or similar security instruments creating second liens on residential properties consisting of one- to four-family dwelling units and individual condominium units.

     Pursuant to its terms, each pool II mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that pool II mortgage loan or the replacement value of the improvements on the related mortgaged property.

     Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

     Approximately 99.77% of the pool II mortgage loans have original combined loan-to-value ratios in excess of 80%. With respect to each pool II mortgage loan, the "combined loan-to-value ratio" thereof at any time is the loan-to-value ratio calculated using the aggregate Stated Principal Balance of the second mortgage loan together with the principal balance of the related first lien mortgage loan.

     None of the pool II mortgage loans are interest only loans.

     None of the pool II mortgage loans are covered by existing primary mortgage insurance policies.

     The pool II mortgage loans are expected to have the following approximate aggregate characteristics as of the Cut-off Date(1):

                                                    MORTGAGE LOANS
                                                   IN THE AGGREGATE
                                                   ----------------
Stated Principal Balance:                            $287,816,649
Number of Mortgage Loans:                                   4,461
Average Stated Principal Balance:                    $     64,518
Weighted Average Gross Coupon:                             11.496%
Weighted Average Net Coupon(2):                            10.983%
Weighted Average Original Credit Score:                       648
Weighted Average Original CLTV Ratio:                       99.58%
Weighted Average Stated Remaining Term (months):              350
Weighted Average Seasoning (months):                            2

----------
(1) All percentages calculated in this table are based on stated principal balances, and are subject to a variance of +/ 5%, unless otherwise noted.

(2) The Weighted Average Net Coupon is equal to the Weighted Average Gross Coupon less the servicing fee rate.

     The stated principal balances of the pool II mortgage loans range from approximately $5,284 to approximately $249,893. The pool II mortgage loans had an average stated principal balance of approximately $64,518.

     The weighted average combined loan-to-value ratio at origination of the pool II mortgage loans is approximately 99.58% and approximately 99.77% of the pool II mortgage loans have combined loan-to-value ratios at origination exceeding 80.00%.

     No more than approximately 0.39% of the pool II mortgage loans are secured by mortgaged properties located in any one zip code area.

     Approximately 3.52% of the pool II mortgage loans are more than 30 days delinquent.

     None of the pool II mortgage loans has an original combined loan-to-value ratio in excess of 100.00%.

     None of the pool II mortgage loans are balloon loans.

     None of the pool II mortgage loans has a prepayment penalty period in excess of three years.

     The originator will represent with respect to the pool II mortgage loans that:

     - none of the pool II mortgage loans is classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or
          (b) "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); and

     - in connection with the origination of the pool II mortgage loans, no proceeds from a pool II mortgage loan were used to finance a single premium credit life insurance policy.

     The original Mortgages for the pool II mortgage loans have been recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the originator and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future will be, registered electronically through the MERS(R) System. In some other cases, the original Mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the Mortgage were, or in the future may be, at the sole discretion of the servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. For additional information regarding the recording of mortgages in the name of MERS see "Prepayment and Yield Considerations--Defaults in Delinquent Payments" in this free writing prospectus supplement.

     The tables on Schedule A set forth certain statistical information as of the Cut-off Date with respect to the aggregate pool II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

PREPAYMENT PREMIUMS

     Approximately 59.69% of the pool I mortgage loans, approximately 54.15% of the Group 1 Mortgage Loans, approximately 61.20% of the Group 2 Mortgage Loans and approximately 54.98% of the pool II mortgage loans provide for payment by the borrower of a prepayment premium (each, a "PREPAYMENT PREMIUM") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from one year to three years from the date of origination of such mortgage loan, or the penalty period, as described in this free writing prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of three years. Prepayment Premiums collected from borrowers will be distributed to the holders of the Class P Certificates or the Class SL-B1 Certificates, as applicable, and will not be available for payment to the other related Offered Certificates.

     The servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan or the Prepayment Premium may not be collected under applicable law.

ADJUSTABLE-RATE MORTGAGE LOANS

     All of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related mortgage rate based on Six-Month LIBOR (as described below under "--The Index"), and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "ADJUSTMENT DATE").

     With respect to the pool I mortgage loans, the first adjustment for approximately 98.83% of the adjustable-rate pool I mortgage loans (by aggregate Stated Principal Balance of the adjustable-rate pool I mortgage loans as of the Cut-off Date) will occur after an initial period of approximately two years following origination (the "2/28 ADJUSTABLE-RATE POOL I MORTGAGE LOANS"); for approximately 0.92% of the adjustable-rate pool I mortgage loans (by aggregate Stated Principal Balance of the adjustable-rate pool I mortgage loans as of the Cut-off Date), approximately three years following origination (the "3/27 ADJUSTABLE-RATE POOL I MORTGAGE LOANS"); and for approximately 0.25% of the adjustable-rate pool I mortgage loans (by aggregate Stated Principal Balance of the adjustable-rate pool I mortgage loans as of the Cut-off Date), approximately five years following origination (the "5/25 ADJUSTABLE RATE POOL I MORTGAGE LOANS").

     On each Adjustment Date for an adjustable-rate mortgage loan, the mortgage rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8 of the applicable LIBOR index and a fixed percentage amount (the "GROSS MARGIN"). However, for all of the adjustable-rate mortgage loans, the mortgage rate on each such adjustable-rate mortgage loan will not increase or decrease by more than a fixed percentage of 1.500% as specified in the related mortgage note (the "PERIODIC CAP") on any related Adjustment Date, except in the case of the first such Adjustment Date, and will not exceed a specified maximum mortgage rate over the life of such mortgage loan (the "MAXIMUM RATE") or be less than a specified minimum mortgage rate over the life of such mortgage loan (the "MINIMUM RATE"). The mortgage rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage as specified in the related mortgage note (the "INITIAL CAP"). The Initial Cap for all of the adjustable-rate mortgage loans is 2.000% or 3.000%. Except with respect to interest-only loans, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the mortgage rate as so adjusted effective with the first monthly payment due on each adjustable-rate mortgage loan after each related Adjustment Date. With respect to interest-only loans, the monthly payment amount will be adjusted on the fifth anniversary of the initial payment date for such loan to an amount that will fully amortize the outstanding principal balance of the related mortgage loan over its remaining term, in addition to interest at the then current interest rate. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the mortgage rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the applicable LIBOR index and the related Gross Margin, rounded as described in this free writing prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable mortgage rate to a fixed mortgage rate.

THE INDEX

     The Index used in determining the mortgage rates of the adjustable-rate mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market, calculated as provided in the related mortgage note ("SIX-MONTH LIBOR") and as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

CREDIT SCORES

     Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "CREDIT SCORES"). Credit Scores are generated by models developed by third parties which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

     The tables on Schedule A set forth certain information as of the Cut-off Date as to the Credit Scores of the related mortgagors, for the mortgage loans in the aggregate for pool I and pool II and for each pool I mortgage loan group, obtained by the originator in connection with the origination of each mortgage loan.

                               THE ISSUING ENTITY

     Fremont Home Loan Trust 2006-B will be formed on the closing date by the depositor pursuant to the pooling and servicing agreement among the trustee, the master servicer and trust administrator, the originator and the depositor. The Issuing Entity will be a New York common law trust, for which HSBC Bank USA, National Association will act as trustee. The Issuing Entity not own any assets other than the mortgage loans or the other assets described herein and will not have any directors, officers or employees. The Issuing Entity will not have any liabilities other than those incurred in connection with the pooling and servicing agreement and any related agreements nor will it have any ability to make additional borrowings or issue additional securities. The fiscal year end of the Issuing Entity will be December 31 of each year, commencing in 2006. The trustee, the trust administrator, the master servicer, the depositor, the originator and the servicer will act on behalf of the Issuing Entity and may only perform those actions on behalf of the Issuing Entity that are specified in the pooling and servicing agreement.

     The Issuing Entity, as a common law trust may not be eligible to be a debtor in a bankruptcy proceeding, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts consider various factors in making a determination as to whether an entity is a business trust, therefor it is not possible to predict with any certainty whether or not the Issuing Entity would be considered a "business trust." In addition, in the event of bankruptcy of the sponsor, the depositor or any other party to the transaction, it is not anticipated that the trust fund would become part of the bankruptcy estate or subject to the bankruptcy control of a third party.

     The Issuing Entity's annual reports on Form 10-K, distribution reports on Form 10-D, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to section 13(a) or

15(d) of the Exchange Act (15 U.S.C. 78m(a) or 78o(d)) will be made available on the web site of the Sponsor (http://www.fremont-regab.com) on the day that such material is electronically filed with, or furnished to, the Commission, or as soon as reasonably practical thereafter.

                    THE SPONSOR, ORIGINATOR AND THE SERVICER

FREMONT INVESTMENT & LOAN

     Fremont is a California industrial bank headquartered in Brea, California. Fremont currently operates wholesale residential real estate loan production offices located in Anaheim, California; Concord, California; Downers Grove, Illinois; Westchester County, New York; and Tampa, Florida. Fremont conducts business in 45 states and the District of Columbia and its primary source of originations is through licensed mortgage brokers.

     Established in 1937, Fremont is currently engaged in the business of residential sub-prime real estate lending and commercial real estate lending. Acquired in 1990, Fremont is an indirect subsidiary of Fremont General Corporation, a financial services holding company listed on the New York Stock Exchange. As of March 31, 2006, Fremont had approximately $12.86 billion in assets, approximately $11.32 billion in liabilities and approximately $1.54 billion in equity. As part of its residential subprime mortgage loan origination program, Fremont either

          - sells its mortgage loans to third parties in whole loan sales transactions,

          -    transfers such loans in connection with a securitization, or

          -    retains the loans for long term investment.

     Fremont sponsored its first securitization in 1999 and has sponsored $1,156,712,000 (2 issues), $2,701,228,000 (4 issues), $6,267,933,000 (5 issues)
and $956,987,000 (1 issue) in aggregate principal amount of publicly offered mortgage backed certificates in 2003, 2004, 2005 and 2006, respectively. In addition to acting as sponsor of its securitizations, Fremont also acts as the originator and servicer of the mortgage loans and is the sole owner of the depositor. As part if its securitization program, Fremont works with the related underwriters in designing the overall structures of the transactions.

STATIC POOL INFORMATION

     Information concerning the sponsor's prior residential mortgage loan securitizations involving mortgage backed certificates sponsored by Fremont since 2001 is available on the internet at: http://www.fremont-regab.com. Those securitizations involve comparable types of mortgage loans to the types of mortgage loans contained in the trust fund.

     Without charge or registration, investors can view on this website the following information for each of those securitizations:

-    summary initial pool information; and

- delinquency, cumulative loss, and prepayment information as of each distribution date for the five years preceding the date of first use of this free writing prospectus supplement.

     In the event any changes or updates are made to the information regarding these securitizations available on the sponsor's website, the sponsor will provide a copy of the original information upon request to any person who writes or calls the sponsor at (714) 961-5000, Attention: Investor Reporting.

     The static pool data available on the sponsor's website relating to any of the sponsor's mortgage loan securitizations issued prior to January 1, 2006, is not deemed to be part of this free writing prospectus supplement, the prospectus or the depositor's registration statement.

     This static pool data may have been influenced in the past by factors beyond the sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the mortgage loans. In addition, the static pool date is necessarily limited to data on loans that are included in prior securitization sponsored by Fremont, and therefor only reflect a portion of the sponsors total origination volume.

ORIGINATIONS

     Fremont has been originating sub-prime residential mortgage loans since May 1994 and substantially all of its residential mortgage loan originations consist of sub-prime mortgage loans. Fremont's sub-prime residential originations totaled approximately $6.94 billion, $13.74 billion, $23.91 billion and $36.24 billion for the years ended 2002, 2003, 2004 and 2005, respectively, and approximately $8.54 billion for the first quarter of 2006.

Underwriting Guidelines

     All of the mortgage loans were originated or acquired by Fremont, generally in accordance with the underwriting criteria described in this section. The following is a summary of the underwriting guidelines believed by the depositor to have been applied, with some variation, by Fremont. This summary does not purport to be a complete description of the underwriting guidelines of Fremont.

     Substantially all of the mortgage loans originated by Fremont are based on loan application packages submitted through licensed mortgage brokers. These brokers must meet minimum standards set by Fremont based on an analysis of the following information submitted with an application for approval: applicable state lending license (in good standing), signed broker application and agreement, and signed broker authorization. Once approved, licensed mortgage brokers are eligible to submit loan application packages in compliance with the terms of a signed broker agreement.

     Mortgage loans are underwritten in accordance with Fremont's current underwriting programs, referred to as the Scored Programs ("SCORED PROGRAMS"), subject to various exceptions as described in this section. Fremont began originating mortgage loans pursuant to Scored Programs in 2001 and the Scored Programs have been the exclusive type of origination programs beginning in 2004. Fremont's underwriting guidelines are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. The Scored Programs assess the risk of default by using Credit Scores obtained from third party credit repositories along with, but not limited to, past mortgage payment history, seasoning on bankruptcy and/or foreclosure and loan-to-value ratios as an aid to, not a substitute for, the underwriter's judgment. All of the mortgage loans in the mortgage pool were underwritten with a view toward the resale of the mortgage loans in the secondary mortgage market.

     The Scored Programs were developed to simplify the origination process. In contrast to assignment of credit grades according to traditional non-agency credit assessment methods, i.e., mortgage and other credit delinquencies, the Scored Programs rely upon a borrower's Credit Score, mortgage payment history and seasoning on any bankruptcy/foreclosure initially to determine a borrower's likely future credit performance. Licensed mortgage brokers are able to access Credit Scores at the initial phases of the loan application process and use the Credit Score to determine the interest rates a borrower may qualify for based upon Fremont's Scored Programs risk-based pricing matrices. Final loan terms are subject to approval by Fremont.

     Under the Scored Programs, Fremont requires credit reports for each borrower, using the Credit Score of the primary borrower (the borrower with the highest percentage of total income) to determine program eligibility. Credit Scores must be requested from each national credit repository. For the purpose of determining program eligibility,

     - if Credit Scores are available from all three credit repositories, the middle of the three Credit Scores is used,

     - if Credit Scores are available from only two of the repositories, the lower of the two Credit Scores is used, and

     - if a single Credit Score is available, the single Credit Score will be used; however, potential borrowers with a single Credit Score will not qualify for loan amounts in excess of $800,000, loans with loan-to-value ratios in excess of 90% or 80% (depending on type of program) and second mortgage loans with loan-to-value ratios in excess of 5%.

Generally, the minimum applicable Credit Score allowed is 500, however borrowers with no Credit Scores are not automatically rejected and may be eligible for certain loan programs in appropriate circumstances.

     All of the mortgage loans were underwritten by Fremont's underwriters having the appropriate approval authority. Each underwriter is granted a level of authority commensurate with their proven judgment, experience and credit skills. On a case by case basis, Fremont may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category guidelines described below is nonetheless qualified to receive a loan, i.e., an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt to income ratio, substantial liquid assets, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial portion of the mortgage loans may represent such underwriting exceptions.

     There are three documentation types, Full Documentation ("FULL DOCUMENTATION"), Easy Documentation ("EASY DOCUMENTATION") and Stated Income ("STATED INCOME"). Fremont's underwriters verify the income of each applicant under various documentation types as follows: under Full Documentation, applicants are generally required to submit verification of stable income for the periods of one to two years preceding the application dependent on credit profile; under Easy Documentation, the borrower is qualified based on verification of adequate cash flow by means of personal or business bank statements; under Stated Income, applicants are qualified based on monthly income as stated on the mortgage application. The income is not verified under the Stated Income program; however, the income stated must be reasonable and customary for the applicant's line of work.

     Fremont originates loans secured by 1-4 unit residential properties made to eligible borrowers with a vested fee simple (or in some cases a leasehold) interest in the property. Fremont's underwriting guidelines are applied in accordance with a procedure which complies with applicable federal and state laws and regulations and require an appraisal of the mortgaged property, and if appropriate, a review appraisal. Generally, initial appraisals are provided by qualified independent appraisers licensed in their respective states. Review appraisals may only be provided by appraisers approved by Fremont. In some cases, Fremont relies on a statistical appraisal methodology provided by a third-party. Qualified independent appraisers must meet minimum standards of licensing and provide errors and omissions insurance in states where it is required to become approved to do business with Fremont. Each uniform residential appraisal report includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. The review appraisal may be a desk review, field review or an automated valuation report that confirms or supports the original appraiser's value of the mortgaged premises.

     Fremont requires title insurance on all first mortgage loans, which are secured by liens on real property. Fremont also requires that fire and extended coverage casualty insurance be maintained on the secured property in an amount at least equal to the principal balance of the related loan or the replacement cost of the property, whichever is less.

     Fremont conducts a number of quality control procedures, including a post-funding review as well as a full re-underwriting of a random selection of loans to assure asset quality. Under the funding review, all loans are reviewed to verify credit grading, documentation compliance and data accuracy. Under the asset quality procedure, a random selection of each month's originations is reviewed. The loan review confirms the existence and accuracy of legal documents, credit documentation, appraisal analysis and underwriting decision. A report detailing review findings and level of error is sent monthly to each loan production office for response. The review findings and branch responses are then reviewed by Fremont's senior management. Adverse findings are tracked monthly. This review procedure allows Fremont to assess programs for potential guideline changes, program enhancements, appraisal policies, areas of risk to be reduced or eliminated and the need for additional staff training.

     Balloon Loans. The majority of loans originated by Fremont provide for the full amortization of the principal amount on the final maturity date. Beginning in September 2005, Fremont began originating certain mortgage loans that do not provide for full amortization prior to maturity, where the payment of any remaining unamortized principal balance is due in a single or balloon payment at maturity. These balloon loans originated by Fremont provide for amortization of principal based on a 40 year period with a term to maturity of 30 years ("40/30 LOANS").

     Second Lien Mortgage Loans. Fremont currently has two programs for the origination of second lien mortgage loans. The current programs are limited to loans that are originated contemporaneously with the origination of a loan secured by a first lien, while the third allows for "stand alone" originations. The first program allows for loans with up to 5% loan to value and maximum combined loan to values of 95%. This program is limited to borrowers with Credit Scores in excess of 600, credit grades of at least "C" and debt to income ratios not greater than 50%; however, eligible borrowers may not be participants in a consumer credit counseling or other debt repayment program. Permissible loan balances for this program are from $15,000 to $44,000. The maximum term on these loans is 10 to 30 years; provided, that a 15 year amortization term is available only for Full Documentation or Easy Documentation loans with an original loan balance of $15,000 or greater. Terms over 15 years are available only for Full Documentation or Easy Documentation loans with an original balance of $25,000 or greater. Loans under this program are available for "owner occupied" or "non-owner occupied" properties.

     The second program is for borrowers with minimum Credit Scores of 600. This program allows for loans of up to 20% loan to value and 100% maximum combined loan to values and is limited to borrowers in credit grades of "A+" and "A" and debt ratios not greater than 50%. Permissible loan balances for this program are from $15,000 to $200,000. Combined loan balances (first and second lien mortgage loans) of up to $1,000,000 are allowed to borrowers that have Credit Scores of 600 and greater under Full Documentation or to borrowers that have Credit Scores of 645 and greater under Stated Documentation. In addition, permissible loan balances from $15,000 to $250,000 are allowed for Full Documentation borrowers with Credit Scores of 640 or greater. Combined loan balances (first and second lien mortgage loans) of up to $1,250,000 are allowed. The loans are available with amortization terms of 10, 15, 20 and 30 years, however loan balances must be at least $25,000 to qualify for an amortization term of 20 years or longer. Rural properties and properties in Alaska are not allowed under this program.

     Fremont recently discontinued an additional second lien mortgage program that was a stand alone program for borrowers with Credit Scores in excess of
580. This program allowed for loans of 20% loan to value and 100% maximum combined loan to values and was limited to borrowers in credit grades of "A+" and "A" and debt ratios not greater than 50%. Permissible loan balances for this program were from $10,000 to $125,000. Combined loan balances (first and second lien mortgage loans) of up to $625,000 were allowed to borrowers under Full Documentation loans that had Credit Scores of 620 and greater. The limit on the combined loan balance was $500,000 for Stated Income loans; provided that no Stated Income loan may have been a borrower with a Credit Score of less than
620. The loans were available with amortization terms of 10, 15, 20 and 30 years, however loan balances must have been at least $25,000 to qualify for a 20 year amortization term and at least $50,000 for a 30 year amortization term. Rural properties and properties in Alaska were not allowed under this program.

RISK CATEGORIES

     Fremont's underwriting guidelines under the Scored Programs with respect to each rating category generally require:

     - debt to income ratios of 55% or less on mortgage loans with loan-to-value ratios of 80% or less, however, debt to income ratios of 50% or less are required on loan-to-value ratios greater than 80%;

     -    applicants have a Credit Score of at least 500;

     - that no liens or judgments affecting title may remain open after the funding of the loan, other than liens in favor of the internal revenue service that are subordinated to the loan; and

     - that any collection, charge-off, or judgment not affecting title that is less than 1 year old must be paid in connection with closing if either its balance is greater than $1,000 or the aggregate balances of all such collections, charge-offs or judgments are greater than $2,500.

     In addition, the various risk categories generally have the following criteria for borrower eligibility:

     "A+." Under the "A+" category, an applicant must have no 30-day late mortgage payments within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 100% with a minimum Credit Score of 600. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

     "A." Under the "A" category, an applicant must have not more than one 30-day late mortgage payment within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 100% with a minimum Credit Score of 600. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

     "A-." Under the "A-" category, an applicant must have not more than three 30-day late mortgage payments within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 90% with a minimum Credit Score of 550. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

     "B." Under the "B" category, an applicant must have not more than one 60-day late mortgage payment within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 90% with a Credit Score of 550. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

     "C." Under the "C" category, an applicant must have not more than one 90-day late mortgage payment within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum permitted loan-to-value ratio is 85% with a minimum Credit Score of 580. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

     "C-." Under the "C-" category, an applicant must not be more than 150 days delinquent with respect to its current mortgage payment and it must not be subject of a Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum permitted loan-to-value ratio is 70% with a minimum Credit Score of 500. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

     "D." Under the "D" category, an applicant must not be more than 180 days delinquent with respect to its current mortgage payment. Any Chapter 7 or Chapter 13 bankruptcy proceedings and/or foreclosure actions must be paid in connection with closing. The maximum permitted loan-to-value ratio is 65% with a minimum Credit Score of 500. The maximum permitted loan-to-value ratio is reduced to 60% if the property is currently subject to foreclosure proceedings.

SERVICING

     Fremont has been servicing sub-prime mortgage loans since 1994 through its nationwide servicing operation, currently located in Ontario, California. As of March 31, 2006, Fremont was servicing 114,929 sub-prime residential mortgage loans with a total principal balance of approximately $23.178 billion. Approximately $14.590 billion of this balance was comprised of recently originated mortgage loans that were either owned by Fremont and held for sale or had been sold to third parties for which Fremont was providing interim servicing until the servicing was transferred. The product types serviced include both fixed and adjustable rate residential sub-prime mortgage loans, which may provide for principal payments that may fully amortize all payments of principal, or provide an initial interest only period of up to five years or provide for a balloon payment at maturity.

     Fremont's residential sub-prime servicing operations are currently rated SQ3+ by Moody's and RPS3 by Fitch and have been assigned a rating of "average" from S&P.

     Fremont has experienced significant growth in its servicing activities, increasing its servicing portfolio of sub-prime residential mortgage loans by more than 500% since 2002, based on outstanding principal balance.

     In addition, Fremont has only been servicing mortgage loans for third parties for a limited period of time, and most of Fremont's servicing portfolio, approximately 63%, 62%, 74%, 80% and 90% as of March 31, 2006, December 31, 2005, 2004, 2003 and 2002, respectively, consisted of mortgage loans serviced on a temporary basis, generally for a period of ninety days.

                                                                         LOAN SERVICING
                                                                      (DOLLARS IN BILLIONS)
                                         ------------------------------------------------------------------------------
                                         AS OF MARCH 31,   AS OF DECEMBER 31,   AS OF DECEMBER 31,   AS OF DECEMBER 31,
                                               2006               2005                 2004                 2003
                                         ---------------   ------------------   ------------------   ------------------
Interim Serviced Outstandings               $ 14.59              $ 13.79               $11.10              $ 7.60
Held to Maturity Serviced Outstandings      $  8.59              $  8.46               $ 3.80              $ 1.90
Total Serviced Outstandings                 $ 23.18              $ 22.25               $14.90              $ 9.50
Interim Serviced Units                       74,228               73,927               66,375              46,258
Held to Maturity Service Units               40,701               40,141               19,669              10,162
Total Serviced Units                        114,929              114,068               86,044              56,420
Servicing Employees                             391                  325                  186                  89


SERVICER'S DELINQUENCY AND FORECLOSURE EXPERIENCE

     The following tables set forth the delinquency and foreclosure experience of the mortgage loans serviced by Fremont at the end of the indicated periods. Fremont's portfolio may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. In particular, the fact that Fremont has only been servicing mortgage loans for third parties for a limited period of time and that most of Fremont's servicing portfolio consisted of mortgage loans serviced on a temporary basis, generally for a period of ninety days may result in significant differences between the historical performance of Fremont's servicing portfolio and the expected performance of the mortgage loans included in this transaction. Therefore, the historical information presented herein may not be indicative of the performance that you will experience with respect to the mortgage loan pool included in the trust. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage loan pool will be similar to that reflected in the tables below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage loan pool. The actual delinquency experience on the mortgage loans in the mortgage loan pool will depend, among other things, upon the value of the real estate securing such mortgage loans in the mortgage loan pool and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Fremont. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Finally, the statistics shown below represent the delinquency experience for Fremont's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool.

                    FREMONT MORTGAGE LOAN SERVICING PORTFOLIO
                (COMBINED LOANS HELD FOR SALE, INTERIM SERVICED,
                      HELD FOR INVESTMENT AND SECURITIZED)
                         DELINQUENCIES AND FORECLOSURES

                                               AS OF MARCH 31, 2006                  AS OF DECEMBER 31, 2005
                                      -------------------------------------   -------------------------------------
                                                                   PERCENT                                 PERCENT
                                                    PRINCIPAL         BY                    PRINCIPAL         BY
                                       NUMBER        BALANCE      PRINCIPAL    NUMBER        BALANCE      PRINCIPAL
                                      OF LOANS   (IN THOUSANDS)    BALANCE    OF LOANS   (IN THOUSANDS)    BALANCE
                                      --------   --------------   ---------   --------   --------------   ---------
Current Loans                          110,595     $22,388,444       96.59%    109,896     $21,521,721       96.72%
                                       =======     ===========      ======     =======     ===========      ======
Period of Delinquency
   30 to 59 days                         1,165     $   251,992        1.09%      1,407     $   268,612        1.21%
   60+ days                              1,237         143,309        0.62%        725          85,171        0.38
   Total Delinquencies                   2,402     $   395,301        1.71%      2,132     $   353,783        1.59%
                                       =======     ===========      ======     =======     ===========      ======
Foreclosures/Forbearances                1,251     $   279,595        1.21%      1,310     $   264,469        1.18%
Bankruptcies                               398          64,336        0.28%        547          83,521        0.38
Total Foreclosures and Bankruptcies      1,649     $   344,931        1.49%      1,857     $   347,990        1.56%
                                       =======     ===========      ======     =======     ===========      ======
Real Estate Owned                          283          49,660        0.21%        183     $    28,841        0.13%
Total Portfolio                        114,929     $23,178,336      100.00%    114,068     $22,252,335      100.00%
                                       =======     ===========      ======     =======     ===========      ======

                                             AS OF DECEMBER 31, 2004                 AS OF DECEMBER 31, 2003
                                      -------------------------------------   -------------------------------------
                                                                   PERCENT                                 PERCENT
                                                    PRINCIPAL         BY                    PRINCIPAL         BY
                                       NUMBER        BALANCE      PRINCIPAL    NUMBER        BALANCE      PRINCIPAL
                                      OF LOANS   (IN THOUSANDS)    BALANCE    OF LOANS   (IN THOUSANDS)    BALANCE
                                      --------   --------------   ---------   --------   --------------   ---------
Current Loans                          84,383      $14,692,643       98.18%    55,691      $9,380,221        98.91%
                                       ------      -----------      ------     ------      ----------       ------
Period of Delinquency
   30 to 59 days                          595      $    97,995        0.65%       285      $   43,951         0.46%
   60+ days                                77           11,262        0.08         79          11,307         0.12
                                       ------      -----------      ------     ------      ----------       ------
   Total Delinquencies                    672      $   109,257        0.73%       364      $   55,258         0.58%
Foreclosures/Forbearances                 784          125,592        0.84%       229          32,357         0.34%
Bankruptcies                              205      $    28,772        0.19        115      $   13,502         0.14
                                       ------      -----------      ------     ------      ----------       ------
Total Foreclosures and Bankruptcies       989          154,364        1.03%       344      $   45,859         0.48%
Real Estate Owned                          48      $     8,575        0.06%        21      $    2,642         0.03%
                                       ------      -----------      ------     ------      ----------       ------
Total Portfolio                        86,092      $14,964,838      100.00%    56,420      $9,483,980       100.00%
                                       ======      ===========      ======     ======      ==========       ======

                                             AS OF DECEMBER 31, 2002
                                      -------------------------------------
                                                                   PERCENT
                                                    PRINCIPAL         BY
                                       NUMBER        BALANCE      PRINCIPAL
                                      OF LOANS   (IN THOUSANDS)    BALANCE
                                      --------   --------------   ---------
Current Loans                          26,953      $3,973,672        99.18%
                                       ------      ----------       ------
Period of Delinquency
   30 to 59 days                           37      $    3,921         0.10%
   60+ days                                10           1,559         0.04
                                       ------      ----------       ------
   Total Delinquencies                     47      $    5,480         0.14%
Foreclosures/Forbearances                 108          15,072         0.37%
Bankruptcies                               78      $    8,916         0.22
                                       ------      ----------       ------
Total Foreclosures and Bankruptcies       186      $   23,988         0.59%
Real Estate Owned                          37      $    3,490         0.09%
                                       ------      ----------       ------
Total Portfolio                        27,223      $4,006,630       100.00%
                                       ======      ==========       ======

                    FREMONT MORTGAGE LOAN SERVICING PORTFOLIO
                  (LOANS HELD TO MATURITY/SERVICED FOR OTHERS)
                         DELINQUENCIES AND FORECLOSURES

                                               AS OF MARCH 31, 2006                  AS OF DECEMBER 31, 2005
                                      -------------------------------------   -------------------------------------
                                                                   PERCENT                                 PERCENT
                                                    PRINCIPAL         BY                    PRINCIPAL         BY
                                       NUMBER        BALANCE      PRINCIPAL    NUMBER        BALANCE      PRINCIPAL
                                      OF LOANS   (IN THOUSANDS)    BALANCE    OF LOANS   (IN THOUSANDS)    BALANCE
                                      --------   --------------   ---------   --------   --------------   ---------
Current Loans                          37,977      $8,047,499        93.74%    37,591      $7,995,870        94.48%
                                       ======      ==========       ======     ======      ==========       ======
Period of Delinquency
   30 to 59 days                          595      $  124,664         1.45%       739      $  147,834         1.75%
   60+ days                               424          66,708         0.78        269          36,762         0.43
   Total Delinquencies                  1,019      $  191,372         2.23%     1,008      $  184,596         2.18%
                                       ======      ==========       ======     ======      ==========       ======
Foreclosures/Forbearances               1,121      $  244,155         2.84%       977      $  190,383         2.25%
Bankruptcies                              324          56,799         0.66        407          66,689         0.79
Total Foreclosures and Bankruptcies     1,445      $  300,954         3.50%     1,304      $  257,072         3.04%
                                       ======      ==========       ======     ======      ==========       ======
Real Estate Owned                         260      $   45,545         0.53%       158      $   25,167         0.30%
Total Portfolio                        40,701      $8,585,370       100.00%    40,141      $8,462,705       100.00%
                                       ======      ==========       ======     ======      ==========       ======

                                             AS OF DECEMBER 31, 2004                 AS OF DECEMBER 31, 2003
                                      -------------------------------------   -------------------------------------
                                                                   PERCENT                                 PERCENT
                                                    PRINCIPAL         BY                    PRINCIPAL         BY
                                       NUMBER        BALANCE      PRINCIPAL    NUMBER        BALANCE      PRINCIPAL
                                      OF LOANS   (IN THOUSANDS)    BALANCE    OF LOANS   (IN THOUSANDS)    BALANCE
                                      --------   --------------   ---------   --------   --------------   ---------
Current Loans                          18,746      $3,675,608        95.60%     9,915      $1,844,818        97.75%
                                       ------      ----------       ------     ------      ----------       ------
Period of Delinquency
   30 to 59 days                          253      $   45,603         1.19%       104      $   18,650         0.99%
   60+ days                                36           5,743         0.15         21           4,476         0.23
                                       ------      ----------       ------     ------      ----------       ------
   Total Delinquencies                    289      $   51,347         1.34%       125      $   23,126         1.22%
Foreclosures/Forbearances                 490          88,871         2.31%        66          11,753         0.62%
Bankruptcies                              144      $   22,967         0.60         50      $    6,975         0.37
                                       ------      ----------       ------     ------      ----------       ------
Total Foreclosures and Bankruptcies       634      $  111,838         2.91%       116      $   18,728         0.99%
Real Estate Owned                          34           5,977         0.16%         6             668         0.04%
                                       ------      ----------       ------     ------      ----------       ------
Total Portfolio                        19,703      $3,844,769       100.00%    10,162      $1,887,340       100.00%
                                       ======      ==========       ======     ======      ==========       ======

                                             AS OF DECEMBER 31, 2002
                                      -------------------------------------
                                                                   PERCENT
                                                    PRINCIPAL         BY
                                       NUMBER        BALANCE      PRINCIPAL
                                      OF LOANS   (IN THOUSANDS)    BALANCE
                                      --------   --------------   ---------
Current Loans                           2,403       $380,873         96.87%
                                        -----       --------        ------
Period of Delinquency
   30 to 59 days                           22       $  3,582          0.91%
   60+ days                                 6            520          0.13
                                        -----       --------        ------
   Total Delinquencies                     28       $  4,102          1.04%
Foreclosures/Forbearances                  21          4,139          1.05%
Bankruptcies                               33       $  3,767          0.96
                                        -----       --------        ------
Total Foreclosures and Bankruptcies        54       $  7,906          2.01%
Real Estate Owned                           4            311          0.08%
                                        -----       --------        ------
Total Portfolio                         2,489       $393,192        100.00%
                                        =====       ========        ======

     The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it has not been paid by the next scheduled due date. For example, a payment on a mortgage loan that was due on January 1 is not considered delinquent unless it is not received by the close of business on February 1 and such delinquency will not be reported as delinquent unless the mortgage loan remains delinquent until the related delinquency report is generated, at the end of February.

SERVICING PROCESSES AND PROCEDURES

     See "Sale and Servicing of the Trust Assets" in the prospectus.

     Fremont will not have custodial responsibility for the mortgage notes or other items constituting the mortgage file, other than in limited instances necessary to effect the servicing and collection of the related mortgage loan. For example, certain states require that the servicer produce an original mortgage note upon the commencement of a foreclosure action. The Custodian is responsible for holding and safeguarding the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders. See "The Master Servicer, Trust Administrator and Custodian" in this free writing prospectus supplement.

     Advances.

     The servicer is required to make servicing advances and advances of principal and interest on each Servicer Remittance Date with respect to each first lien mortgage loan it services, subject to the servicer's determination in its good faith business judgment that such advance would be recoverable. The servicer is only required to make such advances with respect to a first lien mortgage loan until the related mortgage property becomes an REO property. These advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. The servicer is not required to make advances on any second lien mortgage loan. The servicer will charge off any second lien mortgage loan that is delinquent in excess of 180 days. See "The Pooling and Servicing Agreement--P&I Advances and Servicing Advances" in this free writing prospectus supplement.

     There are no outstanding servicing advances on any of the mortgage loans transferred to the Issuing Entity.

     Prior Securitizations.

     Since 2003, there has not been a servicing event of default, servicer termination or early amortization event (or any event that would result in the forgoing) with respect to any residential sub-prime mortgage loan portfolio serviced by Fremont for 3rd parties. In addition, Fremont has not been terminated under any such portfolio due to a servicer default or application of a servicing performance test or trigger. During such time, Fremont has neither failed to make any required advance with respect to any residential sub-prime mortgage loan portfolio nor disclosed any material noncompliance with the servicing criteria applicable to any such securitization.

                                  THE DEPOSITOR

     Fremont Mortgage Securities Corporation was incorporated in Delaware in November 1999, as a wholly owned, limited-purpose financing subsidiary of Fremont. See "The Depositor" in the prospectus. The depositor's certificate of incorporation limits it's business and prohibits it from engaging in any business or investment activities other than issuing and selling securities secured primarily by, or evidencing interests in, mortgage-related assets and taking certain similar actions. The depositor will have limited responsibilities to the Issuing Entity after the issuance of the certificates on the closing date, primarily ministerial duties and maintenance of existence.

             THE MASTER SERVICER, TRUST ADMINISTRATOR AND CUSTODIAN

     The information set forth in the next paragraph has been provided by Wells Fargo Bank, National Association ("WELLS FARGO BANK").

     Wells Fargo Bank will act as Master Servicer, Trust Administrator, and Custodian under the Pooling and Servicing agreement. Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, 23 million customers and 153,000+ employees as of December 31, 2005, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Sponsor, Seller and Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank maintains corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     Master Servicer. Primary servicing of the mortgage loans will be provided by the servicer in accordance with the terms and conditions of the Pooling and Servicing agreement and the servicer will be responsible for the servicing of the mortgage loans. Wells Fargo Bank will act as Master Servicer pursuant to the Pooling and Servicing agreement. The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Pooling and Servicing agreement. In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicer; provided, however, that the master servicer will not be responsible for the verification or approval of Applied Realized Loss Amounts (as defined under "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus) as reported by the servicer. However, if the master servicer becomes aware that the servicer is not fulfilling its obligations under the Pooling and Servicing agreement with respect to these matters, the master servicer will be obligated to terminate the servicer and, within 90 days of such termination, appoint a successor servicer that satisfies the eligibility requirements set forth in the Pooling and Servicing agreement. Following termination of the servicer and prior to the appointment of a successor servicer, the master servicer will assume the obligation to make P & I Advances and servicing advances. In the event of the occurrence of a Servicer Event of Default under the Pooling and Servicing agreement, under certain circumstances specified therein, the master servicer will either appoint a successor servicer or assume primary servicing obligations for the mortgage loans itself (subject to a transition period not to exceed 90 days for the transfer of actual servicing to such successor servicer). Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995. Wells Fargo Bank has acted as master servicer for all previous series of publicly offered mortgage backed certificates issued by the Depositor and as of June 30, 2006, Wells Fargo Bank was acting as master servicer for approximately

1253 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $651,189,990,090.

     The compensation to be paid to the master servicer in respect of its obligations under the Pooling and Servicing agreement will be equal to investment earnings on the amounts on deposit in the Distribution Account and a monthly fee equal to 0.0135% of the Stated Principal Balance of the mortgage loans as of the beginning of the related Due Period.

     The master servicer may sell and assign its rights and delegate its duties and obligations in their entirety under the Pooling and Servicing agreement to a transferee that meets certain conditions, provided, among other things, that each of the Rating Agencies confirms that its then-current ratings of the Offered Certificates will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation.

     Trust Administrator. Under the terms of the pooling and servicing agreement, Wells Fargo Bank also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As Trust Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly reports on Form 10-D, current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust. The Trust Administrator may make such statement available each month, to any interested party, via the Trust Administrator's website. See "Description of the Certificates--Reports to Certificateholders." Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. Wells Fargo Bank has acted as trust administrator for all previous series of publicly offered mortgage backed certificates issued by the Depositor and as of June 30, 2006, Wells Fargo Bank was acting as securities administrator with respect to more than $894,773,136,436 of outstanding residential mortgage-backed securities.

     The Pooling and Servicing agreement requires that the Trust Administrator and the Master Servicer at all times be the same person, so long as a Master Servicer is required by the provisions of the pooling and servicing agreement. Under certain circumstances, the Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety under the pooling and servicing agreement, as described above.

     Wells Fargo Bank will not be entitled to any additional compensation by the issuing entity for the performance of its duties as the trust administrator.

     Custodian. Wells Fargo Bank is acting as custodian of the mortgage loan files pursuant to the pooling and servicing agreement. In that capacity, Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders. Wells Fargo Bank maintains each mortgage loan file is a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. As of June 30, 2006, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

     Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the sponsor or an affiliate of the sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity. The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

     Pursuant to the pooling and servicing agreement, the Issuing Entity will indemnify the Master Servicer, Trust Administrator and Custodian for certain matters which may reduce amounts otherwise distributable to Certificateholders. See "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer, the Master Servicer, the Trustee and the Trust Administrator" in this free writing prospectus supplement.

                                   THE TRUSTEE

     The information set forth in the next paragraph has been provided by the trustee.

     HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, will be named trustee under the pooling and servicing agreement. The trustee will perform administrative functions on behalf of the trust and for the benefit of the certificateholders pursuant to the terms of the pooling and servicing agreement. The trustee has acted as trustee for all previous series of publicly offered mortgage backed certificates issued by the Depositor. The trustee's offices for notices under the pooling and servicing agreement are located at 452 Fifth Avenue, New York, New York 10018, and its telephone number is (212) 525-1367.

     In the event the master servicer defaults in the performance of its obligations pursuant to the terms of the pooling and servicing agreement prior to the appointment of a successor, the trustee, in accordance with the terms of the pooling and servicing agreement, is obligated to perform such obligations until a successor master servicer is appointed. If the trustee resigns or is removed under the terms of the pooling and servicing agreement, a successor trustee shall be appointed within 30 days by the depositor. If no such successor trustee is appointed within the 30 day period, then a court of competent jurisdiction may be petitioned to appoint a successor trustee.

     As compensation to the trustee in respect of its obligations under the pooling and servicing agreement, the trustee's annual fee will be paid by the trust administrator pursuant to a separate agreement between the trustee and the trust administrator, and such compensation will not be an expense of the Trust.

     The trustee and any director, officer, employee or agent of the trustee will be indeminified and held harmless by the issuing entity against any loss, liability or expense set forth in the pooling and servicing agreement. In addition, the trustee shall be indemnified by the servicer for any losses, liabilities or expenses resulting from the servicer's breach of its obligations as provided in the pooling and servicing agreement. The trustee's duties are limited solely to its express obligations under the pooling and servicing agreement. See "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer, the Master Servicer, the Trustee and the Trust Administrator" in this free writing prospectus supplement.

     As of June 30, 2006, HSBC Bank USA, National Associating is acting as Trustee for approximately 400 asset-backed securities transactions involving similar pool assets to those found in this transaction.

                         DESCRIPTION OF THE CERTIFICATES

     On the closing date, the Issuing Entity will be created and the depositor will cause the Issuing Entity to issue the certificates. The certificates will be issued in thirty-two classes. Only the Offered Certificates will be offered under this free writing prospectus supplement. The Class C, Class SL-C, Class P, Class R and Class RX Certificates are not offered hereby. The pool I certificates and pool II certificates, respectively, will collectively represent the entire undivided ownership interest in that portion of the trust fund attributable to the pool I mortgage loans and pool II mortgage loans, respectively, which trust fund is created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

     The trust fund will consist of:

     - the pool I mortgage loans and the pool II mortgage loans, together with the related mortgage files and all related collections and proceeds due or collected after the Cut-off Date;

     - such assets as from time to time are identified as REO property and related collections and proceeds;

     - assets that are deposited in the accounts, and invested in accordance with the pooling and servicing agreement; and

     - payments under the related Swap Administration Agreement and the rights and benefits of the Issuing Entity under the related Swap Agreement.

     The Offered Certificates will be issued and available only in book-entry form, in minimum denominations of $100,000 initial principal amount and integral multiples of $1 in excess of $100,000.

     Voting rights will be allocated among holders of the Offered Certificates in proportion to the Certificate Principal Balances of their respective certificates on such date, except that the Class C, Class SL-C and Class P Certificates will each be allocated 0.5% of the voting rights. The Class R and Class RX Certificates will have no voting rights.

     The Class 1-A Certificates generally represent interests in the pool I mortgage loans designated as Group 1 Mortgage Loans. The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates generally represent interests in the pool I mortgage loans designated as Group 2 Mortgage Loans. The Pool I Subordinate Certificates represent interests in all of the pool I mortgage loans in the trust fund. The Class SL Certificates represent interests in the pool II mortgage loans.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     The Offered Certificates are sometimes referred to in this free writing prospectus supplement as "BOOK-ENTRY CERTIFICATES." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the Issuing Entity, except under the limited circumstances described in this free writing prospectus supplement and the prospectus. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, S.A./N.V., in Europe. All references in this free writing prospectus supplement to the Offered Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC. The Offered Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal balance or notional amount of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC.

     Distributions on the book-entry certificates will be made on each Distribution Date by the trust administrator to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

     None of the Issuing Entity, the originator, the depositor, the servicer, the master servicer, the trust administrator or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by

Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or transfers thereof.

     See "Description of the Securities--Book-Entry Procedures and Definitive Certificates" in the prospectus. See also the attached Annex II for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

     Definitive certificates will be transferable and exchangeable at the offices of the trust administrator, its agent or the certificate registrar designated from time to time for those purposes. As of the closing date, the trust administrator designates its offices located at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the trust administrator may require distribution of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

DISTRIBUTIONS

     Distributions on the certificates will be required to be made by the trust administrator on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in September 2006, to the persons in whose names the certificates are registered on the related Record Date.

     Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities as directed by that certificateholder in its written wire instructions provided to the trust administrator or, if no wire instructions are provided, then by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trust administrator designated from time to time for those purposes. Initially, the trust administrator designates its offices located at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, for those purposes.

INTEREST COVERAGE ACCOUNT

     On the Closing Date, a cash deposit in the amount of $[__________] with respect to the pool I certificates and $[__________] with respect to the pool II certificates will be made into the Interest Coverage Account from the proceeds of the sale of the certificates. On the initial Distribution Date, the Trust Administrator will transfer the funds from the Interest Coverage Account to the Distribution Account to be included as Available Funds for the Pool I and Pool II Certificates. The Interest Coverage Account will be closed following that payment. The Interest Coverage Account will not be an asset of any REMIC.

PRIORITY OF DISTRIBUTIONS AMONG THE POOL I CERTIFICATES

     As more fully described in this free writing prospectus supplement, distributions on the pool I certificates will be made on each Distribution Date from the Pool I Available Funds and will be made to the classes of pool I certificates in the following order of priority:

     (a) to interest on each class of pool I certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal for Pool I;"

     (b) to principal on the classes of pool I certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal for Pool I," and

     (c) to deposit into the Pool I Net WAC Rate Carryover Reserve Account to cover any Pool I Net WAC Rate Carryover Amount and then to be released to the Class C Certificates, subject to certain limitations set forth below under "--Distributions of Interest and Principal for Pool I.""

     In addition, as more fully described in this free writing prospectus, distributions on the pool I certificates will be made from the Pool I Swap Account in the order and subject to the priorities set forth below under "-Distributions of Interest and Principal for Pool I- Pool I Swap Administration Agreement."

DISTRIBUTIONS OF INTEREST AND PRINCIPAL FOR POOL I

     On each Distribution Date, the trust administrator will be required to make the disbursements and transfers from the Pool I Available Funds then on deposit in the distribution account specified below in the following order of priority:

Interest Distributions

     I. On each Distribution Date, the Group 1 Interest Remittance Amount for such Distribution Date will be distributed in the following manner:

          (i) first, to the holders of the Class 1-A Certificates, the Current Interest and the Unpaid Interest Amounts, if any, for such class; and

          (ii) second, concurrently, to the holders of the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, pro rata, based on the entitlement of each such class, an amount equal to the excess if any, of
     (x) the amount required to be distributed pursuant to clause II(i) below for such Distribution Date over (y) the amount actually distributed pursuant to such clause from the Group 2 Interest Remittance Amount.

     II. On each Distribution Date, the Group 2 Interest Remittance Amount for such Distribution Date will be distributed in the following manner:

          (i) first, concurrently, to the holders of the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, pro rata, based on the entitlement of each such class, the Current Interest and the Unpaid Interest Amounts, if any, for each such class; and

          (ii) second, to the holders of the Class 1-A Certificates, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to clause I(i) above for such Distribution Date over (y) the amount actually distributed pursuant to such clause from the Group 1 Interest Remittance Amount.

     III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the remaining Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount will be distributed, sequentially, to the holders of the Pool I Subordinate Certificates (beginning with the Class M-1 Certificates and ending with Class M-11 Certificates), the related Current Interest and the Unpaid Interest Amounts for each such class, if any.

Principal Distributions

1. On each Distribution Date (a) prior to the Stepdown Date or (b) if a Trigger Event is in effect:

     I. Distributions of principal to the extent of the Group 1 Principal Distribution Amount will be distributed in the following amounts and order of priority:

          (i) First, to the holders of the Class 1-A Certificates, until the Certificate Principal Balance thereof is reduced to zero; and

          (ii) Second, after taking into account the amount distributed to the holders of the Group 2 Senior Certificates on such Distribution Date in respect of principal pursuant to clause 1.II.(i) below, to the holders of the Group 2 Senior Certificates according to the principal distribution priority in such clause.

     II. Distributions of principal to the extent of the Group 2 Principal Distribution Amount will be distributed in the following amounts and order of priority:

          (i) First, sequentially, to the holders of the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, until the Certificate Principal Balances thereof are reduced to zero (notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group 2 Senior Certificates exceeds the aggregate Stated Principal Balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro rata basis based on the Certificate Principal Balance of each such class); and

          (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates on such Distribution Date in respect of principal pursuant to clause 1.I.(i) above, to the holders of the Group 1 Senior Certificates according to the principal distribution priority in such clause.

     III. Following the distributions made pursuant to clauses 1.I. and 1.II. above, distributions in respect of principal to the extent of the sum of the Group 1 Principal Distribution Amount and Group 2 Principal Distribution Amount remaining undistributed for such Distribution Date will be distributed, sequentially, to the Pool I Subordinate Certificates (beginning with the Class M-1 Certificates and ending with Class M-11 Certificates), until the Certificate Principal Balances thereof are reduced to zero.

2. On each Distribution Date, on or after the Pool I Stepdown Date and if a Pool I Trigger Event is not in effect:

     I. Distributions of principal to the extent of the Group 1 Principal Distribution Amount will be distributed in the following amounts and order of priority:

          (i) First, to the holders of the Class 1-A Certificates, the Group 1 Senior Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

          (ii) Second, after taking into account the amount distributed to the holders of the Group 2 Senior Certificates on such Distribution Date in respect of principal pursuant to clause 2.II.(i) below, to the holders of the Group 2 Senior Certificates, according to the principal distribution priority in such clause.

     II. Distributions of principal to the extent of the Group 2 Principal Distribution Amount will be distributed in the following amounts and order of priority:

          (i) First, sequentially, to the holders of the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, the Group 2 Senior Principal Distribution Amount until the Certificate Principal Balances thereof have been reduced to zero (notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group 2 Senior Certificates exceeds the aggregate Stated Principal Balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro rata basis based on the Certificate Principal Balance of each such class); and

          (ii) Second, after taking into account the amount distributed to the holders of the Group 1 Senior Certificates on such Distribution Date in respect of principal pursuant to clause 2.I.(i) above, to the holders of the Group 1 Senior Certificates.

     III. On each Distribution Date on or after the Pool I Stepdown Date and if the Pool I Trigger Event is not in effect, distributions in respect of principal to the extent of the sum of the Group 1 Principal Distribution Amount and Group 2 Principal Distribution Amount remaining undistributed for such Distribution Date will be distributed, in the following amounts and order of priority:

          (i) to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

          (ii) to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (v) to the holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (vi) to the holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (vii) to the holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (viii) to the holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (ix) to the holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

          (x) to the holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

          (xi) to the holders of the Class M-11 Certificates, the Class M-11 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Excess Cashflow Distributions

     On each Distribution Date, the Pool I Excess Cashflow, if any, will be distributed as follows:

          (i) to the Servicer, Trustee, Master Servicer or Trust Administrator any amounts to which such persons are entitled under the pooling and servicing agreement to the extent such amounts have not otherwise been paid or reimbursed;

          (ii) to the holders of the class or classes of pool I certificates then entitled to receive distributions in respect of principal, in an amount equal to any Pool I Extra Principal Distribution Amount, distributable to such holders as part of the Group 1 Principal Distribution Amount and/or the Group 2 Principal Distribution Amount, in each case, according to the principal distribution priority in effect for such Distribution Date;

          (iii) sequentially, to the holders of the Pool I Subordinate Certificates (beginning with the Class M-1 Certificates and ending with the Class M-11 Certificates), an amount equal to the Pool I Applied Realized Loss Amount allocable to each such class of certificates;

          (iv) to the Pool I Net WAC Rate Carryover Reserve Account, the Pool I Net WAC Rate Carryover Amounts, without taking into account amounts, if any, received under the Pool I Swap Agreement, in respect of amounts otherwise distributable to the Class C Certificates for such Distribution Date distributed in the following order of priority:

               (a) concurrently, in proportion to their respective Pool I Net WAC Rate Carryover Amounts, to the Pool I Senior Certificates their related Pool I Net WAC Rate Carryover Amounts; and

               (b) sequentially, to the holders of the Pool I Subordinate Certificates (beginning with the Class M-1 Certificates and ending with the Class M-11 Certificates), their related Pool I Net WAC Rate Carryover Amounts;

          (v) to the Pool I Swap Provider, from amounts otherwise distributable to the Class C Certificates, any Pool I Swap Termination Payment owed to the Pool Swap Provider due to a Swap Provider Trigger Event pursuant to the Pool I Swap Agreement;

          (vi) to the Class C Certificates and Class P Certificates, those amounts as set forth in the pooling and servicing agreement; and

          (vii) to the holders of the Class R and Class RX Certificates, any remaining amounts as set forth in the pooling and servicing agreement.

     On each Distribution Date, the trust administrator is required to distribute to the holders of the Class P Certificates all amounts representing Prepayment Premiums received by it from the servicer in respect of the pool I mortgage loans received during the related Prepayment Period, as set forth in the pooling and servicing agreement.

     If on any Distribution Date, after giving effect to all distributions of principal as described above, the aggregate Certificate Principal Balances of the Pool I Offered Certificates and the Class P Certificates exceeds the aggregate Stated Principal Balance of the Pool I mortgage loans for that Distribution Date, the Certificate Principal Balance of the Pool I Subordinate Certificates will be reduced, in reverse order of seniority by an amount equal to that excess, until that Certificate Principal Balance is reduced to zero. That reduction is referred to as a "POOL I APPLIED REALIZED LOSS AMOUNT." In the event Pool I Applied Realized Loss Amounts are allocated to any class of Pool I Subordinate Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no funds (other than as described in "Excess Cashflow Distributions" or "Pool I Swap Administration Agreement" herein or in the event of Subsequent Recoveries as described below) will be distributable with respect to the written down amounts or with respect to interest or Pool I Net WAC Rate Carryover Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. No Pool I Applied Realized Loss Amounts will be allocated to the Pool I Senior Certificates.

     In the event that the servicer ultimately recovers an amount in respect of a liquidated mortgage loan with respect to which a realized loss has occurred (any such amount, a "SUBSEQUENT RECOVERY" with respect to such liquidated mortgage loan), such Subsequent Recovery will be distributed in accordance with the distribution priorities with respect to principal described under "Description of the Certificates--Distribution of Interest and Principal for Pool I" in this free writing prospectus supplement and the Certificate Principal Balance of any Class of Pool I Subordinate Certificates that has been reduced by a Pool I Applied Realized Loss Amount will be increased, in direct order of seniority, by the lesser of (a) the amount of such Subsequent Recovery and (b) the aggregate unreimbursed Pool I Applied Realized Loss Amount applicable to such class.

     On any Distribution Date, any shortfalls with respect to the pool I mortgage loans resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls with respect to the pool I mortgage loans not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this free writing prospectus supplement) will be allocated as a reduction to the accrued certificate interest for the Pool I Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Such reduced accrued interest will be distributed as Current Interest for each class of Pool I Offered Certificates. THE HOLDERS OF THE POOL I OFFERED CERTIFICATES WILL NOT BE ENTITLED TO REIMBURSEMENT FOR THE ALLOCATION OF ANY OF THE SHORTFALLS NOT COVERED BY COMPENSATING INTEREST.

CALCULATION OF ONE-MONTH LIBOR FOR POOL I

     On each LIBOR Determination Date, the trust administrator will determine One-Month LIBOR for the next Interest Accrual Period for the Pool I Offered Certificates. The determination of One-Month LIBOR by the trust administrator and the trust administrator's calculation of the rate of interest applicable to the Offered Certificates for the related Interest Accrual Period will (in the absence of manifest error) be final and binding. Notwithstanding the foregoing, the One-Month LIBOR index for the Pool I Offered Certificates for the first Interest Accrual Period will be [___]%.

POOL I NET WAC RATE CARRYOVER RESERVE ACCOUNT

     The "POOL I NET WAC RATE CARRYOVER PAYMENT" for any Distribution Date will be the aggregate of the Pool I Net WAC Rate Carryover Amounts for that date. On any Distribution Date, if there are undistributed Pool I Net WAC Rate Carryover Amounts from prior Distribution Dates or the Pass-through Rate for any class of Pool I Certificates is based upon the Pool I Net WAC Rate, then the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-through Rate not been subject to the Pool I Net WAC Rate, over (ii) the amount of interest that class of certificates received on that Distribution Date based on the Pool I Net WAC Rate and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-through Rate on that class of certificates, without giving effect to such Pool I Net WAC Rate) is the "POOL I NET WAC RATE CARRYOVER AMOUNT" for those classes of certificates.

     Any Pool I Net WAC Rate Carryover Amount on any class of Offered Certificates will be distributed on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Pool I Net WAC Rate Carryover Reserve Account, including any Pool I Swap Agreement Payments with respect to such class of certificates and such Distribution Date (each as described in this free writing prospectus supplement). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Pool I Net WAC Rate Carryover Amounts for that class of certificates.

     On each Distribution Date, the Trust Administrator will withdraw from amounts in the Pool I Net WAC Rate Carryover Reserve Account to distribute to the Pool I Offered Certificates any Pool I Net WAC Rate Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the Pool I Net WAC Rate Carryover Reserve Account: (i) first, concurrently, to each class of Group 1 Senior Certificates and Group 2 Senior Certificates, the related Pool I Net WAC Rate Carryover Amount, on a pro rata basis based on such respective remaining Pool I Net WAC Rate Carryover Amounts; and (ii) second, sequentially, to the Pool I Subordinate Certificates (beginning with the Class M-1 Certificates and ending with the Class M-11 Certificates), the related Pool I Net WAC Rate Carryover Amount for such class and Distribution Date.

     In the event the Certificate Principal Balances of the Pool I Offered Certificates are permanently reduced because of Pool I Applied Realized Loss Amounts (and are not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Pool I Net WAC Rate Carryover Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. The ratings on the Pool I

Offered Certificates do not address the likelihood of the distribution of any Pool I Net WAC Rate Carryover Amount.

     Pursuant to the pooling and servicing agreement, an account (referred to as the "POOL I NET WAC RATE CARRYOVER RESERVE ACCOUNT") will be established, which is held in trust, as part of the trust fund, by the trust administrator. The Pool I Net WAC Rate Carryover Reserve Account will not be an asset of any REMIC. Holders of the Pool I Offered Certificates will be entitled to receive distributions from the Pool I Net WAC Rate Carryover Reserve Account pursuant to the pooling and servicing agreement in an amount equal to any Pool I Net WAC Rate Carryover Amount for that class of certificates. Holders of the Pool I Offered Certificates will also be entitled to receive Pool I Swap Agreement Payments, if any, deposited into the Pool I Net WAC Rate Carryover Reserve Account with respect to any Distribution Date, to the extent necessary to cover any Pool I Net WAC Rate Carryover Amounts on the related Pool I Offered Certificates. The Pool I Net WAC Rate Carryover Reserve Account is required to be funded with any Pool I Swap Agreement Payments and Pool I Excess Cashflow that would otherwise be distributed to the Class C Certificates. With respect to any Distribution Date, Pool I Swap Agreement Payments received in excess of any Pool I Net WAC Carryover Amounts on the Certificates may be distributed to the Class C Certificates. Any distribution by the trust administrator from amounts in the Pool I Net WAC Rate Carryover Reserve Account is required to be made on the applicable Distribution Date.

THE POOL I SWAP AGREEMENT

     On the Closing Date, the Trust Administrator, on behalf of the Issuing Entity will enter into an interest rate swap agreement (the "Pool I Swap Agreement") with Swiss Re Financial Products Corporation (the "Pool I Swap Provider"). On each Distribution Date, Wells Fargo Bank, N.A., as Swap Administrator pursuant to a Swap Administration Agreement (as further described below), will deposit into a segregated trust account (the "Pool I Swap Account") certain amounts, if any, received from the Pool I Swap Provider from which distributions in respect of any remaining Pool I Current Interest, Pool I Unpaid Interest Amounts, Pool I Net WAC Rate Carryover Amounts, amounts necessary to maintain the applicable Pool I Overcollateralization Target Amount and any Pool I Unpaid Realized Loss Amounts will be made. The Pool I Swap Account will be an asset of the Trust but not of any REMIC.

     Under the Pool I Swap Agreement, on or prior to each Distribution Date, the Issuing Entity will be obligated to pay to the Pool I Swap Provider from amounts available therefor pursuant to the pooling and servicing agreement, a fixed amount equal to the product of (x) the fixed payment rate for the related Distribution Date as set forth on Annex I, (y) the Pool I Adjusted Swap Notional Balance for that Distribution Date and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360 (the "Pool I Fixed Swap Payment"), and the Pool I Swap Provider will be obligated to pay to the Issuing Entity a floating amount equal to the product of (x) one-month LIBOR (as determined pursuant to the Pool I Swap Agreement), (y) the Pool I Adjusted Swap Notional Balance for that Distribution Date and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution
Date), and the denominator of which is 360. A net payment will be required to be made on each Distribution Date (each such net payment, a "Pool I Net Swap Payment") (a) by the Issuing Entity, to the Pool I Swap Provider, to the extent that the fixed amount exceeds the corresponding floating amount, plus any such amounts that remain unpaid from prior Distribution Dates, or (b) by the Issuing Entity to the Pool I Swap Provider to the extent that the floating amount exceeds the corresponding fixed amount. Pool I Net Swap Payments will be effected by the Swap Administrator through the Swap Account pursuant to the Swap Administration Agreement. See "--The Pool I Swap Administration Agreement" below.

     The "Pool I Adjusted Swap Notional Balance" with respect to each Distribution Date is the lesser of (a) the Pool I Scheduled Maximum Swap Notional Amount for the related Distribution Date multiplied by 250 and (b) the aggregate Certificate Principal Balance of the Pool I Certificates for such Distribution Date. The "Pool I Scheduled Maximum Swap Notional Amount" for any Distribution Date will be set forth on Annex I (which will be substantially the same schedule attached to the Pool I Swap Agreement). The Pool I Swap Agreement will terminate immediately following the Distribution Date in August 2012 unless terminated earlier upon the occurrence of a Pool I Swap Default, a Pool I Early Termination Event or an Additional Termination Event (each as defined below).

     The respective obligations of the Pool I Swap Provider and the Issuing Entity to pay specified amounts due under the Pool I Swap Agreement will be subject to the following conditions precedent: (1) no Pool I Swap Default or event that with the giving of notice or lapse of time or both would become a Pool I Swap Default, in each case, in respect of the other party, shall have occurred and be continuing with respect to the Pool I Swap Agreement and (2) no "Early Termination Date" (as defined in the ISDA Master Agreement) has occurred or been effectively designated with respect to the Pool I Swap Agreement.

     "Events of Default" under the Pool I Swap Agreement (each a "Pool I Swap Default") include the following standard events of default under the ISDA Master
Agreement:

          "Failure to Pay or Deliver,"

          "Bankruptcy" (as amended in the Pool I Swap Agreement), and

          "Merger without Assumption" (but only with respect to the Pool I Swap Provider), as described in Sections 5(a)(i), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement.

     "Termination Events" under the Pool I Swap Agreement (each a "Termination Event") consist of the following standard events under the ISDA Master
Agreement:

          "Illegality" (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Pool I Swap Agreement),

          "Tax Event" (which generally relates to either party to the Pool I Swap Agreement receiving a payment under the Pool I Swap Agreement from which an amount has been deducted or withheld for or on account of taxes), and

          "Tax Event Upon Merger" (solely with respect to the Pool I Swap Provider as merging party) (which generally relates to the Pool I Swap Provider's receiving a payment under the Pool I Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger), as described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement.

     In addition, there are "Additional Termination Events" (as defined in the Pool I Swap Agreement) including if, pursuant to the terms of the pooling and servicing agreement, the Servicer exercises the option to purchase the mortgage loans. With respect to the Pool I Swap Provider, an Additional Termination Event will occur if the Pool I Swap Provider fails to comply with the Downgrade Provisions (as defined below).

     Upon the occurrence of any Pool I Swap Default under the Pool I Swap Agreement, the non-defaulting party will have the right to designate an Pool I Early Termination Date. With respect to Pool I Termination Events (including Additional Termination Events), a Pool I Early Termination Date may be designated by one of the parties (as specified in the Pool I Swap Agreement) and will occur only after notice has been given of the Pool I Termination Event, all as set forth in the Pool I Swap Agreement. The occurrence of a Pool I Early Termination Date under the Pool I Swap Agreement will constitute a "Pool I Swap Early Termination."

     Upon any Pool I Swap Early Termination, the Issuing Entity or the Pool I Swap Provider may be liable to make a termination payment (the "Pool I Swap Termination Payment") (regardless of which of the parties has caused the termination). The Pool I Swap Termination Payment will be based on the value of

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the Pool I Swap Agreement computed in accordance with the procedures set forth in the Pool I Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Pool I Swap Provider under the remaining scheduled term of the Pool I Swap Agreement. In the event that the Issuing Entity is required to make a Pool I Swap Termination Payment, that payment will be paid from the Issuing Entity on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally prior to distributions to Certificateholders from collections on the mortgage loans.

     Upon a Pool I Swap Early Termination, the Trust Administrator, at the direction of the Depositor, will seek a replacement swap provider to enter into a replacement Pool I Swap Agreement or similar agreement. To the extent the Issuing Entity receives a Pool I Swap Termination Payment from the Pool I Swap Provider, the Trust Administrator will apply, as set forth in the Swap Administration Agreement, all or such portion of such Pool I Swap Termination Payment as may be required to the payment of amounts due to a replacement swap provider under a replacement Pool I Swap Agreement or similar agreement. Furthermore, to the extent the Issuing Entity is required to pay a Pool I Swap Termination Payment to the Pool I Swap Provider, the Issuing Entity will apply all or a portion of such amount received from a replacement swap provider upon entering into a replacement Pool I Swap Agreement or similar agreement to the Pool I Swap Termination Payment amount owing to the Pool I Swap Provider.

     A Pool I Swap Termination Payment that is triggered upon: (i) an Event of Default under the Pool I Swap Agreement with respect to which the Pool I Swap Provider is a Defaulting Party (as defined in the Pool I Swap Agreement), (ii) a Termination Event under the Pool I Swap Agreement with respect to which the Pool I Swap Provider is the sole Affected Party (as defined in the Pool I Swap Agreement) or (iii) an Additional Termination Event under the Pool I Swap Agreement with respect to which the Pool I Swap Provider is the sole Affected Party, will be a "Pool I Swap Provider Trigger Event."

     If the Pool I Swap Provider's long-term credit ratings fall below the levels specified in the Pool I Swap Agreement, the Pool I Swap Provider will be required, subject to the Rating Agency Condition (as defined in the Pool I Swap Agreement) to (1) post collateral securing its obligations under the Pool I Swap Agreement, (2) obtain a substitute Pool I Swap Provider acceptable to the Rating Agencies that will assume the obligations of the Pool I Swap Provider under the Pool I Swap Agreement, (3) obtain a guaranty or contingent agreement of the Pool I Swap Provider's obligations under the Pool I Swap Agreement from another person acceptable to the Rating Agencies or (4) establish any other arrangement sufficient to restore the credit rating of the Pool I Senior and Pool I Subordinate Certificates, all as provided in the Pool I Swap Agreement (such provisions, the "Downgrade Provisions").

     The Issuing Entity will not be subject to any gross-up on its payments to the Pool I Swap Provider on account of any tax withholding.

THE POOL I SWAP PROVIDER

     The information set forth in the following four paragraphs has been provided by the Pool I Swap Provider.

     Swiss Re Financial Products Corporation ("SRFP") is a Delaware corporation incorporated on May 23, 1995. In the course of conducting its business, SRFP trades in over-the-counter derivative products and structures and advises on a variety of financial transactions that transfer insurance, market or credit risk to or from capital markets. SRFP's headquarters are located at 55 East 52nd Street, New York, New York 10055. SRFP currently has a long-term counterparty credit rating of "AA-" and a short-term debt rating of "A-1+" from Standard & Poor's.

     SRFP is an indirect, wholly owned subsidiary of Swiss Reinsurance Company ("Swiss Re"), a Swiss corporation. The obligations of SRFP under the pool 1 swap agreement are fully and unconditionally guaranteed under a guaranty by Swiss Re. Swiss Re was founded in Zurich, Switzerland, in 1863 and since then has become one of the world's leading reinsurers. Swiss Re and its reinsurance subsidiaries have over 70 offices in more than 30 countries. Swiss Re's headquarters are located at

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Mythenquai 50/60, CH-8022, Zurich, Switzerland. On June 12, 2006, Swiss Re
announced that it completed its acquisition of GE Insurance Solutions (excluding its US life and health business) from General Electric.

     Swiss Re currently has (i) from Standard & Poor's: long-term counterparty credit, financial strength and senior unsecured debt ratings of "AA-" and a short-term counterparty credit rating of "A-1+," (ii) from Moody's: insurance financial strength and senior debt ratings of "Aa2" (negative outlook), and a short-term rating of "P-1" and (iii) from Fitch: insurer financial strength rating (Fitch initiated) and long-term issuer rating (Fitch initiated) of "AA-".

     Various regulatory authorities, including the U.S. Securities and Exchange Commission and State Attorneys General in the United States, including the New York State Attorney General's office, State Insurance Departments in the United States and the U.K. Financial Services Authority, as well as law enforcement agencies, are conducting investigations on various aspects of the insurance industry, including the use of non-traditional, or loss mitigation insurance, products. Swiss Re is among the companies that have received subpoenas to produce documents relating to "non-traditional" products as part of these investigations. Swiss Re has announced that it is cooperating fully with all requests for documents addressed to Swiss Re. It is unclear at this point what the ultimate scope of the investigations will be, in terms of the products, parties or practices under review, particularly given the potentially broad range of products that could be characterized as "non-traditional." It is therefore also unclear what the direct or indirect consequences of such investigations will be, and Swiss Re is not currently in a position to give any assurances as to the consequences for it or the insurance and reinsurance industries of the foregoing investigations or related developments. Any of the foregoing could adversely affect its business, results of operations and financial condition.

     The "significance percentage" of each of the Pool I Swap Agreement as calculated in accordance with Item 1115 of Regulation AB under the Securities Act of 1933, as amended, is less than 10%. As provided in the Pool I Swap Agreement, the Pool I Swap Provider may be replaced or may be required to obtain a guarantor if the significance percentage of the Pool I Swap Agreement is 10% or more.

THE POOL I SWAP ADMINISTRATION AGREEMENT

     The Pool I Swap Agreement will be administered by Wells Fargo Bank, N.A. as Swap Administrator pursuant to a swap administration agreement (the "Swap Administration Agreement"). Any Pool I Net Swap Payments made by the Pool I Swap Provider will be distributed in accordance with the Swap Administration Agreement. The Swap Administrator will be required to deposit into the Swap Account an amount equal to any remaining Pool I Current Interest, Pool I Unpaid Interest Amounts, Pool I Net WAC Rate Carryover Amounts, amounts necessary to maintain the applicable Pool I Overcollateralization Target Amount and any Pool I Unpaid Realized Loss Amounts, up to the Pool I Net Swap Payment received by the Swap Administrator from the Pool I Swap Provider. Any amounts received from the Pool I Swap Provider and not distributed to the Pool I Offered Certificates will be distributed to the majority holder of the Class C Certificates or its designee.

     Pool I Net Swap Payments and Pool I Swap Termination Payments (other than any Pool I Swap Termination Payment resulting from a Pool I Swap Provider Trigger Event) payable by the Trust will be deducted from Pool I Available Funds before distributions to Pool I Certificateholders and will first be deposited into the Pool I Swap Account before payment to the Pool I Swap Provider.

     On each Distribution Date, to the extent required, following the distribution of the Pool I Excess Cashflow as described in "--Overcollateralization Provisions for Pool I" and withdrawals from the Pool I Net WAC Rate Carryover Reserve Account as described in "--Pool I Net WAC Rate Carryover Reserve Account", the trust administrator will withdraw from amounts in the Pool I Swap Account to distribute to the Pool I Offered Certificates in the following order of priority:

     first, to the Pool I Swap Provider, any Pool I Net Swap Payment owed to the Pool I Swap Provider pursuant to the Pool I Swap Agreement for such Distribution Date;


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

     second, to the Pool I Swap Provider, any Pool I Swap Termination Payment owed to the Pool I Swap Provider not resulting from a Pool I Swap Provider Trigger Event pursuant to the Pool I Swap Agreement;

     third, concurrently, to each class of Pool I Senior Certificates, the related Pool I Current Interest and Pool I Unpaid Interest Amounts remaining undistributed after the distributions of the Group 1 Interest Remittance Amount and the Group 2 Interest Remittance Amount, on a pro rata basis based on such respective Pool I Current Interest and Pool I Unpaid Interest Amount,

     fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates in that order, the related Pool I Current Interest and Pool I Unpaid Interest Amounts, to the extent remaining undistributed after the distributions of the Group 1 Interest Remittance Amount, the Group 2 Interest Remittance Amount and the Pool I Excess Cashflow;

     fifth, to the holders of the class or classes of Pool I Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Pool I Overcollateralization Target Amount after taking into account distributions made pursuant to clause first under "--Excess Cashflow Distributions" (but only to the extent of cumulative Realized Losses on the pool I mortgage loans);

     sixth, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, in each case up to the related Pool I Allocated Realized Loss Amount for such Distribution Date remaining undistributed after distribution of the Pool I Excess Cashflow;

     seventh, concurrently, to each class of Pool I Senior Certificates, the related Pool I Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions are made from the Pool I Net WAC Rate Carryover Reserve Account, on a pro rata basis based on such respective Pool I Net WAC Rate Carryover Amounts remaining; and

     eighth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, the related Pool I Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions are made from the Pool I Net WAC Rate Carryover Reserve Account.

     Amounts paid pursuant to priorities fifth and sixth above shall only be made to the extent of cumulative Realized Losses on the Pool I Mortgage Loans.

OVERCOLLATERALIZATION PROVISIONS FOR POOL I

     The Pool I Excess Cashflow, if any, on any Distribution Date may be applied as an accelerated distribution of principal of the pool I Offered Certificates, to the limited extent described below. Any such application of Pool I Excess Cashflow to the distribution of Pool I Extra Principal Distribution Amount to the class or classes of pool I certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the pool I mortgage loans. The portion, if any, of the Pool I Available Funds and any Pool I Swap Agreement Payments not required to be distributed to holders of the certificates as described above on any Distribution Date may be distributed to the holders of the Class C Certificates and in any event will not be available on any future Distribution Date to cover Pool I Extra Principal Distribution Amounts, Pool I Unpaid Interest Amounts, Pool I Net WAC Rate Carryover Amounts or Pool I Applied Realized Loss Amounts, as applicable.

     With respect to any Distribution Date, the excess, if any, of (a) the aggregate Pool I Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Certificate Principal Balance of the Pool I Offered Certificates and the Class P Certificates as of that date (after


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

taking into account the distribution of the Pool I Principal Remittance Amount on those certificates on that Distribution Date) is the "POOL I OVERCOLLATERALIZED AMOUNT" as of that Distribution Date. The pooling and servicing agreement requires that the Pool I Excess Cashflow be applied as an accelerated distribution of principal on the Pool I certificates then entitled to receive distributions of principal to the extent that the Pool I Overcollateralization Target Amount exceeds the Pool I Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "POOL I OVERCOLLATERALIZATION DEFICIENCY"). Any amount of Pool I Excess Cashflow actually applied as an accelerated distribution of principal is a "POOL I EXTRA PRINCIPAL DISTRIBUTION AMOUNT." The required level of the Pool I Overcollateralized Amount with respect to a Distribution Date is the "POOL I OVERCOLLATERALIZATION TARGET AMOUNT" and is set forth in the definition of Pool I Overcollateralization Target Amount in the "Glossary of Terms" in this free writing prospectus supplement. As described above, the Pool I Overcollateralization Target Amount may, over time, decrease, subject to certain floors and triggers. If a Pool I Trigger Event occurs, the Pool I Overcollateralization Target Amount may not "step down." Pool I Excess Cashflow will then be applied to the distribution in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that the "POOL I TRIGGER EVENT" (as defined under "Glossary of Terms" in this free writing prospectus supplement) is in effect.

     In the event that a Pool I Overcollateralization Target Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that a Pool I Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the Pool I Offered Certificates on that Distribution Date will be distributed to the holders of the Class C Certificates on that Distribution Date (to the extent not required to pay Pool I Unpaid Interest Amounts, Pool I Net WAC Rate Carryover Amounts or Pool I Applied Realized Loss Amounts to the Pool I Offered Certificates) until the Pool I Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the Pool I Offered Certificates relative to the amortization of the pool I mortgage loans, and of reducing the Pool I Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Pool I Overcollateralized Amount on that Distribution Date over
(b) the Pool I Overcollateralization Target Amount is the "POOL I EXCESS OVERCOLLATERALIZED AMOUNT" with respect to that Distribution Date. If, on any Distribution Date, the Pool I Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Pool I Overcollateralized Amount is or would be greater than the Pool I Overcollateralization Target Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the Pool I Offered Certificates on that Distribution Date will instead be distributed to the holders of the Class C Certificates (to the extent not required to pay Pool I Unpaid Interest Amounts, Pool I Net WAC Rate Carryover Amounts or Pool I Applied Realized Loss Amounts, as applicable, to the Pool I Offered Certificates) in an amount equal to the lesser of (x) the Pool I Excess Overcollateralized Amount and (y) the Pool I Excess Cash Flow (referred to as the "POOL I OVERCOLLATERALIZATION RELEASE AMOUNT" for that Distribution Date).

PRIORITY OF DISTRIBUTIONS AMONG THE POOL II CERTIFICATES

     As more fully described in this free writing prospectus supplement, distributions on the pool II certificates will be made on each Distribution Date from the Pool II Available Funds and will be made to the classes of pool II certificates in the following order of priority:

     (a) to interest on each class of pool II certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal for Pool II;"

     (b) to principal on the classes of pool II certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal for Pool II," and

     (c) to deposit into the Pool II Net WAC Rate Carryover Reserve Account to cover any Pool II Net WAC Rate Carryover Amount and then to be released to the Class SL-C Certificates, subject to certain limitations set forth below under "--Distributions of Interest and Principal for Pool II.""

     In addition, as more fully described in this free writing prospectus, distributions on the pool II certificates will be made from the Pool II Swap Account in the order and subject to the priorities set forth below under "-Distributions of Interest and Principal for Pool II- Pool II Swap Administration Agreement."

DISTRIBUTIONS OF INTEREST AND PRINCIPAL FOR POOL II

     On each Distribution Date, the trust administrator will be required to make the disbursements and transfers from the Pool II Available Funds then on deposit in the distribution account specified below in the following order of priority:

Interest Distributions

     On each Distribution Date, the Pool II Interest Remittance Amount for such Distribution Date will be distributed in the following manner:

     I. first, to the holders of the Class SL-A Certificates, the Current Interest and the Unpaid Interest Amount, if any, for such class; and

     II. second, to the holders of the Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8, Class SL-M9 and the Class SL-B1 Certificates, the related Current Interest and the Unpaid Interest Amounts for each such class, if any.

Principal Distributions

1. On each Distribution Date (a) prior to the Pool II Stepdown Date or (b) if a Pool II Trigger Event is in effect:

     I. Distributions of principal to the extent of the Pool II Principal Distribution Amount will be distributed in the following amounts and order of priority:

          (i) First, to the holders of the Class SL-A Certificates, until the Certificate Principal Balance thereof is reduced to zero;

          (ii) Second, to the holders of the Class SL-M1 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;

          (iii) to the holders of the Class SL-M2 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the holders of the Class SL-M3 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;

          (v) to the holders of the Class SL-M4 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;

          (vi) to the holders of the Class SL-M5 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;

          (vii) to the holders of the Class SL-M6 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;

          (viii) to the holders of the Class SL-M7 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;


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

          (ix) to the holders of the Class SL-M8 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero;

          (x) to the holders of the Class SL-M9 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero; and

          (xi) to the holders of the Class SL-B1 Certificates, the Principal Distribution Amount remaining until the Certificate Principal Balance thereof has been reduced to zero.

2. On each Distribution Date, on or after the Pool II Stepdown Date and if a Pool II Trigger Event is not in effect, distributions of principal to the extent of the Pool II Principal Distribution Amount will be distributed in the following amounts and order of priority:

     I. to the holders of the Class SL-A Certificates, the Class SL-A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     II. to the holders of the Class SL-M1 Certificates, the Class SL-M1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

     III. to the holders of the Class SL-M2 Certificates, the Class SL-M2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

     IV. to the holders of the Class SL-M3 Certificates, the Class SL-M3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     V. to the holders of the Class SL-M4 Certificates, the Class SL-M4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     VI. to the holders of the Class SL-M5 Certificates, the Class SL-M5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     VII. to the holders of the Class SL-M6 Certificates, the Class SL-M6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     VIII. to the holders of the Class SL-M7 Certificates, the Class SL-M7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     IX. to the holders of the Class SL-M8 Certificates, the Class SL-M8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     X. to the holders of the Class SL-M9 Certificates, the Class SL-M9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

     XI. to the holders of the Class SL-B1 Certificates, the Class SL-B1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Excess Cashflow Distributions

     On each Distribution Date, the Pool II Excess Cashflow, if any, will be distributed as follows:

          (i) to the Servicer, Trustee, Master Servicer or Trust Administrator any amounts to which such persons are entitled under the pooling and servicing agreement to the extent such amounts have not otherwise been paid or reimbursed;


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

          (ii) to the holders of the class or classes of pool II certificates then entitled to receive distributions in respect of principal, in an amount equal to any Pool II Overcollateralization Increase Amount, distributable to such holders as part of the Pool II Principal Distribution Amount, according to the principal distribution priority in effect for such Distribution Date;

          (iii) to the holders of the Class SL-M1 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such Certificates;

          (iv) to the holders of the Class SL-M1 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (v) to the holders of the Class SL-M2 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such Certificates;

          (vi) to the holders of the Class SL-M2 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (vii) to the holders of the Class SL-M3 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such class;

          (viii) to the holders of the Class SL-M3 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (ix) to the holders of the Class SL-M4 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such class;

          (x) to the holders of the Class SL-M4 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (xi) to the holders of the Class SL-M5 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such class;

          (xii) to the holders of the Class SL-M5 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (xiii) to the holders of the Class SL-M6 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such class;

          (xiv) to the holders of the Class SL-M6 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (xv) to the holders of the Class SL-M7 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such class;

          (xvi) to the holders of the Class SL-M7 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (xvii) to the holders of the Class SL-M8 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such class;

          (xviii) to the holders of the Class SL-M8 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (xix) to the holders of the Class SL-M9 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such class;

          (xx) to the holders of the Class SL-M9 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (xxi) to the holders of the Class SL-B1 Certificates, in an amount equal to the Pool II Unpaid Interest Amount allocable to such Certificates;

          (xxii) to the holders of the Class SL-B1 Certificates, in an amount equal to the Pool II Applied Realized Loss Amount allocable for such class and Distribution Date;

          (xxiii) to the Pool II Net WAC Rate Carryover Reserve Account, the Pool II Net WAC Rate Carryover Amounts, without taking into account amounts, if any, received under the Pool II Swap Agreement, in respect of amounts otherwise distributable to the Class SL-C Certificates for such Distribution Date distributed in the following order of priority:

               (a) to the Class SL-A Certificates, its related Pool II Net WAC Rate Carryover Amount; and

               (b) sequentially, to the holders of the Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8, Class SL-M9, and Class SL-B1 Certificates, their related Pool II Net WAC Rate Carryover Amounts;

          (xxiv) to the holders of the Class SL-B1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

          (xxv) to the Pool II Swap Provider, from amounts otherwise distributable to the Class SL-C Certificates, any Pool II Swap Termination Payment owed to the Pool II Swap Provider due to a Swap Provider Trigger Event pursuant to the Pool II Swap Agreement;

          (xxvi) to the Class SL-C Certificates, those amounts as set forth in the pooling and servicing agreement; and

          (xxvii) to the holders of the Class R and Class RX Certificates, any remaining amounts as set forth in the pooling and servicing agreement.

     If on any Distribution Date, after giving effect to all distributions of principal as described above, the aggregate Certificate Principal Balance of the Pool II Offered Certificates exceeds the aggregate Stated Principal Balance of the Pool II mortgage loans for that Distribution Date, the Certificate Principal Balances of the Pool II Subordinate Certificates will be reduced, in reverse order of seniority by an amount equal to that excess, until that Certificate Principal Balance is reduced to zero. That reduction is referred to as a "POOL II APPLIED REALIZED LOSS AMOUNT." In the event Pool II Applied Realized Loss Amounts are allocated to any class of Pool II Subordinate Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no funds (other than as described in "Excess Cashflow Distributions" or "Pool II Swap Administration Agreement" herein or in the event of Subsequent Recoveries as described below) will be distributable with respect to the written down amounts or with respect to interest or Pool II Net WAC Rate Carryover Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. No Pool II Applied Realized Loss Amounts will be allocated to the Pool II Senior Certificates.

     In the event that the servicer ultimately recovers an amount in respect of a liquidated pool II mortgage loan with respect to which a realized loss has occurred (any such amount, a "SUBSEQUENT RECOVERY" with respect to such liquidated mortgage loan), such Subsequent Recovery will be distributed in accordance with the distribution priorities with respect to principal described under "Description of the Certificates--Distribution of Interest and Principal for Pool II" in this free writing prospectus supplement and the Certificate Principal Balance of any class of Pool II Subordinate Certificates that has been reduced by a Pool II Applied Realized Loss Amount will be increased, in direct order of seniority, by the lesser of (a) the amount of such Subsequent Recovery and (b) the aggregate unreimbursed Pool II Applied Realized Loss Amount applicable to such class.

     On any Distribution Date, any shortfalls with respect to the pool II mortgage loans resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls with respect to the pool II mortgage loans not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this free writing prospectus supplement) will be allocated as a reduction to the accrued certificate interest for the Pool II Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Such reduced accrued interest will be distributed as Current Interest for each class of Pool II Offered Certificates. THE HOLDERS OF THE POOL II OFFERED CERTIFICATES WILL NOT BE ENTITLED TO REIMBURSEMENT FOR THE ALLOCATION OF ANY OF THE SHORTFALLS NOT COVERED BY COMPENSATING INTEREST.

Prepayment Penalty Distributions

     On each Distribution Date, the trust administrator is required to distribute all amounts representing Prepayment Premiums received by it from the servicer in respect of the pool II mortgage loans received during the related Prepayment Period as follows:

     I. to the holders of the Class SL-B1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

     II. to the holders of the Class SL-C Certificates as provided in the pooling and servicing agreement.

CALCULATION OF ONE-MONTH LIBOR FOR POOL II

     On each LIBOR Determination Date, the trust administrator will determine One-Month LIBOR for the next Interest Accrual Period for the Pool II Offered Certificates. The determination of One-Month LIBOR by the trust administrator and the trust administrator's calculation of the rate of interest applicable to the Offered Certificates for the related Interest Accrual Period will (in the absence of manifest error) be final and binding. Notwithstanding the foregoing, the One-Month LIBOR Index for the Pool II Offered Certificates for the first Interest Accrual Period will be [___]%.

POOL II NET WAC RATE CARRYOVER RESERVE ACCOUNT

     The "POOL II NET WAC RATE CARRYOVER PAYMENT" for any Distribution Date will be the aggregate of the Pool II Net WAC Rate Carryover Amounts for that date. On any Distribution Date, if there are undistributed Pool II Net WAC Rate Carryover Amounts from prior Distribution Dates or the Pass-through Rate for any class of Pool II Certificates is based upon the Pool II Net WAC Rate, then the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-through Rate not been subject to the Pool II Net WAC Rate, over (ii) the amount of interest that class of certificates received on that Distribution Date based on the Pool II Net WAC Rate and (y) the unpaid portion of any such excess described in clause
(x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-through Rate on that class of certificates, without giving effect to such Pool II Net WAC Rate) is the "POOL II NET WAC RATE CARRYOVER AMOUNT" for those classes of certificates.

     Any Pool II Net WAC Rate Carryover Amount on any class of Offered Certificates will be distributed on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Pool II Net WAC Rate Carryover Reserve Account, including any Pool II Swap Agreement Payments with respect to such class of certificates and such Distribution Date (each as described in this free writing prospectus supplement). In the event any class of


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certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Pool II Net WAC Rate Carryover Amounts for that class of certificates.

     On each Distribution Date, the trust administrator will withdraw from amounts in the Pool II Net WAC Rate Carryover Reserve Account to distribute to the Pool II Offered Certificates any Pool II Net WAC Rate Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the Pool II Net WAC Rate Carryover Reserve Account: (i) first, to the Class SL-A Certificates, the related Pool II Net WAC Rate Carryover Amount, and (ii) second, sequentially, to the Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8, Class SL-M9 and Class SL-B1 Certificates, in that order, the related Pool II Net WAC Rate Carryover Amount for such class and Distribution Date.

     In the event the Certificate Principal Balances of the Pool II Offered Certificates are permanently reduced because of Pool II Applied Realized Loss Amounts (and are not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Pool II Net WAC Rate Carryover Amounts on the written down amounts related to that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. The ratings on the Pool II Offered Certificates do not address the likelihood of the distribution of any Pool II Net WAC Rate Carryover Amount.

     Pursuant to the pooling and servicing agreement, an account (referred to as the "POOL II NET WAC RATE CARRYOVER RESERVE ACCOUNT" and which may be a subaccount of a single account) will be established, which is held in trust, as part of the trust fund, by the trust administrator. The Pool II Net WAC Rate Carryover Reserve Account will not be an asset of any REMIC. Holders of the Pool II Offered Certificates will be entitled to receive distributions from the Pool II Net WAC Rate Carryover Reserve Account pursuant to the pooling and servicing agreement in an amount equal to any Pool II Net WAC Rate Carryover Amount for that class of certificates. Holders of the Pool II Offered Certificates will also be entitled to receive Pool II Swap Agreement Payments, if any, deposited into the Pool II Net WAC Rate Carryover Reserve Account with respect to any Distribution Date, to the extent necessary to cover any Pool II Net WAC Rate Carryover Amounts on the related Pool II Offered Certificates. The Pool II Net WAC Rate Carryover Reserve Account is required to be funded with any Pool II Swap Agreement Payments and Pool II Excess Cashflow that would otherwise be distributed to the Class SL-C Certificates. With respect to any Distribution Date, Pool II Swap Agreement Payments received in excess of any Pool II Net WAC Carryover Amounts on the Certificates may be distributed to the Class SL-C Certificates. Any distribution by the trust administrator from amounts in the Pool II Net WAC Rate Carryover Reserve Account is required to be made on the applicable Distribution Date.

THE POOL II SWAP AGREEMENT

     On the Closing Date, the trust administrator, on behalf of the Issuing Entity will enter into an interest rate swap agreement (the "POOL II SWAP AGREEMENT") with Bear Stearns Financial Products Inc. (the "POOL II SWAP PROVIDER"). On each Distribution Date, Wells Fargo Bank, N.A., as Swap Administrator pursuant to a Swap Administration Agreement (as further described below), will deposit into a segregated trust account (the "POOL II SWAP ACCOUNT" and which may be a subaccount of a single account) certain amounts, if any, received from the Pool II Swap Provider from which distributions in respect of any remaining Pool II Current Interest, Pool II Unpaid Interest Amounts, Pool II Net WAC Rate Carryover Amounts, amounts necessary to maintain the applicable Pool II Overcollateralization Target Amount and any Pool II Unpaid Realized Loss Amounts will be made. The Pool II Swap Account will be an asset of the Trust but not of any REMIC.

     Under the Pool II Swap Agreement, on or prior to each Distribution Date, the Issuing Entity will be obligated to pay to the Pool II Swap Provider from amounts available therefor pursuant to the pooling and servicing agreement, a fixed amount equal to the product of (x) the fixed payment rate for the related Distribution Date as set forth on Annex I, (y) the Pool II Adjusted Swap Notional Balance for that Distribution Date and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the


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denominator of which is 360 (the "POOL II FIXED SWAP PAYMENT"), and the Pool II
Swap Provider will be obligated to pay to the Issuing Entity a floating amount equal to the product of (x) one-month LIBOR (as determined pursuant to the Pool II Swap Agreement), (y) the Pool II Adjusted Swap Notional Balance for that Distribution Date and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360. A net payment will be required to be made on each Distribution Date (each such net payment, a "POOL II NET SWAP PAYMENT") (a) by the Issuing Entity, to the Pool II Swap Provider, to the extent that the fixed amount exceeds the corresponding floating amount, plus any such amounts that remain unpaid from prior Distribution Dates, or (b) by the Issuing Entity to the Pool II Swap Provider to the extent that the floating amount exceeds the corresponding fixed amount. Pool II Net Swap Payments will be effected by the Swap Administrator through the Swap Account pursuant to the Swap Administration Agreement. See "--The Swap Administration Agreement" below.

     The "POOL II ADJUSTED SWAP NOTIONAL BALANCE" with respect to each Distribution Date is the lesser of (a) the Pool II Scheduled Maximum Swap Notional Amount for the related Distribution Date multiplied by 250 and (b) the aggregate Certificate Principal Balance of the Pool II Certificates (other than the Class SL-B1 Certificates) for such Distribution Date. The "POOL II SCHEDULED MAXIMUM SWAP NOTIONAL AMOUNT" for any Distribution Date will be set forth on Annex I (which will be substantially the same schedule attached to the Pool II Swap Agreement). The Pool II Swap Agreement will terminate immediately following the Distribution Date in August 2012 unless terminated earlier upon the occurrence of a Pool II Swap Default, a Pool II Early Termination Event or a Pool II Additional Termination Event (each as defined below).

     The respective obligations of the Pool II Swap Provider and the Issuing Entity to pay specified amounts due under the Pool II Swap Agreement will be subject to the following conditions precedent: (1) no Pool II Swap Default or event that with the giving of notice or lapse of time or both would become a Pool II Swap Default, in each case, in respect of the other party, shall have occurred and be continuing with respect to the Pool II Swap Agreement and (2) no "Early Termination Date" (as defined in the Pool II Swap Agreement) has occurred or been effectively designated with respect to the Pool II Swap Agreement.

     "Events of Default" under the Pool II Swap Agreement (each a "POOL II SWAP DEFAULT") will include the following events of default: failure to pay or deliver, bankruptcy, and merger without assumption (but only with respect to the Pool II Swap Provider), each as described in the Pool II Swap Agreement.

     "Termination Events" under the Pool II Swap Agreement (each a "POOL II TERMINATION EVENT") will include the following: illegality (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Pool II Swap Agreement), a tax event (which generally relates to either party to the Pool II Swap Agreement receiving a payment under the Pool II Swap Agreement from which an amount has been deducted or withheld for or on account of taxes), and a tax event upon merger (solely with respect to the Pool II Swap Provider as merging party) (which generally relates to the Pool II Swap Provider's receiving a payment under the Pool II Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger), each as described in the Pool II Swap Agreement.

     In addition, there are "Additional Termination Events" (as defined in the Pool II Swap Agreement) including if, pursuant to the terms of the pooling and servicing agreement, the Servicer exercises the option to purchase the mortgage loans. With respect to the Pool II Swap Provider, an Additional Termination Event will occur if the Pool II Swap Provider fails to comply with the Downgrade Provisions (as defined below).

     Upon the occurrence of any Pool II Swap Default under the Pool II Swap Agreement, the non-defaulting party will have the right to designate an Pool II Early Termination Date. With respect to Pool II Termination Events (including Additional Termination Events), a Pool II Early Termination Date may be designated by one of the parties (as specified in the Pool II Swap Agreement) and will occur only after notice has been given of the Pool II Termination Event, all as set forth in the Pool II Swap Agreement. The occurrence of a Pool II Early Termination Date under the Pool II Swap Agreement will constitute a "POOL II SWAP EARLY TERMINATION."

     Upon any Pool II Swap Early Termination, the Issuing Entity or the Pool II Swap Provider may be liable to make a termination payment (the "POOL II SWAP TERMINATION PAYMENT") (regardless of which of the parties has caused the termination). The Pool II Swap Termination Payment will be based on the value of the Pool II Swap Agreement computed in accordance with the procedures set forth in the Pool II Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Pool II Swap Provider under the remaining scheduled term of the Pool II Swap Agreement. In the event that the Issuing Entity is required to make a Pool I Swap Termination Payment, that payment will be paid from the Issuing Entity on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally prior to distributions to Certificateholders from collections on the mortgage loans.

     Upon a Pool II Swap Early Termination, the Trust Administrator, at the direction of the Depositor, will seek a replacement swap provider to enter into a replacement Pool II Swap Agreement or similar agreement. To the extent the Issuing Entity receives a Pool II Swap Termination Payment from the Pool II Swap Provider, the Trust Administrator will apply, as set forth in the Swap Administration Agreement, all or such portion of such Pool II Swap Termination Payment as may be required to the payment of amounts due to a replacement swap provider under a replacement Pool II Swap Agreement or similar agreement. Furthermore, to the extent the Issuing Entity is required to pay a Pool II Swap Termination Payment to the Pool II Swap Provider, the Issuing Entity will apply all or a portion of such amount received from a replacement swap provider upon entering into a replacement Pool II Swap Agreement or similar agreement to the Pool II Swap Termination Payment amount owing to the Pool II Swap Provider.

     A Pool II Swap Termination Payment that is triggered upon: (i) an Event of Default under the Pool II Swap Agreement with respect to which the Pool II Swap Provider is a Defaulting Party (as defined in the Pool II Swap Agreement), (ii) a Termination Event under the Pool II Swap Agreement with respect to which the Pool II Swap Provider is the sole Affected Party (as defined in the Pool II Swap Agreement) or (iii) an Additional Termination Event under the Pool II Swap Agreement with respect to which the Pool II Swap Provider is the sole Affected Party, will be a "POOL II SWAP PROVIDER TRIGGER EVENT."

     If the Pool II Swap Provider's long-term credit ratings fall below the levels specified in the Pool II Swap Agreement, the Pool II Swap Provider will be required, subject to the Rating Agency Condition (as defined in the Pool II Swap Agreement) to (1) post collateral securing its obligations under the Pool II Swap Agreement, (2) obtain a substitute Pool II Swap Provider acceptable to the Rating Agencies that will assume the obligations of the Pool II Swap Provider under the Pool II Swap Agreement, (3) obtain a guaranty or contingent agreement of the Pool II Swap Provider's obligations under the Pool II Swap Agreement from another person acceptable to the Rating Agencies or (4) establish any other arrangement sufficient to restore the credit rating of the Pool II Senior and Pool II Subordinate Certificates, all as provided in the Pool II Swap Agreement (such provisions, the "DOWNGRADE PROVISIONS").

     The Issuing Entity will not be subject to any gross-up on its payments to the Pool II Swap Provider on account of any tax withholding.

THE POOL II SWAP PROVIDER

     The information set forth in the following paragraph has been provided by the Pool II Swap Provider.

     Bear Stearns Financial Products Inc. ("BSFP"), will be the Pool II Swap Provider. BSFP, a Delaware corporation, is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies, Inc. BSFP engages in a wide array of over-the-counter interest rate, currency, and equity derivatives, typically with counterparties who require a highly rated derivative provider. As of the date of this free writing prospectus, BSFP has a ratings classification of "AAA" from Standard & Poor's and "Aaa" from Moody's Investors Service. BSFP will provide upon request, without charge, to each person to whom this prospectus supplement is delivered, a copy of (i) the ratings analysis from each of Standard & Poor's and Moody's Investors Service evidencing those respective ratings or (ii) the most recent audited annual financial statements of BSFP. Request for information should be directed to the DPC Manager of Bear Stearns Financial Products Inc. at (212) 272-4009 or in writing at 383 Madison Avenue, 36th Floor, New York, New York 10179. BSFP is an affiliate of Bear, Stearns & Co. Inc.

     The "significance percentage" of each of the Pool II Swap Agreement as calculated in accordance with Item 1115 of Regulation AB under the Securities Act of 1933, as amended, is less than 10%. As provided in the Pool II Swap Agreement, the Pool II Swap Provider may be replaced or may be required to obtain a guarantor if the significance percentage of the Pool II Swap Agreement is 10% or more.

SWAP ADMINISTRATION AGREEMENT - POOL II SWAP AGREEMENT PAYMENTS

     The Pool II Swap Agreement will be administered by Wells Fargo Bank, N.A. as Swap Administrator pursuant to the Swap Administration Agreement. Any Pool II Net Swap Payments made by the Pool II Swap Provider will be distributed in accordance with the Swap Administration Agreement. The Swap Administrator will be required to deposit into the Swap Account an amount equal to any remaining Pool II Current Interest, Pool II Unpaid Interest Amounts, Pool II Net WAC Rate Carryover Amounts, amounts necessary to maintain the applicable Pool II Overcollateralization Target Amount and any Pool II Unpaid Realized Loss Amounts, up to the Pool II Net Swap Payment received by the Swap Administrator from the Pool II Swap Provider. Any amounts received from the Pool II Swap Provider and not distributed to the Pool II Offered Certificates will be distributed to the majority holder of the Class SL-C Certificates or its designee.

     Pool II Net Swap Payments and Pool II Swap Termination Payments (other than any Pool II Swap Termination Payment resulting from a Pool II Swap Provider Trigger Event) payable by the Trust will be deducted from Pool II Available Funds before distributions to Pool II Certificateholders and will first be deposited into the Pool II Swap Account before payment to the Pool II Swap Provider.

     On each Distribution Date, to the extent required, following the distribution of the Pool II Excess Cashflow as described in "--Overcollateralization Provisions for Pool II" and withdrawals from the Pool II Net WAC Rate Carryover Reserve Account as described in "Pool II Net WAC Rate Carryover Reserve Account", the trust administrator will withdraw from amounts in the Pool II Swap Account to distribute to the Pool II Offered Certificates in the following order of priority:

     first, to the Pool II Swap Provider, any Pool II Net Swap Payment owed to the Pool II Swap Provider pursuant to the Pool II Swap Agreement for such Distribution Date;

     second, to the Pool II Swap Provider, any Pool II Swap Termination Payment owed to the Pool II Swap Provider not resulting from a Pool II Swap Provider Trigger Event pursuant to the Pool II Swap Agreement;

     third, concurrently, to the Pool II Senior Certificates, the related Pool II Current Interest and Pool II Unpaid Interest Amounts remaining undistributed after the distributions of the Pool II Interest Remittance Amount, fourth, sequentially, to the Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8, Class SL-M9 and Class SL-B1 Certificates in that order, the related Pool II Current Interest and Pool II Unpaid Interest Amounts, to the extent remaining undistributed after the distributions of the Pool II Interest Remittance Amount and the Pool II Excess Cashflow;

     fifth, to the holders of the Pool II Certificates, in an amount necessary to maintain the applicable Pool II Overcollateralization Target Amount after taking into account distributions made pursuant to clause first under "--Pool II Excess Cashflow Distributions" (but only to the extent of cumulative Realized Losses on the pool II mortgage loans);

     sixth, sequentially to the Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8, Class SL-M9 and Class SL-B1 Certificates, in that order, in each case up to the related Pool II Allocated Realized Loss Amount for such Distribution Date remaining undistributed after distribution of the Pool II Excess Cashflow;

     seventh, to the holders of the Pool II Senior Certificates, the related Pool II Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions are made from the Pool II Net WAC Rate Carryover Reserve Account; and

     eighth, sequentially, to the Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8 and Class SL-M9 Certificates, in that order, the related Pool II Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions are made from the Pool II Net WAC Rate Carryover Reserve Account.

     Amounts paid pursuant to priorities fifth and sixth above shall only be made to the extent of cumulative Realized Losses on the pool II mortgage loans.

OVERCOLLATERALIZATION PROVISIONS FOR POOL II

     The Pool II Excess Cashflow, if any, on any Distribution Date may be applied as an accelerated distribution of principal of the Pool II Offered Certificates, to the limited extent described below. Any such application of Pool II Excess Cashflow to the distribution of Pool II Extra Principal Distribution Amount to the class or classes of Pool II Certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the pool II mortgage loans. The portion, if any, of the Pool II Available Funds and any Pool II Swap Agreement Payments not required to be distributed to holders of the certificates as described above on any Distribution Date may be distributed to the holders of the Class SL-C Certificates and in any event will not be available on any future Distribution Date to cover Pool II Extra Principal Distribution Amounts, Pool II Unpaid Interest Amounts, Pool II Net WAC Rate Carryover Amounts or Pool II Applied Realized Loss Amounts, as applicable.

     With respect to any Distribution Date, the excess, if any, of (a) the aggregate Pool II Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Certificate Principal Balance of the Pool II Offered Certificates as of that date (after taking into account the distribution of the Pool II Principal Remittance Amount on those certificates on that Distribution Date) is the "POOL II OVERCOLLATERALIZED AMOUNT" as of that Distribution Date. The pooling and servicing agreement requires that the Pool II Excess Cashflow be applied as an accelerated distribution of principal on the Pool II Certificates then entitled to receive distributions of principal to the extent that the Pool II Overcollateralization Target Amount exceeds the Pool II Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "POOL II OVERCOLLATERALIZATION DEFICIENCY"). Any amount of Pool II Excess Cashflow actually applied as an accelerated distribution of principal is a "POOL II EXTRA PRINCIPAL DISTRIBUTION AMOUNT." The required level of the Pool II Overcollateralized Amount with respect to a Distribution Date is the "POOL II OVERCOLLATERALIZATION TARGET AMOUNT" and is set forth in the definition of Pool II Overcollateralization Target Amount in the "Glossary of Terms" in this free writing prospectus supplement. As described above, the Pool II Overcollateralization Target Amount may, over time, decrease, subject to certain floors and triggers. If a Pool II Trigger Event occurs, the Pool II Overcollateralization Target Amount may not "step down." Pool II Excess Cashflow will then be applied to the distribution in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that the "POOL II TRIGGER EVENT" (as defined under "Glossary of Terms" in this free writing prospectus supplement) is in effect.

     In the event that a Pool II Overcollateralization Target Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that a Pool II Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the Pool II Offered Certificates on that Distribution Date will be distributed to the holders of the Class SL-C Certificates on that Distribution Date (to the extent not required to pay Pool II Unpaid Interest Amounts, Pool II Net WAC Rate Carryover Amounts or Pool II Applied Realized Loss Amounts to the Pool II Offered Certificates) until the Pool II Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the Pool II Offered Certificates relative to the amortization of the pool II mortgage loans, and of reducing the Pool II Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Pool II Overcollateralized Amount on that Distribution Date over (b) the Pool II Overcollateralization Target Amount is the "POOL II EXCESS OVERCOLLATERALIZED AMOUNT" with respect to that Distribution Date. If, on any Distribution Date, the Pool II Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Pool II Overcollateralized Amount is or would be greater than the Pool II Overcollateralization Target Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the Pool II Offered Certificates on that Distribution Date will instead be distributed to the holders of the Class SL-C Certificates (to the extent not required to pay Pool II Unpaid Interest Amounts, Pool II Net WAC Rate Carryover Amounts or Pool II Applied Realized Loss Amounts, as applicable, to the Pool II Offered Certificates) in an amount equal to the lesser of (x) the Pool II Excess Overcollateralized Amount and (y) the Pool II Excess Cash Flow (referred to as the "POOL II OVERCOLLATERALIZATION RELEASE AMOUNT" for that Distribution Date).

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date the trust administrator will prepare and make available to the depositor and each holder of an Offered Certificate a distribution report, based solely on information provided to the trust administrator by the servicer and the Swap Providers, containing information, including, without limitation, the amount of the distribution on such Distribution Date, the amount of such distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of each class as of such Distribution Date and such other information as required by the pooling and servicing agreement.

     The trust administrator will make the monthly distribution report available via the trust administrator's internet website. The trust administrator's website will initially be located at http://www.ctslink.com and assistance in using the website can be obtained by calling the trust administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The trust administrator will have the right to change the way the monthly statements to certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the trust administrator shall provide timely and adequate notification to all above parties regarding any such changes. The trust administrator will not be liable for the dissemination of information in accordance with the pooling and servicing agreement.

     The trust administrator will also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly distribution report and may affix to that report any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party).

THE OTHER CERTIFICATES

     The Class C, Class SL-C, Class P, Class R and Class RX Certificates will initially be transferred to the sponsor as part of the purchase price for the Pool I mortgage loans and Pool II mortgage loans pursuant to the Mortgage Loan Purchase Agreement. The sponsor intends to transfer the Class C and Class P Certificates to an affiliate in connection with the issuance of net interest margin or "NIM" securities. NIM securities generally are securities that pay principal and interest out of the excess cash flow payable on the Class C Certificates and the distribution of prepayment premiums on the Class P Certificates. The issuer of the NIM Securities is expected to be a Delaware statutory trust, the equity of which will be owned by the Sponsor or an affiliate, or an off-shore corporation, that will provide for the return of the Class C and Class P Certificates to the sponsor or and affiliate upon the payment in full of the NIM Securities. No interest in the NIM Securities are being offered hereby. The sponsor may retain or sell the Class SL-C, Class R and Class RX certificates to third parties in privately negotiated transactions.

                      THE MORTGAGE LOAN PURCHASE AGREEMENT

GENERAL

     Pursuant to the mortgage loan purchase agreement, the sponsor will sell, transfer, assign, set over and otherwise convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after the Cut-off Date, without recourse, to the depositor on the closing date. Such transfer will convey all right, title and interest in and to (a) principal outstanding as of the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the Cut-off Date; provided, however, that the sponsor will not convey to the depositor, and will retain all of its right, title and interest in and to
(x) principal due on each mortgage loan on or prior to the Cut-off Date and principal prepayments in full and curtailments (i.e., partial prepayments), received on each such mortgage loan on or prior to the Cut-off Date and (y) interest due and accrued on each mortgage loan on or prior to the Cut-off Date.

DELIVERY OF MORTGAGE LOAN DOCUMENTS

     See "Sale and Servicing of the Trust Assets--Delivery of Mortgage Loan Documents" in the prospectus.

REPRESENTATIONS AND WARRANTIES RELATING TO THE MORTGAGE LOANS

     Pursuant to the mortgage loan purchase agreement, the originator will make certain representations and warranties with respect to each mortgage loan, as of the closing date (or such other date as may be expressly set forth below). These representations and warranties are set forth in the prospectus section entitled "Sale and Servicing of the Trust Assets--Representations and Warranties."

     Pursuant to the mortgage loan purchase agreement, upon the discovery by any of the originator, a certificateholder, the servicer, the master servicer, the depositor, agent, the trustee or the trust administrator that any of the representations and warranties contained in the mortgage loan purchase agreement have been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach will be required to give prompt written notice to the other parties. Subject to certain provisions of the mortgage loan purchase agreement, within sixty (60) days of the earlier to occur of the originator's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the originator will be required to:

-    promptly cure such breach in all material respects,

- remove from the applicable mortgage pool each mortgage loan which has given rise to the requirement for action by the originator, substitute one or more Substitute Mortgage Loans into the related mortgage loan pool and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon, of the replaced mortgage loans as of the date of substitution, deliver to the Issuing Entity on such Distribution Date the amount of such shortfall (provided that such substitution occurs within two years after the closing date), or

- purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or trustee in connection with the mortgage loan or the purchase, plus costs and damages incurred in connection with violation of predatory or abusive lending laws.

     Notwithstanding the foregoing, pursuant to the terms of the mortgage loan purchase agreement, in the event of discovery by any party to the mortgage loan purchase agreement (a) that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the mortgage loan purchase agreement or (b) of a breach of the representations and warranties listed as number (24), (25), (26), (27) or (28) in the prospectus section entitled "Sale and Servicing of the Trust Assets--Representations and Warranties" the originator will be required to repurchase the related mortgage loan at the purchase price within sixty days of such discovery or receipt of notice. The purchase price with respect to such mortgage loan will be required to be deposited into the distribution account for the related mortgage pool on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for the related mortgage loan pool for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

     In addition, the originator is obligated to indemnify the depositor, the servicer, the master servicer, the trust administrator, the Issuing Entity and the trustee for any third-party claims arising out of a breach by the originator of representations or warranties regarding the mortgage loans. The obligations of the originator to cure such breach or to substitute or purchase any mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the servicer, the master servicer, the trustee, the trust administrator and the depositor.

                       THE POOLING AND SERVICING AGREEMENT

GENERAL

     Pursuant to the pooling and servicing agreement dated as of August 1, 2006, among the depositor, the servicer, the master servicer, the trustee and the trust administrator, the depositor will sell, without recourse, to the Issuing Entity, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due on or after, the close of business on the Cut-off Date. Fremont will service the mortgage loans pursuant to the pooling and servicing agreement. In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans.

PAYMENTS ON THE MORTGAGE LOANS

     The pooling and servicing agreement provides that the servicer is required to establish and maintain a collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

     The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the pool I mortgage loans or pool II mortgage loans after the Cut-off Date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring on or prior to the Cut-off Date:

- all payments on account of principal, including prepayments of principal on the mortgage loans;

- all payments on account of interest, net of the servicing fee, on the mortgage loans;

- all Insurance Proceeds to the extent such Insurance Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices, and all Condemnation Proceeds and Liquidation Proceeds;

- all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement; and

- any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

     The trust administrator will be obligated to set up a distribution account, which may include subaccounts for each mortgage loan pool, with respect to the certificates related to such mortgage loan pool into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date.

     The funds required to be remitted by the servicer on each Servicer Remittance Date will be equal to the sum, without duplication, of:

- all collections of scheduled principal and interest on the mortgage loans for each mortgage loan pool received by the servicer on or prior to the related Determination Date;

- all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the servicer during the related Prepayment Period;

- all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans for each mortgage loan pool on the related due date but not received by the related Determination Date; and

- any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement;

but excluding the following:

     (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

     (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

     (c) for such Servicer Remittance Date, the combined aggregate servicing fee for the pool I mortgage loans and the pool II mortgage loans;

     (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

     (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

     (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

     (g) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the pooling and servicing agreement; and

     (h) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

     The amounts described in clauses (a) through (h) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date. Verification of transaction activity in the collection account will be addressed by the annual statement of compliance and annual assessment and attestation in accordance with the terms and conditions of the pooling and servicing agreement.

SERVICING FEES, MASTER SERVICING COMPENSATION, OTHER COMPENSATION AND PAYMENT OF EXPENSES

     As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan serviced by it to the servicing fee (the "SERVICING FEE"), which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The Servicing Fee is an amount equal to interest at one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of such mortgage loan. The "SERVICING FEE RATE" with respect to each mortgage loan will be 0.50% per annum. In addition, the servicer is entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees or similar items (other than Prepayment Premiums). The servicer is also entitled to withdraw from the collection account or any related escrow account any net interest or other income earned on deposits in the collection account or escrow accounts, as the case may be. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses, except as specifically provided in the pooling and servicing agreement. The principal compensation to be paid to the master servicer in respect of its obligations under the pooling and servicing agreement will be equal to certain investment earnings on the amounts on deposit in the distribution accounts and a monthly fee (the "MASTER SERVICING FEE") in an amount equal to one-twelfth of the master servicing fee rate (without regard to the words "per annum" in the definition thereof) multiplied by the aggregate principal balance of the mortgage loans as of the first day of the related Due Period. The master servicing fee rate will be 0.0135% per annum.

     Summary of Fees and Expenses related to the Issuance of the Certificates. The following table summarizes the fees and expenses associated with the offering of the certificates, and the on-going costs of the administration and servicing of the mortgage loans. In addition, the Swap Provider will pay a fee to the Issuing Entity at closing in connection with the delivery of the Swap Agreements.

                                                              SOURCE OF
                                                              FUNDS FOR
                     PARTY ENTITLED                          PAYMENT OF
                    TO RECEIVE FEES   GENERAL PURPOSE OF      FEES AND                      FREQUENCY OF    PRIORITY OF
FEES AND EXPENSES     AND EXPENSES     FEES AND EXPENSES      EXPENSES      AMOUNT OF FEE      PAYMENT        PAYMENT
-----------------   ---------------   ------------------   --------------   -------------   ------------   -------------
 Master Servicing   Master Servicer    Consideration for   Collections in    0.0135% per       Monthly        Prior to
       Fee                              supervising the    respect of the       annum*                     distributions
                                           servicing       mortgage loans                                        on
                                       activities of the                                                    certificates
                                           servicer.

                                                              SOURCE OF
                                                              FUNDS FOR
                     PARTY ENTITLED                          PAYMENT OF
                    TO RECEIVE FEES   GENERAL PURPOSE OF      FEES AND                      FREQUENCY OF    PRIORITY OF
FEES AND EXPENSES     AND EXPENSES     FEES AND EXPENSES      EXPENSES      AMOUNT OF FEE      PAYMENT        PAYMENT
-----------------   ---------------   ------------------   --------------   -------------   ------------   -------------
      Trust              Trust         Consideration for   Collections in         **           Monthly        Prior to
Administrator Fee    Administrator     services relating   respect of the                                  distributions
                                       to distributions    mortgage loans                                        on
                                       and reporting for                                                    certificates
                                       the Certificates
                                      and administration
                                        of the Issuing
                                            Entity.

  Servicing Fee        Servicer        Consideration for   Collections in     0.50% per        Monthly        Prior to
                                         servicing the     respect of the       annum*                     distributions
                                      mortgage loans and   mortgage loans                                        on
                                        other assets of                                                     certificates
                                      the Issuing Entity.

       Swap              Swap          Consideration for    Consideration         **           monthly        Prior to
Administrator Fee    Administrator     administering the    in respect of                                  distributions
                                       swap and net swap    the mortgage                                         on
                                           payments             loans                                       certificates

* Calculated on the stated principal balance of each mortgage loan as of the beginning of the related due period. The Master Servicer and Servicer are also entitled to interest income, if any, on funds held in the collection account or the distribution accounts as additional serving fee or master servicing fee.

**   Included as part of Master Servicing Fee.

In addition to the fees and expenses described in the table above, the master servicer, trust administrator, servicer and trustee shall be entitled to receive those payments described in the table below.

 PARTY ENTITLED TO                                    SOURCE OF FUNDS FOR     LIMITATION OR
  RECEIVE PAYMENT     GENERAL PURPOSE OF PAYMENTS          PAYMENTS          CAP ON PAYMENTS     PRIORITY OF PAYMENT
 -----------------    ---------------------------   ----------------------   ---------------   ----------------------
  Master Servicer           Indemnification;        Collections in respect         N/A         Prior to distributions
                       Reimbursement of Advances     of the mortgage loans                         on certificates

Trust Administrator         Indemnification         Collections in respect         N/A         Prior to distributions
                                                     of the mortgage loans                         on certificates

      Servicer              Indemnification;        Collections in respect         N/A         Prior to distributions
                       Reimbursement of Advances     of the mortgage loans                         on certificates

      Trustee               Indemnification         Collections in respect         N/A         Prior to distributions
                                                     of the mortgage loans                         on certificates

 Swap Administrator         Indemnification         Collections in respect         N/A         Prior to distributions
                                                     of the mortgage loans                         on certificates

P&I ADVANCES AND SERVICING ADVANCES

     P&I ADVANCES. The servicer is required to make P&I Advances on the Servicer Remittance Date with respect to each first lien mortgage loan it services, subject to the servicer's determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. The master servicer, as successor servicer, will be required to make, no later than the next Distribution Date, any P&I Advance which the servicer was required to make but failed to so make, subject to its own determination as to recoverability. Notwithstanding the servicer's or master servicer's, as applicable, determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer or master servicer, as applicable, will be entitled to reimbursement for that advance from that the trust fund. Neither the servicer nor the master servicer will be required to make P&I Advances with respect to any second lien mortgage loans or first lien mortgage loans that have become REO property. See "The Pooling and Servicing Agreement--Payments on the Mortgage Loans" in this free writing prospectus supplement.

     SERVICING ADVANCES. The servicer is required to advance amounts with respect to the mortgage loans, subject to the servicer's determination that such advance would be recoverable, constituting reasonable "out-of-pocket" costs and expenses relating to:

-    the preservation, restoration and protection of the mortgaged property,

-    enforcement or judicial proceedings, including foreclosures, and

- certain other customary amounts described in the pooling and servicing agreement.

     These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the trust fund.

     RECOVERY OF ADVANCES. The servicer and master servicer, as applicable, may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement. This reimbursement may come from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer or master servicer, as applicable, may be reimbursed for such advance from any amounts in the related collection account or related distribution account, as applicable.

     The servicer or master servicer, as applicable, will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "NONRECOVERABLE" if in the good faith business judgment of the servicer or master servicer, as applicable (as stated in an officer's certificate of the servicer or master servicer, as applicable, delivered to the trustee), such P&I Advance or servicing advance would not ultimately be recoverable.

PREPAYMENT INTEREST SHORTFALLS

     In the event of any voluntary principal prepayments in full on any mortgage loans during any Prepayment Period (excluding (1) any payments made upon liquidation of any mortgage loan, (2) voluntary principal prepayments in part and (3) voluntary principal prepayments in full with respect to any mortgage loans that occur from the 1st day of the month through the 15th day of the month), the servicer will be obligated to pay, by no later than the Servicer Remittance Date in the following month, compensating interest, without any right of reimbursement, for those shortfalls in interest collections resulting from such voluntary principal prepayments in full. The amount of compensating interest payable by the servicer will be equal to the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with the prepayments in full and thirty days' interest on the related mortgage loans, but only to the extent of the Servicing Fee for the related distribution date ("COMPENSATING INTEREST"). Any interest collected by the servicer with respect to mortgage loans as to which principal prepayments in full occur from the 1st day of the month through the 15th day of the month will be accompanied by interest that accrues from the 1st day of such month to the date of such principal prepayment in full ("PREPAYMENT INTEREST EXCESS"). Any such Prepayment Interest Excess will be retained by the servicer. In the event that the servicer fails to pay the amount of any Compensating Interest required to be paid by it on any Servicer Remittance Date, the master servicer will pay such unpaid interest amounts, but only in an amount up to the amount of the Master Servicing compensation for the related Distribution Date.

SERVICER REPORTS

     As set forth in the pooling and servicing agreement, on a date preceding the applicable Distribution Date, the servicer is required to deliver to the trust administrator a servicer remittance report setting forth the information necessary for the trust administrator to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus supplement and containing the information to be included in the distribution report for that Distribution Date delivered by the trust administrator. In addition, the servicer will be required to deliver to the trust administrator and the depositor certain monthly reports relating to the mortgage loans and the mortgaged properties in each mortgage loan pool. The trust administrator will provide these monthly reports to certificateholders, at the expense of the requesting certificateholder, who make written requests to receive such information.

     The servicer is required to deliver to the depositor, the trustee, the trust administrator and the rating agencies, on or prior to March 15th of each year, starting in 2007, an officer's certificate stating that:

- a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision, and

- to the best of such officer's knowledge, based on such review, the servicer has fulfilled all its obligations under the pooling and servicing agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status of such default including the steps being taken by the servicer to remedy such default.

COLLECTION AND OTHER SERVICING PROCEDURES

     The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

     The servicer will be required to act with respect to mortgage loans in default, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure, (iii) granting the borrower under the mortgage loan a modification or forbearance, or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. These procedures are intended to maximize recoveries on a net present value basis on these mortgage loans.

     The servicer will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

     If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

     Any fee collected by the servicer for entering into an assumption or modification agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption or modification, none of the outstanding principal amount, the mortgage rate borne by the mortgage note relating to each mortgage loan nor the final maturity date for such mortgage loan may be changed, unless the mortgagor is in default with respect to the mortgage loan. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Certain Legal Aspects of Mortgage Assets--Due-On-Sale Clauses" in the prospectus.

HAZARD INSURANCE

     The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the least of (a) the maximum insurable value of such mortgaged property, (b) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis or (c) the outstanding principal balance of such mortgage loan, but in no event may such amount be less than is necessary to prevent the borrower from becoming a coinsurer under the policy. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer acceptable to the rating agencies, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

     The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement. However, the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer.

OPTIONAL REPURCHASE OF DELINQUENT MORTGAGE LOANS

     The depositor has the option, but is not obligated, to purchase from the Issuing Entity any mortgage loan that is 90 days or more delinquent subject to certain terms and conditions set forth in the pooling and servicing agreement. The purchase price will be 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the servicer related to the mortgage loan.

REMOVAL AND RESIGNATION OF THE SERVICER

     Each of the master servicer, the trust administrator or the trustee may, and at the direction of the majority of voting rights in the certificates, is required to, remove the servicer upon the occurrence and continuation beyond the applicable cure period of any event described in clauses (a) through (h) below. Each of the following constitutes a "SERVICER EVENT OF DEFAULT":

          (a) any failure by the servicer to remit to the trust administrator any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor, the trust administrator, the master servicer or trustee or to the servicer, the depositor, the trust administrator, the master servicer and the trustee by the holders of pool I certificates and pool II certificates entitled to at least 25% of the voting rights in the pool I certificates and pool II certificates; or

          (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, or the breach of any representation and warranty set forth in the pooling and servicing agreement as being true and correct, which continues unremedied for a period of thirty days after the earlier of (i) the date on which written notice of such failure or breach, as applicable, requiring the same to be remedied, is given to the servicer by the depositor, the trust administrator, the master servicer or trustee, or to the servicer, the depositor, the trust administrator, the master servicer and the trustee by the holders of pool I certificates and pool II certificates entitled to at least 25% of the voting rights in the pool I certificates and pool II certificates, and (ii) actual knowledge of such failure by a servicing officer of the servicer; provided, however, that in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the servicer, the cure period may be extended for an additional 30 days upon delivery by the servicer to the trustee and the trust administrator of a certificate to the effect that the servicer believes in good faith that the failure or breach can be cured within such additional time period and the servicer is diligently pursuing remedial action; or

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of sixty days; or

          (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

          (e) the servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

          (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

          (g) certain servicing performance criteria as set forth in the pooling and servicing agreement are not satisfied as of any Distribution Date or certain reports are not timely delivered by the servicer to the trustee; or

          (h) any breach of a representation and warranty of the servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to the servicer by the trustee, the trust administrator, the master servicer or the depositor, or to the servicer, the trustee, the trust administrator, the master servicer or the depositor by the holders of pool I certificates or pool II certificates entitled to at least 25% of the voting rights in the pool I certificates or pool II certificates, respectively.

     Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers, the servicer may not assign its obligations under the pooling and servicing agreement or resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor, the trust administrator, the master servicer and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

     Pursuant to the terms of the pooling and servicing agreement, upon removal or resignation of the servicer, subject to the depositor's right to appoint a successor servicer acceptable to the master servicer, the master servicer will either appoint a successor servicer or assume primary servicing obligations for the mortgage loans itself (subject to a transition period set forth in the pooling and servicing agreement). The successor servicer will be obligated to make P&I Advances no later than the next Distribution Date and servicing advances as and when required by the pooling and servicing agreement, unless it determines reasonably and in good faith that any such advances would not be recoverable. The successor servicer will be obligated to assume the other responsibilities, duties and liabilities of the predecessor servicer as soon as practicable but in no event later than 90 days after the master servicer, the trust administrator or the trustee has notified the predecessor servicer that it is being terminated upon the assumption by the successor servicer of the servicing obligations for the mortgage loans. If, however, the master servicer is unwilling or unable to act as successor servicer, or the holders of the certificates entitled to a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of not less than $30,000,000 as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

     The master servicer and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the Offered Certificates and a majority of the certificateholders. See "--Servicing Fees, Master Servicing Compensation, Other Compensation and Payment of Expenses" above.

     The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses at its own expense to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer but it will not be entitled to reimbursement from the trust fund. In the event the terminated servicer defaults in its obligations to pay such costs, the master servicer, the successor servicer or the trustee will be entitled to reimbursement for such costs and expenses from the trust fund.

PLEDGE OF SERVICING RIGHTS

     See "Description of the Securities - Pledge of Servicing Rights" in the prospectus.

TERMINATION; OPTIONAL CLEAN-UP CALL

     The servicer may, at its option, purchase the pool I mortgage loans or pool II mortgage loans and related REO properties and, if applicable, terminate the Issuing Entity on any Distribution Date when the aggregate Stated Principal Balance of the pool I mortgage loans or pool II mortgage loans, as applicable, as of the last day of the second preceding Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the pool I mortgage loans or pool II mortgage loans, as applicable, as of the Cut-off Date. With respect to each pool, the purchase price for such mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan in the related pool (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate, together with any unpaid remaining Pool I Net WAC Rate Carryover Amounts or Pool II Net WAC Rate Carryover Amounts, as applicable, (ii) the lesser of (x) the appraised value of any REO property in the related mortgage loan pool, as determined by the higher of two appraisals completed by two independent appraisers selected by the party exercising the right to purchase the mortgage loans at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property in the related mortgage loan pool plus accrued and unpaid interest on those mortgage loans at the applicable mortgage rate and
(iii) with respect to the related Pool, any Swap Termination Payment payable to the related Swap Provider then remaining unpaid or which is due as a result of such option. A purchase of all of the pool I mortgage loans or the pool II mortgage loans would result in the final distribution on the Pool I Offered Certificates or Pool II Offered Certificates, as applicable, on such Distribution Date. The servicer will deliver written notice of its intention to exercise such option with respect to either or both of the pool I mortgage loans or the pool II mortgage loans to the depositor, the issuing entity, the trust administrator, the swap administrator, the Swap Providers and the

Master Servicer not less than 20 days prior to the applicable Distribution Date. The depositor shall notify the servicer, the trustee and the trust administrator of the date the depositor intends to terminate the issuing entity with respect to the pool I mortgage loans or the pool II mortgage loans and of the applicable repurchase price of the mortgage loans and REO Properties. A Notice of Final Distribution, specifying the Distribution Date on which certificateholders may surrender their certificates for the final distribution and cancellation, will be given promptly by the trust administrator by letter to related Certificateholders mailed not later than the 15th day of the month of such final distribution with respect to the Pool I Certificates or the Pool II Certificates, as applicable.

     The issuing entity also is required to terminate upon either the later of:
(i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer) or (ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement; provided, however, that in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

AMENDMENT

     The pooling and servicing agreement may be amended from time to time by the parties thereto by written agreement, without notice to, or consent of, the holders of the certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement which may be inconsistent with any other provision, or to add to the duties of the depositor, the servicer, the master servicer, the trust administrator or the trustee, to comply with any requirements in the Code or to conform the provisions of the pooling and servicing agreement to the descriptions thereof in this free writing prospectus supplement. The pooling and servicing agreement may also be amended to add or modify any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such action will not adversely affect in any material respect the interest of either Swap Provider (without prior written consent) or any certificateholder, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee and the trust administrator, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the Offered Certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

     The pooling and servicing agreement may be amended from time to time by the parties thereto with the consent of the holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding. Notwithstanding anything to the contrary above, the pooling and servicing agreement may not be amended if such amendment would disqualify any REMIC created thereunder or result in a prohibited transaction or contribution tax under the Code on any REMIC created thereunder.

CERTAIN MATTERS REGARDING THE DEPOSITOR, THE SERVICER, THE MASTER SERVICER, THE TRUSTEE, THE SWAP ADMINISTRATOR AND THE TRUST ADMINISTRATOR

     The pooling and servicing agreement provides that none of the depositor, the servicer, the master servicer, the trustee or the trust administrator, nor any of their directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment, provided that none of the depositor, the servicer, the master servicer, the trustee, the Swap Administrator or the trust administrator will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of such person's willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

     The depositor, the servicer, the master servicer, the trustee, the trust administrator, the custodian, the Swap Administrator and any director, officer, employee, affiliate or agent of the depositor, the servicer, the master servicer, the trustee, the Swap Administrator or the trust administrator will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or the certificates or any other unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of the depositor's, the servicer's, the master servicer's, the custodian's, the trustee's, the Swap Administrator's or the trust administrator's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the pooling and servicing agreement.

     None of the depositor, the servicer, the master servicer, the trustee, the Swap Administrator or the trust administrator is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer, the master servicer, the trustee, the Swap Administrator and the trust administrator, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer, the master servicer, the trustee, the Swap Administrator or the trust administrator undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

                   POOL I PREPAYMENT AND YIELD CONSIDERATIONS

STRUCTURING ASSUMPTIONS

     Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this free writing prospectus supplement with respect to the pool I mortgage loans (the "POOL I PREPAYMENT ASSUMPTION") assumes a prepayment rate for the fixed-rate mortgage loans of 100.0% of the Fixed-Rate Prepayment Vector and a prepayment rate for the adjustable-rate mortgage loans of 100.0% of the Adjustable-Rate Prepayment Vector. A "FIXED-RATE PREPAYMENT VECTOR" assumes a constant prepayment rate ("CPR") of 4.6% per annum of the then unpaid principal balance of such mortgage loans in the first month of the life of such mortgage loans and an additional approximately 1.6727% per annum in each month thereafter until the 12th month. Beginning in the 12th month and in each month thereafter during the life of such mortgage loans, such prepayment vector assumes a CPR of 23.0%. An "ADJUSTABLE-RATE PREPAYMENT VECTOR" assumes a CPR of 4.0% per annum of the then unpaid principal balance of such mortgage loans in the first month of the life of such mortgage loans and an additional approximately 1.3478% per annum in each month until the 24th month. Beginning in the 24th month and in each month thereafter during the life of such mortgage loans, such prepayment vector assumes a CPR of 35.0%. CPR is a prepayment assumption that represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. The model does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans to be included in the trust fund.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual pool I mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Certificate Principal Balances outstanding and weighted average lives of the Pool I Offered Certificates set forth in the tables. In addition, since the actual pool I mortgage loans in the trust fund have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal on the Pool I Offered Certificates may be made earlier or later than as indicated in the tables.

     Unless otherwise specified, the information in the tables in this free writing prospectus supplement with respect to the pool I mortgage loans has been prepared on the basis of the following assumed characteristics of the pool I mortgage loans and the following additional assumptions, which collectively are the structuring assumptions ("POOL I STRUCTURING ASSUMPTIONS"):

-    the closing date for the Pool I Certificates occurs on August 3, 2006;

- distributions on the Pool I Certificates are made on the 25th day of each month, commencing in September 2006, regardless if such day is a business day, in accordance with the priorities described in this free writing prospectus supplement;

- the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Pool I Prepayment Assumption as stated in the table under "Prepayment Scenarios" below;

- the optional termination with respect to the Pool I mortgage loans is not exercised (except with respect to the weighted average life to call, in which case a 10% optional clean-up call is assumed);

-    prepayments include 30 days' interest on the related mortgage loan;

- the Pool I Overcollateralization Target Amount is initially as specified in this free writing prospectus supplement and thereafter decreases in accordance with the provisions in this free writing prospectus supplement;

- with respect to each adjustable-rate pool I mortgage loan, (a) the mortgage rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Index (subject to the applicable periodic rate cap and maximum interest rate), (b) Six-Month LIBOR remains constant at 5.55% per annum, and (c) the scheduled monthly payment on the pool I mortgage loans is adjusted to equal a fully amortizing payment (after taking into account any interest only term);

- all adjustable-rate mortgage loans are indexed to Six-Month LIBOR and adjust every six months after taking into account the first rate reset;

-    One-Month LIBOR remains constant at 5.40% per annum;

- the aggregate Expense Fee Rate per annum on the pool I mortgage loans is equal to 0.51% per annum;

- no delinquencies or defaults in the payment by mortgagors of principal of and interest on the pool I mortgage loans are experienced;

- scheduled payments on the pool I mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

- prepayments are received on the last day of each month, commencing in August 2006;

- the initial Certificate Principal Balance of each class of Pool I Certificates is as set forth on the cover page of this free writing prospectus supplement, and the Certificate Principal Balance of the Class P Certificates is zero;

- the amount in the Interest Coverage Account on the Closing Date with respect to the Pool I Certificates is $1,743,000.

-    no Pool I Swap Termination payment is made;

- the Pool I Stepdown Date occurs on the earlier of (i) the first Distribution Date immediately succeeding the Distribution Date on which the aggregate Certificate Principal Balance of the Pool I Senior Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date occurring in September 2009 and (B) the first Distribution Date on which the Pool I Senior Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to distribution of the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount to the holders of the Pool I Certificates then entiteld to distributions of principal on such Distribution Date) is greater than or equal to 43.20%;

- interest accrues on each class of Pool I Certificates at the applicable Pass-through Rate set forth or described in this free writing prospectus supplement; and

- the assumed pool I mortgage loans have the approximate characteristics described below:

                  ASSUMED POOL I MORTGAGE LOAN CHARACTERISTICS

                                                                              MONTHS TO
                           REMAINING                             ORIGINAL       FIRST
                         AMORTIZATION     LOAN     REMAINING     INTEREST        RATE
           PRINCIPAL         TERM          AGE        TERM     ONLY TERM(1)     RESET
GROUP     BALANCE ($)      (MONTHS)     (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)
-----   --------------   ------------   --------   ---------   ------------   ---------
1        46,252,239.75        358           2         N/A            0            22
1         2,473,434.28        358           2         N/A            0            22
1        36,517,781.11        358           2         N/A            0            22
1         2,753,726.68        358           2         N/A            0            22
1        33,301,947.50        478           2         358            0            22
1         2,119,158.21        478           2         358            0            22
1        30,852,025.48        478           2         358            0            22
1         4,462,883.84        477           3         357            0            21
1         6,560,580.70        359           1         N/A           60            23
1           818,000.00        358           2         N/A           60            22
1         7,309,712.00        359           1         N/A           60            23
1         1,312,480.00        359           1         N/A           60            23
1           722,955.04        359           1         N/A            0            35
1            83,910.72        358           2         N/A            0            34
1            74,552.10        355           5         N/A            0            31
1            77,545.23        359           1         N/A            0            35
1           641,211.51        478           2         358            0            34
1            67,853.28        356           4         N/A            0            56
1           130,852.45        479           1         359            0            59
1         1,460,302.51        478           2         358            0           N/A
1           823,457.18        479           1         359            0           N/A
1           173,944.87        479           1         359            0           N/A
1         4,768,765.39        478           2         358            0           N/A
1           284,835.00        118           2         N/A            0           N/A
1            49,612.95        177           3         N/A            0           N/A
1           377,903.71        179           1         N/A            0           N/A
1           339,981.41        238           2         N/A            0           N/A
1         4,234,794.01        359           1         N/A            0           N/A
1         2,689,605.74        358           2         N/A            0           N/A
1         1,411,384.20        359           1         N/A            0           N/A
1         9,650,697.07        358           2         N/A            0           N/A
1            80,812.98        119           1         N/A            0           N/A
1            42,353.11        119           1         N/A            0           N/A
1           736,062.42        179           1         N/A            0           N/A
1            19,724.75        178           2         N/A            0           N/A
1           289,644.33        179           1         N/A            0           N/A
1           195,053.70        179           1         N/A            0           N/A
1            26,129.94        238           2         N/A            0           N/A
1            38,554.96        239           1         N/A            0           N/A
1            26,808.45        238           2         N/A            0           N/A
1            24,972.34        239           1         N/A            0           N/A
1         6,305,741.64        359           1         N/A            0           N/A
1           657,101.21        359           1         N/A            0           N/A
1         4,800,468.07        359           1         N/A            0           N/A
1         1,376,156.70        359           1         N/A            0           N/A
2           559,209.30        355           4         N/A            0            20
2       142,311,815.83        358           2         N/A            0            22
2        12,785,747.45        358           2         N/A            0            22
2       116,155,660.50        358           2         N/A            0            22
2         8,453,810.34        358           2         N/A            0            22
2       101,661,686.70        478           2         358            0            22
2        26,104,573.20        478           2         358            0            22
2       133,323,800.97        478           2         358            0            22
2        17,790,348.75        478           2         358            0            22
2        18,023,129.50        358           2         N/A           60            22
2         6,246,192.00        358           2         N/A           60            22
2        44,042,430.96        359           1         N/A           60            23
2         9,371,653.06        358           2         N/A           60            22
2         2,097,881.97        359           1         N/A            0            35
2           304,243.57        359           1         N/A            0            35
2         1,213,458.22        355           5         N/A            0            31
2         1,039,122.42        477           3         357            0            33
2           542,750.47        478           2         358            0            34
2           454,400.00        359           1         N/A           60            35
2           319,200.00        359           1         N/A           60            35
2           117,493.68        359           1         N/A            0            59
2           110,275.63        357           3         N/A            0            57
2           580,754.75        477           3         357            0            57
2         1,057,663.68        479           1         359            0            59
2         9,487,143.91        478           2         358            0           N/A
2         3,867,130.07        478           2         358            0           N/A
2           970,040.88        479           1         359            0           N/A
2        19,416,380.53        478           2         358            0           N/A


          GROSS              INITIAL              LIFETIME
        MORTGAGE    GROSS   PERIODIC   PERIODIC    MAXIMUM    FLOOR
          RATE     MARGIN      CAP        CAP       RATE       RATE
GROUP      (%)       (%)       (%)        (%)        (%)       (%)
-----   --------   ------   --------   --------   --------   -------
1         8.9107   6.3979    2.7940     1.5000     14.9107    8.9107
1         9.1672   6.6107    2.7221     1.5000     15.1672    9.1672
1         8.8146   6.3303    2.6619     1.5000     14.8146    8.8146
1         8.3423   6.0266    2.6091     1.5000     14.3423    8.3423
1         8.4971   6.0595    2.7519     1.5000     14.4971    8.4971
1         8.0147   5.6876    2.7307     1.5000     14.0147    8.0147
1         8.1460   5.8859    2.7341     1.5000     14.1567    8.1460
1         8.4734   6.2041    2.5620     1.5000     14.4734    8.4734
1         7.8144   5.5642    2.8740     1.5000     13.8144    7.8144
1         7.6758   5.5142    2.5990     1.5000     13.6758    7.6758
1         7.5094   5.2752    2.8907     1.5000     13.5094    7.5094
1         6.9426   4.7165    2.7566     1.5000     12.9426    6.9426
1         8.9331   6.4037    2.8230     1.5000     14.9331    8.9331
1         9.1500   6.9290    3.0000     1.5000     15.1500    9.1500
1        10.6000   6.9900    2.0000     1.5000     16.6000   10.6000
1         7.7500   5.4710    3.0000     1.5000     13.7500    7.7500
1         7.8041   5.5451    2.5199     1.5000     13.8041    7.8041
1         9.3500   6.9900    2.0000     1.5000     15.3500    9.3500
1         9.0500   6.7710    3.0000     1.5000     15.0500    9.0500
1         7.8324      N/A       N/A        N/A         N/A       N/A
1         6.7998      N/A       N/A        N/A         N/A       N/A
1         7.6500      N/A       N/A        N/A         N/A       N/A
1         7.4422      N/A       N/A        N/A         N/A       N/A
1         8.3500      N/A       N/A        N/A         N/A       N/A
1         9.3500      N/A       N/A        N/A         N/A       N/A
1         7.6958      N/A       N/A        N/A         N/A       N/A
1         7.9430      N/A       N/A        N/A         N/A       N/A
1         7.7235      N/A       N/A        N/A         N/A       N/A
1         7.1730      N/A       N/A        N/A         N/A       N/A
1         8.0709      N/A       N/A        N/A         N/A       N/A
1         7.4509      N/A       N/A        N/A         N/A       N/A
1        11.8956      N/A       N/A        N/A         N/A       N/A
1        11.8333      N/A       N/A        N/A         N/A       N/A
1        11.6943      N/A       N/A        N/A         N/A       N/A
1        12.6000      N/A       N/A        N/A         N/A       N/A
1        11.6441      N/A       N/A        N/A         N/A       N/A
1        11.1775      N/A       N/A        N/A         N/A       N/A
1        12.6000      N/A       N/A        N/A         N/A       N/A
1        10.9250      N/A       N/A        N/A         N/A       N/A
1        11.2250      N/A       N/A        N/A         N/A       N/A
1        11.3250      N/A       N/A        N/A         N/A       N/A
1        11.4169      N/A       N/A        N/A         N/A       N/A
1        11.1698      N/A       N/A        N/A         N/A       N/A
1        11.1869      N/A       N/A        N/A         N/A       N/A
1        11.2889      N/A       N/A        N/A         N/A       N/A
2        12.1500   6.9900    2.0000     1.5000     18.1500   12.1500
2         8.9329   6.3578    2.6249     1.5000     14.9357    8.9329
2         9.4688   6.6066    2.6508     1.5000     15.4688    9.4688
2         8.8551   6.2944    2.6705     1.5000     14.8551    8.8551
2         8.8238   6.2155    2.6911     1.5000     14.8238    8.8238
2         8.5201   6.0987    2.7133     1.5000     14.5201    8.5201
2         8.2901   5.9766    2.8665     1.5000     14.2901    8.2901
2         8.2370   5.9182    2.7274     1.5000     14.2370    8.2370
2         7.9844   5.6711    2.7056     1.5000     13.9844    7.9844
2         8.1148   5.9120    2.7418     1.5000     14.1148    8.1148
2         7.4614   5.2639    2.8207     1.5000     13.4614    7.4614
2         7.4754   5.2330    2.8640     1.5000     13.4754    7.4754
2         7.0465   4.8877    2.6914     1.5000     13.0465    7.0465
2         7.9753   5.6452    3.0000     1.5000     13.9753    7.9753
2         6.9381   4.6767    3.0000     1.5000     12.9381    6.9381
2         8.2700   5.7647    2.0000     1.5000     14.2700    8.2700
2         8.1832   5.6784    2.6628     1.5000     14.1832    8.1832
2         7.8233   5.6323    2.6306     1.5000     13.8233    7.8233
2         7.6000   5.3210    3.0000     1.5000     13.6000    7.6000
2         8.3078   6.0144    3.0000     1.5000     14.3078    8.3078
2         6.5000   4.2210    3.0000     1.5000     12.5000    6.5000
2         7.9900   5.9490    3.0000     1.5000     13.9900    7.9900
2         7.5816   5.4709    2.1374     1.5000     13.5816    7.5816
2         7.6393   5.4183    3.0000     1.5000     13.6393    7.6393
2         7.9324      N/A       N/A        N/A         N/A       N/A
2         7.0700      N/A       N/A        N/A         N/A       N/A
2         8.7184      N/A       N/A        N/A         N/A       N/A
2         7.0040      N/A       N/A        N/A         N/A       N/A

                                                                              MONTHS TO
                           REMAINING                             ORIGINAL       FIRST
                         AMORTIZATION     LOAN     REMAINING     INTEREST        RATE
           PRINCIPAL         TERM          AGE        TERM     ONLY TERM(1)     RESET
GROUP     BALANCE ($)       (MONTHS)    (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)
-----   --------------   ------------   --------   ---------   ------------   ---------
2           444,824.74        178           2         N/A            0           N/A
2           838,936.51        177           3         N/A            0           N/A
2           996,442.90        238           2         N/A            0           N/A
2           183,549.88        238           2         N/A            0           N/A
2            77,340.66        299           1         N/A            0           N/A
2        11,073,368.91        358           2         N/A            0           N/A
2         4,715,255.47        358           2         N/A            0           N/A
2         2,502,696.63        358           2         N/A            0           N/A
2           364,292.41        358           2         N/A            0           N/A
2        40,550,565.87        358           2         N/A            0           N/A
2           198,101.88        118           2         N/A            0           N/A
2            67,692.94        119           1         N/A            0           N/A
2           311,419.57        179           1         N/A            0           N/A
2            37,921.16        179           1         N/A            0           N/A
2           159,780.37        178           2         N/A            0           N/A
2            22,941.91        179           1         N/A            0           N/A
2            85,914.21        239           1         N/A            0           N/A
2        20,610,025.42        359           1         N/A            0           N/A
2         4,716,496.58        359           1         N/A            0           N/A
2        24,289,286.79        359           1         N/A            0           N/A
2         6,679,151.64        359           1         N/A            0           N/A

          GROSS              INITIAL              LIFETIME
        MORTGAGE    GROSS   PERIODIC   PERIODIC    MAXIMUM    FLOOR
          RATE     MARGIN      CAP        CAP       RATE       RATE
GROUP      (%)       (%)       (%)        (%)        (%)       (%)
-----   --------   ------   --------   --------   --------   -------
2         9.5829     N/A       N/A        N/A        N/A       N/A
2         6.6536     N/A       N/A        N/A        N/A       N/A
2         7.6500     N/A       N/A        N/A        N/A       N/A
2        10.6000     N/A       N/A        N/A        N/A       N/A
2         9.9000     N/A       N/A        N/A        N/A       N/A
2         8.2421     N/A       N/A        N/A        N/A       N/A
2         8.4978     N/A       N/A        N/A        N/A       N/A
2         9.1188     N/A       N/A        N/A        N/A       N/A
2         8.7973     N/A       N/A        N/A        N/A       N/A
2         7.6219     N/A       N/A        N/A        N/A       N/A
2        11.4721     N/A       N/A        N/A        N/A       N/A
2        11.3500     N/A       N/A        N/A        N/A       N/A
2        11.6601     N/A       N/A        N/A        N/A       N/A
2        11.6250     N/A       N/A        N/A        N/A       N/A
2        11.0258     N/A       N/A        N/A        N/A       N/A
2         9.5000     N/A       N/A        N/A        N/A       N/A
2        12.1070     N/A       N/A        N/A        N/A       N/A
2        11.4727     N/A       N/A        N/A        N/A       N/A
2        11.4598     N/A       N/A        N/A        N/A       N/A
2        11.1307     N/A       N/A        N/A        N/A       N/A
2        11.2359     N/A       N/A        N/A        N/A       N/A

     While it is assumed that each of the pool I mortgage loans prepays at the specified constant percentages of the Pool I Prepayment Assumption, this is not likely to be the case.

DEFAULTS IN DELINQUENT PAYMENTS

     The yield to maturity of the Pool I Offered Certificates, and particularly the Pool I Subordinate Certificates, will be sensitive to defaults on the pool I mortgage loans. If a purchaser of a Pool I Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the Pool I Offered Certificates will not receive reimbursement for Pool I Applied Realized Loss Amounts applied to their certificates, except as set forth herein and to the extent of Subsequent Recoveries. See "Description of the Certificates--Distributions of Interest and Principal for Pool l" in this free writing prospectus supplement. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the pool I mortgage loans. Because the pool I mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Freddie Mac standards.

     The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. While the depositor expects that the servicer will be able to commence foreclosure proceedings on the mortgaged properties, when necessary and appropriate, public recording officers and others in the mortgage industry, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the Mortgaged Properties could result. Those delays and additional costs could in turn delay the distribution of net Liquidation Proceeds to the certificateholders and increase the amount of Realized Losses on the mortgage loans. In addition, if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any mortgage loan from registration on the MERS(R) System and to arrange for the assignment of the related mortgages to the trustee, then any related expenses shall be reimbursable by the Issuing Entity to the servicer, which will reduce the amount available to pay principal of and interest on the outstanding class or classes of certificates with a Certificate Principal Balance greater than zero with the lowest payment priorities. For additional information regarding the recording of mortgages in the name of MERS see "The Mortgage Loan Pools--General" in this free writing prospectus supplement.

PREPAYMENT CONSIDERATIONS AND RISKS

     The rate of principal payments on the Pool I Offered Certificates, the aggregate amount of distributions on the Pool I Offered Certificates and the yields to maturity of the Pool I Offered Certificates will be related to the rate and timing of payments of principal on the Pool I mortgage loans in the related loan group. The rate of principal payments on the Pool I mortgage loans will in turn be affected by the amortization schedules of the Pool I mortgage loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, as described in this free writing prospectus supplement. Because certain of the Pool I mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pools" in this free writing prospectus supplement.

     Prepayments, liquidations and purchases of the Pool I mortgage loans (including any optional repurchase of the remaining Pool I mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this free writing prospectus supplement) will result in distributions on the Pool I Offered Certificates of principal amounts which would otherwise be distributed over the remaining respective terms of the Pool I mortgage loans. Since the rate of payment of principal on the Pool I mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Pool I Offered Certificates may vary from the anticipated yield will depend upon the degree to which that Pool I Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that Pool I Offered Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any Pool I Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any Pool I Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

     The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the fixed-rate mortgage loans, the Pool I mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate Pool I mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Pool I mortgage loans in stable or changing interest rate environments.

     As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable initial rate cap, periodic rate cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed-rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. In addition, the ARMs (which consist of 2/28 adjustable mortgage loans, the 3/27 adjustable mortgage loans and the 5/25 mortgage loans) will not have their initial Adjustment Date until two years, three years or five years after their origination. The prepayment experience of the 2/28 adjustable mortgage loans, the 3/27 adjustable mortgage loans and the 5/25 mortgage loans may differ from that of the other ARMs. The 2/28 adjustable mortgage loans, the 3/27 adjustable mortgage loans and the 5/25 mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the mortgage rates on the 2/28 adjustable mortgage loans or the 3/27 adjustable mortgage loans or the 5/25 mortgage loans (as the case may be) as borrowers seek to avoid changes in their monthly payments.

     The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Pool I Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

     When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest, a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related Due Date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that Due Date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

     To the extent that the amount of Pool I Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the Pool I Offered Certificates, pro rata, according to the amount of interest to which each class of such certificates would otherwise be entitled in reduction of that amount.

     The Pass-through Rate for each class of Pool I Offered Certificates may be calculated by reference to the adjusted net mortgage rates of the pool I mortgage loans, which are based on Six-Month LIBOR. If the pool I mortgage loans bearing higher mortgage rates, either through higher margins or an increase in the LIBOR Index (and consequently, higher adjusted net mortgage rates), were to prepay, the weighted average adjusted net mortgage rate would be lower than otherwise would be the case. Changes in One-Month LIBOR may not correlate with changes in Six-Month LIBOR. It is possible that a decrease in Six-Month LIBOR, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the sum of One-Month LIBOR plus the applicable pass-through margin for a class or classes of Pool I Offered Certificates were to be higher than the Pool I Net WAC Rate, the Pass-through Rate on the related Pool I Offered Certificates would be lower than otherwise would be the case. Although holders of the Pool I Offered Certificates are entitled to receive any Pool I Net WAC Rate Carryover Amount from and to the extent of funds available in the Pool I Net WAC Rate Carryover Reserve Account including any Pool I Swap Agreement Payments, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Pool I Offered Certificates do not address the likelihood of the payment of any Pool I Net WAC Rate Carryover Amount.

POOL I OVERCOLLATERALIZATION PROVISIONS

     The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Pool I Offered Certificates and consequently the yields to maturity of those certificates. Unless and until the Pool I Overcollateralized Amount equals the Pool I Overcollateralization Target Amount, Pool I Excess Cashflow will be applied as distributions of principal of the class or classes of Pool I certificates then entitled to distributions of principal, thus reducing the weighted average lives of those certificates. The actual Pool I Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Pool I Excess Cashflow. Following the closing date, there can be no assurance as to when or whether the Pool I Overcollateralized Amount will equal the Pool I Overcollateralization Target Amount.

     Pool I Excess Cashflow generally is a function of the excess of interest collected or advanced on the Pool I mortgage loans over the interest required to distribute interest on the Pool I Offered Certificates and expenses at the Expense Fee Rate. Such excess interest will be reduced as a result of realized losses on the pool I mortgage loans. Pool I mortgage loans with higher adjusted net mortgage rates will contribute more interest to the Pool I Excess Cashflow. Mortgage loans with higher adjusted net mortgage rates may prepay faster than mortgage loans with relatively lower adjusted net mortgage rates in response to a given change in market interest rates. Any disproportionate prepayments of Pool I mortgage loans with higher adjusted net mortgage rates may adversely affect the amount of Pool I Excess Cashflow available to make accelerated payments of principal of the Pool I Offered Certificates.

     As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Pool I Offered Certificates may vary significantly over time and from class to class.

POOL I SUBORDINATE CERTIFICATES

     The Pool I Subordinate Certificates provide credit enhancement for the Pool I certificates that have a higher distribution priority, and each such class may absorb losses on the pool I mortgage loans.

The weighted average lives of, and the yields to maturity on, the Pool I Subordinate Certificates, in reverse order of their relative distribution priorities, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the pool I mortgage loans. If the actual rate and severity of losses on the Pool I mortgage loans is higher than those assumed by a holder of a Pool I Subordinate Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the Pool I mortgage loans will reduce the Certificate Principal Balance of each such class of Pool I Subordinate Certificates then outstanding with the lowest relative distribution priority if and to the extent that the aggregate Certificate Principal Balance of all classes of Pool I certificates, following all distributions on a Distribution Date, exceed the aggregate Stated Principal Balances of the Pool I mortgage loans. As a result of such a reduction of the Certificate Principal Balance of a class of Pool I Subordinate Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

     The Pool I Principal Remittance Amount includes the net proceeds in respect of principal received upon the liquidation of a related Pool I mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated pool I mortgage loan, the aggregate Stated Principal Balance of the Pool I mortgage loans will decline more than the aggregate Certificate Principal Balance of the Pool I Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the related overcollateralization or excess interest, the class of Pool I Subordinate Certificates then outstanding with the lowest relative distribution priority will bear such loss. In addition, the Pool I Subordinate Certificates will not be entitled to any principal distributions prior to the Pool I Stepdown Date or during the continuation of a Pool I Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Pool I Trigger Event may be based on the delinquency, as opposed to the loss, experience on the pool I mortgage loans, a holder of a Pool I Subordinate Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the Pool I Senior Certificates, depending on the timing of realized losses, the Pool I Subordinate Certificates may bear a disproportionate percentage of the realized losses on the mortgage loans.

     For all purposes, the Class M-11 Certificates will have the lowest distribution priority of any class of Pool I Subordinate Certificates.

WEIGHTED AVERAGE LIVES

     The weighted average life of a certificate is determined by (a) multiplying the amount of the reduction, if any, of the Certificate Principal Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Certificate Principal Balance of the certificate referred to in clause (a).

     For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield Considerations" in the prospectus.

     In general, the weighted average lives of the Pool I Offered Certificates will be shortened if the level of prepayments of principal of the pool I mortgage loans increases. However, the weighted average lives of the Pool I Offered Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of Pool I certificates. See "Description of the Certificates--Distributions of Interest and Principal for Pool I" in this free writing prospectus supplement.

     The interaction of the foregoing factors may have different effects on the various classes of Pool I Offered Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Pool I Offered Certificates. Further, to the extent the prices of the Pool I Offered Certificates represent discounts or premiums to their respective original Certificate Principal Balances, variability in the weighted average lives of those classes of certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of certificates may be affected at various constant percentages of the Pool I Prepayment Assumption, see "--Pool I Decrement Tables" below.

POOL I DECREMENT TABLES

     The following tables indicate the percentages of the initial Certificate Principal Balances of the classes of Pool I Offered Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Pool I Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Pool I Structuring Assumptions. It is not likely that (i) all of the pool I mortgage loans will have the characteristics assumed, (ii) all of the pool I mortgage loans will prepay at the constant percentages of the applicable Pool I Prepayment Assumption specified in the tables or at any other constant rate or (iii) all of the pool I mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and mortgage rates of the pool I mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Pool I Prepayment Assumption, even if the weighted average remaining term to maturity and weighted average mortgage rates of the pool I mortgage loans are consistent with the remaining terms to maturity and mortgage rates of the pool I mortgage loans specified in the Pool I Structuring Assumptions.

POOL I PREPAYMENT SCENARIOS

                                    SCENARIO   SCENARIO   SCENARIO   SCENARIO   SCENARIO
                                        I         II         III        IV          V
                                    --------   --------   --------   --------   --------
Fixed-rate mortgage loans(1)           70%        85%       100%       120%       140%
Adjustable-rate mortgage loans(1)      70%        85%       100%       120%       140%

(1)  Percentage of Pool I Prepayment Assumption.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                       CLASS 1-A
                                  PREPAYMENT SCENARIO
                           --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100
August 2007                  86     84     81     77     73
August 2008                  63     56     49     41     32
August 2009                  42     33     24     14      5
August 2010                  30     25     20     14      5
August 2011                  23     18     13      9      5
August 2012                  18     13      9      5      3
August 2013                  14      9      6      3      2
August 2014                  11      7      4      2      1
August 2015                   8      5      3      1      1
August 2016                   6      4      2      1      *
August 2017                   5      3      1      *      0
August 2018                   4      2      1      *      0
August 2019                   3      1      1      0      0
August 2020                   2      1      *      0      0
August 2021                   2      1      0      0      0
August 2022                   1      *      0      0      0
August 2023                   1      *      0      0      0
August 2024                   1      0      0      0      0
August 2025                   *      0      0      0      0
August 2026                   *      0      0      0      0
August 2027                   *      0      0      0      0
August 2028                   0      0      0      0      0
August 2029                   0      0      0      0      0
August 2030                   0      0      0      0      0
August 2031                   0      0      0      0      0
August 2032                   0      0      0      0      0
August 2033                   0      0      0      0      0
August 2034                   0      0      0      0      0
August 2035                   0      0      0      0      0
August 2036                   0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     3.82   3.22   2.77   2.29   1.88
Weighted Average Life to
   Call (years)(2)(3)      3.56   3.00   2.59   2.15   1.77

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                      CLASS 2-A-1                        CLASS 2-A-2
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE           I      II     III    IV      V      I     II     III    IV      V
-----------------          ---    ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                  61     53     45     35     24    100    100    100    100    100
August 2008                   0      0      0      0      0     93     64     36      0      0
August 2009                   0      0      0      0      0      6      0      0      0      0
August 2010                   0      0      0      0      0      0      0      0      0      0
August 2011                   0      0      0      0      0      0      0      0      0      0
August 2012                   0      0      0      0      0      0      0      0      0      0
August 2013                   0      0      0      0      0      0      0      0      0      0
August 2014                   0      0      0      0      0      0      0      0      0      0
August 2015                   0      0      0      0      0      0      0      0      0      0
August 2016                   0      0      0      0      0      0      0      0      0      0
August 2017                   0      0      0      0      0      0      0      0      0      0
August 2018                   0      0      0      0      0      0      0      0      0      0
August 2019                   0      0      0      0      0      0      0      0      0      0
August 2020                   0      0      0      0      0      0      0      0      0      0
August 2021                   0      0      0      0      0      0      0      0      0      0
August 2022                   0      0      0      0      0      0      0      0      0      0
August 2023                   0      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     1.24   1.10   1.00   0.89   0.81   2.57   2.24   2.00   1.77   1.61
Weighted Average Life to
   Call (years)(2)(3)      1.24   1.10   1.00   0.89   0.81   2.57   2.24   2.00   1.77   1.61

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                      CLASS 2-A-3                        CLASS 2-A-4
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   ---------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I      II     III    IV      V
-----------------          ----   ----   ----   ----   ----   -----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100     100    100    100    100
August 2007                 100    100    100    100    100    100     100    100    100    100
August 2008                 100    100    100    100     72    100     100    100    100    100
August 2009                 100     73     44     10      0    100     100    100    100     46
August 2010                  65     46     30     10      0    100     100    100    100     46
August 2011                  42     23      8      0      0    100     100    100     81     46
August 2012                  24      7      0      0      0    100     100     83     50     30
August 2013                  10      0      0      0      0    100      86     57     32     17
August 2014                   0      0      0      0      0     98      63     39     20     10
August 2015                   0      0      0      0      0     76      46     27     13      5
August 2016                   0      0      0      0      0     59      34     19      8      1
August 2017                   0      0      0      0      0     46      25     13      4      0
August 2018                   0      0      0      0      0     35      18      9      1      0
August 2019                   0      0      0      0      0     27      13      6      0      0
August 2020                   0      0      0      0      0     21      10      2      0      0
August 2021                   0      0      0      0      0     17       7      0      0      0
August 2022                   0      0      0      0      0     13       4      0      0      0
August 2023                   0      0      0      0      0     10       1      0      0      0
August 2024                   0      0      0      0      0      8       0      0      0      0
August 2025                   0      0      0      0      0      5       0      0      0      0
August 2026                   0      0      0      0      0      2       0      0      0      0
August 2027                   0      0      0      0      0      *       0      0      0      0
August 2028                   0      0      0      0      0      0       0      0      0      0
August 2029                   0      0      0      0      0      0       0      0      0      0
August 2030                   0      0      0      0      0      0       0      0      0      0
August 2031                   0      0      0      0      0      0       0      0      0      0
August 2032                   0      0      0      0      0      0       0      0      0      0
August 2033                   0      0      0      0      0      0       0      0      0      0
August 2034                   0      0      0      0      0      0       0      0      0      0
August 2035                   0      0      0      0      0      0       0      0      0      0
August 2036                   0      0      0      0      0      0       0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     4.98   4.16   3.50   2.74   2.31   11.76   9.67   8.17   6.72   4.79
Weighted Average Life to
   Call (years)(2)(3)      4.98   4.16   3.50   2.74   2.31    9.35   7.67   6.52   5.39   3.73

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                       CLASS M-1                          CLASS M-2
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100    100    100    100    100    100    100
August 2009                 100    100    100    100    100    100    100    100    100    100
August 2010                  84     68     55     49    100     84     68     55     40     55
August 2011                  65     49     37     25     28     65     49     37     25     16
August 2012                  50     36     25     15      9     50     36     25     15      9
August 2013                  38     26     17     10      5     38     26     17     10      5
August 2014                  30     19     12      6      3     30     19     12      6      1
August 2015                  23     14      8      4      0     23     14      8      4      0
August 2016                  18     10      6      1      0     18     10      6      0      0
August 2017                  14      7      4      0      0     14      7      4      0      0
August 2018                  11      5      2      0      0     11      5      0      0      0
August 2019                   8      4      0      0      0      8      4      0      0      0
August 2020                   6      3      0      0      0      6      *      0      0      0
August 2021                   5      0      0      0      0      5      0      0      0      0
August 2022                   4      0      0      0      0      4      0      0      0      0
August 2023                   3      0      0      0      0      *      0      0      0      0
August 2024                   *      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     7.20   5.98   5.24   4.81   5.03   7.17   5.95   5.18   4.63   4.51
Weighted Average Life to
   Call (years)(2)(3)      6.51   5.41   4.77   4.44   4.57   6.51   5.40   4.74   4.28   4.20

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                       CLASS M-3                          CLASS M-4
                                  PREPAYMENT SCENARIO               PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100    100    100    100    100    100    100
August 2009                 100    100    100    100    100    100    100    100    100    100
August 2010                  84     68     55     40     28     84     68     55     40     28
August 2011                  65     49     37     25     16     65     49     37     25     16
August 2012                  50     36     25     15      9     50     36     25     15      9
August 2013                  38     26     17     10      5     38     26     17     10      5
August 2014                  30     19     12      6      0     30     19     12      6      0
August 2015                  23     14      8      3      0     23     14      8      0      0
August 2016                  18     10      6      0      0     18     10      6      0      0
August 2017                  14      7      3      0      0     14      7      0      0      0
August 2018                  11      5      0      0      0     11      5      0      0      0
August 2019                   8      3      0      0      0      8      0      0      0      0
August 2020                   6      0      0      0      0      6      0      0      0      0
August 2021                   5      0      0      0      0      5      0      0      0      0
August 2022                   2      0      0      0      0      0      0      0      0      0
August 2023                   0      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     7.15   5.93   5.15   4.55   4.32   7.12   5.91   5.13   4.50   4.21
Weighted Average Life to
   Call (years)(2)(3)      6.51   5.40   4.72   4.21   4.02   6.51   5.40   4.71   4.17   3.93

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                       CLASS M-5                          CLASS M-6
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100    100    100    100    100    100    100
August 2009                 100    100    100    100    100    100    100    100    100    100
August 2010                  84     68     55     40     28     84     68     55     40     28
August 2011                  65     49     37     25     16     65     49     37     25     16
August 2012                  50     36     25     15      9     50     36     25     15      9
August 2013                  38     26     17     10      2     38     26     17     10      0
August 2014                  30     19     12      6      0     30     19     12      2      0
August 2015                  23     14      8      0      0     23     14      8      0      0
August 2016                  18     10      6      0      0     18     10      0      0      0
August 2017                  14      7      0      0      0     14      7      0      0      0
August 2018                  11      4      0      0      0     11      0      0      0      0
August 2019                   8      0      0      0      0      8      0      0      0      0
August 2020                   6      0      0      0      0      4      0      0      0      0
August 2021                   1      0      0      0      0      0      0      0      0      0
August 2022                   0      0      0      0      0      0      0      0      0      0
August 2023                   0      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     7.09   5.88   5.09   4.46   4.12   7.05   5.85   5.06   4.40   4.05
Weighted Average Life to
   Call (years)(2)(3)      6.51   5.40   4.70   4.15   3.85   6.51   5.40   4.70   4.11   3.80

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                       CLASS M-7                          CLASS M-8
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100    100    100    100    100    100    100
August 2009                 100    100    100    100    100    100    100    100    100    100
August 2010                  84     68     55     40     28     84     68     55     40     28
August 2011                  65     49     37     25     16     65     49     37     25     16
August 2012                  50     36     25     15      9     50     36     25     15      2
August 2013                  38     26     17     10      0     38     26     17      5      0
August 2014                  30     19     12      0      0     30     19     12      0      0
August 2015                  23     14      7      0      0     23     14      0      0      0
August 2016                  18     10      0      0      0     18      7      0      0      0
August 2017                  14      3      0      0      0     14      0      0      0      0
August 2018                  11      0      0      0      0     10      0      0      0      0
August 2019                   7      0      0      0      0      0      0      0      0      0
August 2020                   0      0      0      0      0      0      0      0      0      0
August 2021                   0      0      0      0      0      0      0      0      0      0
August 2022                   0      0      0      0      0      0      0      0      0      0
August 2023                   0      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     7.00   5.80   5.02   4.36   3.98   6.92   5.74   4.95   4.29   3.92
Weighted Average Life to
   Call (years)(2)(3)      6.51   5.40   4.69   4.10   3.76   6.51   5.40   4.68   4.08   3.73

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                       CLASS M-9                         CLASS M-10
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100    100    100    100    100    100    100
August 2009                 100    100    100    100    100    100    100    100    100    100
August 2010                  84     68     55     40     28     84     68     55     40     28
August 2011                  65     49     37     25     16     65     49     37     25     11
August 2012                  50     36     25     15      0     50     36     25      9      0
August 2013                  38     26     17      0      0     38     26     17      0      0
August 2014                  30     19      4      0      0     30     19      0      0      0
August 2015                  23     14      0      0      0     23      1      0      0      0
August 2016                  18      0      0      0      0     18      0      0      0      0
August 2017                  14      0      0      0      0      *      0      0      0      0
August 2018                   0      0      0      0      0      0      0      0      0      0
August 2019                   0      0      0      0      0      0      0      0      0      0
August 2020                   0      0      0      0      0      0      0      0      0      0
August 2021                   0      0      0      0      0      0      0      0      0      0
August 2022                   0      0      0      0      0      0      0      0      0      0
August 2023                   0      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     6.82   5.66   4.88   4.24   3.83   6.71   5.56   4.80   4.15   3.77
Weighted Average Life to
   Call (years)(2)(3)      6.51   5.40   4.68   4.08   3.68   6.51   5.40   4.68   4.05   3.68

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                      CLASS M-11
                                  PREPAYMENT SCENARIO
                           --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100
August 2007                 100    100    100    100    100
August 2008                 100    100    100    100    100
August 2009                 100    100    100    100    100
August 2010                  84     68     55     40     28
August 2011                  65     49     37     24      0
August 2012                  50     36     25      0      0
August 2013                  38     26      2      0      0
August 2014                  30      7      0      0      0
August 2015                  19      0      0      0      0
August 2016                   3      0      0      0      0
August 2017                   0      0      0      0      0
August 2018                   0      0      0      0      0
August 2019                   0      0      0      0      0
August 2020                   0      0      0      0      0
August 2021                   0      0      0      0      0
August 2022                   0      0      0      0      0
August 2023                   0      0      0      0      0
August 2024                   0      0      0      0      0
August 2025                   0      0      0      0      0
August 2026                   0      0      0      0      0
August 2027                   0      0      0      0      0
August 2028                   0      0      0      0      0
August 2029                   0      0      0      0      0
August 2030                   0      0      0      0      0
August 2031                   0      0      0      0      0
August 2032                   0      0      0      0      0
August 2033                   0      0      0      0      0
August 2034                   0      0      0      0      0
August 2035                   0      0      0      0      0
August 2036                   0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     6.50   5.40   4.67   4.03   3.67
Weighted Average Life to
   Call  (years)(2)(3)     6.47   5.37   4.64   4.02   3.65

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

LAST SCHEDULED DISTRIBUTION DATE

     The last scheduled Distribution Date for each class of Pool I Offered Certificates is the Distribution Date in August 2036.

     The last scheduled Distribution Date for each class of Pool I Offered Certificates is the date on which the initial Certificate Principal Balance set forth on the cover page of this free writing prospectus supplement for that class would be reduced to zero. The last scheduled Distribution Dates for all classes have been calculated as the Distribution Date occurring in the month following the latest maturity date of any pool I mortgage loan.

     Since the rate of distributions in reduction of the Certificate Principal Balance of each class of Pool I Offered Certificates will depend on the rate of payment (including prepayments) of the Pool I mortgage loans, the Certificate Principal Balance of each such class could be reduced to zero significantly earlier than the last scheduled Distribution Date. The rate of payments on the pool I mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the pool I mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives" above and "Yield Considerations" in the prospectus.

                   POOL II PREPAYMENT AND YIELD CONSIDERATIONS

STRUCTURING ASSUMPTIONS

     Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this free writing prospectus supplement with respect to the pool II mortgage loans (the "POOL II PREPAYMENT ASSUMPTION") assumes a prepayment rate of 100% of the Fixed-Rate Prepayment Vector. With respect to the pool II mortgage loans, A "FIXED-RATE PREPAYMENT VECTOR" assumes a constant prepayment rate ("CPR") of 15% per annum of the then unpaid principal balance of such mortgage loans in the first month of the life of such mortgage loans and an additional approximately 1.81818% per annum in each month thereafter until the 12th month. Beginning in the 12th month and in each month thereafter during the life of such mortgage loans, such prepayment vector assumes a CPR of 35%. The model does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the pool II mortgage loans to be included in the trust fund.

     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual pool II mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Certificate Principal Balances outstanding and weighted average lives of the Pool II Offered Certificates set forth in the tables. In addition, since the actual pool II mortgage loans in the trust fund have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal on the Pool II Offered Certificates may be made earlier or later than as indicated in the tables.

     Unless otherwise specified, the information in the tables in this free writing prospectus supplement with respect to the pool II mortgage loans has been prepared on the basis of the following assumed characteristics of the pool II mortgage loans and the following additional assumptions, which collectively are the structuring assumptions ("POOL II STRUCTURING ASSUMPTIONS"):

     - the closing date for the Pool II Certificates occurs on August 3, 2006;

     - distributions on the Pool II Certificates are made on the 25th day of each month, commencing in September 2006, regardless if such day is a business day, in accordance with the priorities described in this free writing prospectus supplement;

     - the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Pool II Prepayment Assumption as stated in the table under "Prepayment Scenarios" below;

     - the optional termination with respect to the Pool II mortgage loans is not exercised (except with respect to the weighted average life to call, in which case a 10% optional cleanup call is assumed);

     -    prepayments include 30 days' interest on the related mortgage loan;

     - the Pool II Overcollateralization Target Amount is initially as specified in this free writing prospectus supplement and thereafter decreases in accordance with the provisions in this free writing prospectus supplement;

     -    One-Month LIBOR remains constant at 5.40% per annum;

     - the aggregate Expense Fee Rate per annum on the pool II mortgage loans is equal to 0.5135% per annum;

     - no delinquencies or defaults in the payment by mortgagors of principal of and interest on the pool II mortgage loans are experienced;

     - scheduled payments on the pool II mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

     - prepayments are received on the last day of each month, commencing in August 2006;

     -    75% of the prepayment penalties are paid to the Class SL-B1
          Certificates;

     - the initial Certificate Principal Balance of each class of Pool II Certificates is as set forth on the cover page of this free writing prospectus supplement;

     -    no Pool II Swap Termination payment is made;

     - the amount in the Interest Coverage Account on the Closing Date with respect to the Pool II Certificates is $43,764.62;

     - interest accrues on each class of Pool II Certificates at the applicable Pass-through Rate set forth or described in this free writing prospectus supplement;

     - the Pool II Stepdown Date occurs on the earlier of (i) the first Distribution Date immediately succeeding the Distribution Date on which the aggregate Certificate Principal Balance of the Class SL-A Certificates has been reduced to zero and (ii) the later to occur of
          (A) the Distribution Date occurring in September 2009 and (B) the first Distribution Date on which the Pool II Senior Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to distribution of the Pool II Principal Distribution Amount to the holders of the Pool II Certificates then entiteld to distributions of principal on such Distribution Date) is greater than or equal to 74.50%;

     - the margin for each class of Pool II Offered Certificates on or prior to the first possible optional clean-up call with respect to the pool II mortgage loans is exercisable are as follows: for the Class SL-A Certificates, 0.200%; for the Class SL-M1 Certificates, 0.420%; for the Class SL-M2 Certificates, 0.470%; for the Class SL-M3 Certificates, 0.520%; for the Class SL-M4 Certificates,

          0.620%; for the Class SL-M5 Certificates, 0.720%; for the Class SL-M6 Certificates, 0.800%; for the Class SL-M7 Certificates, 1.500%; for the Class SL-M8 Certificates, 1.700%; and for the Class SL-M9 Certificates, 2.500%;

     - the pass through rate for the Class SL-B1 Certificates on or prior to the first possible optional clean-up call with respect to the pool II mortgage loans is exercisable is 6.500%;

     - the margin for each class of Pool II Offered Certificates after the first possible optional clean-up call with respect to the pool II mortgage loans is exercisable are as follows: for the Class SL-A Certificates, 0.400%; for the Class SL-M1 Certificates, 0.630%; for the Class SL-M2 Certificates, 0.705%; for the Class SL-M3 Certificates, 0.780%; for the Class SL-M4 Certificates, 0.930%; for the Class SL-M5 Certificates, 1.080%; for the Class SL-M6 Certificates, 1.200%; for the Class SL-M7 Certificates, 2.250%; for the Class SL-M8 Certificates, 2.550%; and for the Class SL-M9 Certificates, 3.750%;

     - the pass through rate for the Class SL-B1 Certificates after the first possible optional clean-up call with respect to the pool II mortgage loans is exercisable is 7.000%; and

     - the assumed pool II mortgage loans have the approximate characteristics described below:

                  ASSUMED POOL II MORTGAGE LOAN CHARACTERISTICS

                                                                  ORIGINAL                      ORIGINAL
                    REMAINING                                     INTEREST                     PREPAYMENT       PREPAYMENT
   PRINCIPAL     AMORTIZATION TERM   LOAN AGE   REMAINING TERM   ONLY TERM   GROSS MORTGAGE   PENALTY TERM     PENALTY TERM
  BALANCE ($)        (MONTHS)        (MONTHS)     (MONTHS)        (MONTHS)       RATE (%)       (MONTHS)        DESCRIPTION
--------------   -----------------   --------   --------------    --------   --------------   ------------   ----------------
     93,460.88           56              4            N/A            0           12.7515            0                   NOPPP
     43,245.73           57              3            N/A            0           12.7306           24              HE6MO80PCT
     25,805.40           56              4            N/A            0           11.9900           36              HE6MO80PCT
  1,019,745.25          117              3            N/A            0           12.1554            0                   NOPPP
    110,143.12          118              2            N/A            0           12.6362           12              HE6MO80PCT
     32,614.93          115              5            N/A            0           11.3015           24               HE2PCTPPM
    602,110.77          118              2            N/A            0           11.3321           24              HE6MO80PCT
    325,676.31          118              2            N/A            0           12.0106           36              HE6MO80PCT
  5,070,171.45          178              2            N/A            0           12.0119            0                   NOPPP
     53,699.99          178              2            N/A            0           12.7750           12               HE2PCTPPM
    185,948.66          178              2            N/A            0           11.7053           12              HE6MO80PCT
    284,882.83          178              2            N/A            0           11.9603           24               HE1PCTPPM
    280,683.38          178              2            N/A            0           12.3013           24               HE2PCTPPM
  1,534,145.36          178              2            N/A            0           11.8231           24              HE6MO80PCT
    229,841.02          178              2            N/A            0           12.2566           36               HE1PCTPPM
     70,606.34          177              3            N/A            0           12.5761           36               HE2PCTPPM
    630,022.15          178              2            N/A            0           12.1671           36              HE6MO80PCT
    465,213.02          238              2            N/A            0           12.3446            0                   NOPPP
     25,574.55          238              2            N/A            0           12.1250           24               HE1PCTPPM
    316,474.59          238              2            N/A            0           11.9270           24              HE6MO80PCT
    103,373.74          238              2            N/A            0           12.6314           36              HE6MO80PCT
122,923,867.21          358              2            N/A            0           11.5747            0                   NOPPP
    160,384.52          359              1            N/A            0           11.5652           12              HE2MO67PCT
  1,056,037.74          358              2            N/A            0           11.4078           12               HE2PCTPPM
 20,756,440.09          358              2            N/A            0           11.2656           12              HE6MO80PCT
  2,176,032.54          357              3            N/A            0           11.7405           24               HE1PCTPPM
     93,060.22          358              2            N/A            0           12.0233           24        HE1YR3PCT2YR2PCT
  1,192,066.68          358              2            N/A            0           11.6648           24              HE2MO67PCT
     94,362.38          358              2            N/A            0           11.6554           24              HE2MO80PCT
 10,656,298.27          358              2            N/A            0           11.5648           24               HE2PCTPPM
 87,178,600.57          358              2            N/A            0           11.4046           24              HE6MO80PCT
  1,769,634.20          358              2            N/A            0           11.6366           36               HE1PCTPPM
     37,039.53          357              3            N/A            0            9.9250           36        HE1YR3PCT2YR2PCT
    105,380.77          356              4            N/A            0           10.2577           36              HE2MO67PCT
     92,905.63          358              2            N/A            0           10.7537           36              HE2MO80PCT
  2,861,510.49          358              2            N/A            0           11.6749           36               HE2PCTPPM
 25,159,588.71          358              2            N/A            0           11.3065           36              HE6MO80PCT

Prepayment Penalty Description Definitions

HE1PCTPPM

HE1YR3PCT2YR2PCT   If partial or full prepayment is made within the prepayment penalty term window, then the borrower will pay a charge of
                   3% interest on the amount prepaid within the 1st year and 2%
                   the 2nd year.

HE2MO67PCT         If more than 33% of the original principal amount of this
                   note is prepaid within the prepayment penalty term window, then the borrower will pay a charge of 2 months interest on the amount prepaid which is in excess of 33%.

HE2MO80PCT         If more than 20% of the original principal amount of this
                   note is prepaid within the prepayment penalty term window, then the borrower will pay a charge of 2 months interest on the amount prepaid which is in excess of 20%.

HE2PCTPPM          If 100% of the original principal amount of this note is
                   prepaid within the prepayment penalty term window, then the borrower will pay a charge of 2% interest on 100% of the
                   amount prepaid.

HE6MO80PCT         If more than 20% of the original principal amount of this
                   note is prepaid within the prepayment penalty term window, then the borrower will pay a charge of 6 months interest on the amount prepaid which is in excess of 20%.

NOPPP              No Prepayment Penalty Charges.

     While it is assumed that each of the pool II mortgage loans prepays at the specified constant percentages of the Pool II Prepayment Assumption, this is not likely to be the case.

DEFAULTS IN DELINQUENT PAYMENTS

     The yield to maturity of the Pool II Offered Certificates, and particularly the Pool II Subordinate Certificates, will be sensitive to defaults on the pool II mortgage loans. If a purchaser of a Pool II Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the Pool II Offered Certificates will not receive reimbursement for Pool II Applied Realized Loss Amounts applied to their certificates, except as set forth herein and to the extent of Subsequent Recoveries. See "Description of the Certificates--Distributions of Interest and Principal for Pool II" in this free writing prospectus supplement. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the pool II mortgage loans. Because the pool II mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Freddie Mac standards.

     The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. While the depositor expects that the servicer will be able to commence foreclosure proceedings on the mortgaged properties, when necessary and appropriate, public recording officers and others in the mortgage industry, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the Mortgaged Properties could result. Those delays and additional costs could in turn delay the distribution of net Liquidation Proceeds to the certificateholders and increase the amount of Realized Losses on the mortgage loans. In addition, if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any mortgage loan from registration on the MERS(R) System and to arrange for the assignment of the related mortgages to the trustee, then any related expenses shall be reimbursable by the Issuing Entity to the servicer, which will reduce the amount available to pay principal of and interest on the outstanding class or classes of certificates with a Certificate Principal Balance greater than zero with the lowest payment priorities. For additional information regarding the recording of mortgages in the name of MERS see "The Mortgage Loan Pools--General" in this free writing prospectus supplement.

PREPAYMENT CONSIDERATIONS AND RISKS

     The rate of principal payments on the Pool II Offered Certificates, the aggregate amount of distributions on the Pool II Offered Certificates and the yields to maturity of the Pool II Offered Certificates will be related to the rate and timing of payments of principal on the Pool II mortgage loans. The rate of principal payments on the Pool II mortgage loans will in turn be affected by the amortization schedules of the Pool II mortgage loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, as described in this free writing prospectus supplement. Because certain of the Pool II mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pools" in this free writing prospectus supplement.

     Prepayments, liquidations and purchases of the Pool II mortgage loans (including any optional repurchase of the remaining Pool II mortgage loans in the trust fund in connection with the termination of the trust fund with respect to the Pool II mortgage loans, in each case as described in this free writing prospectus supplement) will result in distributions on the Pool II Offered Certificates of principal amounts which would otherwise be distributed over the remaining respective terms of the Pool II mortgage loans. Since the rate of payment of principal on the Pool II mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Pool II Offered Certificates may vary from the anticipated yield will depend upon the degree to which that Pool II Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that Pool II Offered Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any Pool II Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any Pool II Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the pool II mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

     The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the pool II mortgage loans, the pool II mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the pool II mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Pool II mortgage loans in stable or changing interest rate environments.

     The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Pool II Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

     When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest, a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related Due Date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that Due Date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

     To the extent that the amount of Pool II Compensating Interest is insufficient to cover the deficiency in interest distributable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the Pool II Offered Certificates, pro rata, according to the amount of interest to which each class of such certificates would otherwise be entitled in reduction of that amount.

     The Pass-through Rate for each class of floating rate Pool II Offered Certificates may be calculated by reference to the adjusted net mortgage rates of the pool II mortgage loans. If the pool II mortgage loans bearing higher mortgage rates were to prepay, the weighted average adjusted net mortgage rate would be lower than otherwise would be the case. If the sum of One-Month LIBOR plus the applicable pass-through margin for a class or classes of Pool II Offered Certificates were to be higher than the Pool II Net WAC Rate, the Pass-through Rate on the related Pool II Offered Certificates would be lower than otherwise would be the case. Although holders of the Pool II Offered Certificates are entitled to receive any Pool II Net WAC Rate Carryover Amount from and to the extent of funds available in the Pool II Net WAC Rate Carryover Reserve Account including any Pool II Swap Agreement Payments, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Pool II Offered Certificates do not address the likelihood of the payment of any Pool II Net WAC Rate Carryover Amount.

     The Pool II mortgage loans consist entirely of second lien mortgage loans. The prepayment experience of such mortgage loans will likely differ from that of mortgage loans secured by first liens. The smaller principal balances of second lien mortgage loans relative to the principal balances of first lien mortgage loans may reduce the perceived benefits of refinancing. In addition, the reduced equity in the related mortgaged property due to the existence of a second lien mortgage loan may reduce the opportunities for refinancing. The reduced opportunity for refinancing may result in a greater rate of default and will likely result in a greater severity of loss following default. On the other hand, many borrowers do not view second lien mortgage loans as permanent financing and may be more inclined to prepay those mortgage loans as a result. We cannot assure you as to the prepayment experience of any of the Pool II mortgage loans.

POOL II OVERCOLLATERALIZATION PROVISIONS

     The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Pool II Offered Certificates and consequently the yields to maturity of those certificates. Unless and until the Pool II Overcollateralized Amount equals the Pool II Overcollateralization Target Amount, Pool II Excess Cashflow will be applied as distributions of principal of the class or classes of Pool II certificates then entitled to distributions of principal, thus reducing the weighted average lives of those certificates. The actual Pool II Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Pool II Excess Cashflow. Following the closing date, there can be no assurance as to when or whether the Pool II Overcollateralized Amount will equal the Pool II Overcollateralization Target Amount.

     Pool II Excess Cashflow generally is a function of the excess of interest collected or advanced on the Pool II mortgage loans over the interest required to distribute interest on the Pool II Offered Certificates and expenses at the Expense Fee Rate. Such excess interest will be reduced as a result of realized losses on the pool II mortgage loans. Pool II mortgage loans with higher adjusted net mortgage rates will contribute more interest to the Pool II Excess Cashflow. Mortgage loans with higher adjusted net mortgage rates may prepay faster than mortgage loans with relatively lower adjusted net mortgage rates in response to a given change in market interest rates. Any disproportionate prepayments of pool II mortgage loans with higher adjusted net mortgage rates may adversely affect the amount of Pool II Excess Cashflow available to make accelerated distributions of principal to the Pool II Offered Certificates.

     As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Pool II Offered Certificates may vary significantly over time and from class to class.

POOL II SUBORDINATE CERTIFICATES

     The Pool II Subordinate Certificates provide credit enhancement for the Pool II certificates that have a higher distribution priority, and each such class may absorb losses on the pool II mortgage loans. The weighted average lives of, and the yields to maturity on, the Pool II Subordinate Certificates, in reverse order of their relative distribution priorities, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the pool II mortgage loans. If the actual rate and severity of losses on the pool II mortgage loans is higher than those assumed by a holder of a Pool II Subordinate Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the pool II mortgage loans will reduce the Certificate Principal Balance of each such class of Pool II Subordinate Certificates then outstanding with the lowest relative distribution priority if and to the extent that the aggregate Certificate Principal Balance of all classes of Pool II certificates, following all distributions on a

Distribution Date, exceed the aggregate Stated Principal Balance of the Pool II mortgage loans. As a result of such a reduction of the Certificate Principal Balance of a class of Pool II Subordinate Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

     The Pool II Principal Remittance Amount includes the net proceeds in respect of principal received upon the liquidation of a related Pool II mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated pool II mortgage loan, the aggregate Stated Principal Balance of the Pool II mortgage loans will decline more than the aggregate Certificate Principal Balance of the Pool II Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the related overcollateralization or excess interest, the class of Pool II Subordinate Certificates then outstanding with the lowest relative distribution priority will bear such loss. In addition, the Pool II Subordinate Certificates will not be entitled to any principal distributions prior to the Pool II Stepdown Date or during the continuation of a Pool II Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Pool II Trigger Event may be based on the delinquency, as opposed to the loss experience on the pool II mortgage loans, a holder of a Pool II Subordinate Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the pool II mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the Pool II Senior Certificates, depending on the timing of realized losses, the Pool II Subordinate Certificates may bear a disproportionate percentage of the realized losses on the pool II mortgage loans.

     For all purposes, the Class SL-B1 Certificates will have the lowest distribution priority of any class of Pool II Subordinate Certificates.

WEIGHTED AVERAGE LIVES

     The weighted average life of a certificate is determined by (a) multiplying the amount of the reduction, if any, of the Certificate Principal Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Certificate Principal Balance of the certificate referred to in clause (a).

     For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield Considerations" in the prospectus.

     In general, the weighted average lives of the Pool II Offered Certificates will be shortened if the level of prepayments of principal of the pool II mortgage loans increases. However, the weighted average lives of the Pool II Offered Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of Pool II certificates. See "Description of the Certificates--Distributions of Interest and Principal for Pool II" in this free writing prospectus supplement.

     The interaction of the foregoing factors may have different effects on the various classes of Pool II Offered Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Pool II Offered Certificates. Further, to the extent the prices of the Pool II Offered Certificates represent discounts or premiums to their respective original Certificate Principal Balances, variability in the weighted average lives of those classes of certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of certificates may be affected at various constant percentages of the Pool II Prepayment Assumption, see "--Pool II Decrement Tables" below.

POOL II DECREMENT TABLES

     The following tables indicate the percentages of the initial Certificate Principal Balances of the classes of Pool II Offered Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Pool II Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Pool II Structuring Assumptions. It is not likely that (i) all of the pool II mortgage loans will have the characteristics assumed, (ii) all of the pool II mortgage loans will prepay at the constant percentages of the applicable Pool II Prepayment Assumption specified in the tables or at any other constant rate or (iii) all of the pool II mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and mortgage rates of the pool II mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Pool II Prepayment Assumption, even if the weighted average remaining term to maturity of the pool II mortgage loans are consistent with the remaining terms to maturity of the pool II mortgage loans specified in the Pool II Structuring Assumptions.

POOL II PREPAYMENT SCENARIOS

SCENARIO   SCENARIO   SCENARIO   SCENARIO   SCENARIO
    I         II         III        IV          V
--------   --------   --------   --------   --------
   70%        85%       100%       120%       140%

(1)  Percentage of Pool II Prepayment Assumption.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                      CLASS SL-A
                                  PREPAYMENT SCENARIO
                           --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100
August 2007                  64     57     51     42     34
August 2008                  34     23     13      1      0
August 2009                  11      0      0      0      0
August 2010                  11      0      0      0      0
August 2011                  10      0      0      0      0
August 2012                   7      0      0      0      0
August 2013                   5      0      0      0      0
August 2014                   4      0      0      0      0
August 2015                   3      0      0      0      0
August 2016                   2      0      0      0      0
August 2017                   2      0      0      0      0
August 2018                   1      0      0      0      0
August 2019                   1      0      0      0      0
August 2020                   1      0      0      0      0
August 2021                   *      0      0      0      0
August 2022                   *      0      0      0      0
August 2023                   *      0      0      0      0
August 2024                   0      0      0      0      0
August 2025                   0      0      0      0      0
August 2026                   0      0      0      0      0
August 2027                   0      0      0      0      0
August 2028                   0      0      0      0      0
August 2029                   0      0      0      0      0
August 2030                   0      0      0      0      0
August 2031                   0      0      0      0      0
August 2032                   0      0      0      0      0
August 2033                   0      0      0      0      0
August 2034                   0      0      0      0      0
August 2035                   0      0      0      0      0
August 2036                   0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     2.17   1.40   1.21   1.03   0.90
Weighted Average Life to
   Call (years)(2)(3)      2.05   1.40   1.21   1.03   0.90

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                      CLASS SL-M1                        CLASS SL-M2
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100     71    100    100    100    100    100
August 2009                 100     90     94     75     71    100    100    100    100     76
August 2010                  87     90     94     75     57     67    100     90     43     16
August 2011                  50     90     90     53     29     50     81     25     14      8
August 2012                  38     90     58     30     14     38     26     16      8      4
August 2013                  28     63     37     17      7     28     17     10      5      2
August 2014                  21     44     24     10      *     21     12      7      3      0
August 2015                  16     30     15      6      0     16      8      4      *      0
August 2016                  12     21     10      0      0     12      6      3      0      0
August 2017                   9     14      6      0      0      9      4      1      0      0
August 2018                   6     10      1      0      0      6      3      0      0      0
August 2019                   5      7      0      0      0      5      2      0      0      0
August 2020                   3      3      0      0      0      3      0      0      0      0
August 2021                   3      0      0      0      0      3      0      0      0      0
August 2022                   2      0      0      0      0      2      0      0      0      0
August 2023                   *      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     6.37   8.16   6.89   5.16   4.18   6.24   6.22   5.14   4.36   3.64
Weighted Average Life to
   Call (years)(2)(3)      5.75   6.31   5.33   3.90   3.18   5.62   5.73   4.73   4.02   3.37

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                      CLASS SL-M3                        CLASS SL-M4
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100    100    100    100    100    100    100
August 2009                 100    100    100     98     31    100    100    100     43     31
August 2010                  67    100     38     25     16     67     95     38     25     16
August 2011                  50     36     25     14      8     50     36     25     14      8
August 2012                  38     25     16      8      4     38     25     16      8      4
August 2013                  28     17     10      5      2     28     17     10      5      *
August 2014                  21     12      7      3      0     21     12      7      3      0
August 2015                  16      8      4      0      0     16      8      4      0      0
August 2016                  12      6      3      0      0     12      6      3      0      0
August 2017                   9      4      0      0      0      9      4      0      0      0
August 2018                   6      3      0      0      0      6      3      0      0      0
August 2019                   5      1      0      0      0      5      0      0      0      0
August 2020                   3      0      0      0      0      3      0      0      0      0
August 2021                   3      0      0      0      0      3      0      0      0      0
August 2022                   1      0      0      0      0      0      0      0      0      0
August 2023                   0      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     6.19   5.71   4.74   3.94   3.29   6.16   5.51   4.58   3.78   3.16
Weighted Average Life to
   Call (years)(2)(3)      5.58   5.22   4.33   3.61   3.02   5.56   5.03   4.17   3.45   2.89

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                      CLASS SL-M5                        CLASS SL-M6
                                  PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
                           --------------------------------   --------------------------------
DISTRIBUTION DATE            I     II     III    IV      V      I     II     III    IV      V
-----------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Initial Percentage          100    100    100    100    100    100    100    100    100    100
August 2007                 100    100    100    100    100    100    100    100    100    100
August 2008                 100    100    100    100    100    100    100    100    100    100
August 2009                 100    100    100     43     31    100    100     92     43     31
August 2010                  67     51     38     25     16     67     51     38     25     16
August 2011                  50     36     25     14      8     50     36     25     14      8
August 2012                  38     25     16      8      4     38     25     16      8      4
August 2013                  28     17     10      5      0     28     17     10      5      0
August 2014                  21     12      7      3      0     21     12      7      2      0
August 2015                  16      8      4      0      0     16      8      4      0      0
August 2016                  12      6      3      0      0     12      6      1      0      0
August 2017                   9      4      0      0      0      9      4      0      0      0
August 2018                   6      3      0      0      0      6      2      0      0      0
August 2019                   5      0      0      0      0      5      0      0      0      0
August 2020                   3      0      0      0      0      3      0      0      0      0
August 2021                   3      0      0      0      0      *      0      0      0      0
August 2022                   0      0      0      0      0      0      0      0      0      0
August 2023                   0      0      0      0      0      0      0      0      0      0
August 2024                   0      0      0      0      0      0      0      0      0      0
August 2025                   0      0      0      0      0      0      0      0      0      0
August 2026                   0      0      0      0      0      0      0      0      0      0
August 2027                   0      0      0      0      0      0      0      0      0      0
August 2028                   0      0      0      0      0      0      0      0      0      0
August 2029                   0      0      0      0      0      0      0      0      0      0
August 2030                   0      0      0      0      0      0      0      0      0      0
August 2031                   0      0      0      0      0      0      0      0      0      0
August 2032                   0      0      0      0      0      0      0      0      0      0
August 2033                   0      0      0      0      0      0      0      0      0      0
August 2034                   0      0      0      0      0      0      0      0      0      0
August 2035                   0      0      0      0      0      0      0      0      0      0
August 2036                   0      0      0      0      0      0      0      0      0      0
Weighted Average Life to
   Maturity (years)(2)     6.14   5.38   4.48   3.69   3.07   6.12   5.29   4.41   3.62   3.01
Weighted Average Life to
   Call (years)(2)(3)      5.54   4.91   4.08   3.36   2.81   5.53   4.82   4.01   3.30   2.76

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                    CLASS SL-M7                   CLASS SL-M8
                                PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                           ----------------------------  ----------------------------
DISTRIBUTION DATE            I    II    III   IV     V     I    II    III   IV     V
-----------------          ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
Initial Percentage          100   100   100   100   100   100   100   100   100   100
August 2007                 100   100   100   100   100   100   100   100   100   100
August 2008                 100   100   100   100   100   100   100   100   100    73
August 2009                 100   100    59    43    31   100   100    59    43    31
August 2010                  67    51    38    25    16    67    51    38    25    16
August 2011                  50    36    25    14     8    50    36    25    14     8
August 2012                  38    25    16     8     4    38    25    16     8     4
August 2013                  28    17    10     5     0    28    17    10     5     0
August 2014                  21    12     7     0     0    21    12     7     0     0
August 2015                  16     8     4     0     0    16     8     4     0     0
August 2016                  12     6     0     0     0    12     6     0     0     0
August 2017                   9     4     0     0     0     9     4     0     0     0
August 2018                   6     0     0     0     0     6     0     0     0     0
August 2019                   5     0     0     0     0     5     0     0     0     0
August 2020                   3     0     0     0     0     1     0     0     0     0
August 2021                   0     0     0     0     0     0     0     0     0     0
August 2022                   0     0     0     0     0     0     0     0     0     0
August 2023                   0     0     0     0     0     0     0     0     0     0
August 2024                   0     0     0     0     0     0     0     0     0     0
August 2025                   0     0     0     0     0     0     0     0     0     0
August 2026                   0     0     0     0     0     0     0     0     0     0
August 2027                   0     0     0     0     0     0     0     0     0     0
August 2028                   0     0     0     0     0     0     0     0     0     0
August 2029                   0     0     0     0     0     0     0     0     0     0
August 2030                   0     0     0     0     0     0     0     0     0     0
August 2031                   0     0     0     0     0     0     0     0     0     0
August 2032                   0     0     0     0     0     0     0     0     0     0
August 2033                   0     0     0     0     0     0     0     0     0     0
August 2034                   0     0     0     0     0     0     0     0     0     0
August 2035                   0     0     0     0     0     0     0     0     0     0
August 2036                   0     0     0     0     0     0     0     0     0     0
Weighted Average Life to
   Maturity (years)(2)     6.10  5.22  4.35  3.56  2.97  6.07  5.16  4.31  3.52  2.93
Weighted Average Life to
   Call (years)(2)(3)      5.53  4.76  3.97  3.25  2.72  5.52  4.72  3.93  3.22  2.69

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

         PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING(1)

                                    CLASS SL-M9                   CLASS SL-B1
                                PREPAYMENT SCENARIO           PREPAYMENT SCENARIO
                           ----------------------------  ----------------------------
DISTRIBUTION DATE            I    II    III   IV     V     I    II    III   IV     V
-----------------          ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
Initial Percentage          100   100   100   100   100   100   100   100   100   100
August 2007                 100   100   100   100   100    71    72    73    74    70
August 2008                 100   100   100   100    61     0     0     0     0     0
August 2009                 100   100    59    43    31     0     0     0     0     0
August 2010                  67    51    38    25    16     0     0     0     0     0
August 2011                  50    36    25    14     8     0     0     0     0     0
August 2012                  38    25    16     8     *     0     0     0     0     0
August 2013                  28    17    10     5     0     0     0     0     0     0
August 2014                  21    12     7     0     0     0     0     0     0     0
August 2015                  16     8     2     0     0     0     0     0     0     0
August 2016                  12     6     0     0     0     0     0     0     0     0
August 2017                   9     *     0     0     0     0     0     0     0     0
August 2018                   6     0     0     0     0     0     0     0     0     0
August 2019                   5     0     0     0     0     0     0     0     0     0
August 2020                   0     0     0     0     0     0     0     0     0     0
August 2021                   0     0     0     0     0     0     0     0     0     0
August 2022                   0     0     0     0     0     0     0     0     0     0
August 2023                   0     0     0     0     0     0     0     0     0     0
August 2024                   0     0     0     0     0     0     0     0     0     0
August 2025                   0     0     0     0     0     0     0     0     0     0
August 2026                   0     0     0     0     0     0     0     0     0     0
August 2027                   0     0     0     0     0     0     0     0     0     0
August 2028                   0     0     0     0     0     0     0     0     0     0
August 2029                   0     0     0     0     0     0     0     0     0     0
August 2030                   0     0     0     0     0     0     0     0     0     0
August 2031                   0     0     0     0     0     0     0     0     0     0
August 2032                   0     0     0     0     0     0     0     0     0     0
August 2033                   0     0     0     0     0     0     0     0     0     0
August 2034                   0     0     0     0     0     0     0     0     0     0
August 2035                   0     0     0     0     0     0     0     0     0     0
August 2036                   0     0     0     0     0     0     0     0     0     0
Weighted Average Life to
   Maturity (years)(2)     6.05  5.11  4.27  3.48  2.91  1.15  1.14  1.14  1.13  1.13
Weighted Average Life to
   Call (years)(2)(3)      5.51  4.69  3.91  3.19  2.68  1.15  1.14  1.14  1.13  1.13

----------
(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the certificate principal balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

* Indicates an outstanding balance greater than 0.0% and less than 0.5% of the initial Certificate Principal Balance.

LAST SCHEDULED DISTRIBUTION DATE

     The last scheduled Distribution Date for each class of Pool II Offered Certificates is the Distribution Date in August 2036.

     The last scheduled Distribution Date for each class of Pool II Offered Certificates is the date on which the initial Certificate Principal Balance set forth on the cover page of this free writing prospectus supplement for that class would be reduced to zero. The last scheduled Distribution Dates for all classes have been calculated as the Distribution Date occurring in the month following the latest maturity date of any pool II mortgage loan.

     Since the rate of distributions in reduction of the Certificate Principal Balance of each class of Pool II Offered Certificates will depend on the rate of payment (including prepayments) of the Pool II mortgage loans, the Certificate Principal Balance of each such class could be reduced to zero significantly earlier than the last scheduled Distribution Date. The rate of payments on the pool II mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the pool II mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives" above and "Yield Considerations" in the prospectus.

                   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

     The discussion in this section and in the section "Material Federal Income Tax Considerations" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this free writing prospectus supplement to the "CODE" and "SECTIONS" are to the Internal Revenue Code of 1986, as amended.

GENERAL

     The pooling and servicing agreement provides that certain segregated asset pools within the Issuing Entity (exclusive, among other things, of the Pool I Net WAC Rate Carryover Reserve Account, the Pool II Net WAC Rate Carryover Reserve Account, the Pool I Swap Account, the Pool II Swap Account, the Swap Agreements, the Interest Coverage Account and certain other assets specified in the pooling and servicing agreement) will comprise multiple REMICs (each, a "TRUST REMIC") organized in a tiered REMIC structure. Elections will be made to treat each of the related Trust REMICs as a REMIC for federal income tax purposes. The Class R Certificates represent ownership of the sole class of residual interest in one or more of the Trust REMICs. The Class RX Certificates represent ownership of the sole class of residual interest in the remaining Trust REMICs. Upon the issuance of the Offered Certificates, Hunton & Williams LLP ("TAX COUNSEL") will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, each Trust REMIC will qualify as a REMIC within the meaning of Section 860D of the Code.

TAXATION OF THE OFFERED CERTIFICATES

     For federal income tax purposes, a beneficial owner of an Offered Certificate will be treated as beneficially owning two assets: (i) a REMIC regular interest and (ii) the right to receive payments from the related Net WAC Rate Carryover Reserve Account or the related Swap Account in respect of the Net WAC Rate Carryover Amount (the "NOTIONAL PRINCIPAL CONTRACT ARRANGEMENT"). None of the Pool I or Pool II Net WAC Rate Carryover Reserve Accounts, the Pool I or Pool II Swap Accounts or the Pool I or Pool II Swap Agreements are assets of any Trust REMIC. The REMIC regular interest corresponding to an Offered Certificate (the "REGULAR INTEREST") will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Offered Certificate to which it corresponds, except that any Pool I Swap Termination Payment will be treated as being payable solely from Pool I Excess Cashflow otherwise distributable to the Class C Certificate and that any Pool II Swap Termination Payment will be treated as being payable solely from Pool II Excess Cashflow otherwise distributable to the Class SL-C Certificate. As a result of the foregoing, the amount of distributions on the Regular Interest corresponding to an Offered Certificate may exceed the actual amount of distributions on the Offered Certificate. Any payment on an Offered Certificate from the related Net WAC Rate Carryover Reserve Account or the related Swap Account will be deemed to have been paid pursuant to the Notional Principal Contract Arrangement. Consequently, each beneficial owner of an Offered Certificate will be required to report income accruing with respect to the Regular Interest component as discussed under "Material Federal Income Tax Considerations--REMIC Certificates" in the prospectus. In addition, each beneficial owner of an Offered Certificate will be required to report net income accruing with respect to the Notional Principal Contract Arrangement component and will be permitted to recognize a net deduction with respect to the Notional Principal Contract Arrangement component, subject to the discussion under "--The Notional Principal Contract Arrangement Component" below. Prospective investors should consult their own tax advisors regarding the consequences to them in light of their own particular circumstances of taxing separately the two components comprising each Offered Certificate.

     A beneficial owner of an Offered Certificate must allocate its purchase price for the certificate between its components - the Regular Interest component and the Notional Principal Contract

Arrangement component. To the extent the Notional Principal Contract Arrangement component has significant value, the Regular Interest component may be viewed as having been issued with an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Material Federal Income Tax Considerations--REMIC Certificates--Original Issue Discount" in the prospectus.

     Upon the sale, exchange, or other disposition of an Offered Certificate, the beneficial owner of the certificate must allocate the amount realized between the components of the Offered Certificate based on the relative fair market values of those components at the time of sale. The amount of the sale price allocated to the right to receive payments under the Notional Principal Contract Arrangement would be considered a "termination payment" under the regulations relating to notional principal contracts (the "NOTIONAL PRINCIPAL CONTRACT REGULATIONS") allocable to the related Offered Certificate, as the case may be. A holder of an Offered Certificate will have gain or loss from such a termination of the Notional Principal Contract Arrangement equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any amount paid (or deemed paid) upon entering into or acquiring its interest in the right to receive payments under the Notional Principal Contract Arrangement. Gain or loss realized upon the termination of the right to receive payments from the Notional Principal Contract Arrangement will generally be treated as capital gain or loss. Assuming that the Offered Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Notional Principal Contract Arrangement component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Material Federal Income Tax Considerations--REMIC Certificates--Gain or Loss on Disposition".

     Interest on the Regular Interest component of an Offered Certificate must be included in income by the beneficial owner of the Offered Certificate under the accrual method of accounting, regardless of the beneficial owner's regular method of accounting. In addition, the Regular Interest components of the Offered Certificates may be issued with OID. See "Material Federal Income Tax Considerations--REMIC Certificates--Original Issue Discount" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID and market discount, or the amortization of bond premium, if any, will be a rate equal to the respective percentages of the related Prepayment Assumptions under Scenario III, as set forth under "Prepayment and Yield Considerations--Prepayment Scenarios" in this free writing prospectus supplement. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the beneficial owner receives currently the cash attributable to such OID.

STATUS OF THE OFFERED CERTIFICATES

     The Regular Interest components of the Offered Certificates (but not the Notional Principal Contract Arrangement Components) will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association" and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the Issuing Entity, exclusive of any trust assets not included in any Trust REMIC, would be so treated. In addition, to the extent the Regular Interest component of an Offered Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. THE NOTIONAL PRINCIPAL CONTRACT ARRANGEMENT COMPONENTS OF THE OFFERED CERTIFICATES WILL NOT, HOWEVER, QUALIFY AS ASSETS DESCRIBED IN SECTION 7701(A)(19)(C) OF THE CODE OR AS REAL ESTATE ASSETS UNDER SECTION 856(C)(5)(B) OF THE CODE, OR AS QUALIFIED MORTGAGES UNDER SECTION 860G(A)(3) OF THE CODE.

THE NOTIONAL PRINCIPAL CONTRACT ARRANGEMENT COMPONENT

     As indicated above, a portion of the purchase price paid by a beneficial owner of an Offered Certificate to acquire the certificate will be attributable to the Notional Principal Contract Arrangement component of such certificate. The Trust Administrator will, as required by the pooling and servicing agreement, treat payments made to the holders of the Offered Certificates with respect to the Net WAC Rate Carryover Amount, as includible in income based on the Notional Principal Contract Regulations. The regulations governing OID provide that the Issuing Entity's allocation of the issue price is binding on all holders unless the holder explicitly discloses on its tax return that its allocation is different from the Issuing Entity's allocation. The Trust Administrator must separately treat the right to receive payments from the related Net WAC Rate Carryover Accounts or the related Swap Accounts as a distinct property right and may, as required by the pooling and servicing agreement, assign that right more than a de minimis value. Upon written request, the trust administrator will make available information regarding such amounts and values as has been provided to it.

     The portion of the overall purchase price of an Offered Certificate attributable to the Notional Principal Contract Arrangement component must be amortized over the life of the Notional Principal Contract Arrangement, taking into account the declining balance of the related Regular Interest component. The Notional Principal Contracts Regulations provide alternative methods for amortizing the purchase price of an interest rate cap contract. Under one method--the level yield or constant interest method--the price paid for an interest rate cap is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Treasury regulations have been promulgated under Section 1275 of the Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument. However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Code. Therefore, holders of the Offered Certificates will be unable to use the integration method provided for under such regulations with respect to those Certificates. If the Trust Administrator's treatment of payments of the Net WAC Rate Carryover Amount is respected, ownership of the right to the Net WAC Rate Carryover Amount will entitle the owner to amortize the price paid for the right to the Net WAC Rate Carryover Amount under the Notional Principal Contract Regulations. Beneficial owners of Offered Certificates should consult their own tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Notional Principal Contract Arrangement component of an Offered Certificate.

     Any payments made to a beneficial owner of an Offered Certificate in excess of the amounts payable on the corresponding Regular Interest will be treated as having been received as a payment on a notional principal contract. To the extent the sum of such periodic payments for any year exceeds that year's amortized cost of any Net WAC Rate Carryover Amounts, such excess represents net income for that year. Conversely, to the extent that the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess shall represent a net deduction for that year. Such excess should be treated as a periodic payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to any Net WAC Rate Carryover Amounts for such taxable year. Although not clear, net income or a net deduction with respect to the Net WAC Rate Carryover Amount should be treated as ordinary income or as an ordinary deduction. Holders of the Offered Certificates are advised to consult their own tax advisors regarding the tax characterization and timing issues relating to payments and obligations under the Notional Principal Contract Arrangement.

     A beneficial owner's ability to recognize a net deduction with respect to the Notional Principal Contract Arrangement component is limited under Sections 67 and 68 of the Code in the case of (i) estates and trusts and (ii) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect the Notional Principal Contract Arrangement component in computing the beneficial owner's alternative minimum tax liability.

     It is possible that the right to receive payments in respect of the Notional Principal Contract Arrangement could be treated as a partnership among the holders of all of the Certificates, in which case holders of such Certificates potentially would be subject to different timing of income and foreign holders of such Certificates could be subject to withholding in respect of any related Net WAC Rate Carryover Amount. Holders of the Offered Certificates are advised to consult their own tax advisors regarding the allocation of issue price, timing, character and source of income and deductions resulting from the ownership of their Certificates.

OTHER MATTERS

     For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Material Federal Income Tax Considerations--REMIC Certificates--Backup Withholding" and "--Taxation of Certain Foreign Holders of REMIC Certificates" in the prospectus.

                              STATE AND LOCAL TAXES

     The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Pool I Offered Certificates or Pool II Offered Certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the Pool I Offered Certificates or Pool II Offered Certificates should consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code impose certain requirements in connection with the investment of plan assets on employee benefit plans and on certain other plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which these plans, accounts or arrangements are invested, that are subject to Title I of ERISA or to Section 4975 of the Code ("PLANS") and on persons who are fiduciaries for those Plans and on persons who are deemed to hold the assets of such Plans.

     Some employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the fiduciary responsibility and prohibited transaction provisions of ERISA or the Code. However, such plans may be subject to the provisions of federal, state and local law that are substantially similar to the provisions of ERISA and the Code ("SIMILAR LAW"). Any of these plans that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons, referred to as "parties in interest" who have certain specified relationships to the Plan unless a statutory, regulatory or administrative exemption is available. Certain parties in interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory, regulatory or administrative exemption is available. These prohibited transactions generally are set forth in Sections 406 and 407 of ERISA and
Section 4975 of the Code.

     The U.S. Department of Labor ("DOL") has issued individual exemptions to various underwriters that generally exempt from the application of the prohibited transaction provisions of Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed on those prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions relating to the servicing and operation of trusts issuing asset-backed and mortgage-backed securities and the purchase, sale and holding of such securities if they are underwritten by an "underwriter" and where the trust and the offered securities meet certain specified conditions. Because of the inclusion of the Swap Agreement and its terms, the Exemption is not expected to apply to the Certificates. Accordingly, the Offered Certificates may not be purchased by a Plan or by a person acting on behalf of or with the assets of a Plan except as specified below.

     Each owner of an Offered Certificate or any interest therein will (i) be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that it is not a Plan or a person acting on behalf of or with the assets of a Plan or (ii) provide the Trust Administrator with an opinion of counsel on which the Depositor, the Trustee, the Trust Administrator, the Swap Administrator, the Servicer and the Master Servicer may rely, that the purchase of the Offered Certificate (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or Similar Law and (c) will not subject the Depositor, the Trustee, the Trust Administrator, the Swap Administrator, the Servicer or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the pooling and servicing agreement, which opinion of counsel shall not be an expense of the Depositor, the Trustee, the Trust Administrator, the Swap Administrator, the Servicer and the Master Servicer.

     If any Offered Certificate or any interest therein is acquired or held in violation of the conditions described in the preceding paragraph, the next preceding permitted owner will be treated as the owner of that Certificate, retroactive to the date of transfer to the purported owner. Any purported owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the conditions described in the preceding paragraph will indemnify and hold harmless the Depositor, the Trustee, the Trust Administrator, the Swap Administrator, the Servicer, the Master Servicer and the Trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

     For more information about ERISA considerations, see the information under the heading "ERISA Considerations" in the Base Prospectus.

     PRIOR TO MAKING AN INVESTMENT IN THE OFFERED CERTIFICATES, PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR LEGAL AND OTHER ADVISORS CONCERNING THE IMPACT OF ERISA AND THE CODE AND ANY ADDITIONAL STATE LAW CONSIDERATIONS, AND THE POTENTIAL CONSEQUENCES IN THEIR SPECIFIC CIRCUMSTANCES.

                         LEGAL INVESTMENT CONSIDERATIONS

     None of the Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), and, as a result, the appropriate characterization of these certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, is subject to significant interpretive uncertainties.

     No representations are made as to the proper characterization of the Pool I Offered Certificates or the Pool II Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the Pool I Offered Certificates or the Pool II Offered Certificates under applicable legal investment restrictions.

     Investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult their own legal advisors in determining whether, and to what extent, the Pool I Offered Certificates or the Pool II Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

     See "Legal Investment Considerations" in the prospectus.

                                 USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the Certificates and from amounts received from the Pool I Swap Provider on the Closing Date will be applied by the Depositor (i) to pay the purchase price of the mortgage loans and (ii) to fund the Interest Coverage Account.

                                  LEGAL MATTERS

     Certain legal matters with respect to the Offered Certificates will be passed upon for the depositor by Hunton & Williams LLP and for the underwriters by Thacher Proffitt & Wood LLP.

                               AFFILIATED PARTIES

     As of the Closing Date, Fremont is the Sponsor, the Originator and the Servicer. The Depositor is a wholly-owned subsidiary of Fremont. The Issuing Entity was created by the Depositor. None of Wells Fargo Bank, the Trustee, the Pool I Swap Provider, the Pool II Swap Provider or the underwriters is affiliated with any of the foregoing entities.

                                     RATINGS

     In order to be issued, the Pool I Offered Certificates and the Pool II Offered Certificates must be assigned ratings not lower than the following by S&P, Moody's, Fitch and DBRS:

CLASS    S&P   MOODY'S   FITCH     DBRS
-----   ----   -------   -----   --------
1-A     AAA    Aaa       AAA     AAA
2-A-1   AAA    Aaa       AAA     AAA
2-A-2   AAA    Aaa       AAA     AAA
2-A-3   AAA    Aaa       AAA     AAA
2-A-4   AAA    Aaa       AAA     AAA
M-1     AA+    Aa1       AA+     AA(high)
M-2     AA     Aa2       AA      AA
M-3     AA-    Aa3       AA-     AA(low)
M-4     A+     A1        A+      A(high)
M-5     A      A2        A       A
M-6     A-     A3        A-      A(low)
M-7     BBB+   Baa1      BBB+    BBB(high)
M-8     BBB    Baa2      BBB+    BBB(high)
M-9     BBB    Baa3      BBB     BBB
M-10    BBB-   Ba1       BBB-    BBB(low)
M-11    BB+    Ba2       BB+     BBB(low)
SL-A    AAA    Aaa       AAA     AAA
SL-M1   AA+    Aa1       AA+     AA(high)
SL-M2   AA     Aa2       AA+     AA(high)
SL-M3   AA-    Aa3       AA      AA
SL-M4   A+     A1        AA-     AA(low)
SL-M5   A      A2        A+      A(high)
SL-M6   A-     A3        A       A
SL-M7   BBB+   Baa1      A-      A(low)
SL-M8   BBB    Baa2      BBB+    BBB(high)
SL-M9   BBB-   Baa3      BBB+    BBB(high)
SL-B1   BB+    Ba1       BBB     BBB

     A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Pool I Offered Certificates and the Pool II Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Pool I Net WAC Rate Carryover Amount, the Pool II Net WAC Rate Carryover Amount or the possibility that a holder of a Pool I Offered Certificate or a Pool II Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's, 55 Water Street, New York, New York 10041, Moody's Investors Service, Inc., 90 Church Street, New York, New York 10007, Fitch, Inc., One State Street Plaza, New York, New York 10004 and Dominion Bond Rating Service, 55 Broadway, 28th Floor, New York, New York 10006.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Pool I Offered Certificates or Pool II Offered Certificates by S&P, Moody's, Fitch or DBRS are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such certificates.

                                GLOSSARY OF TERMS

     The following terms have the meanings given below when used in this free writing prospectus supplement.

     "2/28 ADJUSTABLE-RATE POOL I MORTGAGE LOANS" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "3/27 ADJUSTABLE-RATE POOL I MORTGAGE LOANS" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "5/25 ADJUSTABLE-RATE POOL I MORTGAGE LOANS" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "40/30 LOANS" has the meaning set forth in "The Sponsor, Originator and the Servicer--Originations" in this free writing prospectus supplement.

     "ADJUSTABLE-RATE PREPAYMENT VECTOR" has the meaning set forth in "Pool I Prepayment and Yield Considerations" in this free writing prospectus supplement.

     "ADJUSTED NET MAXIMUM MORTGAGE RATE" for any Mortgage Loan will be equal to the maximum mortgage rate for such mortgage loan (or the mortgage rate for such mortgage loan, if such mortgage loan has a fixed rate) less the sum of (i) the Master Servicing Fee Rate, (ii) the Trust Administration Fee Rate and (iii) the Servicing Fee Rate.

     "ADJUSTED NET MORTGAGE RATE" means for any mortgage loan a per annum rate equal to the mortgage rate for such mortgage loan as of the first day of the month preceding the month in which such Distribution Date occurs less the Expense Fee Rate.

     "ADJUSTMENT DATE" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "ARM" means an adjustable-rate mortgage loan.

     "BASE RATE" for each class of Offered Certificates is a per annum rate as follows: for the Class 1-A Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class 2-A-1 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class 2-A-2 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class 2-A-3 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class 2-A-4 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-1 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-2 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-3 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-4 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-5 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-6 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-7 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-8 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-9 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-10 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class M-11 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool I mortgage loans is exercisable); for the Class SL-A Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M1 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M2 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M3 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M4 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M5 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M6 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M7 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M8 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); for the Class SL-M9 Certificates, one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable); and for the Class SL-B1 Certificates, [___]% ([___]% after the first distribution date on which the optional clean-up call with respect to the pool II mortgage loans is exercisable).

     "CERTIFICATE PRINCIPAL BALANCE" means, with respect to any class of certificates as of any Distribution Date, the initial Certificate Principal Balance of that class reduced by the sum of:

     - all amounts previously distributed to holders of certificates of that class as payments of principal, and

     - in the case of any class of Subordinate Certificates, the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates; provided, however, that the Certificate Principal Balances of the Subordinate Certificates then outstanding will be increased in direct order of seniority by the amount of any Subsequent Recoveries distributed to any class of certificates senior to such class.

     "CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-1 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date) and (ii) the aggregate certificate principal balance of the Class M-1 Certificates immediately prior to such distribution date over (y) the lesser of
(A) the product of (i) approximately 65.80% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool

I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-2 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date) and (iii) the aggregate certificate principal balance of the Class M-2 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 72.10% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-3 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date) and (iv) the aggregate certificate principal balance of the Class M-3 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 75.80% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-4 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-4 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), and (v) the aggregate certificate principal balance of the Class M-4 Certificates immediately prior to such distribution date over
(y) the lesser of (A) the product of (i) approximately 79.20% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-5 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-5 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (v) the aggregate certificate principal balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date) and (vi) the aggregate certificate principal balance of the Class M-5 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 82.40% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-6 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-6 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (v) the aggregate certificate principal balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (vi) the aggregate certificate principal balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date) and (vii) the aggregate certificate principal balance of the Class M-6 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 85.40% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-7 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-7 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (v) the aggregate certificate principal balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (vi) the aggregate certificate principal balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vii) the aggregate certificate principal balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date) and (viii) the aggregate certificate principal balance of the Class M-7 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 88.30% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-8 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-8 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (v) the aggregate certificate principal balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (vi) the aggregate certificate principal balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vii) the aggregate certificate principal balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (viii) the aggregate certificate principal balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), and (ix) the aggregate certificate principal balance of the Class M-8 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 90.80% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-9 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-9 Certificates immediately prior to such distribution date and
(II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date),
(ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (v) the aggregate certificate principal balance of the Class M-4 Certificates (after taking into account the payment of the


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Class M-4 Principal Distribution Amount on such distribution date), (vi) the aggregate certificate principal balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vii) the aggregate certificate principal balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (viii) the aggregate certificate principal balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), (ix) the aggregate certificate principal balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such distribution date), and (x) the aggregate certificate principal balance of the Class M-9 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 92.70% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-10 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-10 Certificates immediately prior to such distribution date and (II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date), (ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (v) the aggregate certificate principal balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (vi) the aggregate certificate principal balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vii) the aggregate certificate principal balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (viii) the aggregate certificate principal balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), (ix) the aggregate certificate principal balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such distribution date), (x) the aggregate certificate principal balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such distribution date), and (xi) the aggregate certificate principal balance of the Class M-10 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS M-11 PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Class M-11 Certificates immediately prior to such distribution date and (II) the excess of (x) the sum of (i) the aggregate certificate principal balance of the Pool I Senior Certificates (after taking into account the payment of the Pool I Senior Principal Distribution Amount on such distribution date), (ii) the aggregate certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the aggregate certificate principal balance of the Class M-2

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Certificates (after taking into account the payment of the Class M-2 Principal
Distribution Amount on such distribution date), (iv) the aggregate certificate principal balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such distribution date), (v) the aggregate certificate principal balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such distribution date), (vi) the aggregate certificate principal balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such distribution date), (vii) the aggregate certificate principal balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such distribution date), (viii) the aggregate certificate principal balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such distribution date), (ix) the aggregate certificate principal balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such distribution date), (x) the aggregate certificate principal balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such distribution date), (xi) the aggregate certificate principal balance of the Class M-10 Certificates (after taking into account the payment of the Class M-10 Principal Distribution Amount on such distribution date), and (xii) the aggregate certificate principal balance of the Class M-11 Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Pool I mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $5,073,759.

     "CLASS SL-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of the Certificate Principal Balance of the Class SL-A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 25.50% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M1 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A Certificates (after taking into account the payment of the Class SL-A Principal Distribution Amount) and (ii) the Certificate Principal Balance of the Class SL-M1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 35.10% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M2 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A and Class SL-M1 Certificates (after taking into account the payment of the Class SL-A and Class SL-M1 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M2 Certificates immediately prior to such Distribution Date over
(y) the lesser of (A) the product of (i) approximately 43.70% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M3 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A, Class SL-M1 and Class SL-M2 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1 and Class SL-M2 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M3 Certificates immediately prior to such Distribution Date over (y) the lesser of

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(A) the product of (i) approximately 49.60% and (ii) the aggregate Stated
Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M4 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A, Class SL-M1, Class SL-M2 and Class SL-M3 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1, Class SL-M2 and Class SL-M3 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 54.80% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M5 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3 and Class SL-M4 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1, Class SL-M2 Class SL-M3 and Class SL-M4 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.20% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M6 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4 and Class SL-M5 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1, Class SL-M2 Class SL-M3, Class SL-M4 and Class SL-M5 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 65.20% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M7 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5 and Class SL-M6 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1, Class SL-M2 Class SL-M3, Class SL-M4, Class SL-M5 and Class SL-M6 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 70.10% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M8 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6 and Class SL-M7 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1, Class SL-M2 Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6 and Class SL-M7 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.70% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-M9 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7 and Class SL-M8 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1, Class SL-M2 Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7 and Class SL-M8 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-M9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 78.80% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CLASS SL-B1 PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8 and Class SL-M9 Certificates (after taking into account the payment of the Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8 and Class SL-M9 Certificates Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class SL-B1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.20% and (ii) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period minus approximately $1,439,083.

     "CODE" has the meaning set forth in "Material Federal Income Tax Considerations" in this free writing prospectus supplement.

     "COMPENSATING INTEREST" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this free writing prospectus supplement.

     "CONDEMNATION PROCEEDS" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

     "CPR" has the meaning set forth in "Pool I Prepayment and Yield Considerations" in this free writing prospectus supplement.

     "CREDIT SCORES" has the meaning set forth in "Sale and Servicing of Trust Assets--Credit Scores" in the prospectus.

     "CUMULATIVE REALIZED LOSSES" with respect to any Distribution Date and with respect to either the Pool I mortgage loans or the Pool II mortgage loans will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Pool I mortgage loans or Pool II mortgage loans, as applicable, from the Cut-off Date through the last day of the related Due Period by (y) the aggregate Stated Principal Balance of the Pool I mortgage loans or Pool II mortgage loans, as applicable, as of the Cut-off Date.

     "CURRENT INTEREST" means, for each class of certificates on any Distribution Date, the aggregate amount of interest accrued during the related Interest Accrual Period on the related Certificate Principal Balance immediately prior to such Distribution Date at the related Pass-through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes, as described in "Description of the Certificates--Distributions of Interest and Principal" in this free writing prospectus supplement.

     "CUT-OFF DATE" means August 1, 2006.

     "DBRS" means Dominion Bond Ratings Service.

     "DELINQUENCY RATE" means, with respect to the Pool I mortgage loans or the Pool II mortgage loans, for any month the fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of all Pool I mortgage loans or Pool II mortgage loans, as applicable, 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate Stated Principal Balance of the Pool I mortgage loans or Pool II mortgage loans, as applicable (including all foreclosures and REO Properties), as of the close of business on the last day of such month. In each case, the Delinquency Rate will exclude mortgage loans that had been liquidated as of the end of the related Prepayment Period.

     "DETERMINATION DATE" means, for each Distribution Date, the 18th of that month or, if that day is not a business day, the immediately preceding business day.

     "DISTRIBUTION DATE" means the 25th day of each month or, if that day is not a business day, the immediately succeeding business day. The first Distribution Date is in September 2006.

     "DOL" has the meaning set forth in "ERISA Considerations" in this free writing prospectus supplement.

     "DUE PERIOD" means, with respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day in the calendar month in which that Distribution Date occurs.

     "EASY DOCUMENTATION" has the meaning set forth in "The Sponsor, Originator and the Servicer--Originations" in this free writing prospectus supplement.

     "ERISA" has the meaning set forth in "ERISA Considerations" in this free writing prospectus supplement.

     "EXPENSE FEE RATE" means, with respect to any mortgage loan, a per annum rate equal to the sum of the Master Servicing Fee Rate, and the Servicing Fee Rate. The Expense Fee Rate is not expected to exceed 0.5135%.

     "FIXED-RATE PREPAYMENT VECTOR" has the meaning set forth in "Pool I Prepayment and Yield Considerations" (with respect to the pool I mortgage loans) or "Pool II Prepayment and Yield Considerations" (with respect to the pool II mortgage loans) in this free writing prospectus supplement.

     "FORMULA RATE" means (a) with respect to each class of Pool I Offered Certificates, a rate equal to the lesser of (i) the Base Rate for such class and
(ii) the Pool I Maximum Cap; and (b) with respect to the Pool II Offered Certificates, the related Base Rate for such Class.

     "FULL DOCUMENTATION" has the meaning set forth in "The Sponsor, Originator and the Servicer--Originations" in this free writing prospectus supplement.

     "GROSS MARGIN" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "GROUP 1 ALLOCATION PERCENTAGE" means the aggregate principal balance of the Group 1 Mortgage Loans divided by the sum of the aggregate principal balance of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans.

     "GROUP 1 INTEREST REMITTANCE AMOUNT" means, with respect to any Distribution Date, that portion of the Pool I Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 1 Mortgage Loans.

     "GROUP 1 MORTGAGE LOANS" means the Pool I mortgage loans designated as "group 1 mortgage loans" under the pooling and servicing agreement.

     "GROUP 1 NET WAC RATE" for any Distribution Date means a per annum rate equal to (a) (x) the weighted average of the Pool I Adjusted Net Mortgage Rates then in effect at the beginning of the related Due Period on the Group 1 Mortgage Loans (adjusted for prepayments during such Due Period that were distributed on the Distribution Date falling within such Due Period), less (y) the Pool I Net Swap Payment or Swap Termination Payment, if any, and made to the Pool I Swap Provider (only if such Swap Termination Payment is not due to a Pool I Swap Provider Trigger Event) multiplied by Group 1 Allocation Percentage expressed as a percentage, equal to a fraction, the numerator of which is equal to the Pool I Net Swap Payment or Swap Termination Payment made to the Pool I Swap Provider by the Issuing Entity multiplied by 12, and the denominator of which is equal to the aggregate Stated Principal Balance of the Pool I mortgage loans, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

     "GROUP 1 PRINCIPAL ALLOCATION PERCENTAGE" for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Pool I Principal Remittance Amount for the Group 1 Mortgage Loans for such Distribution Date, and the denominator of which is (ii) the sum of the Pool I Principal Remittance Amount for the Group 1 Mortgage Loans and the Group 2 Mortgage Loans for such Distribution Date.

     "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution Date is the sum of (i) the excess of (x) the Pool I Principal Remittance Amount for the Group 1 Mortgage Loans over (y) the Pool I Overcollateralization Release Amount multiplied by the Group 1 Principal Allocation Percentage for such Distribution Date and (ii) the Pool I Extra Principal Distribution Amount for such Distribution Date multiplied by the Group 1 Principal Allocation Percentage.

     "GROUP 1 SENIOR CERTIFICATES" means the Class 1-A Certificates.

     "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Group 1 Senior Certificates immediately prior to such distribution date and (II) the excess of (x) the aggregate certificate principal balance of the Group 1 Senior Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 56.80% and (ii) the aggregate stated principal balance of the Group 1 mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Group 1 mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $1,087,089.

     "GROUP 2 ALLOCATION PERCENTAGE" means the aggregate principal balance of the Group 2 Mortgage Loans divided by the sum of the aggregate principal balance of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans.

     "GROUP 2 INTEREST REMITTANCE AMOUNT" means, with respect to any Distribution Date, that portion of the Pool I Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 2 Mortgage Loans.

     "GROUP 2 MORTGAGE LOANS" means the mortgage loans designated as "group 2 mortgage loans" under the pooling and servicing agreement.

     "GROUP 2 NET WAC RATE" for any Distribution Date means a per annum rate equal to (a) (x) the weighted average of the Pool I Adjusted Net Mortgage Rates then in effect at the beginning of the related

Due Period on the Group 2 Mortgage Loans (adjusted for prepayments during such Due Period that were distributed on the Distribution Date falling within such Due Period), less (y) the Pool I Net Swap Payment or Swap Termination Payment, if any, and made to the Pool I Swap Provider (only if such Swap Termination Payment is not due to a Pool I Swap Provider Trigger Event) multiplied by Group 2 Allocation Percentage expressed as a percentage, equal to a fraction, the numerator of which is equal to the Pool I Net Swap Payment or Swap Termination Payment made to the Pool I Swap Provider by the Issuing Entity multiplied by 12, and the denominator of which is equal to the aggregate Stated Principal Balance of the Pool I mortgage loans, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

     "GROUP 2 PRINCIPAL ALLOCATION PERCENTAGE" for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Pool I Principal Remittance Amount for the Group 2 Mortgage Loans for such Distribution Date, and the denominator of which is (ii) the sum of the Pool I Principal Remittance Amount for the Group 1 Mortgage Loans and the Group 2 Mortgage Loans for such Distribution Date.

     "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution Date is the sum of (i) the excess of (x) the Pool I Principal Remittance Amount for the Group 2 Mortgage Loans over (y) the Pool I Overcollateralization Release Amount multiplied by the Group 2 Principal Allocation Percentage for such Distribution Date and (ii) the Pool I Extra Principal Distribution Amount for such Distribution Date multiplied by the Group 2 Principal Allocation Percentage.

     "GROUP 2 SENIOR CERTIFICATES" means the Class 2-A-1 Certificates, Class 2-A-2 Certificates, Class 2-A-3 Certificates and Class 2-A-4 Certificates.

     "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" means, for any distribution date, an amount equal to the lesser of (I) the aggregate certificate principal balance of the Group 2 Senior Certificates immediately prior to such distribution date and (II) the excess of (x) the aggregate certificate principal balance of the Group 2 Senior Certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) approximately 56.80% and (ii) the aggregate stated principal balance of the Group 2 mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate stated principal balance of the Group 2 mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus approximately $3,986,670.

     "INDEX" shall mean the Six-Month LIBOR Index.

     "INITIAL CAP" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "INSURANCE PROCEEDS" means, with respect to each mortgage loan, proceeds of insurance policies insuring the related mortgaged property.

     "INTEREST ACCRUAL PERIOD" for any Distribution Date means with respect to the Pool I Senior Certificates, the Pool II Senior Certificates, the Pool I Subordinate Certificates and the Pool II Subordinate Certificates (other than the Class SL-B1 Certificates), the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date, and for the Class SL-B1 Certificates, the calendar month immediately preceding the month in which such Distribution Date occurs.

     "INTEREST COVERAGE ACCOUNT" means an account established and held by the trust administrator designated the "interest coverage account."

     "LIBOR DETERMINATION DATE" means, with respect to any Interest Accrual Period, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

     "LIQUIDATION PROCEEDS" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through the sale or assignment of such defaulted mortgage loan, a trustee's sale, foreclosure sale or otherwise.

     "MASTER SERVICING FEE" has the meaning set forth in "The Pooling and Servicing Agreement--Servicing Fees, Master Servicing Compensation, Other Compensation and Payment of Expenses" in this free writing prospectus supplement.

     "MASTER SERVICING FEE RATE" means a per annum rate equal to 0.0135%.

     "MAXIMUM RATE" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "MERS DESIGNATED MORTGAGE LOAN" means any mortgage loan for which (1) Mortgage Electronic Registration Systems, Inc., its successors and assigns, has been designated the mortgagee of record and (2) the trustee is designated the investor pursuant to the procedures manual of MERSCORP, Inc.

     "MINIMUM RATE" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "NOTIONAL PRINCIPAL CONTRACT ARRANGEMENT" has the meaning set forth in "Material Federal Income Tax Considerations--The Notional Principal Contract Arrangement Component" in this free writing prospectus supplement.

     "OFFERED CERTIFICATES" means Pool I Offered Certificates and the Pool II Offered Certificates.

     "ONE-MONTH LIBOR" means, with respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The trust administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trust administrator (after consultation with the depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

     "P&I ADVANCES" means advances made by the servicer on each Distribution Date with respect to delinquent payments of interest and principal on the first lien Pool I mortgage loans, less the servicing fee.

     "PASS-THROUGH RATE" means for any Distribution Date for each class of Pool I Offered Certificates or Pool II Offered Certificates the lesser of (a) the related Formula Rate for that class and that Distribution Date and (b) the applicable Pool I Net WAC Rate or Pool II Net WAC Rate, as applicable, for that class for such Distribution Date. With respect to the Pool I Offered Certificates and the Pool II Offered Certificates, interest in respect of any Distribution Date will accrue during the related Interest Accrual

Period on the basis of a 360-day year and the actual number of days elapsed (which, for the first Interest Accrual Period, shall be 53 days).

     "PERIODIC CAP" has the meaning set forth in "The Mortgage Loan Pools--Adjustable-Rate Mortgage Loans" in this free writing prospectus supplement.

     "PLAN" has the meaning set forth in "ERISA Considerations" in this free writing prospectus supplement.

     "POOL I APPLIED REALIZED LOSS AMOUNT" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal for Pool I" in this free writing prospectus supplement.

     "POOL I AVAILABLE FUNDS" means, with respect to any Distribution Date, an amount equal to the sum of the following amounts with respect to the Pool I mortgage loans, net of fees and other amounts reimbursable therefrom to the servicer, the master servicer, the custodian, the swap administrator, the trust administrator or the trustee or the Pool I Swap Provider (including any Pool I Net Swap Payment owed to the Pool I Swap Provider or Swap Termination Payment owed to the Pool Swap Provider other than Swap Termination Payments resulting from a Pool I Swap Provider Trigger Event): (i) the aggregate amount of monthly payments on the Pool I mortgage loans, after deduction of the Servicing Fee with respect to the Pool I mortgage loans and any such accrued and unpaid Servicing Fees in respect of any prior Distribution Dates, (ii) certain unscheduled payments in respect of the Pool I mortgage loans, including prepayments, insurance proceeds, net liquidation proceeds, Subsequent Recoveries and proceeds from repurchases of and substitution for such mortgage loans occurring during the related Prepayment Period, excluding prepayment charges, and (iii) payments from the servicer in connection with Advances for the Pool I mortgage loans for such Distribution Date and payments by the servicer and the master servicer in connection with Compensating Interest for such Distribution Date.

     "POOL I COMPENSATING INTEREST" means that portion of Compensating Interest attributable to the Pool I mortgage loans.

     "POOL I CREDIT ENHANCEMENT PERCENTAGE" means for any Distribution Date and a class of Pool I Subordinate Certificates, the percentage obtained by dividing
(x) the aggregate Certificate Principal Balance of each class of Pool I certificates junior in priority to such class and the Pool I Overcollateralized Amount by (y) the aggregate Stated Principal Balance of the Pool I mortgage loans, calculated prior to taking into account distributions of principal on the Pool I mortgage loans and distribution of the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount to the holders of the Pool I certificates then entitled to distributions of principal on such Distribution Date.

     "POOL I EXCESS CASHFLOW" means, with respect to any Distribution Date, the sum of (1) the excess, if any, of (x) the interest collected on the Pool I mortgage loans by the servicer on or prior to the related Determination Date (exclusive of any Pool I Prepayment Interest Excess) or advanced by the servicer for the related Servicer Remittance Date, net of the Servicing Fee, the Master Servicing Fee and the Trust Administration Fee with respect to the Pool I mortgage loans, over (y) the sum of the amounts paid to the classes of certificates pursuant to clauses (I), (II) and (III) under "Description of the Certificates--Distributions of Interest and Principal for Pool I--Interest Distributions" in this free writing prospectus supplement and (2) any Pool I Overcollateralization Release Amount for such Distribution Date.

     "POOL I EXTRA PRINCIPAL DISTRIBUTION AMOUNT" has the meaning set forth in "Description of the Pool I Certificates--Overcollateralization Provisions for Pool I" in this free writing prospectus supplement.

     "POOL I EXCESS OVERCOLLATERALIZED AMOUNT" is described in "Description of the Pool I Certificates--Overcollateralization Provisions for Pool II" in this free writing prospectus supplement.

     "POOL I MAXIMUM CAP" for any Distribution Date means the Pool I Senior Maximum Cap relating to the Group 1 Mortgage Loans or the Group 2 Mortgage Loans, as applicable.

     "POOL I NET SWAP PAYMENT" has the meaning set forth in "Description of the Certificates--The Pool I Swap Agreement" in this free writing prospectus supplement.

     "POOL I NET WAC RATE" for any Distribution Date means the Group 1 Net WAC Rate, the Group 2 Net WAC Rate and the Pool I Subordinate Net WAC Rate, as applicable.

     "POOL I NET WAC RATE CARRYOVER AMOUNT" has the meaning set forth in "Description of the Certificates Pool I--Net WAC Rate Carryover Reserve Account" in this free writing prospectus supplement.

     "POOL I NET WAC RATE CARRYOVER PAYMENT" has the meaning set forth in "Description of the Certificates Pool I--Net WAC Rate Carryover Reserve Account" in this free writing prospectus supplement.

     "POOL I NET WAC RATE CARRYOVER RESERVE ACCOUNT" has the meaning set forth in "Description of the Certificates Pool I--Net WAC Rate Carryover Reserve Account" in this free writing prospectus supplement.

     "POOL I OFFERED CERTIFICATES" means the Pool I Senior Certificates and the Pool I Subordinate Certificates being offered by this free writing prospectus supplement.

     "POOL I OVERCOLLATERALIZED AMOUNT" means for any Distribution Date an amount equal to (i) the aggregate Stated Principal Balance of the Pool I mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) on the related Determination Date minus
(ii) the aggregate Certificate Principal Balance of the Pool I Senior Certificates, the Pool I Subordinate Certificates and the Class P Certificates as of such Distribution Date (after giving effect to distributions to be made on such Distribution Date).

     "POOL I OVERCOLLATERALIZATION DEFICIENCY" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions for Pool I" in this free writing prospectus supplement.

     "POOL I OVERCOLLATERALIZATION RELEASE AMOUNT" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions for PooI I" in this free writing prospectus supplement.

     "POOL I OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (i) prior to the Pool I Stepdown Date, 2.00% of the aggregate Stated Principal Balance of the Pool I mortgage loans as of the Cut-off Date,
(ii) on or after the Pool I Stepdown Date provided a Pool I Trigger Event is not in effect, the greater of (A) 4.00% of the aggregate Stated Principal Balance of the Pool I mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) 0.50% of the aggregate Stated Principal Balance of the Pool I mortgage loans as of the Cut-off Date and (iii) on or after the Pool I Stepdown Date if a Pool I Trigger Event is in effect, the Pool I Overcollateralization Target Amount for the immediately preceding Distribution Date. The Rating Agencies may increase the foregoing percentages in connection with the closing, which revised percentages will be set forth in the pooling and servicing agreement filed in connection therewith.

     "POOL I PREPAYMENT ASSUMPTION" has the meaning set forth in "Pool I Prepayment and Yield Considerations--Structuring Assumptions" in this free writing prospectus supplement.

     "POOL I PREPAYMENT INTEREST EXCESS" means any Prepayment Interest Excess with respect to the Pool I mortgage loans.

     "POOL I PRINCIPAL REMITTANCE AMOUNT" means, with respect to any Distribution Date and the Pool I mortgage loans, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due
Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments and any advances of principal with respect to pool I mortgage loans for the related Prepayment Period, (iii) the Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the pool I mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each deleted pool I mortgage loan that was repurchased during the period from the prior Distribution Date through the Servicer Remittance Date prior to the current Distribution Date, (v) the Substitution Adjustment Amounts received in connection with the substitution of any pool I mortgage loan as of that Distribution Date, and (vi) the allocable portion of the proceeds received with respect to the termination of pool I (to the extent they relate to principal).

     "POOL I SENIOR CERTIFICATES" means the Group 1 Senior Certificates and the Group 2 Senior Certificates.

     "POOL I SENIOR ENHANCEMENT PERCENTAGE" means for any Distribution Date the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Pool I Subordinate Certificates and the Pool I Overcollateralized Amount (which, for purposes of this definition, will not be less than zero), and the denominator of which is the aggregate Stated Principal Balance of the Pool I mortgage loans, after giving effect to distributions on that Distribution Date.

     "POOL I SENIOR MAXIMUM CAP" with respect to any Distribution Date after the first Distribution Date, means the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (i) the sum of (x) the weighted average of the Adjusted Net Maximum Mortgage Rates of the pool I mortgage loans in the related loan group and (y) the Pool I Net Swap Payment made by the Pool I Swap Provider, if any, multiplied by the Group 1 Allocation Percentage or Group 2 Allocation Percentage, as applicable, divided by (ii) the aggregate principal balance of the pool I mortgage loans in the related loan group.

     "POOL I SENIOR PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any distribution date, the sum of the Group 1 Senior Principal Distribution Amount and the Group 2 Senior Principal Distribution Amount.

     "POOL I STEPDOWN DATE" means the earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Pool I Senior Certificates prior to any distributions of principal for such Distribution Date are made is less than or equal to the Pool I Principal Remittance Amount and
(ii) the later to occur of (A) the Distribution Date occurring in September 2009 and (B) the first Distribution Date on which the Pool I Senior Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to distribution of the Group 1 Principal Distribution Amount and the Group 2 Principal Distribution Amount to the holders of the Pool I Certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to 43.20%.

     "POOL I STRUCTURING ASSUMPTIONS" has the meaning set forth in "Pool I Prepayment and Yield Considerations--Structuring Assumptions" in this free writing prospectus supplement.

     "POOL I SUBORDINATE CERTIFICATES" means any or all, as the context requires, of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.

     "POOL I SUBORDINATE MAXIMUM CAP" with respect to any Distribution Date after the first Distribution Date, means the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Pool I Senior Certificates) of (i) the Maximum Cap Rate for the Group 1 Senior Certificates and (ii) the Maximum Cap Rate for the Group 2 Senior Certificates.

     "POOL I SUBORDINATE NET WAC RATE" means the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current Certificate Principal Balance of the related Pool I Senior Certificates) of (i) the Group 1 Net WAC Rate and (ii) the Group 2 Net WAC Rate.

     "POOL I SWAP AGREEMENT" has the meaning set forth in "Description of the Certificates--The Pool I Swap Agreement" in this free writing prospectus supplement.

     "POOL I SWAP PROVIDER" means the counterparty to the Pool I Swap Agreement.

     "POOL I SWAP TERMINATION PAYMENT" has the meaning set forth in "Description of the Certificates--The Pool I Swap Agreement" in this free writing prospectus supplement.

     A "POOL I TRIGGER EVENT" is in effect with respect to the Pool I mortgage loans on any Distribution Date on or after the Pool I Stepdown Date(i) if the Rolling Three-Month Delinquency Rate for the Pool I mortgage loans as of the last day of the immediately preceding month equals or exceeds 38.04% of the Pool I Senior Enhancement Percentage for that Distribution Date or (ii) if cumulative Realized Losses for the Pool I mortgage loans for the related Distribution Date as a percentage of the principal balance of the pool II mortgage loans as of the Cut-off Date are greater than:

DISTRIBUTION DATE OCCURRING IN                     LOSS PERCENTAGE
------------------------------                     ---------------
September 2008 through August 2009   1.40% for the first month plus an additional
                                     1/12th of 1.75% for each month thereafter
September 2009 through August 2010   3.15% for the first month plus an additional
                                     1/12th of 1.75% for each month thereafter
September 2010 through August 2011   4.90% for the first month plus an additional
                                     1/12th of 1.45% for each month thereafter
September 2011 through August 2012   6.35% for the first month plus an additional
                                     1/12th of 0.75% for each month thereafter
September 2012 and thereafter                           7.10%

     "POOL I UNPAID INTEREST AMOUNT" for any class of Pool I Certificates and any Distribution Date will equal the sum of (1) the amount, if any, by which (x) the sum of (A) Pool I Current Interest for such class for the immediately preceding Distribution Date and (B) any Pool I Unpaid Interest Amount from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (2) interest on the amount in clause (1) for the related Interest Accrual Period at the applicable Pass-through Rate (to the extent permitted by applicable law).

     "POOL I UNPAID REALIZED LOSS AMOUNT" for any class of Pool I Certificates and any Distribution Date, the portion of any Realized Losses previously allocated to that class remaining inpaid from prior Distribution Dates.

     "POOL II ADJUSTED NET MORTGAGE RATE" for any pool II mortgage loan means a rate equal to the mortgage rate for such pool II mortgage loan less the sum of
(i) the Master Servicing Fee Rate and (ii) the Servicing Fee Rate.

     "POOL II APPLIED REALIZED LOSS AMOUNT" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal for Pool II" in this free writing prospectus supplement.

     "POOL II AVAILABLE FUNDS" means, with respect to any Distribution Date, an amount equal to the sum of the following amounts with respect to the Pool II mortgage loans, net of fees and other amounts reimbursable therefrom to the servicer, the master servicer, the custodian, the swap administrator, the trust administrator or the trustee or the Pool II Swap Provider (including any Pool II Net Swap Payment owed to the Pool II Swap Provider or Swap Termination Payment owed to the Pool II Swap Provider other than Swap Termination Payments resulting from a Pool II Swap Provider Trigger Event): (i) the aggregate amount of monthly payments on the Pool II mortgage loans, after deduction of the Servicing Fee with respect to the Pool II mortgage loans and any such accrued and unpaid Servicing Fees in respect of any prior Distribution Dates, (ii) certain unscheduled payments in respect of the Pool II mortgage loans, including prepayments, insurance proceeds, net liquidation proceeds, Subsequent Recoveries and proceeds from repurchases of and substitution for such mortgage loans occurring during the related Prepayment Period, excluding prepayment charges,
(iii) payments from the servicer in connection with Advances for the Pool II mortgage loans for such Distribution Date and payments by the servicer and the master servicer in connection with Compensating Interest for such Distribution Date; and (iv) any amounts withdrawn from the Interest Coverage Account with respect to the Pool II mortgage loans.

     "POOL II COMPENSATING INTEREST" means that portion of Compensating Interest attributable to the Pool II mortgage loans.

     "POOL II CURRENT INTEREST" means Current Interest with respect to the Pool II Certificates.

     "POOL II EXCESS CASHFLOW" for any Distribution Date means the sum of (x) any Pool II Overcollateralization Release Amount and (y) the excess of the Pool II Available Funds over the sum of (i) the Current Interest and Pool II Unpaid Interest Amounts with respect to the Class SL-A Certificates, (ii) the Current Interest distributable to the Pool II Subordinate Certificates and (iii) the Pool II Principal Remittance Amount.

     "POOL II EXCESS OVERCOLLATERALIZED AMOUNT" is described in "Description of the Pool II Certificates--Overcollateralization Provisions for Pool II" in this free writing prospectus supplement.

     "POOL II EXTRA PRINCIPAL DISTRIBUTION AMOUNT" has the meaning set forth in "Description of the Pool II Certificates--Overcollateralization Provisions for Pool II" in this free writing prospectus supplement.

     "POOL II INTEREST REMITTANCE AMOUNT" means, with respect to any Distribution Date, that portion of the Pool II Available Funds for such Distribution Date attributable to interest received or advanced on the Pool II mortgage loans and to Pool II Compensating Interest paid by the servicer (including any Pool II Net Swap Payment owed to the Pool II Swap Provider or Pool II Swap Termination Payment owed to the Pool II Swap Provider other than Pool II Swap Termination Payments resulting from a Pool II Swap Provider Trigger Event).

     "POOL II NET WAC RATE" for any Distribution Date means a per annum rate equal to (I) the weighted average of the Pool II Adjusted Net Mortgage Rates then in effect at the beginning of the related Due Period (adjusted for prepayments during such Due Period that were distributed on the Distribution Date falling within such Due Period), less (II) an amount expressed as a per annum rate, equal to the sum of (x) the product of (i) any Pool II Net Swap Payment owed to the Pool II Swap Provider divided by the outstanding principal balance of the Pool II Mortgage Loans and (ii) 12 and (y) the product of (i) any Pool II Swap Termination Payment (other than any Pool II Swap Termination Payment resulting from a Pool II Swap Provider Trigger Event), payable by the Issuing Entity, divided by the outstanding principal balance of the Pool II Mortgage Loans and (ii) 12. Because of the application of the funds from the Interest Coverage Account on the first Distribution Date, the Pool II Net WAC Rate will not be calculated for the first Distribution Date.

     "POOL II NET WAC RATE CARRYOVER AMOUNT" has the meaning set forth in "Description of the Certificates--Pool II Net WAC Rate Carryover Reserve Account" in this free writing prospectus supplement.

     "POOL II NET WAC RATE CARRYOVER RESERVE ACCOUNT" has the meaning set forth in "Description of the Certificates--Pool II Net WAC Rate Carryover Reserve Account" in this free writing prospectus supplement.

     "POOL II OFFERED CERTIFICATES" means the Pool II Senior Certificates and the Pool II Subordinate Certificates being offered by this free writing prospectus supplement.

     "POOL II OVERCOLLATERALIZED AMOUNT" means for any Distribution Date an amount equal to (i) the aggregate Stated Principal Balance of the pool II mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) on the related Determination Date minus
(ii) the aggregate Certificate Principal Balance of the Pool II Senior Certificates and the Pool II Subordinate Certificates as of such Distribution Date (after giving effect to distributions to be made on such Distribution
Date).

     "POOL II OVERCOLLATERALIZATION DEFICIENCY" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions for Pool II" in this free writing prospectus supplement.

     "POOL II OVERCOLLATERALIZATION INCREASE AMOUNT" for any Distribution Date means the amount, if any, by which the Pool II Overcollateralization Target Amount for such Distribution Date exceeds the Pool II Overcollateralized Amount for such Distribution Date with the Pool II Overcollateralized Amount for such Distribution Date calculated, for this purpose only, after giving effect to distributions in respect of the Pool II Principal Remittance Amount on such Distribution Date, but before giving effect to any other distributions on the Pool II Certificates in reduction of the Certificate Principal Balances thereof on such Distribution Date.

     "POOL II OVERCOLLATERALIZATION RELEASE AMOUNT" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions for Pool II" in this free writing prospectus supplement.

     "POOL II OVERCOLLATERALIZATION TARGET AMOUNT" " means with respect to any Distribution Date (i) prior to the Pool II Stepdown Date, 8.40% of the aggregate Stated Principal Balance of the Pool II mortgage loans as of the Cut-off Date plus the cumulative Subordinate Acceleration Amount (and any similarly applied Pool II Net Swap Payments received from the Pool II Swap Provider) distributed to the holder of the Class SL-B1 Certificates on prior Distribution Dates, (ii) on or after the Pool II Stepdown Date provided a Pool II Trigger Event is not in effect, the greater of (A) 16.80% of the aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) plus the product of (x) a fraction, the numerator of which is the cumulative Subordinate Acceleration Amount (and any similarly applied Pool II Net Swap Payments received from the Pool II Swap Provider) distributed to the holders of the Class SL-B1 Certificates on prior Distribution Dates, and the denominator of which is the aggregate principal balance of the Pool II mortgage loans as of the Cut-off Date, (y) 2 and (z) the current aggregate Stated Principal Balance of the Pool II mortgage loans as of the last day of the related Due Period (to the extent received or advanced and unscheduled collections of principal received during the related Prepayment Period) and (B) 0.50% of the aggregate Stated Principal Balance of the Pool II mortgage loans as of the Cut-off Date and (iii) on or after the Pool II Stepdown Date if a Pool II Trigger Event is in effect, the Pool II Overcollateralization Target Amount for the immediately preceding Distribution Date and the Subordinate Acceleration Amount (and any similarly applied Pool II Net Swap Payments received from the Pool II Swap Provider) distributed to the holders of the Class SL-B1 Certificates on any Distribution Dates occurring after the first Distribution Date on which the Trigger Event is deemed to be in effect. The Rating Agencies may increase the foregoing percentages in connection with the closing, which revised percentages will be set forth in the pooling and servicing agreement filed in connection therewith.

     "POOL II PREPAYMENT ASSUMPTION" has the meaning set forth in "Pool II Prepayment and Yield Considerations--Structuring Assumptions" in this free writing prospectus supplement.

     "POOL II PREPAYMENT INTEREST EXCESS" means any Prepayment Interest Excess with respect to the Pool II mortgage loans.

     "POOL II PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (a) the principal portion of all scheduled monthly payments on the Pool II mortgage loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (b) the principal portion of all proceeds received in respect of the repurchase of a Pool II mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the pooling and servicing agreement during the related Prepayment Period; (c) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Pool II mortgage loans, and (d) the amount of any Pool II Overcollateralization Increase Amount for such Distribution Date minus the amount of any Pool II Overcollateralization Release Amount for such Distribution.

     "POOL II PRINCIPAL REMITTANCE AMOUNT" means, with respect to any Distribution Date and the Pool II mortgage loans, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due
Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments and any advances of principal with respect to pool II mortgage loans for the related Prepayment Period, (iii) the Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the pool II mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each deleted pool II mortgage loan that was repurchased during the period from the prior Distribution Date through the Servicer Remittance Date prior to the current Distribution Date, (v) the Substitution Adjustment Amounts received in connection with the substitution of any pool II mortgage loan as of that Distribution Date, (vi) the allocable portion of the proceeds received with respect to the termination of pool II (to the extent they relate to principal); and (vii) any Pool II Net Swap Payments owed to the Pool II Swap Provider or Pool II Swap Termination payments owed to the Pool II Swap Provider (other than Pool II Swap Termination Payments resulting from a Pool II Swap Provider Trigger Event) not covered by the Pool II Interest Remittance Amount.

     "POOL II SENIOR CERTIFICATES" means the Class SL-A Certificates.

     "POOL II SENIOR ENHANCEMENT PERCENTAGE" means for any Distribution Date and a class of Pool II Senior Certificates or Pool II Subordinate Certificates, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of each class of Pool II certificates junior in priority to such class and the Pool II Overcollateralized Amount by (y) the aggregate Stated Principal Balance of the pool II mortgage loans, calculated after taking into account distributions of principal on the pool II mortgage loans and distribution of the Pool II Principal Distribution Amount to the holders of the Pool II Certificates then entitled to distributions of principal on such Distribution Date.

     "POOL II STEPDOWN DATE" means the earlier to occur of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class SL-A Certificates prior to any distributions of principal for such Distribution Date are made is less than or equal to the Pool II Principal Remittance Amount and (ii) the later to occur of (A) the Distribution Date occurring in September 2009 and (B) the first Distribution Date on which the Pool II Senior Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to distribution of the Pool II Principal

Distribution Amount to the holders of the Pool II Certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to 74.50%.

     "POOL II STRUCTURING ASSUMPTIONS" has the meaning set forth in "Pool II Prepayment and Yield Considerations--Structuring Assumptions" in this free writing prospectus supplement.

     "POOL II SUBORDINATE CERTIFICATES" means any or all, as the context requires, of the Class SL-M1, SL-M2, SL-M3, SL-M4, SL-M5, SL-M6, SL-M7, SL-M8, SL-M9 and Class SL-B1 Certificates

     "POOL II SWAP AGREEMENT" has the meaning set forth in "Description of the Certificates--The Pool II Swap Agreement" in this free writing prospectus supplement.

     "POOL II SWAP ACCOUNT" has the meaning set forth in "Description of the Certificates--The Pool II Swap Agreement" in this free writing prospectus supplement.

     "POOL II SWAP PROVIDER" means the counterparty to the Pool II Swap
Agreement.

     "POOL II SWAP TERMINATION PAYMENT" has the meaning set forth in "Description of the Certificates--The Pool II Swap Agreement" in this free writing prospectus supplement.

     A "POOL II TRIGGER EVENT" is in effect with respect to the Pool II mortgage loans on any Distribution Date on or after the Pool II Stepdown Date(i) if the Rolling Six-Month Delinquency Rate for the Pool II mortgage loans as of the last day of the immediately preceding month equals or exceeds 10.75% of the Pool II Senior Enhancement Percentage for that Distribution Date or (ii) if cumulative Realized Losses for the Pool II mortgage loans for the related Distribution Date as a percentage of the principal balance of the pool II mortgage loans as of the Cut-off Date are greater than:

DISTRIBUTION DATE OCCURRING IN       LOSS PERCENTAGE
------------------------------       ---------------
September 2008 through August 2009         3.45%
September 2009 through August 2010         7.75%
September 2010 through August 2011        10.25%
September 2011 through August 2012        12.25%
September 2012 and thereafter             13.00%

     "POOL II UNPAID INTEREST AMOUNT" for any class of Pool II Certificates and any Distribution Date will equal the sum of (1) the amount, if any, by which (x) the sum of (A) Pool II Current Interest for such class for the immediately preceding Distribution Date and (B) any Pool II Unpaid Interest Amount from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (2) interest on the amount in clause (1) for the related Interest Accrual Period at the applicable Pass-through Rate (to the extent permitted by applicable law).

     "POOL II UNPAID REALIZED LOSS AMOUNT" for any class of Pool II Certificates and any Distribution Date, the portion of any Realized Losses previously allocated to that class remaining inpaid from prior Distribution Dates.

     "PREPAYMENT INTEREST EXCESS" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this free writing prospectus supplement.

     "PREPAYMENT PERIOD" means, with respect to any Distribution Date, either
(a) with respect to unscheduled receipt of principal (other than voluntary partial principal prepayment), the period from and including the 16th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the period beginning on the Cut-off Date) to and including the 15th day of the month in which that Distribution Date occurs, or (b) with respect to voluntary principal prepayments in part, the calendar month prior to the Distribution Date.

     "PREPAYMENT PREMIUM" has the meaning set forth in "The Mortgage Loan Pools--Prepayment Premiums" in this free writing prospectus supplement.

     "REALIZED LOSS" with respect to a mortgage loan means, if a mortgage loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such mortgage loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Pool I mortgage loans will, in effect, be absorbed first, by the Pool I Excess Cashflow, and second by the reduction of the Pool I Overcollateralized Amount. Realized Losses on the Pool II mortgage loans will, in effect, be absorbed first, by the Pool II Excess Cashflow, and second by the reduction of the Pool II Overcollateralized Amount.

     "RECORD DATE" means, with respect to the Offered Certificates, the business day immediately preceding the related Distribution Date, unless the Offered Certificates are issued in definitive form, in which case the Record Date will be the last day of the calendar month immediately preceding the related Distribution Date (or if such day is not a business day, on the immediately preceding business day).

     "REFERENCE BANKS" means leading banks selected by the trust administrator (after consultation with the depositor) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     "REGULAR INTEREST" has the meaning set forth in "Material Federal Income Tax Considerations--Taxation of the Offered Certificates" in this free writing prospectus supplement.

     "REIT" has the meaning set forth in "Material Federal Income Tax Considerations" in this free writing prospectus supplement.

     "ROLLING THREE-MONTH DELINQUENCY RATE" with respect to either the Pool I mortgage loans or the Pool II mortgage loans, as applicable, means with respect to any Distribution Date, the weighted average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

     "ROLLING SIX-MONTH DELINQUENCY RATE" with respect to either the Pool I mortgage loans or the Pool II mortgage loans, as applicable, means with respect to any Distribution Date, the weighted average of the Delinquency Rates for each of the six (or one, two, three, four and five, in the case of the first, second, third, fourth and fifth Distribution Dates, respectively) immediately preceding months.

     "SCORED PROGRAMS" has the meaning set forth in "The Sponsor, Originator and the Servicer--Originations" in this free writing prospectus supplement.

     "SERVICER REMITTANCE DATE" means, with respect to any Distribution Date, the 24th day of the month in which such Distribution Date occurs if it is a business day or, if the 24th day of the month is not a business day, the business day preceding the 24th day of the month in which such Distribution Date occurs.

     "SERVICING FEE" has the meaning set forth in "The Pooling and Servicing Agreement--Servicing Fees, Master Servicing Compensation, Other Compensation and Payment of Expenses" in this free writing prospectus supplement.

     "SERVICING FEE RATE" means a per annum rate equal to 0.50%.

     "SIX-MONTH LIBOR" has the meaning set forth in "The Mortgage Loan Pools--The Index" in this free writing prospectus supplement.

     "STATED PRINCIPAL BALANCE" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the Cut-off Date, after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the servicer with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period.

     "STATED INCOME" has the meaning set forth in "The Sponsor, Originator and the Servicer--Originations" in this free writing prospectus supplement.

     "SUBORDINATE ACCELERATION AMOUNT" on any Distribution Date means the aggregate amount paid to the Class SL-B1 Certificates under part (xxiv) of the Excess Cashflow Distributions and part (i) of the Prepayment Penalty Distributions set forth in "Description of the Certificates--Distributions of Interest and Principal for Pool II" in this free writing prospectus supplement.

     "SUBSEQUENT RECOVERY" with respect to the Pool I Mortgage Loans has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal for Pool I" in this free writing prospectus supplement.

     "SUBSTITUTE MORTGAGE LOAN" means a mortgage loan substituted by the originator for a mortgage loan that is in breach of the originator's representations and warranties regarding the mortgage loans, which must, on the date of such substitution, (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of the principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1.00% per annum higher than, that of the mortgage loan in breach; (iii) have a loan-to-value ratio no higher than that of the mortgage loan in breach; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; and (v) comply with each representation and warranty made by the originator.

     "SUBSTITUTION ADJUSTMENT AMOUNT" has the meaning set forth in "The Mortgage Loan Purchase Agreement--Representations and Warranties Relating to the Mortgage Loans" in this free writing prospectus supplement.

     "SWAP ACCOUNT" means an account established and held by the Swap Administrator designated the "swap account" and is either of the Pool I Swap Account or the Pool II Swap Account.

     "SWAP AGREEMENTS" means the Pool I Swap Agreement and the Pool II Swap Agreement.

     "SWAP PROVIDER" has the meaning set forth in "Description of the Certificates--Swap Agreements" in this free writing prospectus supplement.

     "TELERATE PAGE 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     "TRUST REMIC" has the meaning set forth in "Material Federal Income Tax Considerations--General" in this free writing prospectus supplement.

                                   SCHEDULE A

                  MORTGAGE LOAN POOL STATISTICAL INFORMATION(1)

                           [Begins on following page.]

----------
(1) References to OLTV in this Schedule A refer (i) in the case of the first-lien mortgage loans, to the loan-to-value ratio at origination of such mortgage loans, and (ii) in the case of the second-lien mortgage loans, to the combined loan-to-value ratio at origination of such mortgage loans.


                                  Schedule A-1

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I


                                                                                MINIMUM             MAXIMUM
                                                                                -------             -------
Scheduled Principal Balance                    $1,014,751,723                   $14,969          $1,419,555
Average Scheduled Principal Balance                  $212,959
Number of Mortgage Loans                                4,765

Weighted Average Gross Coupon                          8.597%                    5.500%             14.200%
Weighted Average FICO Score                               627                       500                 816
Weighted Average Combined Original LTV                 81.43%                    13.70%             100.00%

Weighted Average Original Term                     359 months                120 months          360 months
Weighted Average Stated Remaining Term             357 months                118 months          359 months
Weighted Average Seasoning                         2   months                 1   month         14   months

Weighted Average Gross Margin*                         6.067%                    3.429%              6.990%
Weighted Average Minimum Interest Rate*                8.501%                    5.500%             13.990%
Weighted Average Maximum Interest Rate*               14.502%                   11.500%             19.990%
Weighted Average Initial Rate Cap*                     2.713%                    2.000%              3.000%
Weighted Average Subsequent Rate Cap*                  1.500%                    1.500%              1.500%
Weighted Average Months to Roll*                   22  months                10  months          59  months

Maturity Date                                                               Jun  1 2016         Jul  1 2036
Maximum Zip Code Concentration                          0.37%     20774

ARM                                                    80.93%     Easy Documentation                  1.03%
Fixed Rate                                             19.07%     Full Documentation                 56.42%
                                                                  Stated Documentation               42.55%
2/28 6 MO LIBOR                                        36.29%
2/28 6 MO LIBOR 40/30 Balloon                          34.45%     Cash Out Refinance                 45.59%
2/28 6 MO LIBOR IO                                      9.23%     Home Improvement                    3.69%
3/27 6 MO LIBOR                                         0.45%     Purchase                           49.44%
3/27 6 MO LIBOR 40/30 Balloon                           0.22%     Rate/Term Refinance                 1.28%
3/27 6 MO LIBOR IO                                      0.08%
5/25 6 MO LIBOR                                         0.03%     2 Units                             8.69%
5/25 6 MO LIBOR 40/30 Balloon                           0.17%     3 Units                             1.61%
Fixed Rate                                             15.04%     4 Units                             0.53%
Fixed Rate 40/30 Balloon                                4.04%     Condominium                         6.70%
                                                                  Single Family                      82.47%
Interest Only                                           9.31%
Not Interest Only                                      90.69%
                                                                  Non-owner                           3.58%
Prepay Penalty:  N/A                                   40.31%     Primary                            95.53%
Prepay Penalty: 12 months                               6.72%     Second Home                         0.89%
Prepay Penalty: 24 months                              39.81%
Prepay Penalty: 30 months                               0.05%     Top 5 States:
Prepay Penalty: 36 months                              13.11%     California                         25.91%
                                                                  Florida                            14.71%
First Lien                                             92.92%     New York                           10.51%
Second Lien                                             7.08%     Maryland                            7.16%
                                                                  Illinois                            6.10%

* ARMs Loans Only



                                  Schedule A-2

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                                      WEIGHTED
                                                    PCT. OF                      WEIGHTED             AVG.
                                                    POOL BY                      AVG.      AVG.       COMBINED              PCT.
 CURRENT PRINCIPAL        NUMBER OF   PRINCIPAL     PRINCIPAL    WEIGHTED AVG.   CURRENT   PRINCIPAL  ORIGINAL    PCT. FULL OWNER
 BALANCE                  LOANS       BALANCE       BALANCE      GROSS COUPON    FICO      BALANCE    LTV         DOC       OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00             525     $18,334,807      1.81%         11.392%       637     $34,923     98.06%      73.26%      98.12%
50,000.01 - 100,000.00       917      68,508,097       6.75          10.314       623      74,709      89.45       61.06       91.96
100,000.01 - 150,000.00      695      86,383,752       8.51           9.275       614     124,293      81.60       65.29       95.87
150,000.01 - 200,000.00      666     115,832,276      11.41           8.703       617     173,922      80.28       64.03       96.04
200,000.01 - 250,000.00      468     105,111,211      10.36           8.633       613     224,597      79.26       56.13       93.90
250,000.01 - 300,000.00      346      95,217,065       9.38           8.517       618     275,194      79.70       51.82       94.26
300,000.01 - 350,000.00      294      95,596,693       9.42           8.276       626     325,159      79.81       54.74       95.64
350,000.01 - 400,000.00      246      91,999,890       9.07           8.240       631     373,983      80.67       50.04       95.94
400,000.01 - 450,000.00      157      66,604,437       6.56           8.183       631     424,232      81.45       49.84       96.79
450,000.01 - 500,000.00      122      57,780,396       5.69           8.009       640     473,610      80.35       47.66       99.14
500,000.01 - 550,000.00       80      42,036,913       4.14           7.986       645     525,461      82.09       58.95       97.52
550,000.01 - 600,000.00       65      37,423,588       3.69           8.185       643     575,748      81.31       47.62       98.45
600,000.01 - 650,000.00       50      31,167,629       3.07           8.143       634     623,353      82.14       55.98       95.97
650,000.01 - 700,000.00       36      24,300,613       2.39           8.226       658     675,017      83.58       55.26       97.14
700,000.01 - 750,000.00       43      31,347,367       3.09           8.048       632     729,009      79.72       51.16       90.56
750,000.01 - 800,000.00       36      28,300,551       2.79           8.252       640     786,126      80.45       44.81       94.36
800,000.01 - 850,000.00        6       4,945,373       0.49           7.839       611     824,229      77.65       82.84       83.62
850,000.01 - 900,000.00        2       1,721,935       0.17           7.074       713     860,967      80.00       50.37      100.00
950,000.01 - 1,000,000.00      5       4,944,584       0.49           7.549       649     988,917      79.25      100.00      100.00
1,000,000.01 - 1,250,000.00    4       4,395,858       0.43           7.207       638   1,098,965      71.81      100.00      100.00
1,250,000.01 - 1,500,000.00    2       2,798,689       0.28           8.003       640   1,399,344      80.00      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     4,765  $1,014,751,723    100.00%          8.597%       627    $212,959     81.43%      56.42%      95.53%
------------------------------------------------------------------------------------------------------------------------------------


                          DISTRIBUTION BY CURRENT RATE

                                                                                                WEIGHTED
                                           PCT. OF                    WEIGHTED                  AVG.
                                           POOL BY      WEIGHTED      AVG.         AVG.         COMBINED                   PCT.
                 NUMBER       PRINCIPAL    PRINCIPAL    AVG. GROSS    CURRENT      PRINCIPAL    ORIGINAL      PCT. FULL    OWNER
 CURRENT RATE    OF LOANS     BALANCE      BALANCE      COUPON        FICO         BALANCE      LTV           DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
5.001-5.500            1        $224,411        0.02%         5.500%         701     $224,411       84.83%      100.00%      100.00%
5.501-6.000           15       5,917,668         0.58          5.919         707      394,511        70.73       100.00        95.95
6.001-6.500           91      31,926,907         3.15          6.313         684      350,845        74.65       100.00        97.68
6.501-7.000          237      82,872,450         8.17          6.824         659      349,673        79.56        91.50        98.84
7.001-7.500          355     100,758,244         9.93          7.318         652      283,826        80.15        79.66        99.46
7.501-8.000          555     163,149,199        16.08          7.794         640      293,963        81.13        67.59        96.17
8.001-8.500          580     158,828,997        15.65          8.289         635      273,843        80.65        45.85        95.52
8.501-9.000          627     166,966,343        16.45          8.783         625      266,294        82.58        43.47        92.91
9.001-9.500          394      83,864,917         8.26          9.300         598      212,855        81.98        40.67        91.74
9.501-10.000         439      79,186,031         7.80          9.781         580      180,378        81.22        39.26        95.88
10.001-10.500        304      37,317,082         3.68         10.269         582      122,754        82.79        43.79        92.25
10.501-11.000        274      31,400,308         3.09         10.815         592      114,600        83.49        23.48        92.40
11.001-11.500        363      31,190,349         3.07         11.267         619       85,924        87.81        35.55        97.46
11.501-12.000        203      19,428,131         1.91         11.772         585       95,705        81.06        46.75        95.36
12.001-12.500        174      12,975,367         1.28         12.267         590       74,571        85.74        69.42        97.19
12.501-13.000        135       7,741,465         0.76         12.755         607       57,344        98.51        56.75       100.00
13.001-13.500         11         682,083         0.07         13.147         621       62,008        99.24        15.88       100.00
13.501-14.000          6         299,345         0.03         13.804         598       49,891        86.26        38.48        48.05
14.001-14.500          1          22,427         0.00         14.200         670       22,427        95.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             4,765  $1,014,751,723      100.00%         8.597%         627     $212,959       81.43%       56.42%       95.53%
------------------------------------------------------------------------------------------------------------------------------------

     *Based on the original balances of the Pool I Mortgage Loans.


                                  Schedule A-3

                 DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                WEIGHTED
                                           PCT. OF                    WEIGHTED                  AVG.
                                           POOL BY      WEIGHTED      AVG.         AVG.         COMBINED                  PCT.
                 NUMBER       PRINCIPAL    PRINCIPAL    AVG. GROSS    CURRENT      PRINCIPAL    ORIGINAL     PCT.         OWNER
 CREDIT SCORE    OF LOANS     BALANCE      BALANCE      COUPON        FICO         BALANCE      LTV          FULL DOC     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
500 or less           10   $2,254,459        0.22%         10.101%        500     $225,446       73.43%       19.43%       90.69%
501 - 520            220   48,367,766         4.77          10.249        511      219,853        72.29        44.18        95.49
521 - 540            284   59,458,760         5.86           9.714        530      209,362        74.61        51.39        97.06
541 - 560            266   55,774,062         5.50           9.381        551      209,677        77.90        63.78        94.46
561 - 580            265   55,353,323         5.45           9.025        571      208,880        80.83        73.28        94.77
581 - 600            529   99,868,443         9.84           8.779        591      188,787        81.98        74.32        95.77
601 - 620            622  122,487,514        12.07           8.508        610      196,925        83.32        76.42        97.47
621 - 640            745  159,070,377        15.68           8.301        631      213,517        82.76        64.66        94.47
641 - 660            661  138,694,231        13.67           8.290        649      209,825        83.44        49.66        96.75
661 - 680            404   89,234,855         8.79           8.174        670      220,878        82.71        41.81        95.82
681 - 700            278   63,237,792         6.23           8.050        691      227,474        83.33        43.24        94.02
701 - 720            188   44,653,316         4.40           8.001        710      237,518        82.56        37.36        96.10
721 - 740            144   36,647,483         3.61           8.287        730      254,496        83.56        26.84        95.02
741 - 760             70   18,907,514         1.86           8.065        751      270,107        82.36        33.74        93.43
761 - 780             50   13,474,481         1.33           7.802        769      269,490        77.22        35.63        90.54
781 - 800             17    4,150,556         0.41           8.338        785      244,150        82.69        10.42        89.76
801 - 820             12    3,116,793         0.31           7.802        805      259,733        77.09        55.01        81.47
------------------------------------------------------------------------------------------------------------------------------------
Total:             4,765  $1,014,751,723   100.00%          8.597%        627     $212,959       81.43%       56.42%       95.53%
------------------------------------------------------------------------------------------------------------------------------------

                              DISTRIBUTION BY LIEN

                                                                                           WEIGHTED
                                    PCT. OF                      WEIGHTED                  AVG.
                                    POOL BY      WEIGHTED        AVG.         AVG.         COMBINED                  PCT.
             NUMBER    PRINCIPAL    PRINCIPAL    AVG. GROSS      CURRENT      PRINCIPAL    ORIGINAL     PCT.         OWNER
LIEN         OF LOANS  BALANCE      BALANCE      COUPON          FICO         BALANCE      LTV          FULL DOC     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------
1            3,640    $942,953,406   92.92%          8.391%          624     $259,053       80.03%       56.70%       95.19%
2            1,125      71,798,317     7.08          11.307          657       63,821        99.77        52.75        99.94
-----------------------------------------------------------------------------------------------------------------------------
Total:       4,765  $1,014,751,723  100.00%          8.597%          627     $212,959       81.43%       56.42%       95.53%
-----------------------------------------------------------------------------------------------------------------------------

                                          DISTRIBUTION BY LTV(1)

                                          PCT. OF                                              WEIGHTED
                                          POOL BY      WEIGHTED      WEIGHTED      AVG.        AVG.
                NUMBER     PRINCIPAL      PRINCIPAL    AVG. GROSS    AVG.          PRINCIPAL   COMBINED        PET. FULL  PCT. OWNER
LTV             OF LOANS   AMOUNT         BALANCE      COUPON        CURRENT FICO  BALANCE     ORIGINAL LTV    DOC        OCCUPIED
---------------------------------------------------------------------------------------------------------------------------------
50.00 or less          80    $15,520,687      1.53%        8.495%           615     $194,009       42.18%       67.48%   96.85%
50.01 - 55.00          42      8,487,157       0.84         8.692           592      202,075        52.84        65.46    97.00
55.01 - 60.00          53     11,950,986       1.18         9.398           571      225,490        57.80        58.10    89.63
60.01 - 65.00         138     33,450,005       3.30         9.185           585      242,391        63.91        35.86    94.39
65.01 - 70.00         188     45,172,294       4.45         9.385           568      240,278        69.16        40.38    93.29
70.01 - 75.00         217     56,697,938       5.59         9.094           576      261,281        74.21        43.12    92.41
75.01 - 80.00       1,864    495,692,927      48.85         8.083           643      265,930        79.89        52.43    97.20
80.01 - 85.00         328     85,278,679       8.40         8.280           609      259,996        84.58        74.42    93.49
85.01 - 90.00         590    150,863,626      14.87         8.514           618      255,701        89.77        70.50    90.67
90.01 - 95.00         121     27,945,975       2.75         8.720           630      230,958        94.59        70.30    97.57
95.01 - 100.00      1,144     83,691,451       8.25        10.970           658       73,157        99.95        54.40   100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:              4,765 $1,014,751,723    100.00%        8.597%           627     $212,959       81.43%       56.42%   95.53%
---------------------------------------------------------------------------------------------------------------------------------

     (1) REFERENCES TO LOAN-TO-VALUE RATIOS ARE REFERENCES TO COMBINED LOAN-TO-VALUE RATIOS WITH RESPECT TO SECOND LIEN MORTGAGE LOANS.

                                  Schedule A-4

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I


                          DISTRIBUTION BY DOCUMENTATION



                                                                                                 WEIGHTED
                                              PCT. OF                    WEIGHTED                AVG.
                                              POOL BY     WEIGHTED       AVG.       AVG.         COMBINED                 PCT.
                     NUMBER     PRINCIPAL     PRINCIPAL   AVG. GROSS     CURRENT    PRINCIPAL    ORIGINAL    PCT.         OWNER
 DOCUMENTATION       OF LOANS   BALANCE       BALANCE     COUPON         FICO       BALANCE      LTV         FULL DOC     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Easy                       33   $  10,453,091       1.03%   9.009%          587     $316,760      81.63%        0.00%      99.22%
Full                    2,876     572,569,073       56.42    8.229          618      199,085       82.18       100.00       95.05
Stated                  1,856     431,729,560       42.55    9.076          639      232,613       80.42         0.00       96.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,765  $1,014,751,723     100.00%   8.597%          627     $212,959      81.43%       56.42%      95.53%
------------------------------------------------------------------------------------------------------------------------------------


                                         DISTRIBUTION BY PURPOSE

                                                                                                  WEIGHTED
                                            PCT. OF                      WEIGHTED                 AVG.
                                            POOL BY      WEIGHTED        AVG.        AVG.         COMBINED                  PCT.
                   NUMBER       PRINCIPAL   PRINCIPAL    AVG. GROSS      CURRENT     PRINCIPAL    ORIGINAL     PCT.         OWNER
 PURPOSE           OF LOANS     BALANCE     BALANCE      COUPON          FICO        BALANCE      LTV          FULL DOC     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Home Improvement       126     $37,455,176      3.69%       8.396%         610     $297,263       77.73%       49.16%       98.54%
Purchase             2,758     501,707,269      49.44        8.625         649      181,910        84.04        52.19        96.11
Rate Term               62      13,009,931       1.28        8.718         608      209,838        76.68        70.32        92.20
Cashout              1,819     462,579,348      45.59        8.580         605      254,304        79.03        61.22        94.75
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,765  $1,014,751,723    100.00%       8.597%         627     $212,959       81.43%       56.42%       95.53%
------------------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY OCCUPANCY

                                                                                                  WEIGHTED
                                            PCT. OF                      WEIGHTED                 AVG.
                                            POOL BY      WEIGHTED        AVG.        AVG.         COMBINED                  PCT.
                   NUMBER       PRINCIPAL   PRINCIPAL    AVG. GROSS      CURRENT     PRINCIPAL    ORIGINAL     PCT.         OWNER
 OCCUPANCY         OF LOANS     BALANCE     BALANCE      COUPON          FICO        BALANCE      LTV          FULL DOC     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Second Home            40      $9,068,141      0.89%        8.341%          640    $226,704       78.47%      59.51%        0.00%
Non-Owner
Occupied              192      36,295,387       3.58         9.108          633     189,038        81.16       63.19         0.00
Owner Occupied      4,533     969,388,195      95.53         8.580          626     213,851        81.46       56.14       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              4,765  $1,014,751,723    100.00%        8.597%          627    $212,959       81.43%      56.42%       95.53%
------------------------------------------------------------------------------------------------------------------------------------



                                  Schedule A-5

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I


                          DISTRIBUTION BY PROPERTY TYPE


                                                                                                   WEIGHTED
                                             PCT. OF                      WEIGHTED                 AVG.
                                             POOL BY      WEIGHTED        AVG.      AVG.           COMBINED                 PCT.
                    NUMBER       PRINCIPAL   PRINCIPAL    AVG. GROSS      CURRENT   PRINCIPAL      ORIGINAL     PCT.        OWNER
 PROPERTY TYPE      OF LOANS     BALANCE     BALANCE      COUPON          FICO      BALANCE        LTV          FULL DOC    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Condominium            372     $67,942,638     6.70%        8.875%         640     $182,642       81.96%      47.97%       93.65%
Four Family             15       5,413,073      0.53         8.741         618      360,872        77.32       50.20        76.33
Single Family        3,973     836,852,413     82.47         8.562         625      210,635        81.44       59.69        96.28
Three Family            46      16,347,330      1.61         8.736         606      355,377        80.54       51.84        94.89
Two Family             359      88,196,269      8.69         8.678         633      245,672        81.29       33.21        91.11
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,765  $1,014,751,723   100.00%        8.597%         627     $212,959       81.43%      56.42%       95.53%
------------------------------------------------------------------------------------------------------------------------------------


                              DISTRIBUTION BY STATE

                                                                                                   WEIGHTED
                                             PCT. OF                      WEIGHTED                 AVG.
                                             POOL BY      WEIGHTED        AVG.      AVG.           COMBINED                 PCT.
                    NUMBER       PRINCIPAL   PRINCIPAL    AVG. GROSS      CURRENT   PRINCIPAL      ORIGINAL     PCT.        OWNER
 STATE              OF LOANS     BALANCE     BALANCE      COUPON          FICO      BALANCE        LTV          FULL DOC    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
ALASKA                      2       $418,676     0.04%           9.876%       530   $209,338          72.01%    53.67%    100.00%
ARIZONA                   131     21,987,671      2.17            8.732       630    167,845           80.85     57.90      95.32
ARKANSAS                    5        475,579      0.05           10.116       548     95,116           80.47     58.14     100.00
CALIFORNIA                836    262,915,122     25.91            8.204       644    314,492           80.64     56.01      96.35
COLORADO                   51      7,887,447      0.78            8.417       627    154,656           84.27     76.74      94.05
CONNECTICUT                46      9,620,417      0.95            8.425       616    209,139           79.35     64.53      98.74
DELAWARE                   12      1,988,408      0.20            8.829       618    165,701           83.26     39.86     100.00
DISTRICT OF COLUMBIA       31      8,456,348      0.83            8.593       627    272,785           80.86     55.03      93.45
FLORIDA                   816    149,287,488     14.71            8.784       620    182,950           81.54     55.62      96.21
GEORGIA                   204     29,463,681      2.90            8.638       619    144,430           85.10     76.45      92.58
HAWAII                     53     13,916,103      1.37            7.875       675    262,568           77.91     55.43      95.19
IDAHO                       9      1,624,849      0.16            8.957       562    180,539           78.77     28.14      93.85
ILLINOIS                  344     61,928,574      6.10            9.023       631    180,025           83.43     44.57      94.97
INDIANA                    55      4,957,869      0.49            9.334       598     90,143           84.89     85.66      88.08
IOWA                        5        430,116      0.04            9.110       632     86,023           88.33     60.26      82.24
KANSAS                      5        580,905      0.06            9.058       584    116,181           86.26    100.00     100.00
KENTUCKY                   10      1,011,886      0.10            8.934       604    101,189           87.32     79.06     100.00
MAINE                       4        467,444      0.05            9.059       573    116,861           82.75    100.00     100.00
MARYLAND                  315     72,619,191      7.16            8.752       607    230,537           79.53     66.67      95.99
MASSACHUSETTS             127     33,943,469      3.35            8.575       611    267,271           81.13     57.96      96.37
MICHIGAN                  130     15,790,038      1.56            9.219       616    121,462           84.83     58.48      91.44
MINNESOTA                  68     10,469,850      1.03            8.392       646    153,968           84.07     69.76     100.00
MISSOURI                   36      4,409,379      0.43            9.193       617    122,483           83.62     57.12      85.06
NEBRASKA                    5        379,394      0.04            8.942       590     75,879           85.74    100.00     100.00
NEVADA                     59     11,270,901      1.11            8.618       613    191,032           84.02     62.57      90.04
NEW HAMPSHIRE              17      3,540,525      0.35            9.131       606    208,266           83.47     65.96      93.34
NEW JERSEY                200     51,920,968      5.12            9.088       605    259,605           80.43     43.80      94.36
NEW MEXICO                 14      2,756,983      0.27            8.740       596    196,927           86.92     85.77      94.47
NEW YORK                  362    106,613,427     10.51            8.480       637    294,512           80.90     35.09      96.62
NORTH CAROLINA             84      9,254,056      0.91            9.153       602    110,167           84.14     77.66      87.92
OHIO                       75      6,641,719      0.65            8.768       609     88,556           84.46     80.24      88.26
OKLAHOMA                   12      1,351,848      0.13            8.438       603    112,654           82.38     81.08     100.00
OREGON                     24      3,602,864      0.36            9.140       616    150,119           81.78     80.02      96.32
PENNSYLVANIA               91     13,388,830      1.32            9.113       596    147,130           81.65     68.28      92.29
RHODE ISLAND               30      6,775,254      0.67            8.326       626    225,842           81.26     59.87      96.43
SOUTH CAROLINA             50      6,675,102      0.66            9.286       584    133,502           82.08     85.25      97.60
TENNESSEE                  40      4,571,907      0.45            9.362       608    114,298           84.50     67.18      97.77
TEXAS                     100     16,536,890      1.63            8.314       632    165,369           82.38     66.10     100.00
UTAH                       27      3,473,768      0.34            8.604       614    128,658           82.48     76.25     100.00
VERMONT                     4        422,147      0.04           10.871       520    105,537           71.21     69.16     100.00
VIRGINIA                  120     26,787,890      2.64            8.436       626    223,232           81.33     64.29      93.07
WASHINGTON                 69     14,267,223      1.41            8.322       626    206,771           81.31     75.84      92.73
WEST VIRGINIA               6      1,225,727      0.12            9.205       559    204,288           80.39    100.00     100.00
WISCONSIN                  81      8,643,791      0.85            9.141       615    106,713           84.96     65.66      93.68
----------------------------------------------------------------------------------------------------------------------------------
Total:                  4,765  $1,014,751,723   100.00%           8.597%      627   $212,959           81.43%    56.42%     95.53%
----------------------------------------------------------------------------------------------------------------------------------

                             Schedule A-6

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I

                               DISTRIBUTION BY ZIP

                                                                                              WEIGHTED
                                          PCT. OF                    WEIGHTED                 AVG.
                                          POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
                 NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 ZIP             LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
---------------------------------------------------------------------------------------------------------------------------------
20774                 11   $3,800,565        0.37%       8.495%          613     $345,506       81.12%       63.47%       90.76%
94513                  8    3,597,575         0.35        7.408          645      449,697        83.83        85.97       100.00
92503                  9    3,530,331         0.35        8.517          690      392,259        81.69        25.12       100.00
20772                 10    3,215,207         0.32        8.100          624      321,521        75.09        65.99       100.00
11221                  6    3,081,422         0.30        8.372          642      513,570        88.24        19.96       100.00
20002                  9    2,966,288         0.29        8.783          657      329,588        83.50        30.65        91.32
11368                  6    2,959,965         0.29        8.365          647      493,327        81.72         0.00       100.00
20744                 10    2,912,191         0.29        9.290          574      291,219        72.71        77.87       100.00
94565                 10    2,614,913         0.26        8.488          677      261,491        82.93        40.33       100.00
33157                 11    2,587,681         0.26        7.762          641      235,244        84.08        77.97       100.00
Other              4,675  983,485,586        96.92        8.605          626      210,371        81.42        56.65        95.45
---------------------------------------------------------------------------------------------------------------------------------
Total:             4,765 $1,014,751,723     100.00%       8.597%         627     $212,959        81.43%       56.42%       95.53%
---------------------------------------------------------------------------------------------------------------------------------


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                                                              WEIGHTED
                                          PCT. OF                    WEIGHTED                 AVG.
 REMAINING                                POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
 MONTHS TO       NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 MATURITY        LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
-------------------------------------------------------------------------------------------------------------------------------
61 - 120           10        $673,796       0.07%         10.214%       664      $67,380       91.09%       36.65%       57.73%
121 - 180          95       3,483,826        0.34           9.667       630       36,672        78.31        86.21       100.00
181 - 240          11       1,722,354        0.17           8.502       630      156,578        79.54        67.45       100.00
241 - 360       4,649   1,008,871,747       99.42           8.592       627      217,008        81.43        56.32        95.53
-------------------------------------------------------------------------------------------------------------------------------
Total:          4,765  $1,014,751,723     100.00%          8.597%       627     $212,959       81.43%       56.42%       95.53%
-------------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTION BY PRODUCT


                                                                                                   WEIGHTED
                                                    PCT. OF                    WEIGHTED            AVG.
                                                    POOL BY     WEIGHTED       AVG.    AVG.        COMBINED                 PCT.
                           NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT PRINCIPAL   ORIGINAL     PCT. FULL   OWNER
PRODUCT                    LOANS       BALANCE      BALANCE     COUPON         FICO    BALANCE     LTV          DOC         OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
2/28 6 MO LIBOR              1,689   $368,263,425     36.29%      8.912%         606   $218,036       80.25%     47.75%      93.92%
2/28 6 MO LIBOR 40/30
  Balloon                    1,159    349,616,425      34.45       8.329         631    301,654        80.61      50.29       94.78
2/28 6 MO LIBOR IO             270     93,684,178       9.23       7.575         647    346,978        81.06      84.23       99.76
3/27 6 MO LIBOR                 21      4,574,547       0.45       8.196         626    217,836        80.92      71.12       96.89
3/27 6 MO LIBOR 40/30
  Balloon                       11      2,223,084       0.22       7.986         638    202,099        84.01      92.44       96.94
3/27 6 MO LIBOR IO               3        773,600       0.08       7.892         662    257,867        84.67     100.00      100.00
5/25 6 MO LIBOR                  3        295,623       0.03       7.710         600     98,541        74.40     100.00      100.00
5/25 6 MO LIBOR 40/30
  Balloon                        5      1,769,271       0.17       7.725         621    353,854        73.75      92.60      100.00
Fixed Rate                   1,478    152,584,405      15.04       9.452         649    103,237        87.70      64.78       98.01
Fixed Rate 40/30 Balloon       126     40,967,165       4.04       7.345         652    325,136        76.65      85.71       96.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                       4,765  $1,014,751,723    100.00%     8.597%        627   $212,959        81.43%     56.42%      95.53%
------------------------------------------------------------------------------------------------------------------------------------

                     DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                                                              WEIGHTED
                                          PCT. OF                    WEIGHTED                 AVG.
 PREPAYMENT                               POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
 PENALTY         NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 TERM            LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
---------------------------------------------------------------------------------------------------------------------------------
N/A                1,917    $409,054,332      40.31%     8.842%        622       $213,383       81.61%       49.51%      94.99%
12                   243      68,196,263        6.72      8.587        636        280,643        80.60        53.33       94.68
24                 1,988     403,947,447       39.81      8.590        625        203,193        82.16        59.38       95.90
30                     3         538,237        0.05      8.427        592        179,412        81.70       100.00      100.00
36                   614     133,015,444       13.11      7.873        641        216,638        79.04        70.14       96.50
---------------------------------------------------------------------------------------------------------------------------------
Total:             4,765  $1,014,751,723     100.00%     8.597%        627       $212,959       81.43%       56.42%      95.53%
---------------------------------------------------------------------------------------------------------------------------------



                                  Schedule A-7

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I

                         DISTRIBUTION BY ORIGINAL TERM

                                                                                                 WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
                    NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 ORIGINAL TERM      LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
120                    10        $673,796      0.07%        10.214%        664     $67,380       91.09%       36.65%        57.73%
180                    95       3,483,826       0.34          9.667        630      36,672        78.31        86.21        100.00
240                    11       1,722,354       0.17          8.502        630     156,578        79.54        67.45        100.00
300                     1          77,341       0.01          9.900        616      77,341        90.00         0.00        100.00
359                     1         559,209       0.06         12.150        569     559,209        55.98         0.00        100.00
360                 4,647   1,008,235,197      99.36          8.590        627     216,965        81.45        56.35         95.53
------------------------------------------------------------------------------------------------------------------------------------
Total:              4,765  $1,014,751,723    100.00%         8.597%       627     $212,959       81.43%       56.42%        95.53%
------------------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY RATE TYPE

                                                                                                 WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
                    NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 RATE TYPE          LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
ARM                  3,161    $821,200,153      80.93%         8.501%       621       $259,791       80.50%        53.41      95.00%
Fixed Rate           1,604     193,551,570       19.07          9.006       650        120,668        85.36        69.21       97.79
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,765  $1,014,751,723     100.00%         8.597%       627       $212,959       81.43%        56.42      95.53%
------------------------------------------------------------------------------------------------------------------------------------


                           DISTRIBUTION BY DEBT RATIO

                                                                                                 WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
                  NUMBER OF     PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 DEBT RATIO       LOANS         BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 20.00          98     $22,510,370       2.22%         8.027%          634    $229,698       80.99%       91.46%      88.42%
20.01 - 25.00        112      23,463,001        2.31          8.538          622     209,491        82.00        72.81       90.72
25.01 - 30.00        168      25,617,324        2.52          8.437          632     152,484        78.95        74.22       90.81
30.01 - 35.00        363      68,003,082        6.70          8.482          627     187,336        81.03        65.99       95.72
35.01 - 40.00        574     114,884,880       11.32          8.643          633     200,148        81.17        53.12       96.91
40.01 - 45.00      1,018     205,510,501       20.25          8.653          635     201,877        82.14        50.79       96.71
45.01 - 50.00      1,705     367,595,579       36.23          8.557          637     215,599        82.54        51.78       97.07
50.01 - 55.00        718     184,557,112       18.19          8.716          592     257,043        79.06        62.15       92.36
55.01 - 60.00          7       1,986,184        0.20          9.739          576     283,741        78.90        27.53      100.00
60.01 or more          2         623,690        0.06          8.844          653     311,845        80.00         0.00       75.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:             4,765  $1,014,751,723     100.00%         8.597%          627    $212,959        81.43%       56.42%      95.53%
-----------------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY INTEREST ONLY FLAG

                                                                                                WEIGHTED
                                             PCT. OF                    WEIGHTED                AVG.
                                             POOL BY     WEIGHTED       AVG.        AVG.        COMBINED                  PCT.
 INTEREST ONLY      NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT     PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 FLAG               LOANS       BALANCE      BALANCE     COUPON         FICO        BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Interest Only            273     $94,457,778      9.31%      7.578%        647    $345,999       81.08%       84.36%      99.76%
Not Interest Only      4,492     920,293,945      90.69       8.702        625     204,874        81.46        53.56       95.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,765  $1,014,751,723    100.00%      8.597%        627    $212,959       81.43%       56.42%      95.53%
------------------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY INTEREST ONLY TERM

                                                                                                 WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
 INTEREST ONLY      NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 TERM               LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
0                       4,492   $920,293,945      90.69%     8.702%        625      $204,874       81.46%       53.56%      95.10%
60                        273     94,457,778        9.31      7.578        647       345,999        81.08        84.36       99.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,765 $1,014,751,723     100.00%     8.597%        627      $212,959       81.43%       56.42%      95.53%
------------------------------------------------------------------------------------------------------------------------------------


                                  Schedule A-8

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                 WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
                    NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 GROSS MARGIN       LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000          14   $4,607,666       0.56%         5.980%          658      $329,119       81.81%      100.00%      94.80%
4.001 - 5.000         287   94,275,268       11.48          6.906          658       328,485        80.16        89.31       99.66
5.001 - 6.000         919  261,715,704       31.87          7.875          641       284,783        80.79        61.84       97.23
6.001 - 7.000       1,941  460,601,516       56.09          9.208          602       237,301        80.39        40.80       92.77
------------------------------------------------------------------------------------------------------------------------------------
Total:              3,161 $821,200,153     100.00%         8.501%          621      $259,791       80.50%       53.41%      95.00%
------------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MINIMUM INTEREST RATE

                                                                                                 WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
 MINIMUM INTEREST   NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 RATE               LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000           7    $1,871,016       0.23%         5.701%          691    $267,288       77.59%      100.00%      87.19%
6.001 - 7.000         203    70,401,541        8.57          6.728          660     346,806        80.22        94.23       99.00
7.001 - 8.000         769   227,858,537       27.75          7.622          644     296,305        80.97        71.03       97.30
8.001 - 9.000       1,111   306,305,819       37.30          8.544          631     275,703        81.90        43.18       94.03
9.001 - 10.000        664   145,418,785       17.71          9.521          584     219,004        81.00        37.08       93.85
10.001 - 11.000       254    43,144,914        5.25         10.498          547     169,862        75.91        26.46       88.47
11.001 - 12.000       127    21,184,816        2.58         11.506          536     166,810        66.08        41.50       92.76
12.001 - 13.000        24     4,903,657        0.60         12.236          556     204,319        64.46        43.72       96.86
13.001 - 14.000         2       111,067        0.01         13.970          564      55,533        65.00         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              3,161  $821,200,153     100.00%         8.501%          621    $259,791       80.50%       53.41%      95.00%
------------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MAXIMUM INTEREST RATE

                                                                                                 WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
 MAXIMUM INTEREST   NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 RATE               LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000           7   $1,871,016       0.23%         5.701%          691    $267,288      77.59 %      100.00%      87.19%
12.001 - 13.000         202   70,011,774        8.53          6.731          660     346,593        80.19        94.20       99.55
13.001 - 14.000         770  228,248,304       27.79          7.619          644     296,426        80.97        71.08       97.14
14.001 - 15.000       1,110  306,170,853       37.28          8.544          631     275,830        81.91        43.16       94.03
15.001 - 16.000         664  145,418,785       17.71          9.521          584     219,004        81.00        37.08       93.85
16.001 - 17.000         255   43,279,880        5.27         10.492          547     169,725        75.84        26.69       88.50
17.001 - 18.000         127   21,184,816        2.58         11.506          536     166,810        66.08        41.50       92.76
18.001 - 19.000          24    4,903,657        0.60         12.236          556     204,319        64.46        43.72       96.86
19.001 - 20.000           2      111,067        0.01         13.970          564      55,533        65.00         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,161 $821,200,153     100.00%          8.501%         621    $259,791        80.50%       53.41%      95.00%
------------------------------------------------------------------------------------------------------------------------------------


                    DISTRIBUTION BY INITIAL PERIODIC RATE CAP

                                                                                                  WEIGHTED
                                             PCT. OF                    WEIGHTED                 AVG.
                                             POOL BY     WEIGHTED       AVG.         AVG.        COMBINED                  PCT.
 INITIAL PERIODIC   NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS     CURRENT      PRINCIPAL   ORIGINAL     PCT. FULL    OWNER
 RATE CAP           LOANS       BALANCE      BALANCE     COUPON         FICO         BALANCE     LTV          DOC          OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
2.000                   899    $235,905,658     28.73%    8.706%         610       $262,409       80.46%       53.34%      90.66%
3.000                 2,262     585,294,495      71.27     8.418         626        258,751        80.51        53.44       96.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                3,161    $821,200,153    100.00%    8.501%         621       $259,791       80.50%       53.41%      95.00%
------------------------------------------------------------------------------------------------------------------------------------


                                  Schedule A-9

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I

                  DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAP

                                     PCT. OF
SUBSEQUENT                           POOL BY                   WEIGHTED      AVG.       WEIGHTED AVG.
PERIODIC    NUMBER OF  PRINCIPAL     PRINCIPAL  WEIGHTED AVG.  AVG. CURRENT  PRINCIPAL  COMBINED                       PCT. OWNER
RATE CAP    LOANS      BALANCE       BALANCE    GROSS COUPON   FICO          BALANCE    ORIGINAL LTV   PCT. FULL DOC   OCCUPIED
---------------------------------------------------------------------------------------------------------------------------------
1.500           3,161  $821,200,153    100.00%         8.501%           621   $259,791         80.50%         53.41%       95.00%
---------------------------------------------------------------------------------------------------------------------------------
Total:          3,161  $821,200,153    100.00%         8.501%           621   $259,791         80.50%         53.41%       95.00%
---------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY NEXT RATE CHANGE DATE

                                     PCT. OF                                            WEIGHTED
NEXT RATE                            POOL BY                   WEIGHTED      AVG.       AVG.
CHANGE      NUMBER OF  PRINCIPAL     PRINCIPAL  WEIGHTED AVG.  AVG. CURRENT  PRINCIPAL  COMBINED                       PCT. OWNER
DATE        LOANS      BALANCE       BALANCE    GROSS COUPON   FICO          BALANCE    ORIGINAL LTV   PCT. FULL DOC   OCCUPIED
---------------------------------------------------------------------------------------------------------------------------------
6/1/2007            1      $389,767      0.05%         6.200%           751   $389,767         85.00%        100.00%        0.00%
10/1/2007           1       496,367       0.06          7.750           550    496,367          74.18           0.00       100.00
11/1/2007           1       109,783       0.01          9.990           500    109,783          80.00           0.00       100.00
12/1/2007           2       244,387       0.03          9.510           516    122,193          53.91           0.00       100.00
1/1/2008            4       798,813       0.10          8.247           595    199,703          82.45          57.89        81.75
2/1/2008           18     3,706,270       0.45          9.260           568    205,904          76.97          56.76        94.17
3/1/2008           64    16,987,598       2.07          8.966           606    265,431          77.79          45.57        73.46
4/1/2008          218    59,786,592       7.28          8.768           610    274,250          80.44          45.92        91.52
5/1/2008          541   137,453,760      16.74          8.666           609    254,073          81.29          57.24        91.29
6/1/2008          791   211,468,783      25.75          8.482           624    267,344          80.49          54.79        95.96
7/1/2008        1,477   380,121,909      46.29          8.396           627    257,361          80.39          52.06        97.36
3/1/2009            4     1,445,402       0.18          7.831           651    361,351          82.94         100.00        90.14
4/1/2009            1        60,042       0.01         11.740           589     60,042          70.00           0.00       100.00
5/1/2009            5       701,814       0.09          8.757           619    140,363          79.91          81.01        90.32
6/1/2009            7     1,002,247       0.12          8.521           635    143,178          89.29          91.63       100.00
7/1/2009           18     4,361,726       0.53          7.942           629    242,318          80.88          72.22       100.00
4/1/2011            1        67,853       0.01          9.350           591     67,853          80.00         100.00       100.00
5/1/2011            2       611,246       0.07          7.424           619    305,623          81.39         100.00       100.00
7/1/2011            5     1,385,794       0.17          7.774           618    277,159          70.21          90.56       100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:          3,161  $821,200,153    100.00%         8.501%           621   $259,791         80.50%         53.41%       95.00%
---------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF BALANCE AND FIRST DUE DATE

---------------------------------------------------------------
FIRST PAYMENT
   DUE DATE          1ST LIENS     2ND LIENS         TOTAL
---------------------------------------------------------------
7/1/2005               $389,767           N/A          $389,767
11/1/2005               496,367           N/A           496,367
12/1/2005               109,783           N/A           109,783
1/1/2006                244,387           N/A           244,387
2/1/2006                798,813           N/A           798,813
3/1/2006              3,775,717           N/A         3,775,717
4/1/2006             20,346,471           N/A        20,346,471
5/1/2006             63,770,043    $1,487,948        65,257,991
6/1/2006            154,167,685     4,238,041       158,405,726
7/1/2006            257,060,314    16,977,203       274,037,518
8/1/2006            441,794,059    49,095,124       490,889,183
---------------------------------------------------------------
Total:             $942,953,406   $71,798,317    $1,014,751,723

                                  Schedule A-10

                  DESCRIPTION OF THE TOTAL COLLATERAL IN POOL I

                               DELINQUENCY STATUS

                                                                                        WEIGHTED
                                         PCT. OF                   WEIGHTED             AVG.
                                         POOL BY                   AVG.      AVG.       COMBINED
DELINQUENCY   NUMBER OF  PRINCIPAL       PRINCIPAL  WEIGHTED AVG.  CURRENT   PRINCIPAL  ORIGINAL                  PCT. OWNER
STATUS        LOANS      BALANCE         BALANCE    GROSS COUPON   FICO      BALANCE    LTV        PCT. FULL DOC  OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------
30 - 59 Days        100     $24,027,694      2.37%        8.941%        620   $240,277     80.76%         45.80%       90.74%

60 - 89 Days          1          67,933       0.01         9.300        674     67,933      80.00         100.00         0.00

Current           4,664     990,656,096      97.63         8.589        627    212,405      81.44          56.68        95.65

Total:            4,765  $1,014,751,723    100.00%        8.597%        627   $212,959     81.43%         56.42%       95.53%

                               DELINQUENCY HISTORY

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             WEIGHTED
                                          PCT. OF                     WEIGHTED               AVG.
                                          POOL BY                     AVG.       AVG.        COMBINED
30-59 DAYS    NUMBER OF  PRINCIPAL        PRINCIPAL   WEIGHTED AVG.   CURRENT    PRINCIPAL   ORIGINAL                   PCT. OWNER
DELINQUENT    LOANS      BALANCE          BALANCE     GROSS COUPON    FICO       BALANCE     LTV         PCT. FULL DOC  OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
0                 4,739  $1,009,758,631      99.51%          8.598%        627    $213,074      81.44%          56.46%       95.55%

1                    26       4,993,093        0.49           8.487        622     192,042       79.09           49.70        91.86
----------------------------------------------------------------------------------------------------------------------------------
Total:            4,765  $1,014,751,723     100.00%          8.597%        627    $212,959      81.43%          56.42%       95.53%


                                  Schedule A-11

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                                                                MINIMUM                MAXIMUM
                                                                                                -------                -------
Scheduled Principal Balance                                 $217,417,719                        $14,969               $644,434
Average Scheduled Principal Balance                             $148,004
Number of Mortgage Loans                                           1,469

Weighted Average Gross Coupon                                     8.597%                         6.250%                13.950%
Weighted Average FICO Score                                          625                            526                    816
Weighted Average Combined Original LTV                            81.59%                         19.23%                100.00%

Weighted Average Original Term                                358 months                     120 months             360 months
Weighted Average Stated Remaining Term                        356 months                     118 months             359 months
Weighted Average Seasoning                                     2  months                      1   month              7  months

Weighted Average Gross Margin*                                    6.118%                         4.021%                 6.990%
Weighted Average Minimum Interest Rate*                           8.530%                         6.300%                13.950%
Weighted Average Maximum Interest Rate*                          14.531%                        12.300%                19.950%
Weighted Average Initial Rate Cap*                                2.742%                         2.000%                 3.000%
Weighted Average Subsequent Rate Cap*                             1.500%                         1.500%                 1.500%
Weighted Average Months to Roll*                               22 months                      17 months              59 months

Maturity Date                                                                               Jun  1 2016             Jul 1 2036
Maximum Zip Code Concentration                                     0.77%      11221

ARM                                                               81.20%      Easy Documentation                         1.32%
Fixed Rate                                                        18.80%      Full Documentation                        62.04%
                                                                              Stated Documentation                      36.64%
2/28 6 MO LIBOR                                                   40.47%
2/28 6 MO LIBOR 40/30 Balloon                                     32.53%      Cash Out Refinance                        55.13%
2/28 6 MO LIBOR IO                                                 7.36%      Home Improvement                           3.41%
3/27 6 MO LIBOR                                                    0.44%      Purchase                                  38.89%
3/27 6 MO LIBOR 40/30 Balloon                                      0.29%      Rate/Term Refinance                        2.57%
5/25 6 MO LIBOR                                                    0.03%
5/25 6 MO LIBOR 40/30 Balloon                                      0.06%      2 Units                                    8.85%
Fixed Rate                                                        15.48%      3 Units                                    2.45%
Fixed Rate 40/30 Balloon                                           3.32%      4 Units                                    0.32%
                                                                              Condominium                                6.60%
Interest Only                                                      7.36%      Single Family                             81.79%
Not Interest Only                                                 92.64%
                                                                              Non-owner                                  5.68%
Prepay Penalty:  N/A                                              45.85%      Primary                                   92.31%
Prepay Penalty: 12 months                                          4.47%      Second Home                                2.01%
Prepay Penalty: 24 months                                         37.46%
Prepay Penalty: 30 months                                          0.08%      Top 5 States:
Prepay Penalty: 36 months                                         12.14%      California                                13.91%
                                                                              Florida                                   12.89%
First Lien                                                        93.28%      Maryland                                   8.64%
Second Lien                                                        6.72%      Illinois                                   8.41%
                                                                              New York                                   7.98%

* ARMS Loans Only

                                  Schedule A-12

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                          THE MORTGAGE LOANS - GROUP 1

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                                 WEIGHTED
                                                PCT. OF                    WEIGHTED              AVG.
                                                POOL BY                        AVG.  AVG.        COMBINED                PCT.
 CURRENT PRINCIPAL      NUMBER OF    PRINCIPAL  PRINCIPAL   WEIGHTED AVG.   CURRENT  PRINCIPAL   ORIGINAL    PCT. FULL   OWNER
 BALANCE                    LOANS      BALANCE  BALANCE     GROSS COUPON      FICO   BALANCE     LTV         DOC         OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00               307   $9,999,448       4.60%        11.377%       636     $32,571      98.62%      79.00%      98.00%
50,000.01 - 100,000.00         276   20,451,247        9.41          9.596       615      74,099       85.84       70.88       85.62
100,000.01 - 150,000.00        272   34,069,958       15.67          8.518       628     125,257       80.05       72.70       94.53
150,000.01 - 200,000.00        227   39,130,042       18.00          8.207       627     172,379       80.80       71.51       96.08
200,000.01 - 250,000.00        134   30,057,304       13.82          8.443       621     224,308       80.07       57.89       92.78
250,000.01 - 300,000.00        104   28,492,715       13.11          8.461       623     273,968       79.33       51.02       86.79
300,000.01 - 350,000.00         68   22,077,652       10.15          8.172       622     324,671       80.40       61.59       90.01
350,000.01 - 400,000.00         53   19,787,625        9.10          8.347       624     373,351       80.31       50.90       92.33
400,000.01 - 450,000.00         14    5,848,841        2.69          7.797       627     417,774       78.54       42.66      100.00
450,000.01 - 500,000.00          5    2,443,973        1.12          8.185       645     488,795       83.62       20.25      100.00
500,000.01 - 550,000.00          4    2,070,673        0.95          8.692       628     517,668       82.52       25.16       74.84
550,000.01 - 600,000.00          2    1,125,342        0.52          8.623       594     562,671       82.52        0.00      100.00
600,000.01 - 650,000.00          3    1,862,898        0.86          7.534       658     620,966       80.54       33.02      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,469 $217,417,719     100.00%         8.597%       625    $148,004      81.59%      62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CURRENT RATE

                                                                                               WEIGHTED
                                         PCT. OF                      WEIGHTED                      AVG.
                                         POOL BY         WEIGHTED         AVG.          AVG.    COMBINED                       PCT.
                  NUMBER      PRINCIPAL  PRINCIPAL    AVG. GROSS      CURRENT     PRINCIPAL    ORIGINAL         PCT.         OWNER
 CURRENT RATE   OF LOANS        BALANCE  BALANCE           COUPON         FICO       BALANCE         LTV     FULL DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500          17    $4,452,062      2.05%         6.393%          683     $261,886       74.36%      100.00%       92.11%
6.501 - 7.000          69    15,927,707       7.33          6.835          664      230,836        79.77        94.61        97.85
7.001 - 7.500         116    23,463,670      10.79          7.342          642      202,273        79.25        90.45        98.97
7.501 - 8.000         207    40,382,712      18.57          7.805          635      195,086        79.62        77.47        94.33
8.001 - 8.500         169    30,666,809      14.11          8.289          643      181,460        82.33        50.20        88.15
8.501 - 9.000         183    36,222,740      16.66          8.778          615      197,938        82.78        51.53        88.89
9.001 - 9.500         145    22,673,820      10.43          9.283          594      156,371        81.05        44.30        92.29
9.501 - 10.000        135    18,121,515       8.33          9.751          585      134,233        81.06        34.07        95.83
10.001 - 10.500        92     8,122,062       3.74         10.259          594       88,283        83.05        45.12        76.70
10.501 - 11.000        56     4,454,563       2.05         10.763          597       79,546        83.76        19.10        76.46
11.001 - 11.500        98     4,604,848       2.12         11.282          633       46,988        95.22        47.65        97.80
11.501 - 12.000        57     2,520,947       1.16         11.772          612       44,227        94.78        75.11        94.51
12.001 - 12.500        72     3,964,357       1.82         12.264          597       55,061        83.43        65.75        97.70
12.501 - 13.000        47     1,595,807       0.73         12.704          593       33,953        97.42        82.89       100.00
13.001 - 13.500         4       161,477       0.07         13.032          626       40,369       100.00         9.63       100.00
13.501 - 14.000         2        82,622       0.04         13.869          545       41,311        76.34        32.41        32.41
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,469  $217,417,719    100.00%         8.597%          625     $148,004       81.59%       62.04%       92.31%
------------------------------------------------------------------------------------------------------------------------------------


                                 Schedule A-13

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                 WEIGHTED
                                           PCT. OF                     WEIGHTED                      AVG.
                                           POOL BY        WEIGHTED         AVG.         AVG.     COMBINED                      PCT.
                 NUMBER     PRINCIPAL    PRINCIPAL      AVG. GROSS      CURRENT    PRINCIPAL     ORIGINAL         PCT.        OWNER
 CREDIT SCORE  OF LOANS       BALANCE      BALANCE          COUPON         FICO      BALANCE          LTV     FULL DOC     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
521 - 540             61  $12,490,028        5.74%          9.519%          535     $204,755      76.65 %       47.22%       98.93%
541 - 560            105   17,377,255         7.99           9.608          550      165,498        78.74        52.30        93.30
561 - 580             76   12,486,635         5.74           9.233          568      164,298        80.92        58.10        88.24
581 - 600            190   24,616,702        11.32           8.933          592      129,562        82.45        76.33        96.15
601 - 620            233   30,247,571        13.91           8.712          610      129,818        83.29        76.55        95.39
621 - 640            281   41,144,408        18.92           8.343          630      146,421        82.41        69.55        91.06
641 - 660            218   32,962,038        15.16           8.252          649      151,202        81.99        56.65        92.57
661 - 680            127   19,947,966         9.17           8.061          671      157,071        81.27        54.12        91.69
681 - 700             73   11,672,801         5.37           7.931          691      159,901        81.93        45.13        91.17
701 - 720             38    5,459,678         2.51           7.909          709      143,676        82.11        56.37        75.06
721 - 740             35    4,561,825         2.10           7.944          731      130,338        80.89        50.26        78.81
741 - 760              8    1,083,226         0.50           8.430          747      135,403        84.61        50.81       100.00
761 - 780             11    1,506,561         0.69           8.238          772      136,960        81.98        35.28        78.10
781 - 800              8      956,471         0.44           8.944          784      119,559        83.35        15.63       100.00
801 - 820              5      904,553         0.42           7.090          810      180,911        79.55        82.10        85.42
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,469  $217,417,719     100.00%          8.597%          625     $148,004       81.59%       62.04%       92.31%
------------------------------------------------------------------------------------------------------------------------------------


                              DISTRIBUTION BY LIEN

                                                                                                  WEIGHTED
                                            PCT. OF                     WEIGHTED                      AVG.
                                            POOL BY        WEIGHTED         AVG.         AVG.     COMBINED                      PCT.
                  NUMBER      PRINCIPAL   PRINCIPAL      AVG. GROSS      CURRENT      PRINCIPAL   ORIGINAL         PCT.        OWNER
 LIEN           OF LOANS        BALANCE     BALANCE          COUPON         FICO      BALANCE          LTV     FULL DOC     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
1                   1,094  $202,798,134      93.28%          8.399%          623     $185,373       80.29%       61.06%       91.76%
2                     375    14,619,585       6.72          11.339           641       38,986        99.73        75.60       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,469  $217,417,719     100.00%          8.597%          625     $148,004       81.59%       62.04%       92.31%
------------------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTION BY LTV(1)

                                                                                                       WEIGHTED
                                                    PCT. OF                    WEIGHTED                    AVG.
                     NUMBER                         POOL BY       WEIGHTED         AVG.         AVG.   COMBINED     PCT.        PCT.
                         OF         PRINCIPAL     PRINCIPAL     AVG. GROSS      CURRENT    PRINCIPAL   ORIGINAL     FULL       OWNER
 LTV                  LOANS           BALANCE       BALANCE         COUPON         FICO      BALANCE        LTV      DOC    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
50.00 or less            11        $1,707,763         0.79%         8.580%          634     $155,251     42.41%   61.78%      88.30%
50.01 - 55.00             6         1,153,464          0.53          7.274          650      192,244      53.80    67.17      100.00
55.01 - 60.00            13         3,002,218          1.38          8.206          605      230,940      57.40    54.86       92.97
60.01 - 65.00            22         4,146,465          1.91          9.801          588      188,476      64.26    22.91       87.42
65.01 - 70.00            47        10,293,965          4.73          9.053          590      219,021      69.54    35.19       95.64
70.01 - 75.00            51        10,404,039          4.79          8.987          596      204,001      74.28    39.53       86.22
75.01 - 80.00           616       112,859,202         51.91          8.169          634      183,213      79.90    60.57       95.10
80.01 - 85.00           132        22,917,574         10.54          8.591          608      173,618      84.66    72.74       92.67
85.01 - 90.00           199        36,127,644         16.62          8.525          622      181,546      89.79    73.06       82.36
90.01 - 95.00            12           649,907          0.30         10.580          661       54,159      94.77    86.45       51.84
95.01 - 100.00          360        14,155,477          6.51         11.332          641       39,321      99.94    75.81      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,469      $217,417,719       100.00%         8.597%          625     $148,004     81.59%   62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

(1) REFERENCES TO LOAN-TO-VALUE RATIOS ARE REFERENCES TO COMBINED LOAN-TO-VALUE RATIOS WITH RESPECT TO SECOND LIEN MORTGAGE LOANS.

                          DISTRIBUTION BY DOCUMENTATION

                                                                                                  WEIGHTED
                                               PCT. OF                   WEIGHTED                     AVG.
                                               POOL BY     WEIGHTED          AVG.         AVG.    COMBINED                      PCT.
                     NUMBER      PRINCIPAL   PRINCIPAL   AVG. GROSS       CURRENT    PRINCIPAL    ORIGINAL         PCT.        OWNER
 DOCUMENTATION     OF LOANS        BALANCE     BALANCE       COUPON          FICO      BALANCE         LTV     FULL DOC     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Easy                      13    $2,869,846       1.32%        8.934%          577     $220,757       83.56%        0.00%      97.16%
Full                   1,009   134,880,412       62.04        8.295           623      133,677       82.80       100.00       92.05
Stated                   447    79,667,460       36.64        9.096           630      178,227       79.47         0.00       92.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,469  $217,417,719      100.00%       8.597%          625     $148,004       81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------


                                 Schedule A-14

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                             DISTRIBUTION BY PURPOSE

                                                                                                  WEIGHTED
                                                 PCT. OF                  WEIGHTED                    AVG.
                                                 POOL BY      WEIGHTED        AVG.        AVG.    COMBINED                     PCT.
                      NUMBER      PRINCIPAL    PRINCIPAL    AVG. GROSS     CURRENT   PRINCIPAL    ORIGINAL         PCT.       OWNER
 PURPOSE            OF LOANS        BALANCE      BALANCE        COUPON        FICO     BALANCE         LTV     FULL DOC    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Home Improvement           33    $7,404,122         3.41%        7.831%        635    $224,367       76.39%       57.24%      97.74%
Purchase                  788    84,554,106        38.89         8.724         629     107,302       83.93        71.25       89.29
RateTerm                   32     5,586,448         2.57         8.997         606     174,576       78.65        59.06       95.15
Cashout                   616   119,873,042        55.13         8.536         621     194,599       80.40        55.97       93.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,469  $217,417,719       100.00%        8.597%        625    $148,004       81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY OCCUPANCY

                                                                                                   WEIGHTED
                                                PCT. OF                  WEIGHTED                      AVG.
                                                POOL BY      WEIGHTED        AVG.         AVG.     COMBINED                     PCT.
                     NUMBER      PRINCIPAL    PRINCIPAL    AVG. GROSS     CURRENT    PRINCIPAL     ORIGINAL         PCT.       OWNER
 OCCUPANCY         OF LOANS        BALANCE      BALANCE        COUPON        FICO      BALANCE          LTV     FULL DOC    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Second Home               21    $4,360,533        2.01%        8.425%         660     $207,644       80.59%       55.90%       0.00%
Non-Owner
Occupied                  87    12,354,257        5.68         9.055          634      142,003       83.18        67.03        0.00
Owner Occupied         1,361   200,702,929       92.31         8.573          623      147,467       81.52        61.86      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,469  $217,417,719      100.00%        8.597%         625     $148,004       81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                   WEIGHTED
                                                PCT. OF                   WEIGHTED                     AVG.
                                                POOL BY       WEIGHTED        AVG.        AVG.     COMBINED                     PCT.
                     NUMBER      PRINCIPAL    PRINCIPAL     AVG. GROSS     CURRENT   PRINCIPAL     ORIGINAL         PCT.       OWNER
 PROPERTY TYPE     OF LOANS        BALANCE      BALANCE         COUPON        FICO     BALANCE          LTV     FULL DOC    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Condominium              110  $ 14,352,487        6.60%         8.841%         634    $130,477       81.13%       57.98%      89.40%
Four Family                2       687,255        0.32          8.144          635     343,628        80.00        12.22       87.78
Single Family          1,251   177,824,369       81.79          8.568          623     142,146        81.72        66.11       93.85
Three Family              16     5,316,307        2.45          8.644          611     332,269        78.78        13.41       94.13
Two Family                90    19,237,300        8.85          8.689          634     213,748        81.57        42.64       79.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                 1,469  $217,417,719      100.00%         8.597%         625    $148,004       81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------


                                 Schedule A-15

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                              DISTRIBUTION BY STATE

                                                                                                   WEIGHTED
                                                  PCT. OF      WEIGHTED   WEIGHTED                 AVG.
                                                  POOL BY      AVG.       AVG.      AVG.           COMBINED       PCT.      PCT.
                       NUMBER OF  PRINCIPAL       PRINCIPAL    GROSS      CURRENT   PRINCIPAL      ORIGINAL       FULL      OWNER
STATE                  LOANS      BALANCE         BALANCE      COUPON     FICO      BALANCE        LTV            DOC       OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
ARIZONA                    54       $6,866,369     3.16%        8.413%    648       $127,155       82.40%          63.12%    88.50%
ARKANSAS                    2           87,614      0.04       10.098     580         43,807       83.99          100.00    100.00
CALIFORNIA                118       30,243,437     13.91        8.201     614        256,300       77.06           59.67     93.06
COLORADO                   28        3,317,214      1.53        8.280     619        118,472       84.42           91.56    100.00
CONNECTICUT                18        2,855,072      1.31        8.305     632        158,615       82.64           73.12     95.75
DELAWARE                    2          424,037      0.20        8.843     588        212,019       69.20            0.00    100.00
DISTRICT OF COLUMBIA        5        1,020,071      0.47        7.823     665        204,014       83.76           75.31     74.77
FLORIDA                   209       28,015,259     12.89        8.613     628        134,044       80.37           60.08     92.82
GEORGIA                   108       10,906,690      5.02        8.736     622        100,988       85.06           86.57     85.88
HAWAII                     21        4,610,711      2.12        8.445     671        219,558       81.31           27.56     85.48
IDAHO                       5          591,349      0.27        8.359     620        118,270       78.45           59.11     83.11
ILLINOIS                  124       18,292,630      8.41        8.970     630        147,521       82.99           51.73     91.56
INDIANA                    27        2,000,467      0.92        9.330     610         74,091       84.11           85.39     75.70
IOWA                        2          233,846      0.11        9.217     647        116,923       90.00           26.91    100.00
KANSAS                      1          170,919      0.08        8.650     557        170,919       90.00          100.00    100.00
KENTUCKY                    6          559,548      0.26        8.887     592         93,258       84.82           62.13    100.00
MAINE                       2          141,913      0.07        8.565     631         70,956       84.00          100.00    100.00
MARYLAND                  107       18,776,692      8.64        8.597     628        175,483       82.38           60.15     89.91
MASSACHUSETTS              42        8,622,311      3.97        8.637     618        205,293       82.28           53.41    100.00
MICHIGAN                   69        5,830,737      2.68        9.155     619         84,503       85.09           66.42     90.16
MINNESOTA                  33        3,947,461      1.82        8.230     637        119,620       83.61           89.27    100.00
MISSOURI                   17        1,953,232      0.90        9.102     593        114,896       84.05           57.69     79.37
NEBRASKA                    5          379,394      0.17        8.942     590         75,879       85.74          100.00    100.00
NEVADA                     21        3,358,313      1.54        8.287     620        159,920       86.16           87.63     84.88
NEW HAMPSHIRE               7        1,116,299      0.51        8.770     622        159,471       86.27           68.20    100.00
NEW JERSEY                 51       11,525,103      5.30        9.053     615        225,982       81.55           35.47     95.74
NEW MEXICO                  1          112,991      0.05        9.200     619        112,991       85.00          100.00    100.00
NEW YORK                   74       17,358,853      7.98        8.379     627        234,579       80.89           46.33     94.42
NORTH CAROLINA             47        4,303,916      1.98        8.997     600         91,573       83.84           83.19     92.30
OHIO                       36        2,543,541      1.17        8.912     616         70,654       84.45           79.74     83.81
OKLAHOMA                    7          621,186      0.29        9.022     613         88,741       83.85           58.84    100.00
OREGON                      9        1,006,789      0.46        8.435     653        111,865       82.51          100.00    100.00
PENNSYLVANIA               29        2,899,042      1.33        9.104     619         99,967       79.90           77.62     94.33
RHODE ISLAND                6          979,589      0.45        7.795     635        163,265       76.74           79.36    100.00
SOUTH CAROLINA             13        1,425,986      0.66        8.591     612        109,691       84.72           74.18    100.00
TENNESSEE                  15        1,354,197      0.62        9.438     584         90,280       81.12           73.37     92.48
TEXAS                      23        2,813,368      1.29        8.512     649        122,320       81.36           59.68    100.00
UTAH                       12        1,275,789      0.59        8.426     611        106,316       85.29          100.00    100.00
VERMONT                     1           87,959      0.04        9.800     537         87,959       72.13          100.00    100.00
VIRGINIA                   29        5,339,097      2.46        8.288     626        184,107       79.91           65.35     85.50
WASHINGTON                 33        4,478,698      2.06        8.075     635        135,718       82.52           96.80     96.28
WEST VIRGINIA               2          390,905      0.18        7.898     606        195,453       81.61          100.00    100.00
WISCONSIN                  48        4,579,125      2.11        9.077     635         95,398       83.80           58.14     93.26
----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,469     $217,417,719    100.00%       8.597     625       $148,004       81.59%          62.04%    92.31%
----------------------------------------------------------------------------------------------------------------------------------


                                 Schedule A-16

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                               DISTRIBUTION BY ZIP

                                                                                                   WEIGHTED
                                             PCT. OF    WEIGHTED   WEIGHTED                        AVG.
                                             POOL BY    AVG.       AVG.            AVG.            COMBINED   PCT.       PCT.
             NUMBER OF       PRINCIPAL       PRINCIPAL  GROSS      CURRENT         PRINCIPAL       ORIGINAL   FULL       OWNER
 ZIP         LOANS           BALANCE         BALANCE    COUPON     FICO            BALANCE         LTV        DOC        OCCUPIED
---------------------------------------------------------------------------------------------------------------------------------
11221                   3    $  1,673,773      0.77%     7.836%             633    $    557,924     81.84%     36.75%    100.00%
20774                   6       1,639,620      0.75      8.222              653         273,270     80.81      21.43      78.57
96740                   5       1,574,544      0.72      8.334              672         314,909     82.66      34.86     100.00
60651                   5       1,248,559      0.57      8.531              637         249,712     88.28      68.75      44.92
20748                   5       1,128,695      0.52      8.279              610         225,739     82.10      76.09     100.00
91387                   2       1,018,117      0.47      7.379              644         509,058     70.73      40.74     100.00
20735                   4         947,630      0.44      9.348              579         236,907     78.95      33.55     100.00
20747                   4         841,751      0.39      8.147              609         210,438     82.84     100.00     100.00
20744                   3         809,509      0.37      9.294              585         269,836     77.51      63.27     100.00
06114                   6         807,861      0.37      8.190              619         134,643     82.33      79.91     100.00
Other               1,426     205,727,661     94.62      8.614              624         144,269     81.62      62.66      92.38
---------    ------------    ------------    ------     ------     ------------    ------------    ------     ------     ------
Total:              1,469    $217,417,719    100.00%     8.597%             625    $    148,004     81.59%     62.04%     92.31%
---------    ------------    ------------    ------     ------     ------------    ------------    ------     ------     ------

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                                                                      WEIGHTED
                                                PCT. OF    WEIGHTED                                   AVG.
 REMAINING                                      POOL BY    AVG.       WEIGHTED        AVG.            COMBINED   PCT.       PCT.
 MONTHS TO      NUMBER OF       PRINCIPAL      PRINCIPAL   GROSS      AVG.            PRINCIPAL       ORIGINAL   FULL       OWNER
 MATURITY       LOANS           BALANCE         BALANCE    COUPON     CURRENT FICO    BALANCE         LTV        DOC        OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                   6    $    408,001      0.19%     9.414%             667    $     68,000     85.75%     30.19%     30.19%
121 - 180                 64       1,668,002      0.77     10.660              634          26,063     89.13      81.96     100.00
181 - 240                  7         456,447      0.21      8.839              681          65,207     74.49      30.51     100.00
241 - 360              1,392     214,885,268     98.84      8.579              624         154,372     81.54      62.01      92.35
------------    ------------    ------------    ------     ------     ------------    ------------    ------     ------     ------
Total:                 1,469    $217,417,719    100.00%     8.597%             625    $    148,004     81.59%     62.04%     92.31%
------------    ------------    ------------    ------     ------     ------------    ------------    ------     ------     ------

                             DISTRIBUTION BY PRODUCT

                                                                                                       WEIGHTED
                                                           PCT. OF    WEIGHTED   WEIGHTED              AVG.
                                 NUMBER                    POOL BY    AVG.       AVG.      AVG.        COMBINED   PCT.      PCT.
                                 OF        PRINCIPAL       PRINCIPAL  GROSS      CURRENT   PRINCIPAL   ORIGINAL   FULL      OWNER
 PRODUCT                         LOANS     BALANCE         BALANCE    COUPON     FICO      BALANCE     LTV        DOC       OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
2/28 6 MO LIBOR                     532    $ 87,997,182     40.47%     8.860%       609    $165,408     81.41%     54.99%    89.73%
2/28 6 MO LIBOR 40/30 Balloon       332      70,736,015     32.53      8.328        625     213,060     80.12      54.79     91.72
2/28 6 MO LIBOR IO                   74      16,000,773      7.36      7.596        636     216,227     80.97      97.10    100.00
3/27 6 MO LIBOR                       9         958,963      0.44      8.986        624     106,551     80.61      54.39     85.14
3/27 6 MO LIBOR 40/30 Balloon         4         641,212      0.29      7.804        637     160,303     80.00     100.00     89.41
5/25 6 MO LIBOR                       1          67,853      0.03      9.350        591      67,853     80.00     100.00    100.00
5/25 6 MO LIBOR 40/30 Balloon         1         130,852      0.06      9.050        644     130,852     80.00       0.00    100.00
Fixed Rate                          481      33,658,399     15.48      9.196        651      69,976     86.96      74.05     96.59
Fixed Rate 40/30 Balloon             35       7,226,470      3.32      7.453        655     206,471     75.03      83.65     93.55
-----------------------------    ------    ------------    ------     ------     ------    --------    ------     ------    ------
Total:                            1,469    $217,417,719    100.00%     8.597%       625    $148,004     81.59%     62.04%    92.31%
-----------------------------    ------    ------------    ------     ------     ------    --------    ------     ------    ------

                     DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                                                                      WEIGHTED
                                                PCT. OF    WEIGHTED                                   AVG.
PREPAYMENT                                      POOL BY    AVG.       WEIGHTED        AVG.            COMBINED   PCT.       PCT.
PENALTY         NUMBER OF       PRINCIPAL       PRINCIPAL  GROSS      AVG.            PRINCIPAL       ORIGINAL   FULL       OWNER
TERM            LOANS           BALANCE         BALANCE    COUPON     CURRENT FICO    BALANCE         LTV        DOC        OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
         N/A             647    $ 99,681,566     45.85%     8.817%             623    $    154,067    82.44 %     54.88%     92.73%
          12              52       9,722,947      4.47      8.188              637         186,980     78.89      63.62      93.48
          24             589      81,442,195     37.46      8.586              621         138,272     81.74      66.69      90.94
          30               1         173,945      0.08      7.650              627         173,945     80.00     100.00     100.00
          36             180      26,397,065     12.14      7.958              635         146,650     78.95      73.86      94.47
------------    ------------    ------------    ------     ------     ------------    ------------    ------     ------     ------
      Total:           1,469    $217,417,719    100.00%     8.597%             625    $    148,004     81.59%     62.04%     92.31%
------------    ------------    ------------    ------     ------     ------------    ------------    ------     ------     ------


                                 Schedule A-17

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                          DISTRIBUTION BY ORIGINAL TERM

                                                                                                WEIGHTED
                                           PCT. OF                     WEIGHTED                   AVG.
                                           POOL BY                       AVG.         AVG.      COMBINED                    PCT.
                 NUMBER OF     PRINCIPAL   PRINCIPAL   WEIGHTED AVG.   CURRENT     PRINCIPAL    ORIGINAL     PCT. FULL     OWNER
ORIGINAL TERM      LOANS        BALANCE     BALANCE     GROSS COUPON      FICO      BALANCE        LTV          DOC       OCCUPIED
-------------      -----        -------     -------     ------------      ----      -------        ---          ---       --------
120                      6      $408,001        0.19%          9.414%        667     $68,000        85.75%       30.19%      30.19%
180                     64     1,668,002        0.77          10.660         634      26,063        89.13        81.96      100.00
240                      7       456,447        0.21           8.839         681      65,207        74.49        30.51      100.00
360                  1,392   214,885,268       98.84           8.579         624     154,372        81.54        62.01       92.35
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,469  $217,417,719      100.00%          8.597%        625    $148,004        81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY RATE TYPE

                                                                                                 WEIGHTED
                                            PCT. OF                     WEIGHTED                    AVG.
                                            POOL BY                       AVG.        AVG.       COMBINED                    PCT.
                 NUMBER OF      PRINCIPAL   PRINCIPAL   WEIGHTED AVG.   CURRENT     PRINCIPAL    ORIGINAL     PCT. FULL     OWNER
RATE TYPE          LOANS         BALANCE     BALANCE     GROSS COUPON      FICO      BALANCE        LTV          DOC       OCCUPIED
---------          -----         -------     -------     ------------      ----      -------        ---          ---       --------
ARM                   953    $176,532,850       81.20%          8.530%        618    $185,239        80.84%       58.86%      91.45%
Fixed Rate            516      40,884,869       18.80           8.888         652      79,234        84.85        75.74       96.06
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,469    $217,417,719      100.00%          8.597%        625    $148,004        81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

                           DISTRIBUTION BY DEBT RATIO

                                                                                                 WEIGHTED
                                            PCT. OF                     WEIGHTED                    AVG.
                                            POOL BY                        AVG.       AVG.        COMBINED                   PCT.
                  NUMBER OF     PRINCIPAL   PRINCIPAL   WEIGHTED AVG.    CURRENT    PRINCIPAL     ORIGINAL     PCT. FULL    OWNER
DEBT RATIO          LOANS        BALANCE     BALANCE     GROSS COUPON      FICO      BALANCE        LTV          DOC       OCCUPIED
----------          -----        -------     -------     ------------      ----      -------        ---          ---       --------
0.01 - 20.00             33    $5,742,825        2.64%          8.266%        632    $174,025        78.62%       88.15%      73.06%
20.01 - 25.00            35     5,638,399        2.59           8.499         616     161,097        81.02        68.87       84.51
25.01 - 30.00            45     4,529,081        2.08           8.738         627     100,646        81.36        64.01       83.39
30.01 - 35.00           100    14,311,058        6.58           8.570         624     143,111        80.64        66.22       89.55
35.01 - 40.00           161    21,744,489       10.00           8.675         634     135,059        81.01        55.87       93.40
40.01 - 45.00           356    48,819,965       22.45           8.798         626     137,135        81.42        59.12       92.79
45.01 - 50.00           547    79,156,768       36.41           8.481         630     144,711        82.61        62.91       94.87
50.01 - 55.00           191    37,411,483       17.21           8.592         606     195,872        80.95        60.64       91.90
55.01 - 60.00             1        63,650        0.03           9.250         572      63,650        85.00       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,469  $217,417,719      100.00%          8.597%        625    $148,004        81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY INTEREST ONLY FLAG

                                                                                                 WEIGHTED
                                              PCT. OF                    WEIGHTED                   AVG.
                                              POOL BY                      AVG.        AVG.       COMBINED                   PCT.
INTEREST ONLY      NUMBER OF     PRINCIPAL   PRINCIPAL   WEIGHTED AVG.   CURRENT     PRINCIPAL    ORIGINAL     PCT. FULL    OWNER
FLAG                 LOANS        BALANCE     BALANCE     GROSS COUPON     FICO      BALANCE        LTV          DOC       OCCUPIED
----                 -----        -------     -------     ------------     ----      -------        ---          ---       --------
Interest Only            74    $16,000,773        7.36%          7.596%     636      $216,227        80.97%       97.10%     100.00%
Not Interest Only     1,395    201,416,946       92.64           8.676      624       144,385        81.64        59.25       91.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,469   $217,417,719      100.00%          8.597%     625      $148,004        81.59%       62.04%      92.31%
------------------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY INTEREST ONLY TERM

                                                                                                 WEIGHTED
                                            PCT. OF                     WEIGHTED                   AVG.
                                            POOL BY                       AVG.        AVG.       COMBINED                    PCT.
INTEREST ONLY      NUMBER OF    PRINCIPAL   PRINCIPAL   WEIGHTED AVG.   CURRENT     PRINCIPAL    ORIGINAL     PCT. FULL     OWNER
TERM                 LOANS       BALANCE     BALANCE     GROSS COUPON      FICO      BALANCE        LTV          DOC       OCCUPIED
----                 -----       -------     -------     ------------      ----      -------        ---          ---       --------
0                     1,395   $201,416,946       92.64%          8.676%      624     $144,385        81.64%       59.25%      91.70%
60                       74     16,000,773        7.36           7.596       636      216,227        80.97        97.10      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,469   $217,417,719      100.00%          8.597%      625     $148,004        81.59%       62.04%      92.31%
-----------------------------------------------------------------------------------------------------------------------------------

                                 Schedule A-18

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                  WEIGHTED
                                             PCT. OF                     WEIGHTED                    AVG.
                                             POOL BY                       AVG.        AVG.       COMBINED                   PCT.
                  NUMBER OF      PRINCIPAL   PRINCIPAL   WEIGHTED AVG.   CURRENT     PRINCIPAL    ORIGINAL     PCT. FULL    OWNER
GROSS MARGIN        LOANS         BALANCE     BALANCE     GROSS COUPON      FICO      BALANCE        LTV          DOC      OCCUPIED
------------        -----         -------     -------     ------------      ----      -------        ---          ---      --------
4.001 - 5.000          75    $17,005,502        9.63%          7.005%        654    $226,740        79.93%       92.82%     100.00%
5.001 - 6.000         301     59,639,911       33.78           7.881         634     198,139        80.66        72.96       95.83
6.001 - 7.000         577     99,887,436       56.58           9.177         603     173,115        81.10        44.67       87.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                953   $176,532,850      100.00%          8.530%        618    $185,239        80.84%       58.86%      91.45%
------------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MINIMUM INTEREST RATE

                                                                                                  WEIGHTED
                                            PCT. OF                     WEIGHTED                     AVG.
                                            POOL BY                       AVG.        AVG.         COMBINED                   PCT.
MINIMUM INTEREST   NUMBER OF    PRINCIPAL   PRINCIPAL   WEIGHTED AVG.   CURRENT     PRINCIPAL      ORIGINAL     PCT. FULL    OWNER
RATE                 LOANS       BALANCE     BALANCE     GROSS COUPON     FICO       BALANCE         LTV          DOC       OCCUPIED
----                 -----       -------     -------     ------------     ----       -------         ---          ---       --------
6.001 - 7.000            49    $11,318,627        6.41%          6.784%      660    $230,992        79.72%      100.00%     100.00%
7.001 - 8.000           259     51,816,578       29.35           7.647       635     200,064        80.33        82.93       96.02
8.001 - 9.000           325     63,198,078       35.80           8.559       626     194,456        82.67        50.74       88.44
9.001 - 10.000          232     38,127,822       21.60           9.477       586     164,344        80.60        37.95       93.43
10.001 - 11.000          66      9,064,268        5.13          10.428       568     137,337        77.47        24.06       68.11
11.001 - 12.000          12      1,213,534        0.69          11.401       553     101,128        73.62        20.09       84.46
12.001 - 13.000           9      1,738,096        0.98          12.252       581     193,122        65.26        38.04       94.75
13.001 - 14.000           1         55,847        0.03          13.950       528      55,847        65.00         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  953   $176,532,850      100.00%          8.530%      618    $185,239        80.84%       58.86%      91.45%
------------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MAXIMUM INTEREST RATE

                                                                                                  WEIGHTED
                                               PCT. OF                   WEIGHTED                   AVG.
                                               POOL BY      WEIGHTED       AVG.        AVG.       COMBINED                   PCT.
MAXIMUM INTEREST    NUMBER OF      PRINCIPAL   PRINCIPAL   AVG. GROSS     CURRENT    PRINCIPAL    ORIGINAL     PCT. FULL     OWNER
RATE                  LOANS         BALANCE     BALANCE      COUPON        FICO       BALANCE        LTV          DOC       OCCUPIED
----                  -----         -------     -------      ------        ----       -------        ---          ---       --------
12.001 - 13.000           49    $11,318,627        6.41%        6.784%        660    $230,992        79.72%      100.00%     100.00%
13.001 - 14.000          259     51,816,578       29.35         7.647         635     200,064        80.33        82.93       96.02
14.001 - 15.000          324     63,063,112       35.72         8.559         626     194,639        82.73        50.63       88.41
15.001 - 16.000          232     38,127,822       21.60         9.477         586     164,344        80.60        37.95       93.43
16.001 - 17.000           67      9,199,234        5.21        10.399         568     137,302        77.12        25.17       68.57
17.001 - 18.000           12      1,213,534        0.69        11.401         553     101,128        73.62        20.09       84.46
18.001 - 19.000            9      1,738,096        0.98        12.252         581     193,122        65.26        38.04       94.75
19.001 - 20.000            1         55,847        0.03        13.950         528      55,847        65.00         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   953   $176,532,850      100.00%        8.530%        618    $185,239        80.84%       58.86%      91.45%
------------------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY INITIAL PERIODIC RATE CAP

                                                                                                   WEIGHTED
                                              PCT. OF                     WEIGHTED                   AVG.
                                              POOL BY       WEIGHTED        AVG.      AVG.         COMBINED                   PCT.
INITIAL PERIODIC    NUMBER OF    PRINCIPAL   PRINCIPAL    AVG. GROSS      CURRENT    PRINCIPAL     ORIGINAL     PCT. FULL    OWNER
RATE CAP              LOANS       BALANCE     BALANCE       COUPON         FICO       BALANCE        LTV          DOC       OCCUPIED
--------              -----       -------     -------       ------         ----       -------        ---          ---       --------
2.000                    257    $45,478,857       25.76%       8.852%         600    $176,961        81.53%       56.10%      82.40%
3.000                    696    131,053,993       74.24        8.418          624     188,296        80.60        59.82       94.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                   953   $176,532,850      100.00%       8.530%         618    $185,239        80.84%       58.86%      91.45%
------------------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAP

                                                                                                  WEIGHTED
                                               PCT. OF                     WEIGHTED                  AVG.
                                               POOL BY       WEIGHTED        AVG.      AVG.        COMBINED                   PCT.
SUBSEQUENT           NUMBER OF    PRINCIPAL   PRINCIPAL    AVG. GROSS      CURRENT    PRINCIPAL   ORIGINAL     PCT. FULL     OWNER
PERIODIC RATE CAP      LOANS       BALANCE     BALANCE       COUPON         FICO       BALANCE       LTV          DOC       OCCUPIED
-----------------      -----       -------     -------       ------         ----       -------       ---          ---       --------
1.500                   953   $176,532,850     100.00%         8.530%          618    $185,239      80.84%       58.86%      91.45%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  953   $176,532,850     100.00%         8.530%          618    $185,239      80.84%       58.86%      91.45%
------------------------------------------------------------------------------------------------------------------------------------

                                 Schedule A-19

                      DESCRIPTION OF THE GROUP 1 COLLATERAL

                      DISTRIBUTION BY NEXT RATE CHANGE DATE

                                                                                               WEIGHTED
                                              PCT. OF                   WEIGHTED               AVG.
                                              POOL BY     WEIGHTED      AVG.       AVG.        COMBINED               PCT.
NEXT RATE CHANGE   NUMBER OF   PRINCIPAL      PRINCIPAL   AVG. GROSS    CURRENT    PRINCIPAL   ORIGINAL   PCT. FULL   OWNER
DATE               LOANS       BALANCE        BALANCE     COUPON        FICO       BALANCE     LTV        DOC         OCCUPIED
------------------------------------------------------------------------------------------------------------------------------
1/1/2008                   1       $145,816        0.08%       8.900%        639    $145,816      80.00%       0.00%      0.00%
2/1/2008                   3        318,311        0.18        9.083         596     106,104      81.66       31.00     100.00
3/1/2008                  17      2,351,931        1.33        9.194         600     138,349      83.15       40.77      41.74
4/1/2008                  70     13,095,259        7.42        8.798         596     187,075      79.44       46.96      88.18
5/1/2008                 156     28,477,511       16.13        8.759         606     182,548      82.76       63.13      81.94
6/1/2008                 213     40,141,558       22.74        8.432         624     188,458      80.91       61.10      94.53
7/1/2008                 478     90,203,583       51.10        8.441         623     188,710      80.35       58.72      95.02
3/1/2009                   2        142,485        0.08        9.980         680      71,242      85.23      100.00       0.00
4/1/2009                   1         60,042        0.03       11.740         589      60,042      70.00        0.00     100.00
5/1/2009                   2        307,807        0.17        9.321         576     153,904      80.00      100.00      77.94
6/1/2009                   2        259,756        0.15        7.349         694     129,878      80.00       67.70     100.00
7/1/2009                   6        830,085        0.47        8.091         623     138,347      80.53       64.65     100.00
4/1/2011                   1         67,853        0.04        9.350         591      67,853      80.00      100.00     100.00
7/1/2011                   1        130,852        0.07        9.050         644     130,852      80.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                   953   $176,532,850      100.00%       8.530%        618    $185,239      80.84%      58.86%     91.45%
------------------------------------------------------------------------------------------------------------------------------

                               DELINQUENCY STATUS

                                                                                                WEIGHTED
                                               PCT. OF                   WEIGHTED               AVG.
                                               POOL BY     WEIGHTED      AVG.       AVG.        COMBINED               PCT.
                    NUMBER      PRINCIPAL      PRINCIPAL   AVG. GROSS    CURRENT    PRINCIPAL   ORIGINAL   PCT. FULL   OWNER
DELINQUENCY STATUS  OF LOANS    BALANCE        BALANCE     COUPON        FICO       BALANCE     LTV        DOC         OCCUPIED
-------------------------------------------------------------------------------------------------------------------------------
30 - 59 Days               26     $3,032,220        1.39%       9.023%        617    $116,624      85.14%      73.18%     63.71%
60 - 89 Days                1         67,933        0.03        9.300         674      67,933      80.00      100.00       0.00
Current                 1,442    214,317,566       98.57        8.591         625     148,625      81.54       61.87      92.75
-------------------------------------------------------------------------------------------------------------------------------
Total:                  1,469   $217,417,719      100.00%       8.597%        625    $148,004      81.59%      62.04%     92.31%
-------------------------------------------------------------------------------------------------------------------------------

                               DELINQUENCY HISTORY

                                                                                           WEIGHTED
                                       PCT. OF                                             AVG.
                                       POOL BY     WEIGHTED     WEIGHTED       AVG.        COMBINED
30-59 DAYS   NUMBER     PRINCIPAL      PRINCIPAL   AVG. GROSS   AVG.           PRINCIPAL   ORIGINAL   PCT. FULL   PCT. OWNER
DELINQUENT   OF LOANS   BALANCE        BALANCE     COUPON       CURRENT FICO   BALANCE     LTV        OC          OCCUPIED
----------------------------------------------------------------------------------------------------------------------------
0               1,461   $216,687,924       99.66%       8.596%           625    $148,315      81.59%      62.00%       92.44%
1                   8        729,795        0.34        9.016            628      91,224      82.49       73.24        53.93
----------------------------------------------------------------------------------------------------------------------------
Total:          1,469   $217,417,719      100.00%       8.597%           625    $148,004      81.59%      62.04%       92.31%
----------------------------------------------------------------------------------------------------------------------------


                                 Schedule A-20

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                                      MINIMUM       MAXIMUM
                                                                      -------       -------

Scheduled Principal Balance               $797,334,005                $15,965    $1,419,555
Average Scheduled Principal Balance           $241,910
Number of Mortgage Loans                         3,296

Weighted Average Gross Coupon                    8.597%                 5.500%       14.200%
Weighted Average FICO Score                        627                    500           816
Weighted Average Combined Original LTV           81.38%                 13.70%       100.00%

Weighted Average Original Term              359 months             120 months    360 months
Weighted Average Stated Remaining Term      357 months             118 months    359 months
Weighted Average Seasoning                  2   months             1   months    14  months

Weighted Average Gross Margin*                   6.053%                 3.429%        6.990%
Weighted Average Minimum Interest Rate*          8.493%                 5.500%       13.990%
Weighted Average Maximum Interest Rate*         14.493%                11.500%       19.990%
Weighted Average Initial Rate Cap*               2.705%                 2.000%        3.000%
Weighted Average Subsequent Rate Cap*            1.500%                 1.500%        1.500%
Weighted Average Months to Roll*            22  months             10  months    59  months

Maturity Date                                                     Jun  1 2016   Jul  1 2036
Maximum Zip Code Concentration                    0.45%  94513

ARM                                              80.85%  Easy Documentation            0.95%
Fixed Rate                                       19.15%  Full Documentation           54.89%
                                                         Stated Documentation         44.15%
2/28 6 MO LIBOR                                  35.15%
2/28 6 MO LIBOR 40/30 Balloon                    34.98%  Cash Out Refinance           42.98%
2/28 6 MO LIBOR IO                                9.74%  Home Improvement              3.77%
3/27 6 MO LIBOR                                   0.45%  Purchase                     52.32%
3/27 6 MO LIBOR 40/30 Balloon                     0.20%  Rate/Term Refinance           0.93%
3/27 6 MO LIBOR IO                                0.10%
5/25 6 MO LIBOR                                   0.03%  2 Units                       8.65%
5/25 6 MO LIBOR 40/30 Balloon                     0.21%  3 Units                       1.38%
Fixed Rate                                       14.92%  4 Units                       0.59%
Fixed Rate 40/30 Balloon                          4.23%  Condominium                   6.72%
                                                         Single Family                82.65%
Interest Only                                     9.84%
Not Interest Only                                90.16%  Non-owner                     3.00%
                                                         Primary                      96.41%
Prepay Penalty:  N/A                             38.80%  Second Home                   0.59%
Prepay Penalty: 12 months                         7.33%
Prepay Penalty: 24 months                        40.45%  Top 5 States:
Prepay Penalty: 36 months                        13.37%  California                   29.18%
                                                         Florida                      15.21%
First Lien                                       92.83%  New York                     11.19%
Second Lien                                       7.17%  Maryland                      6.75%
                                                         Illinois                      5.47%

* ARMs Loans Only


                                 Schedule A-21

                     DESCRIPTION OF THE GROUP 2 COLLATERAL

                          THE MORTGAGE LOANS - GROUP 2

                   DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                                               WEIGHTED
                                                      PCT. OF POOL                                 AVG.          AVG.
CURRENT PRINCIPAL            NUMBER OF   PRINCIPAL    BY PRINCIPAL  WEIGHTED AVG.  WEIGHTED AVG. PRINCIPAL     COMBINED    PCT. FULL
BALANCE                        LOANS      BALANCE       BALANCE     GROSS COUPON   CURRENT FICO   BALANCE    ORIGINAL LTV     DOC
---------------------------  ---------  ------------  ------------  ------------   ------------- ----------  ------------  ---------
0.01 - 50,000.00                 218    $  8,335,359      1.05%        11.410%          638      $   38,236      97.40%      66.37%
50,000.01 - 100,000.00           641      48,056,849      6.03         10.619           627          74,972      90.99       56.88
100,000.01 - 150,000.00          423      52,313,793      6.56          9.768           605         123,673      82.60       60.46
150,000.01 - 200,000.00          439      76,702,234      9.62          8.957           611         174,720      80.02       60.21
200,000.01 - 250,000.00          334      75,053,907      9.41          8.709           610         224,712      78.93       55.43
250,000.01 - 300,000.00          242      66,724,350      8.37          8.541           616         275,720      79.86       52.15
300,000.01 - 350,000.00          226      73,519,041      9.22          8.307           627         325,305      79.63       52.68
350,000.01 - 400,000.00          193      72,212,266      9.06          8.210           633         374,157      80.77       49.80
400,000.01 - 450,000.00          143      60,755,596      7.62          8.220           632         424,864      81.73       50.53
450,000.01 - 500,000.00          117      55,336,423      6.94          8.001           640         472,961      80.20       48.87
500,000.01 - 550,000.00           76      39,966,240      5.01          7.949           646         525,872      82.07       60.70
550,000.01 - 600,000.00           63      36,298,246      4.55          8.171           645         576,163      81.27       49.10
600,000.01 - 650,000.00           47      29,304,732      3.68          8.182           633         623,505      82.25       57.44
650,000.01 - 700,000.00           36      24,300,613      3.05          8.226           658         675,017      83.58       55.26
700,000.01 - 750,000.00           43      31,347,367      3.93          8.048           632         729,009      79.72       51.16
750,000.01 - 800,000.00           36      28,300,551      3.55          8.252           640         786,126      80.45       44.81
800,000.01 - 850,000.00            6       4,945,373      0.62          7.839           611         824,229      77.65       82.84
850,000.01 - 900,000.00            2       1,721,935      0.22          7.074           713         860,967      80.00       50.37
950,000.01 - 1,000,000.00          5       4,944,584      0.62          7.549           649         988,917      79.25      100.00
1,000,000.01 - 1,250,000.00        4       4,395,858      0.55          7.207           638       1,098,965      71.81      100.00
1,250,000.01 - 1,500,000.00        2       2,798,689      0.35          8.003           640       1,399,344      80.00      100.00%
                               -----    ------------    ------         ------           ---      ----------      -----      ------
Total:                         3,296    $797,334,005    100.00%         8.597%          627      $  241,910      81.38%      54.89
                               =====    ============    ======         ======           ===      ==========      =====      ======



CURRENT PRINCIPAL            PCT. OWNER
BALANCE                       OCCUPIED
---------------------------  ----------
0.01 - 50,000.00               98.27%
50,000.01 - 100,000.00         94.66
100,000.01 - 150,000.00        96.73
150,000.01 - 200,000.00        96.03
200,000.01 - 250,000.00        94.34
250,000.01 - 300,000.00        97.45
300,000.01 - 350,000.00        97.33
350,000.01 - 400,000.00        96.93
400,000.01 - 450,000.00        96.48
450,000.01 - 500,000.00        99.11
500,000.01 - 550,000.00        98.69
550,000.01 - 600,000.00        98.40
600,000.01 - 650,000.00        95.71
650,000.01 - 700,000.00        97.14
700,000.01 - 750,000.00        90.56
750,000.01 - 800,000.00        94.36
800,000.01 - 850,000.00        83.62
850,000.01 - 900,000.00       100.00
950,000.01 - 1,000,000.00     100.00
1,000,000.01 - 1,250,000.00   100.00
1,250,000.01 - 1,500,000.00   100.00
                              ------
Total:                         96.41%
                              ======

                          DISTRIBUTION BY CURRENT RATE

                                                                                                   WEIGHTED
                                          PCT. OF POOL                                 AVG.          AVG.
                 NUMBER OF   PRINCIPAL    BY PRINCIPAL  WEIGHTED AVG.  WEIGHTED AVG. PRINCIPAL     COMBINED    PCT. FULL  PCT. OWNER
CURRENT RATE       LOANS      BALANCE       BALANCE     GROSS COUPON   CURRENT FICO   BALANCE    ORIGINAL LTV     DOC      OCCUPIED
---------------  ---------  ------------  ------------  ------------   ------------- ----------  ------------  ---------  ----------
5.001 - 5.500          1    $    224,411      0.03%        5.500             701      $224,411       84.83       100.00     100.00%
5.501 - 6.000         15       5,917,668      0.74         5.919             707       394,511       70.73       100.00      95.95
6.001 - 6.500         74      27,474,844      3.45         6.300             684       371,282       74.70       100.00      98.58
6.501 - 7.000        168      66,944,743      8.40         6.821             658       398,481       79.51        90.76      99.07
7.001 - 7.500        239      77,294,574      9.69         7.311             655       323,408       80.42        76.38      99.61
7.501 - 8.000        348     122,766,487     15.40         7.790             641       352,777       81.63        64.33      96.78
8.001 - 8.500        411     128,162,188     16.07         8.290             634       311,830       80.25        44.81      97.29
8.501 - 9.000        444     130,743,604     16.40         8.784             627       294,468       82.52        41.24      94.03
9.001 - 9.500        249      61,191,096      7.67         9.306             599       245,747       82.33        39.33      91.53
9.501 - 10.000       304      61,064,516      7.66         9.789             578       200,870       81.27        40.80      95.89
10.001 - 10.500      212      29,195,020      3.66        10.271             579       137,712       82.72        43.43      96.58
10.501 - 11.000      218      26,945,745      3.38        10.823             591       123,604       83.44        24.20      95.04
11.001 - 11.500      265      26,585,501      3.33        11.265             617       100,323       86.52        33.46      97.40
11.501 - 12.000      146      16,907,183      2.12        11.772             581       115,803       79.02        42.53      95.49
12.001 - 12.500      102       9,011,011      1.13        12.269             586        88,343       86.76        71.03      96.97
12.501 - 13.000       88       6,145,658      0.77        12.768             610        69,837       98.79        49.96     100.00
13.001 - 13.500        7         520,606      0.07        13.183             620        74,372       99.01        17.82     100.00
13.501 - 14.000        4         216,723      0.03        13.779             618        54,181       90.04        40.80      54.02
14.001 - 14.500        1          22,427      0.00        14.200             670        22,427       95.00       100.00     100.00
                   -----    ------------    ------        ------             ---      --------       -----       ------     ------
Total:             3,296    $797,334,005    100.00%        8.597             627      $241,910       81.3         54.89      96.41%
                   =====    ============    ======        ======             ===      ========       =====       ======     ======


                                 Schedule A-22

                     DESCRIPTION OF THE GROUP 2 COLLATERAL

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                 WEIGHTED
                                       PCT. OF POOL                                  AVG.          AVG.
              NUMBER OF    PRINCIPAL   BY PRINCIPAL  WEIGHTED AVG.  WEIGHTED AVG.  PRINCIPAL     COMBINED
CREDIT SCORE    LOANS       BALANCE      BALANCE     GROSS COUPON   CURRENT FICO    BALANCE    ORIGINAL LTV  PCT. FULL DOC
------------  ---------  ------------  ------------  -------------  -------------  ----------  ------------  -------------
500 or less        10    $  2,254,459        0.28%      10.101%          500        $225,446        73.43%        19.43%
501 - 520         220      48,367,766        6.07       10.249           511         219,853        72.29         44.18
521 - 540         223      46,968,733        5.89        9.766           529         210,622        74.06         52.50
541 - 560         161      38,396,807        4.82        9.278           552         238,489        77.52         68.97
561 - 580         189      42,866,688        5.38        8.965           571         226,808        80.80         77.71
581 - 600         339      75,251,741        9.44        8.729           590         221,982        81.82         73.67
601 - 620         389      92,239,943       11.57        8.441           610         237,121        83.33         76.38
621 - 640         464     117,925,969       14.79        8.286           631         254,151        82.88         62.95
641 - 660         443     105,732,193       13.26        8.302           649         238,673        83.89         47.49
661 - 680         277      69,286,889        8.69        8.206           670         250,133        83.12         38.27
681 - 700         205      51,564,991        6.47        8.077           691         251,537        83.65         42.81
701 - 720         150      39,193,638        4.92        8.013           711         261,291        82.62         34.71
721 - 740         109      32,085,657        4.02        8.336           729         294,364        83.94         23.50
741 - 760          62      17,824,288        2.24        8.042           751         287,489        82.23         32.70
761 - 780          39      11,967,920        1.50        7.747           769         306,870        76.62         35.67
781 - 800           9       3,194,085        0.40        8.156           785         354,898        82.49          8.86
801 - 820           7       2,212,240        0.28        8.093           803         316,034        76.09         43.94
                -----    ------------      ------       ------           ---        --------        -----         -----
Total:          3,296    $797,334,005      100.00%       8.597%          627        $241,910        81.38%        54.89%
                =====    ============      ======       ======           ===        ========        =====         =====



              PCT. OWNER
CREDIT SCORE   OCCUPIED
------------  ----------
500 or less     90.69%
501 - 520       95.49
521 - 540       96.56
541 - 560       94.99
561 - 580       96.66
581 - 600       95.64
601 - 620       98.15
621 - 640       95.65
641 - 660       98.05
661 - 680       97.00
681 - 700       94.66
701 - 720       99.03
721 - 740       97.33
741 - 760       93.03
761 - 780       92.10
781 - 800       86.69
801 - 820       79.85
                -----
Total:          96.41%
                =====

                              DISTRIBUTION BY LIEN

                                                                                             WEIGHTED
                                 PCT. OF POOL                                     AVG.         AVG.
        NUMBER OF    PRINCIPAL   BY PRINCIPAL  WEIGHTED AVG.  WEIGHTED AVG.    PRINCIPAL     COMBINED                   PCT. OWNER
LIEN      LOANS       BALANCE       BALANCE    GROSS COUPON   CURRENT FICO      BALANCE    ORIGINAL LTV  PCT. FULL DOC   OCCUPIED
------  ---------  ------------  ------------  -------------  -------------  ------------- ------------  -------------  ----------
1         $2,546   $740,155,272      92.83%       8.388%           625          $290,713       79.96         55.51%       96.14%
2            750     57,178,732       7.17       11.299            661            76,238       99.78         46.91        99.92
          ------   ------------     ------       ------            ---          --------       -----         -----        -----
Total:    $3,296   $797,334,005     100.00%       8.597%           627          $241,910       81.38%        54.89%       96.41%
          ======   ============     ======       ======            ===          ========       =====         =====        =====

                             DISTRIBUTION BY LTV(1)

                                                                                                    WEIGHTED
                                                                                                      AVG.
                                           PCT. OF POOL                                   AVG.      COMBINED
                  NUMBER OF   PRINCIPAL    BY PRINCIPAL  WEIGHTED AVG.  WEIGHTED AVG.  PRINCIPAL    ORIGINAL   PCT. FULL  PCT. OWNER
LTV                 LOANS      BALANCE       BALANCE     GROSS COUPON   CURRENT FICO    BALANCE       LTV         DOC      OCCUPIED
----------------  ---------  ------------  ------------  -------------  -------------  ---------  -----------  ---------  ----------
50.00 or less          69    $ 13,812,924      1.73%         8.484%          613       $200,187      42.15%      68.19%      97.90%
50.01 - 55.00          36       7,333,693      0.92          8.915           583        203,714      52.69       65.19       96.52
55.01 - 60.00          40       8,948,768      1.12          9.798           559        223,719      57.94       59.18       88.51
60.01 - 65.00         116      29,303,539      3.68          9.098           584        252,617      63.86       37.69       95.37
65.01 - 70.00         141      34,878,330      4.37          9.483           562        247,364      69.04       41.91       92.60
70.01 - 75.00         166      46,293,899      5.81          9.118           572        278,879      74.20       43.93       93.80
75.01 - 80.00       1,248     382,833,725     48.01          8.058           646        306,758      79.88       50.04       97.82
80.01 - 85.00         196      62,361,104      7.82          8.166           609        318,169      84.55       75.04       93.79
85.01 - 90.00         391     114,735,981     14.39          8.510           617        293,442      89.77       69.69       93.29
90.01 - 95.00         109      27,296,067      3.42          8.675           629        250,423      94.59       69.91       98.65
95.01 - 100.00        784      69,535,975      8.72         10.896           661         88,694      99.95       50.04      100.00
                    -----    ------------    ------         ------           ---       --------      -----       -----      ------
Total:              3,296    $797,334,005    100.00%         8.597%          627       $241,910      81.38%      54.89%      96.41%
                    =====    ============    ======         ======           ===       ========      =====       =====      ======


----------
(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


                                 Schedule A-23

                      DESCRPTION OF THE GROUP 2 COLLATERAL

                          DISTRIBUTION BY DOCUMENTATION

                                           PCT. OF
                                           POOL BY    WEIGHTED    WEIGHTED      AVG.       WEIGHTED AVG.                PCT.
                  NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  COMBINED                     OWNER
DOCUMENTATION     LOANS      BALANCE       BALANCE    COUPON      FICO          BALANCE    ORIGINAL LTV   PCT.FULL DOC  OCCUPIED
--------------------------------------------------------------------------------------------------------------------------------
Easy                     20  $  7,583,245      0.95%      9.038%           591   $379,162         80.90%         0.00%   100.00%
Full                  1,867   437,688,661      54.89       8.208           617    234,434          81.98        100.00     95.98
Stated                1,409   352,062,100      44.15       9.071           642    249,867          80.64          0.00     96.86
--------------------------------------------------------------------------------------------------------------------------------
Total:                3,296  $797,334,005    100.00%      8.597%           627   $241,910         81.38%        54.89%    96.41%
--------------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTION BY PURPOSE


                                           PCT. OF
                                           POOL BY    WEIGHTED    WEIGHTED      AVG.       WEIGHTED AVG.                PCT.
                  NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  COMBINED                     OWNER
PURPOSE           LOANS      BALANCE       BALANCE    COUPON      FICO          BALANCE    ORIGINAL LTV   PCT.FULL DOC  OCCUPIED
--------------------------------------------------------------------------------------------------------------------------------
Home Improvement         93   $30,051,054      3.77%      8.535%           604   $323,130         78.07%        47.17%    98.74%
Purchase              1,970   417,153,162      52.32       8.604           653    211,753          84.06         48.32     97.49
RateTerm                 30     7,423,483       0.93       8.507           609    247,449          75.20         78.79     89.98
Cashout               1,203   342,706,306      42.98       8.596           599    284,876          78.55         63.05     95.02
--------------------------------------------------------------------------------------------------------------------------------
Total:                3,296  $797,334,005    100.00%      8.597%           627   $241,910         81.38%        54.89%    96.41%
--------------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY OCCUPANCY

                                            PCT. OF
                                            POOL BY    WEIGHTED    WEIGHTED      AVG.       WEIGHTED AVG.                PCT.
                   NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  COMBINED                     OWNER
OCCUPANCY          LOANS      BALANCE       BALANCE    COUPON      FICO          BALANCE    ORIGINAL LTV   PCT.FULL DOC  OCCUPIED
---------------------------------------------------------------------------------------------------------------------------------
Second Home               19    $4,707,609      0.59%      8.263%           620   $247,769         76.50%        62.84%     0.00%
Non-Owner Occupied       105    23,941,129       3.00       9.135           632    228,011          80.11         61.20      0.00
Owner Occupied         3,172   768,685,267      96.41       8.582           627    242,335          81.45         54.65    100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                 3,296  $797,334,005    100.00%      8.597%           627   $241,910         81.38%        54.89%    96.41%
---------------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                           PCT. OF
                                           POOL BY    WEIGHTED    WEIGHTED      AVG.       WEIGHTED AVG.                PCT.
                  NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  COMBINED                     OWNER
PROPERTY TYPE     LOANS      BALANCE       BALANCE    COUPON      FICO          BALANCE    ORIGINAL LTV   PCT.FULL DOC  OCCUPIED
--------------------------------------------------------------------------------------------------------------------------------
Condominium             262   $53,590,151      6.72%      8.884%           642   $204,543         82.18%        45.30%    94.79%
Four Family              13     4,725,818       0.59       8.828           615    363,524          76.93         55.72     74.66
Single Family         2,722   659,028,044      82.65       8.561           626    242,112          81.36         57.95     96.94
Three Family             30    11,031,023       1.38       8.780           603    367,701          81.40         70.37     95.25
Two Family              269    68,958,969       8.65       8.674           633    256,353          81.21         30.57     94.23
--------------------------------------------------------------------------------------------------------------------------------
Total:                3,296  $797,334,005    100.00%      8.597%           627   $241,910         81.38%        54.89%    96.41%
--------------------------------------------------------------------------------------------------------------------------------

                                 Schedule A-24

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                              DISTRIBUTION BY STATE

                                               PCT. OF                                               WEIGHTED
                                               POOL BY    WEIGHTED                                   AVG.         PCT.     PCT.
                      NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  WEIGHTED AVG.  AVG. PRINCIPAL  COMBINED     FULL     OWNER
STATE                 LOANS      BALANCE       BALANCE    COUPON      CURRENT FICO   BALANCE         ORIGINAL LTV DOC      OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
ALASKA                        2      $418,676      0.05%      9.876%            530        $209,338        72.01%  53.67%  100.00%
ARIZONA                      77    15,121,302       1.90       8.876            621         196,381         80.15   55.53    98.41
ARKANSAS                      3       387,965       0.05      10.120            541         129,322         79.68   48.69   100.00
CALIFORNIA                  718   232,671,685      29.18       8.204            648         324,055         81.10   55.53    96.78
COLORADO                     23     4,570,233       0.57       8.516            633         198,706         84.15   65.98    89.72
CONNECTICUT                  28     6,765,345       0.85       8.475            609         241,619         77.97   60.91   100.00
DELAWARE                     10     1,564,371       0.20       8.825            627         156,437         87.08   50.67   100.00
DISTRICT OF COLUMBIA         26     7,436,277       0.93       8.698            622         286,011         80.47   52.25    96.01
FLORIDA                     607   121,272,228      15.21       8.823            618         199,790         81.81   54.59    96.99
GEORGIA                      96    18,556,991       2.33       8.581            618         193,302         85.12   70.50    96.51
HAWAII                       32     9,305,392       1.17       7.593            677         290,794         76.22   69.25   100.00
IDAHO                         4     1,033,500       0.13       9.299            528         258,375         78.96   10.43   100.00
ILLINOIS                    220    43,635,944       5.47       9.046            632         198,345         83.61   41.56    96.40
INDIANA                      28     2,957,402       0.37       9.336            590         105,622         85.41   85.84    96.46
IOWA                          3       196,270       0.02       8.982            613          65,423         86.33  100.00    61.08
KANSAS                        4       409,987       0.05       9.228            596         102,497         84.70  100.00   100.00
KENTUCKY                      4       452,338       0.06       8.991            619         113,085         90.41  100.00   100.00
MAINE                         2       325,532       0.04       9.274            548         162,766         82.21  100.00   100.00
MARYLAND                    208    53,842,498       6.75       8.806            600         258,858         78.54   68.95    98.11
MASSACHUSETTS                85    25,321,157       3.18       8.553            609         297,896         80.74   59.51    95.13
MICHIGAN                     61     9,959,301       1.25       9.257            614         163,267         84.67   53.83    92.19
MINNESOTA                    35     6,522,389       0.82       8.490            651         186,354         84.35   57.96   100.00
MISSOURI                     19     2,456,148       0.31       9.266            636         129,271         83.27   56.67    89.58
NEVADA                       38     7,912,588       0.99       8.758            610         208,226         83.12   51.94    92.23
NEW HAMPSHIRE                10     2,424,226       0.30       9.297            598         242,423         82.19   64.93    90.27
NEW JERSEY                  149    40,395,865       5.07       9.099            602         271,113         80.12   46.17    93.96
NEW MEXICO                   13     2,643,992       0.33       8.721            595         203,384         87.00   85.16    94.24
NEW YORK                    288    89,254,574      11.19       8.500            639         309,912         80.90   32.90    97.05
NORTH CAROLINA               37     4,950,140       0.62       9.289            604         133,788         84.40   72.86    84.12
OHIO                         39     4,098,178       0.51       8.678            604         105,081         84.46   80.55    91.02
OKLAHOMA                      5       730,662       0.09       7.942            594         146,132         81.14  100.00   100.00
OREGON                       15     2,596,076       0.33       9.413            602         173,072         81.50   72.27    94.90
PENNSYLVANIA                 62    10,489,788       1.32       9.116            589         169,190         82.14   65.71    91.73
RHODE ISLAND                 24     5,795,665       0.73       8.416            624         241,486         82.03   56.57    95.83
SOUTH CAROLINA               37     5,249,116       0.66       9.474            576         141,868         81.36   88.26    96.95
TENNESSEE                    25     3,217,710       0.40       9.330            617         128,708         85.92   64.57   100.00
TEXAS                        77    13,723,521       1.72       8.274            628         178,228         82.59   67.41   100.00
UTAH                         15     2,197,979       0.28       8.708            616         146,532         80.86   62.46   100.00
VERMONT                       3       334,188       0.04      11.153            516         111,396         70.97   61.04   100.00
VIRGINIA                     91    21,448,793       2.69       8.473            626         235,701         81.69   64.02    94.95
WASHINGTON                   36     9,788,525       1.23       8.435            623         271,903         80.76   66.25    91.11
WEST VIRGINIA                 4       834,821       0.10       9.817            536         208,705         79.83  100.00   100.00
WISCONSIN                    33     4,064,666       0.51       9.214            592         123,172         86.26   74.14    94.15
----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,296  $797,334,005    100.00%      8.597%            627        $241,910        81.38%  54.89%   96.41%
----------------------------------------------------------------------------------------------------------------------------------


                                  Schedule A-25

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                               DISTRIBUTION BY ZIP

                                               PCT. OF                                               WEIGHTED
                                               POOL BY    WEIGHTED                                   AVG.         PCT.     PCT.
                      NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  WEIGHTED AVG.  AVG. PRINCIPAL  COMBINED     FULL     OWNER
ZIP                   LOANS      BALANCE       BALANCE    COUPON      CURRENT FICO   BALANCE         ORIGINAL LTV DOC      OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
94513                         8    $3,597,575      0.45%      7.408%            645        $449,697        83.83%  85.97%  100.00%
11368                         6     2,959,965       0.37       8.365            647         493,327         81.72    0.00   100.00
92503                         7     2,892,200       0.36       8.592            702         413,171         81.89   18.80   100.00
20772                         8     2,880,364       0.36       8.111            623         360,046         74.06   62.04   100.00
20002                         7     2,457,100       0.31       8.903            655         351,014         83.17   26.52   100.00
20011                         8     2,371,817       0.30       8.478            591         296,477         77.65   82.97   100.00
94565                         9     2,283,168       0.29       8.706            676         253,685         83.36   31.66   100.00
33157                         7     2,260,561       0.28       7.600            630         322,937         84.09   89.26   100.00
91364                         4     2,243,315       0.28       8.189            659         560,829         81.50   24.59   100.00
94605                         4     2,202,532       0.28       9.073            625         550,633         88.02   36.26   100.00
Other                     3,228   771,185,410      96.72       8.607            627         238,905         81.36   55.18    96.29
----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,296  $797,334,005    100.00%      8.597%            627        $241,910        81.38%  54.89%   96.41%
----------------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                               PCT. OF                                               WEIGHTED
REMAINING                                      POOL BY    WEIGHTED                                   AVG.         PCT.     PCT.
MONTHS TO             NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  WEIGHTED AVG.  AVG. PRINCIPAL  COMBINED     FULL     OWNER
MATURITY              LOANS      BALANCE       BALANCE    COUPON      CURRENT FICO   BALANCE         ORIGINAL LTV DOC      OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
61 - 120                      4      $265,795      0.03%     11.441%            660         $66,449        99.27%  46.58%  100.00%
121 - 180                    31     1,815,824       0.23       8.754            625          58,575         68.36   90.11   100.00
181 - 240                     4     1,265,907       0.16       8.380            612         316,477         81.36   80.77   100.00
241 - 360                 3,257   793,986,479      99.58       8.596            627         243,778         81.40   54.78    96.39
----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,296  $797,334,005    100.00%      8.597%            627        $241,910        81.38%  54.89%   96.41%
----------------------------------------------------------------------------------------------------------------------------------

                             DISTRIBUTION BY PRODUCT

                                               PCT. OF                                               WEIGHTED
                                               POOL BY    WEIGHTED                                   AVG.         PCT.     PCT.
                      NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  WEIGHTED AVG.  AVG. PRINCIPAL  COMBINED     FULL     OWNER
PRODUCT               LOANS      BALANCE       BALANCE    COUPON      CURRENT FICO   BALANCE         ORIGINAL LTV DOC      OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
2/28 6 MO LIBOR           1,157  $280,266,243     35.15%      8.928%            605        $242,235        79.89%  45.48%   95.23%
2/28 6 MO LIBOR
40/30 Balloon               827   278,880,410      34.98       8.329            632         337,219         80.73   49.15    95.55
2/28 6 MO LIBOR IO          196    77,683,406       9.74       7.571            650         396,344         81.07   81.57    99.71
3/27 6 MO LIBOR              12     3,615,584       0.45       7.987            626         301,299         81.00   75.56   100.00
3/27 6 MO LIBOR
40/30 Balloon                 7     1,581,873       0.20       8.060            639         225,982         85.64   89.38   100.00
3/27 6 MO LIBOR IO            3       773,600       0.10       7.892            662         257,867         84.67  100.00   100.00
5/25 6 MO LIBOR               2       227,769       0.03       7.221            603         113,885         72.74  100.00   100.00
5/25 6 MO LIBOR
40/30 Balloon                 4     1,638,418       0.21       7.619            619         409,605         73.25  100.00   100.00
Fixed Rate                  997   118,926,006      14.92       9.524            648         119,284         87.91   62.16    98.42
Fixed Rate
40/30 Balloon                91    33,740,695       4.23       7.322            652         370,777         77.00   86.15    97.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,296  $797,334,005    100.00%      8.597%            627        $241,910        81.38%  54.89%   96.41%
----------------------------------------------------------------------------------------------------------------------------------

                     DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                               PCT. OF                                               WEIGHTED
                                               POOL BY    WEIGHTED                                   AVG.         PCT.     PCT.
PREPAYMENT PENALTY    NUMBER OF  PRINCIPAL     PRINCIPAL  AVG. GROSS  WEIGHTED AVG.  AVG. PRINCIPAL  COMBINED     FULL     OWNER
TERM                  LOANS      BALANCE       BALANCE    COUPON      CURRENT FICO   BALANCE         ORIGINAL LTV DOC      OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
N/A                       1,270  $309,372,765     38.80%      8.850%            622        $243,601        81.34%  47.78%   95.71%
12                          191    58,473,316       7.33       8.653            636         306,143         80.88   51.62    94.88
24                        1,399   322,505,252      40.45       8.591            626         230,526         82.27   57.53    97.15
30                            2       364,292       0.05       8.797            575         182,146         82.51  100.00   100.00
36                          434   106,618,379      13.37       7.852            642         245,664         79.06   69.22    97.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,296  $797,334,005    100.00%      8.597%            627        $241,910        81.38%  54.89%   96.41%
----------------------------------------------------------------------------------------------------------------------------------


                                  Schedule A-26

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                          DISTRIBUTION BY ORIGINAL TERM

                                                                                           WEIGHTED
                                            PCT. OF    WEIGHTED    WEIGHTED                AVG.
                NUMBER                      POOL BY    AVG.        AVG.       AVG.         COMBINED   PCT.     PCT.
ORIGINAL        OF            PRINCIPAL     PRINCIPAL  GROSS       CURRENT    PRINCIPAL    ORIGINAL   FULL     OWNER
TERM            LOANS         BALANCE       BALANCE    COUPON      FICO       BALANCE      LTV        DOC      OCCUPIED
----------      ------       -----------    --------   ------      -------  -----------    ---------  -----    --------
120                 4       $    265,795        0.03%  11.441%       660   $     66,449      99.27%   46.58%   100.00%
180                31          1,815,824        0.23    8.754        625         58,575      68.36    90.11    100.00
240                 4          1,265,907        0.16    8.380        612        316,477      81.36    80.77    100.00
300                 1             77,341        0.01    9.900        616         77,341      90.00     0.00    100.00
359                 1            559,209        0.07   12.150        569        559,209      55.98     0.00    100.00
360             3,255        793,349,929       99.50    8.594        627        243,733      81.42    54.82     96.39
                -----       ------------      ------    -----        ---   ------------      -----    -----     -----
Total:          3,296       $797,334,005      100.00%   8.597        627   $    241,910      81.38%   54.89%    96.41%
                -----       ------------      ------    -----        ---   ------------      -----    -----     -----


                            DISTRIBUTION BY RATE TYPE

                                           PCT.                                                 WEIGHTED
                                           OF POOL      WEIGHTED     WEIGHTED                   AVG.
                 NUMBER                    BY           AVG.         AVG.        AVG.           COMBINED      PCT.        PCT.
RATE             OF          PRINCIPAL     PRINCIPAL    GROSS        CURRENT     PRINCIPAL      ORIGINAL      FULL        OWNER
TYPE             LOANS       BALANCE       BALANCE      COUPON       FICO        BALANCE        LTV           DOC         OCCUPIED
----             ------    ------------    ----------   ----------   --------    ----------     --------      -----       -------
ARM               2,208    $644,667,303      80.85%       8.493%       622       $291,969        80.40%       51.92%       95.97%
Fixed Rate        1,088     152,666,702      19.15        9.037        649        140,319        85.50        67.46        98.26
----------        -----    ------------     ------        -----        ---       --------        -----        -----        -----
Total:            3,296    $797,334,005     100.00%       8.597%       627       $241,910        81.38%       54.89%       96.41%
----------        -----    ------------     ------        -----        ---       --------        -----        -----        -----


                           DISTRIBUTION BY DEBT RATIO

                                            PCT. OF                                                WEIGHTED
                  POOL                      WEIGHTED       WEIGHTED                                AVG.
                  NUMBER                    BY             AVG.            AVG.       AVG.         COMBINED     PCT.       PCT.
                  OF         PRINCIPAL      PRINCIPAL      GROSS           CURRENT    PRINCIPAL    ORIGINAL     FULL       OWNER
DEBT RATIO        LOANS      BALANCE        BALANCE        COUPON          FICO       BALANCE      LTV          DOC        OCCUPIED
----------        -----      ----------     ---------      --------        -------    -------      ---------    ------     --------
0.01-20.00            65    $ 16,767,546         2.10%       7.946%           635     $257,962        81.81%     92.59%     93.68%
20.01-25.00           77      17,824,601         2.24        8.550            625      231,488        82.31      74.06      92.68
25.01-30.00          123      21,088,243         2.64        8.373            633      171,449        78.43      76.41      92.41
30.01-35.00          263      53,692,024         6.73        8.458            628      204,152        81.14      65.93      97.36
35.01-40.00          413      93,140,390        11.68        8.635            633      225,522        81.21      52.47      97.73
40.01-45.00          662     156,690,536        19.65        8.608            638      236,693        82.37      48.19      97.93
45.01-50.00        1,158     288,438,811        36.18        8.577            639      249,084        82.53      48.73      97.68
50.01-55.00          527     147,145,629        18.45        8.748            589      279,214        78.58      62.54      92.48
55.01-60.00            6       1,922,534         0.24        9.755            576      320,422        78.70      25.13     100.00
60.00 or more          2         623,690         0.08        8.844            653      311,845        80.00       0.00      75.64
----------         -----    ------------       ------        -----            ---     --------        -----      -----      -----
Total:             3,296    $797,334,005       100.00%       8.597%           627     $241,910        81.38%     54.89%     96.41%
----------         -----    ------------       ------        -----            ---     --------        -----      -----      -----



                       DISTRIBUTION BY INTEREST ONLY FLAG

                                                                                                   WEIGHTED
                                            PCT. OF        WEIGHTED       WEIGHTED                 AVG.
                   NUMBER                   POOL BY        AVG.           AVG.        AVG.         COMBINED     PCT.     PCT.
INTEREST           OF        PRINCIPAL      PRINCIPAL      GROSS          CURRENT     PRINCIPAL    ORIGINAL     FULL     OWNER
ONLY FLAG          LOANS     BALANCE        BALANCE        COUPON         FICO        BALANCE      LTV          DOC      OCCUPIED
---------          -----     ----------     ---------      --------       ---------   -------      ---------    -----    --------
Interest Only         199   $ 78,457,006       9.84%       7.574%           650       $394,256      81.11%      81.76%    99.71%
Not Interest Only   3,097    718,876,999      90.16        8.709            625        232,120      81.41       51.96     96.05
----------          -----   ------------     ------        -----            ---       --------      -----       -----     -----
Total:              3,296   $797,334,005     100.00%       8.597%           627       $241,910      81.38%      54.89%    96.41%
----------          -----   ------------     ------        -----            ---       --------      -----       -----     -----



                       DISTRIBUTION BY INTEREST ONLY TERM

                                                                                                WEIGHTED
                                          PCT. OF      WEIGHTED     WEIGHTED                    AVG.
INTEREST        NUMBER                    POOL BY      AVG.         AVG.           AVG.         COMBINED     PCT.        PCT.
ONLY            OF       PRINCIPAL        PRINCIPAL    GROSS        CURRENT        PRINCIPAL    ORIGINAL     FULL        OWNER
TERM            LOANS    BALANCE          BALANCE      COUPON       FICO           BALANCE      LTV          DOC         OCCUPIED
--------        -----    ------------     ---------    ---------    --------       ----------   --------     -----       --------
0               3,097    $718,876,999        90.16%      8.709%       625          $232,120      81.41%      51.96%       96.05%

60                199      78,457,006         9.84       7.574        650           394,256      81.11       81.76        99.71
--------        -----    ------------       ------       -----        ---          --------      -----       -----        -----
Total:          3,296    $797,334,005       100.00%      8.597%       627          $241,910      81.38%      54.89%       96.41%
--------        -----    ------------       ------       -----        ---          --------      -----       -----        -----


                                 Schedule A-27

                      DESCRIPTION OF THE GROUP 2 COLLATERAL

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                   WEIGHTED
                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
                    NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
                    OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
GROSS MARGIN        LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
3.001-4.000             14     $  4,607,666       0.71%       5.980%        658       $329,119        81.81%       100.00%   94.80%
4.001-5.000            212       77,269,765      11.99        6.884         658        364,480        80.21         88.54    99.59
5.001-6.000            618      202,075,792      31.35        7.873         643        326,983        80.82         58.56    97.65
6.001-7.000          1,364      360,714,079      55.95        9.217         602        264,453        80.19         39.74    94.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:               2,208     $644,667,303     100.00%       8.493%        622       $291,969        80.40%        51.92%   95.97%
-----------------------------------------------------------------------------------------------------------------------------------


                      DISTRIBUTION BY MINIMUM INTEREST RATE

                                                                                                   WEIGHTED
                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
                    NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
MINIMUM             OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
INTEREST RATE       LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
5.001-6.000              7      $  1,871,016      0.29%          5.701%      691        $267,288       77.59%     100.00%    87.19%
6.001-7.000            154        59,082,914      9.16           6.718       660         383,655       80.31       93.12     98.81
7.001-8.000            510       176,041,959     27.31           7.614       646         345,180       81.16       67.53     97.68
8.001-9.000            786       243,107,742     37.71           8.540       632         309,297       81.70       41.22     95.49
9.001-10.000           432       107,290,963     16.64           9.537       583         248,359       81.14       36.77     93.99
10.001-11.000          188        34,080,646      5.29          10.517       542         181,280       75.49       27.10     93.88
11.001-12.000          115        19,971,283      3.10          11.513       535         173,663       65.62       42.80     93.27
12.001-13.000           15         3,165,561      0.49          12.227       542         211,037       64.03       46.83     98.01
13.001-14.000            1            55,219      0.01          13.990       600          55,219       65.00        0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:               2,208      $644,667,303    100.00%          8.493%      622        $291,969       80.40%      51.92%    95.97%
-----------------------------------------------------------------------------------------------------------------------------------


                      DISTRIBUTION BY MAXIMUM INTEREST RATE

                                                                                                   WEIGHTED
                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
                    NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
MAXIMUM             OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
INTEREST RATE       LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
11.001-12.000              7      $  1,871,016       0.29%        5.701%     691        $267,288       77.59%    100.00%    87.19%
12.001-13.000            153        58,693,147       9.10         6.721      660         383,615       80.28      93.08     99.46
13.001-14.000            511       176,431,726      27.37         7.611      646         345,268       81.16      67.60     97.46
14.001-15.000            786       243,107,742      37.71         8.540      632         309,297       81.70      41.22     95.49
15.001-16.000            432       107,290,963      16.64         9.537      583         248,359       81.14      36.77     93.99
16.001-17.000            188        34,080,646       5.29        10.517      542         181,280       75.49      27.10     93.88
17.001-18.000            115        19,971,283       3.10        11.513      535         173,663       65.62      42.80     93.27
18.001-19.000             15         3,165,561       0.49        12.227      542         211,037       64.03      46.83     98.01
19.001-20.000              1            55,219       0.01        13.990      600          55,219       65.00       0.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,208      $644,667,303     100.00%        8.493%     622        $291,969       80.40%     51.92%    95.97%
-----------------------------------------------------------------------------------------------------------------------------------


                    DISTRIBUTION BY INITIAL PERIODIC RATE CAP

                                                                                                   WEIGHTED
                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
INITIAL             NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
PERIODIC            OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
RATE CAP            LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
2.000                    642    $190,426,801      29.54%       8.671%        613        $296,615       80.20%       52.67%   92.63%
3.000                  1,566     454,240,502      70.46        8.418         626         290,064       80.49        51.60    97.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,208    $644,667,303     100.00%       8.493%        622        $291,969       80.40%       51.92%   95.97%
-----------------------------------------------------------------------------------------------------------------------------------


                  DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAP

                                                                                                   WEIGHTED
                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
SUBSEQUENT          NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
PERIODIC            OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
RATE CAP            LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
1.500                  2,208      $644,667,303    100.00%       8.493%       622        $291,969      80.40%       51.92%    95.97%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,208      $644,667,303    100.00%       8.493%       622        $291,969      80.40%       51.92%    95.97%
-----------------------------------------------------------------------------------------------------------------------------------


                                 Schedule A-28

                      DESCRIPTION OF THE GROUP 2 COLLATERAL


                     DISTRIBUTION BY NEXT RATE CHANGE DATE

                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
                    NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
NEXT RATE           OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
CHANGE DATE         LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
6/1/2007                    1      $389,767         0.06%      6.200%       751         $389,767        85.00%     100.00%    0.00%
10/1/2007                   1       496,367         0.08       7.750        550          496,367        74.18        0.00   100.00
11/1/2007                   1       109,783         0.02       9.990        500          109,783        80.00        0.00   100.00
12/1/2007                   2       244,387         0.04       9.510        516          122,193        53.91        0.00   100.00
1/1/2008                    3       652,997         0.10       8.101        586          217,666        83.00       70.81   100.00
2/1/2008                   15     3,387,958         0.53       9.277        565          225,864        76.53       59.18    93.62
3/1/2008                   47    14,635,667         2.27       8.930        607          311,397        76.93       46.34    78.56
4/1/2008                  148    46,691,333         7.24       8.760        613          315,482        80.72       45.63    92.46
5/1/2008                  385   108,976,249        16.90       8.642        610          283,055        80.91       55.70    93.73
6/1/2008                  578   171,327,225        26.58       8.494        624          296,414        80.40       53.31    96.30
7/1/2008                  999   289,918,325        44.97       8.382        629          290,209        80.41       49.99    98.09
3/1/2009                    2     1,302,917         0.20       7.596        648          651,459        82.69      100.00   100.00
5/1/2009                    3       394,007         0.06       8.317        652          131,336        79.84       66.17   100.00
6/1/2009                    5       742,491         0.12       8.931        614          148,498        92.54      100.00   100.00
7/1/2009                   12     3,531,641         0.55       7.908        631          294,303        80.96       74.00   100.00
5/1/2011                    2       611,246         0.09       7.424        619          305,623        81.39      100.00   100.00
7/1/2011                    4     1,254,942         0.19       7.641        616          313,736        69.19      100.00   100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,208  $644,667,303       100.00%      8.493%       622         $291,969        80.40%      51.92%   95.97%
-----------------------------------------------------------------------------------------------------------------------------------


                               DELINQUENCY STATUS

                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
                    NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
                    OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
DELINQUECY STATUS   LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
30 - 59 Days              74     $ 20,995,474        2.63%      8.929%       621        $283,723       80.12%      41.84%    94.65%
Current                3,222      776,338,531       97.37       8.588        628         240,949       81.41       55.25     96.45
Total:                 3,296     $797,334,005      100.00%      8.597%       627        $241,910       81.38%      54.89%    96.41%
-----------------------------------------------------------------------------------------------------------------------------------


                              DELINQUENCY HISTORY

                                               PCT. OF       WEIGHTED    WEIGHTED                  AVG.
                    NUMBER                     POOL BY       AVG.        AVG.        AVG.          COMBINED      PCT.      PCT.
30-59 DAYS          OF         PRINCIPAL       PRINCIPAL     GROSS       CURRENT     PRINCIPAL     ORIGINAL      FULL      OWNER
DELINQUENT          LOANS      BALANCE         BALANCE       COUPON      FICO        BALANCE       LTV           DOC       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
0                       3,278  $793,070,707       99.47%        8.598%       627       $241,937        81.40%      54.94%    96.40%
1                          18     4,263,298        0.53         8.397        621        236,850        78.51       45.67     98.35
Total:                  3,296  $797,334,005      100.00%        8.597%       627       $241,910        81.38%      54.89%    96.41%
-----------------------------------------------------------------------------------------------------------------------------------


                                 Schedule A-29

                 DESCRIPTION OF THE TOTAL COLLATERAL IN POOL II

Statistics given below are for the Pool II Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Pool II Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                       POOL II MORTGAGE LOANS (AGGREGATE)
                             AS OF THE CUT-OFF DATE

                                                          MINIMUM      MAXIMUM
                                                        ----------   ----------
Scheduled Principal Balance              $287,816,649       $5,284     $249,893
Average Scheduled Principal Balance      $     64,518
Number of Mortgage Loans                        4,461

Weighted Average Gross Coupon                  11.496%       6.000%      14.000%
Weighted Average FICO Score                       648          550          807
Weighted Average Original LTV                   19.39%        3.69%       25.00%
Weighted Average Combined Original LTV          99.58%       62.00%      100.00%

Weighted Average Original Term                    352           60          360
Weighted Average Stated Remaining Term            350           50          359
Weighted Average Seasoning                          2            1           10

Maturity Date                                           Oct 1 2010   Jul 1 2036

Maximum Zip Code Concentration     0.39%

Fixed Rate                       100.00%

5 Yr Fixed                         0.06%
10 Yr Fixed                        0.73%
15 Yr Fixed                        2.90%
20 Yr Fixed                        0.32%
30 Yr Fixed                       96.00%

Not Interest Only                100.00%

Prepay Penalty: N/A               45.02%
Prepay Penalty: 12 months          7.76%
Prepay Penalty: 24 months         36.31%
Prepay Penalty: 36 months         10.91%

Second Lien                      100.00%

Easy Documentation                 0.01%
Full Documentation                53.24%
Stated Documentation              46.75%

11208

Cash Out Refinance                18.08%
Home Improvement                   1.45%
Purchase                          79.91%
Rate/Term Refinance                0.56%

2 Units                           12.11%
3 Units                            0.31%
4 Units                            0.09%
Condominium                        7.04%
Single Family                     80.45%

Non-owner                          0.54%
Primary                           99.39%
Second Home                        0.07%

Top 5 States:
California                        26.57%
Florida                           15.04%
New York                          11.93%
New Jersey                         5.87%
Maryland                           5.63%


                                  Schedule A-30

                 DESCRIPTION OF THE TOTAL COLLATERAL IN POOL II

                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                             WEIGHTED
                                                    PCT. OF   WEIGHTED  WEIGHTED               AVG.
                                                    POOL BY     AVG.      AVG.       AVG.    COMBINED   PCT.     PCT.
CURRENT                     NUMBER     PRINCIPAL   PRINCIPAL    GROSS    CURRENT  PRINCIPAL  ORIGINAL   FULL     OWNER
PRINCIPAL BALANCE          OF LOANS     BALANCE     BALANCE    COUPON     FICO     BALANCE      LTV      DOC   OCCUPIED
-----------------          --------  ------------  ---------  --------  --------  ---------  --------  ------  --------
       1 - 50,000            2,044   $ 67,893,676    23.59%    11.780%     631     $ 33,216   99.46%    70.49%   97.43%
 50,001 - 100,000            1,686    120,448,024    41.85     11.519      647       71,440   99.74     49.07   100.00
100,001 - 150,000              548     65,976,652    22.92     11.355      659      120,395   99.74     40.33   100.00
150,001 - 200,000              160     28,269,679     9.82     11.270      657      176,685   98.84     51.08   100.00
200,001 - 250,000               23      5,228,619     1.82     10.296      677      227,331   99.28    100.00   100.00
                             -----   ------------   ------     ------      ---     --------   -----    ------   ------
Total:                       4,461   $287,816,649   100.00%    11.496%     648     $ 64,518   99.58%    53.24%   99.39%
                             =====   ============   ======     ======      ===     ========   =====    ======   ======

                          DISTRIBUTION BY CURRENT RATE

                                                                                             WEIGHTED
                                                    PCT. OF   WEIGHTED  WEIGHTED               AVG.
                                                    POOL BY     AVG.      AVG.       AVG.    COMBINED   PCT.     PCT.
                            NUMBER     PRINCIPAL   PRINCIPAL    GROSS    CURRENT  PRINCIPAL  ORIGINAL   FULL     OWNER
CURRENT RATE               OF LOANS     BALANCE     BALANCE    COUPON     FICO     BALANCE      LTV      DOC   OCCUPIED
------------               --------  ------------  ---------  --------  --------  ---------  --------  ------  --------
 9.001 - 9.500                  67   $  4,743,016     1.65%     9.479%    688%     $70,791    98.56%   98.88%    99.75%
 9.501 - 10.000                382     27,178,509     9.44      9.829     689       71,148    99.63    94.66    100.00
10.001 - 10.500                341     26,369,925     9.16     10.232     677       77,331    99.47    80.31    100.00
10.501 - 11.000                541     43,057,945    14.96     10.842     679       79,590    99.67    23.48    100.00
11.001 - 11.500                748     53,348,156    18.54     11.268     659       71,321    99.71    28.62     99.92
11.501 - 12.000                421     27,297,990     9.48     11.837     635       64,841    99.63    54.16     99.50
12.001 - 12.500                773     41,145,700    14.30     12.289     612       53,229    99.62    74.08     99.11
12.501 - 13.000                966     50,927,692    17.69     12.743     609       52,720    99.47    55.61     98.40
13.001 - 13.500                198     12,618,079     4.38     13.129     626       63,728    99.51    15.87     98.49
13.501 - 14.000                 24      1,129,637     0.39     13.722     617       47,068    98.37    60.27     83.93
                             -----   ------------   ------     ------     ---      -------    -----    -----    ------
Total:                       4,461   $287,816,649   100.00%    11.496%    648      $64,518    99.58%   53.24%    99.39%
                             =====   ============   ======     ======     ===      =======    =====    =====    ======


                                  Schedule A-31

                 DESCRIPTION OF THE TOTAL COLLATERAL IN POOL II

                          DISTRIBUTION BY CREDIT SCORE

                                                                                             WEIGHTED
                                                    PCT. OF   WEIGHTED  WEIGHTED               AVG.
                                                    POOL BY     AVG.      AVG.       AVG.    COMBINED   PCT.     PCT.
                            NUMBER     PRINCIPAL   PRINCIPAL    GROSS    CURRENT  PRINCIPAL  ORIGINAL   FULL     OWNER
CREDIT SCORE               OF LOANS     BALANCE     BALANCE    COUPON     FICO     BALANCE      LTV      DOC   OCCUPIED
------------               --------  ------------  ---------  --------  --------  ---------  --------  ------  --------
541 - 560                       15   $    223,204     0.08%    12.323%     556     $14,880     94.80%  96.39%    96.00%
561 - 580                       78      3,383,080     1.18     12.360      579      43,373     99.58   99.83     99.50
581 - 600                      827     41,197,879    14.31     12.460      590      49,816     99.57   99.82     99.75
601 - 620                      684     37,063,643    12.88     12.107      611      54,187     99.67   88.56     99.53
621 - 640                    1,000     63,351,130    22.01     12.197      629      63,351     99.64   30.85     99.56
641 - 660                      604     44,334,778    15.40     10.920      649      73,402     99.59   36.06     99.17
661 - 680                      466     35,263,532    12.25     10.815      670      75,673     99.51   37.25     98.76
681 - 700                      308     24,718,219     8.59     10.524      690      80,254     99.46   44.96     99.42
701 - 720                      182     14,027,004     4.87     10.555      709      77,071     99.34   43.49     99.42
721 - 740                      146     12,567,578     4.37     10.556      730      86,079     99.83   36.91     99.54
741 - 760                       98      7,677,152     2.67     10.507      751      78,338     99.32   47.38     99.53
761 - 780                       34      2,440,573     0.85     10.498      769      71,782     99.38   41.28     98.41
781 - 800                       15      1,309,331     0.45     10.825      788      87,289    100.00   30.20    100.00
801 - 820                        4        259,546     0.09     10.468      805      64,886    100.00   55.66    100.00
                             -----   ------------   ------     ------      ---     -------    ------   -----    ------
Total:                       4,461   $287,816,649   100.00%    11.496%     648     $64,518     99.58%  53.24%    99.39%
                             =====   ============   ======     ======      ===     =======    ======   =====    ======

                              DISTRIBUTION BY LIEN

                                                                                             WEIGHTED
                                                    PCT. OF   WEIGHTED  WEIGHTED               AVG.
                                                    POOL BY     AVG.      AVG.       AVG.    COMBINED   PCT.     PCT.
                            NUMBER     PRINCIPAL   PRINCIPAL    GROSS    CURRENT  PRINCIPAL  ORIGINAL   FULL     OWNER
LIEN                       OF LOANS     BALANCE     BALANCE    COUPON     FICO     BALANCE      LTV      DOC   OCCUPIED
----                       --------  ------------  ---------  --------  --------  ---------  --------  ------  --------
Second Lien                  4,461   $287,816,649   100.00%    11.496%     648     $64,518    99.58%   53.24%   99.39%
                             -----   ------------   ------     ------      ---     -------    -----    -----    -----
Total:                       4,461   $287,816,649   100.00%    11.496%     648     $64,518    99.58%   53.24%   99.39%
                             =====   ============   ======     ======      ===     =======    =====    =====    =====

                      DISTRIBUTION BY COMBINED ORIGINAL LTV

                                                                                             WEIGHTED
                                                    PCT. OF   WEIGHTED  WEIGHTED               AVG.
                                                    POOL BY     AVG.      AVG.       AVG.    COMBINED   PCT.     PCT.
                            NUMBER     PRINCIPAL   PRINCIPAL    GROSS    CURRENT  PRINCIPAL  ORIGINAL   FULL     OWNER
COMBINED ORIGINAL LTV      OF LOANS     BALANCE     BALANCE    COUPON     FICO     BALANCE      LTV      DOC   OCCUPIED
---------------------      --------  ------------  ---------  --------  --------  ---------  --------  ------  --------
60.01 - 65.00                    1   $    191,953     0.07%    12.700%     592     $191,953   62.00%   100.00%  100.00%
70.01 - 75.00                    2        261,089     0.09     11.326      694      130,544   73.59      0.00   100.00
75.01 - 80.00                    2        222,314     0.08     10.853      735      111,157   80.00     10.07    89.93
80.01 - 85.00                    5        429,195     0.15     10.600      667       85,839   83.46    100.00    83.58
85.01 - 90.00                   36      2,536,206     0.88     11.192      664       70,450   89.19     51.59    94.00
90.01 - 95.00                  282     11,530,738     4.01     11.823      640       40,889   94.72     71.55    87.12
95.01 - 100.00               4,133    272,645,153    94.73     11.487      648       65,968   99.97     52.46    99.99
                             -----   ------------   ------     ------      ---     --------   -----    ------   ------
Total:                       4,461   $287,816,649   100.00%    11.496%     648     $ 64,518   99.58%    53.24%   99.39%
                             =====   ============   ======     ======      ===     ========   =====    ======   ======

                          DISTRIBUTION BY ORIGINAL LTV

                                                                                             WEIGHTED
                                                    PCT. OF   WEIGHTED  WEIGHTED               AVG.
                                                    POOL BY     AVG.      AVG.       AVG.    COMBINED   PCT.     PCT.
                            NUMBER     PRINCIPAL   PRINCIPAL    GROSS    CURRENT  PRINCIPAL  ORIGINAL   FULL     OWNER
ORIGINAL LTV               OF LOANS     BALANCE     BALANCE    COUPON     FICO     BALANCE      LTV      DOC   OCCUPIED
------------               --------  ------------  ---------  --------  --------  ---------  --------  ------  --------
10.00 or less                  257   $  7,380,149     2.56%    11.867%     643     $28,717     95.02%  90.23%    76.35%
10.01 - 15.00                  262     13,880,217     4.82     11.520      637      52,978     96.03   73.42    100.00
15.01 - 20.00                3,935    266,203,060    92.49     11.486      648      67,650     99.89   51.18    100.00
20.01 - 25.00                    7        353,222     0.12     10.759      700      50,460    100.00   44.50    100.00
                             -----   ------------   ------     ------      ---     -------    ------   -----    ------
Total:                       4,461   $287,816,649   100.00%    11.496%     648     $64,518     99.58%  53.24%    99.39%
                             =====   ============   ======     ======      ===     =======    ======   =====    ======


                                  Schedule A-32

                 DESCRIPTION OF THE TOTAL COLLATERAL IN POOL II

                          DISTRIBUTION BY DOCUMENTATION

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
DOCUMENTATION                LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
-------------              ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
Easy                             3    $     30,490     0.01%     12.022%        606       $10,163    92.26%      0.00%    100.00%
Full                         2,658     153,242,739    53.24      11.359         634        57,653    99.49     100.00      98.86
Stated                       1,800     134,543,420    46.75      11.653         663        74,746    99.68       0.00     100.00
                             -----    ------------   ------      ------         ---       -------    -----     ------     ------
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518    99.58%     53.24%     99.39%
                             =====    ============   ======      ======         ===       =======    =====     ======     ======

                             DISTRIBUTION BY PURPOSE

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
PURPOSE                      LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
-------                    ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
Home Improvement                47    $  4,171,255     1.45%     11.171%        644       $88,750    99.43%    59.37%     97.77%
Purchase                     3,630     229,989,625    79.91      11.544         649        63,358    99.76     49.69      99.50
Rate Term                       24       1,606,523     0.56      11.465         638        66,938    99.26     63.07      98.88
Cashout                        760      52,049,247    18.08      11.313         641        68,486    98.79     68.13      99.09
                             -----    ------------   ------      ------         ---       -------    -----     -----      -----
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518    99.58%    53.24%     99.39%
                             =====    ============   ======      ======         ===       =======    =====     =====      =====

                            DISTRIBUTION BY OCCUPANCY

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
OCCUPANCY                    LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
---------                  ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
Second Home                      7    $    187,483     0.07%     13.021%        661       $26,783    95.00%    100.00%      0.00%
Non-Owner Occupied              69       1,558,082     0.54      12.737         658        22,581    93.80     100.00       0.00
Owner Occupied               4,385     286,071,083    99.39      11.489         647        65,239    99.61      52.96     100.00
                             -----    ------------   ------      ------         ---       -------    -----     ------     ------
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518    99.58%     53.24%     99.39%
                             =====    ============   ======      ======         ===       =======    =====     ======     ======

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
PROPERTY TYPE                LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
-------------              ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
Condominium                    377    $ 20,248,463     7.04%     11.590%        647       $53,709    99.71%     58.47%    99.02%
Single Family                3,631     231,558,123    80.45      11.506         645        63,773    99.56      57.06     99.51
Two Family                     420      34,856,648    12.11      11.362         664        82,992    99.72      23.82     99.07
Three Family                    23         887,086     0.31      11.688         657        38,569    96.74      79.79     92.32
Four Family                     10         266,329     0.09      12.495         664        26,633    93.94     100.00     89.37
                             -----    ------------   ------      ------         ---       -------    -----     ------     -----
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518    99.58%     53.24%    99.39%
                             =====    ============   ======      ======         ===       =======    =====     ======     =====


                                 Schedule A-33

                 DESCRIPTION OF THE TOTAL COLLATERAL IN POOL II

                              DISTRIBUTION BY STATE

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
STATE                        LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
-----                      ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
ARIZONA                         92    $  5,107,942     1.77%     11.652%        642       $55,521     99.91%    57.88%     99.24%
ARKANSAS                         4         130,100     0.05      11.426         629        32,525     99.26    100.00     100.00
CALIFORNIA                     776      76,461,446    26.57      11.245         655        98,533     99.69     59.14      99.38
COLORADO                        68       3,232,076     1.12      11.156         635        47,531     98.61     81.03     100.00
CONNECTICUT                     66       3,557,014     1.24      11.466         636        53,894     99.69     63.35      99.32
DELAWARE                        11         391,545     0.14      12.190         618        35,595    100.00    100.00     100.00
DISTRICT OF COLUMBIA            22       1,575,796     0.55      11.568         659        71,627     99.92     35.41     100.00
FLORIDA                        774      43,297,340    15.04      11.736         641        55,940     99.45     57.48      99.06
GEORGIA                        249       9,574,927     3.33      11.703         628        38,454     99.88     68.39      99.65
HAWAII                          41       3,725,762     1.29      11.560         665        90,872     99.64     23.35      99.16
IDAHO                           15         458,075     0.16      11.623         626        30,538     99.15     79.76     100.00
ILLINOIS                       342      15,971,676     5.55      11.575         646        46,701     99.62     42.79      99.11
INDIANA                         29         905,080     0.31      11.700         614        31,210     99.91     90.62     100.00
IOWA                             1          20,161     0.01      12.250         597        20,161    100.00    100.00     100.00
KANSAS                           6         196,398     0.07      11.785         627        32,733     99.35     63.35     100.00
KENTUCKY                        11         324,137     0.11      12.581         616        29,467    100.00     65.96     100.00
MAINE                            2          60,518     0.02      11.693         608        30,259    100.00     62.07     100.00
MARYLAND                       245      16,204,035     5.63      11.641         644        66,139     99.58     50.65      99.42
MASSACHUSETTS                  138       9,181,823     3.19      11.587         642        66,535     99.60     44.89      99.39
MICHIGAN                        73       2,587,510     0.90      12.101         616        35,445     99.81     67.41      98.34
MINNESOTA                       73       3,398,980     1.18      11.255         644        46,561     99.93     68.84      99.47
MISSOURI                        34       1,165,934     0.41      11.857         624        34,292     99.87     57.44     100.00
NEBRASKA                         1          27,085     0.01      12.075         609        27,085    100.00    100.00     100.00
NEVADA                          67       4,300,177     1.49      11.644         643        64,182     99.25     63.31      99.29
NEW HAMPSHIRE                    9         462,789     0.16      11.686         619        51,421    100.00     89.85     100.00
NEW JERSEY                     240      16,885,276     5.87      11.612         653        70,355     99.68     34.12      99.07
NEW MEXICO                      11         452,805     0.16      11.892         632        41,164     99.93     43.78     100.00
NEW YORK                       374      34,337,840    11.93      11.291         667        91,812     99.36     28.91      99.63
NORTH CAROLINA                  80       2,781,733     0.97      11.577         624        34,772     99.08     86.23     100.00
OHIO                            43       1,797,402     0.62      11.540         628        41,800     99.05     70.49     100.00
OKLAHOMA                         7         324,079     0.11      12.094         619        46,297     99.91     68.61     100.00
OREGON                          22       1,100,201     0.38      11.510         637        50,009     99.62     83.08     100.00
PENNSYLVANIA                    53       2,511,639     0.87      11.744         639        47,389     99.61     54.89     100.00
RHODE ISLAND                    15         767,007     0.27      11.258         661        51,134    100.00     51.17     100.00
SOUTH CAROLINA                  30       1,129,497     0.39      11.790         636        37,650     99.93     57.57     100.00
TENNESSEE                       34       1,052,881     0.37      12.030         622        30,967     99.99     82.23     100.00
TEXAS                           94       4,108,031     1.43      11.589         635        43,702     99.90     43.94     100.00
UTAH                            21         976,293     0.34      11.358         625        46,490    100.00     92.22     100.00
VERMONT                          2          99,267     0.03      11.527         613        49,634    100.00    100.00     100.00
VIRGINIA                       164      11,738,931     4.08      11.742         634        71,579     99.49     62.56     100.00
WASHINGTON                      59       3,308,056     1.15      11.261         644        56,069     98.92     74.15     100.00
WEST VIRGINIA                    1          16,503     0.01      12.400         597        16,503    100.00    100.00     100.00
WISCONSIN                       62       2,110,883     0.73      11.675         629        34,046     99.54     73.57      96.76
                             -----    ------------   ------      ------         ---       -------    ------    ------     ------
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518     99.58%    53.24%     99.39%
                             =====    ============   ======      ======         ===       =======    ======    ======     ======


                                 Schedule A-34

                 DESCRIPTION OF THE TOTAL COLLATERAL IN POOL II

                               DISTRIBUTION BY ZIP

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
ZIP                          LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
---                        ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
11208                           11    $  1,120,890     0.39%     10.972%        686       $101,899    99.87%   21.68%     100.00%
11207                            9         954,059     0.33      11.199         649        106,007   100.00    32.64      100.00
11236                            8         922,319     0.32      11.984         648        115,290    99.65    25.91      100.00
11413                            9         856,669     0.30      10.932         672         95,185   100.00    51.01      100.00
33971                           18         848,477     0.29      12.203         627         47,138    99.75    53.56      100.00
11434                            9         835,120     0.29      10.932         676         92,791    99.57    15.03      100.00
11550                            9         828,323     0.29      11.514         655         92,036   100.00    10.22      100.00
20721                            5         755,104     0.26      10.724         652        151,021   100.00    75.74      100.00
33165                            9         748,086     0.26      11.792         640         83,121   100.00    38.54      100.00
11221                            6         698,474     0.24      11.237         627        116,412   100.00    82.12      100.00
Other                        4,368     279,249,128    97.02      11.501         647         63,931    99.57    53.68       99.37
                             -----    ------------   ------      ------         ---       --------   ------    -----      ------
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $ 64,518    99.58%   53.24%      99.39%
                             =====    ============   ======      ======         ===       ========   ======    =====      ======

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
REMAINING MONTHS TO        NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
MATURITY                     LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
-------------------        ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
180 or less                    467    $ 10,592,804     3.68%     11.996%        628       $22,683    98.63%    72.33%     89.53%
181 - 240                       23         910,636     0.32      12.226         628        39,593    99.14     68.38      89.01
241 - 360                    3,971     276,313,210    96.00      11.475         648        69,583    99.61     52.46      99.81
                             -----    ------------   ------      ------         ---       -------    -----     -----      -----
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518    99.58%    53.24%     99.39%
                             =====    ============   ======      ======         ===       =======    =====     =====      =====

                        DISTRIBUTION BY AMORTIZATION TYPE

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
AMORTIZATION TYPE            LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
-----------------          ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
5 Yr Fixed                       7    $    162,512     0.06%     12.625%        635       $23,216    94.00%    100.00%    37.77%
10 Yr Fixed                     70       2,090,290     0.73%     11.908%        635       $29,861    98.16%     53.01%    91.68%
15 Yr Fixed                    390       8,340,001     2.90      12.006         626        21,385    98.84      76.64     90.00
20 Yr Fixed                     23         910,636     0.32      12.226         628        39,593    99.14      68.38     89.01
30 Yr Fixed                  3,971     276,313,210    96.00      11.475         648        69,583    99.61      52.46     99.81
                             -----    ------------   ------      ------         ---       -------    -----     ------     -----
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518    99.58%     53.24%    99.39%
                             =====    ============   ======      ======         ===       =======    =====     ======     =====

                     DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                                                                    WEIGHTED
                                                     PCT. OF                                          AVG.
                                                     POOL BY    WEIGHTED     WEIGHTED       AVG.    COMBINED
                           NUMBER OF    PRINCIPAL   PRINCIPAL  AVG. GROSS  AVG. CURRENT  PRINCIPAL  ORIGINAL    PCT.    PCT. OWNER
PREPAYMENT PENALTY TERM      LOANS       BALANCE     BALANCE     COUPON        FICO       BALANCE      LTV    FULL DOC   OCCUPIED
-----------------------    ---------  ------------  ---------  ----------  ------------  ---------  --------  --------  ----------
0                            2,107    $129,572,458    45.02%     11.600%        650       $61,496    99.51%    44.82%     99.25%
12                             253      22,322,654     7.76      11.289         665        88,232    99.59     42.22      99.40
24                           1,576     104,510,153    36.31      11.444         642        66,314    99.70     61.15      99.65
36                             525      31,411,384    10.91      11.391         642        59,831    99.43     69.51      99.13
                             -----    ------------   ------      ------         ---       -------    -----     -----      -----
Total:                       4,461    $287,816,649   100.00%     11.496%        648       $64,518    99.58%    53.24%     99.39%
                             =====    ============   ======      ======         ===       =======    =====     =====      =====


                                 Schedule A-35

                DELINQUENCY STATUS OF THE POOL II MORTGAGE LOANS*

                                                  PCT. OF             WEIGHTED      AVG.     WEIGHTED
                                                  POOL BY   WEIGHTED    AVG.     PRINCIPAL     AVG.                     PCT.
                        NUMBER OF    PRINCIPAL   PRINCIPAL    AVG.     CREDIT     BALANCE    ORIGINAL    PCT. FULL      OWNER
DELINQUENCY STATUS        LOANS       BALANCE     BALANCE    COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION  OCCUPIED
------------------      ---------  ------------  ---------  --------  --------  -----------  --------  -------------  --------
30-59                       132      $9,648,525     3.35%    11.652%     641      $73,095     99.64%       46.20%       98.85%
60-89                         4         318,614     0.11     11.371      716       79,654     99.81        18.01       100.00
90+                           3         176,670     0.06     11.758      623       58,890     99.56        40.02       100.00
CURRENT                   4,322     277,672,839    96.48     11.491      648       64,246     99.57        53.54        99.41
                          -----    ------------   ------     ------      ---      -------     -----        -----       ------
TOTAL:                    4,461    $287,816,649   100.00%    11.496%     648      $64,518     99.58%       53.24%       99.39%
                          =====    ============   ======     ======      ===      =======     =====        =====       ======

* As of the Closing Date, none of the Pool II Mortgage Loans will be 90+ days delinquent.

                DELINQUENCY HISTORY OF THE POOL II MORTGAGE LOANS

                                                  PCT. OF   WEIGHTED  WEIGHTED               WEIGHTED
                                                  POOL BY     AVG.      AVG.        AVG.       AVG.                     PCT.
30 - 59 DAYS (# OF      NUMBER OF    PRINCIPAL   PRINCIPAL    GROSS    CREDIT    PRINCIPAL   ORIGINAL    PCT. FULL      OWNER
TIMES DELINQUENT)         LOANS       BALANCE     BALANCE    COUPON     SCORE     BALANCE      CLTV    DOCUMENTATION  OCCUPIED
------------------      ---------  ------------  ---------  --------  --------  -----------  --------  -------------  --------
0                         4,455    $287,587,957    99.92%    11.496%     648      $64,554     99.58%       53.26%      99.40%
1                             6         228,692     0.08     11.960      625       38,115     98.14        35.32       87.62
                          -----    ------------   ------     ------      ---      -------     -----        -----       -----
TOTAL:                    4,461    $287,816,649   100.00%    11.496%     648      $64,518     99.58%       53.24%      99.39%
                          =====    ============   ======     ======      ===      =======     =====        =====       =====


                                  Schedule A-36

                                     ANNEX I

                            SWAP AGREEMENT SCHEDULES

                         POOL I SWAP AGREEMENT SCHEDULE

On each Distribution Date, the effective notional amount of the Pool I Swap Agreement will be equal to the lesser of (a) the Scheduled Maximum Swap Notional Amount multiplied by a factor of 250 and (b) the outstanding principal amount of the Pool I Senior Certificates and Pool I Subordinate Certificates.

           SCHEDULED
            MAXIMUM
             SWAP
           NOTIONAL        SWAP
PERIOD    AMOUNT ($)    STRIKE (%)
------   ------------   ----------
   1     3,977,824.00      5.69
   2     3,952,662.99      5.69
   3     3,922,560.49      5.69
   4     3,887,551.53      5.69
   5     3,847,689.42      5.69
   6     3,803,045.87      5.69
   7     3,753,711.03      5.69
   8     3,699,793.42      5.69
   9     3,641,419.70      5.69
  10     3,578,734.39      5.69
  11     3,511,904.80      5.69
  12     3,441,807.84      5.69
  13     3,369,091.47      5.69
  14     3,293,904.35      5.69
  15     3,216,406.03      5.69
  16     3,136,766.19      5.69
  17     3,055,163.89      5.69
  18     2,971,786.74      5.69
  19     2,886,829.99      5.69
  20     2,800,495.54      5.69
  21     2,711,546.06      5.69
  22     2,611,645.13      5.69
  23       615,015.21      5.69
  24       526,394.95      5.69
  25       514,388.38      5.69
  26       502,657.21      5.69
  27       491,195.01      5.69
  28       479,995.50      5.69
  29       469,052.58      5.69
  30       458,360.26      5.69
  31       447,912.71      5.69
  32       435,549.48      5.69
  33       425,652.20      5.69
  34       414,247.08      5.69
  35       402,758.68      5.69
  36       387,164.84      5.69
  37       378,500.91      5.69
  38       370,029.27      5.69
  39       361,745.68      5.69
  40       353,645.95      5.69
  41       345,726.03      5.69
  42       337,981.92      5.69
  43       330,409.74      5.69
  44       323,005.68      5.69
  45       315,766.01      5.69
  46       308,687.10      5.69
  47       301,765.38      5.69
  48       294,997.39      5.69
  49       288,379.70      5.69
  50       281,909.00      5.69
  51       275,582.04      5.69
  52       269,395.62      5.69
  53       263,346.65      5.69
  54       257,432.08      5.69
  55       251,648.93      5.69
  56       245,994.29      5.69
  57       240,418.47      5.69
  58       234,535.14      5.69
  59       229,268.02      5.69
  60       223,221.17      5.69
  61       218,217.24      5.69
  62       213,323.91      5.69
  63       208,538.76      5.69
  64       203,859.42      5.69
  65       199,283.57      5.69
  66       194,808.94      5.69
  67       190,433.31      5.69
  68       186,154.51      5.69
  69       181,970.41      5.69
  70       177,878.95      5.69
  71       173,878.09      5.69
  72       169,965.83      5.69


                                   Annex I-1

                         POOL II SWAP AGREEMENT SCHEDULE

           ACCRUAL      ACCRUAL      NOTIONAL       SWAP
PERIOD      START         END      SCHEDULE ($)   RATE (%)
------   ----------   ----------   ------------   --------
   1       8/3/2006    9/25/2006     1,076,420     [5.80]
   2      9/25/2006   10/25/2006     1,066,764     [5.80]
   3     10/25/2006   11/25/2006     1,051,740     [5.80]
   4     11/25/2006   12/25/2006     1,035,304     [5.80]
   5     12/25/2006    1/25/2007     1,017,460     [5.80]
   6      1/25/2007    2/25/2007       998,256     [5.80]
   7      2/25/2007    3/25/2007       977,724     [5.80]
   8      3/25/2007    4/25/2007       956,864     [5.80]
   9      4/25/2007    5/25/2007       934,800     [5.80]
  10      5/25/2007    6/25/2007       911,556     [5.80]
  11      6/25/2007    7/25/2007       887,204     [5.80]
  12      7/25/2007    8/25/2007       861,792     [5.80]
  13      8/25/2007    9/25/2007       835,412     [5.80]
  14      9/25/2007   10/25/2007       810,196     [5.80]
  15     10/25/2007   11/25/2007       785,184     [5.80]
  16     11/25/2007   12/25/2007       759,328     [5.80]
  17     12/25/2007    1/25/2008       732,708     [5.80]
  18      1/25/2008    2/25/2008       705,420     [5.80]
  19      2/25/2008    3/25/2008       678,996     [5.80]
  20      3/25/2008    4/25/2008       653,412     [5.80]
  21      4/25/2008    5/25/2008       628,644     [5.80]
  22      5/25/2008    6/25/2008       604,656     [5.80]
  23      6/25/2008    7/25/2008       581,360     [5.80]
  24      7/25/2008    8/25/2008       538,020     [5.80]
  25      8/25/2008    9/25/2008       497,348     [5.80]
  26      9/25/2008   10/25/2008       460,500     [5.80]
  27     10/25/2008   11/25/2008       426,160     [5.80]
  28     11/25/2008   12/25/2008       394,184     [5.80]
  29     12/25/2008    1/25/2009       364,456     [5.80]
  30      1/25/2009    2/25/2009       349,892     [5.80]
  31      2/25/2009    3/25/2009       335,968     [5.80]
  32      3/25/2009    4/25/2009       322,648     [5.80]
  33      4/25/2009    5/25/2009       309,940     [5.80]
  34      5/25/2009    6/25/2009       297,808     [5.80]
  35      6/25/2009    7/25/2009       286,228     [5.80]
  36      7/25/2009    8/25/2009       275,192     [5.80]
  37      8/25/2009    9/25/2009       264,672     [5.80]
  38      9/25/2009   10/25/2009       254,656     [5.80]
  39     10/25/2009   11/25/2009       245,124     [5.80]
  40     11/25/2009   12/25/2009       236,060     [5.80]
  41     12/25/2009    1/25/2010       227,448     [5.80]
  42      1/25/2010    2/25/2010       219,276     [5.80]
  43      2/25/2010    3/25/2010       211,532     [5.80]
  44      3/25/2010    4/25/2010       204,196     [5.80]
  45      4/25/2010    5/25/2010       197,256     [5.80]
  46      5/25/2010    6/25/2010       190,704     [5.80]
  47      6/25/2010    7/25/2010       184,524     [5.80]
  48      7/25/2010    8/25/2010       178,704     [5.80]
  49      8/25/2010    9/25/2010       173,232     [5.80]
  50      9/25/2010   10/25/2010       167,284     [5.80]
  51     10/25/2010   11/25/2010       161,656     [5.80]
  52     11/25/2010   12/25/2010       156,340     [5.80]
  53     12/25/2010    1/25/2011       151,332     [5.80]
  54      1/25/2011    2/25/2011       146,612     [5.80]
  55      2/25/2011    3/25/2011       142,176     [5.80]
  56      3/25/2011    4/25/2011       138,016     [5.80]
  57      4/25/2011    5/25/2011       134,116     [5.80]
  58      5/25/2011    6/25/2011       130,476     [5.80]
  59      6/25/2011    7/25/2011       127,084     [5.80]
  60      7/25/2011    8/25/2011       123,936     [5.80]
  61      8/25/2011    9/25/2011       121,020     [5.80]
  62      9/25/2011   10/25/2011       116,692     [5.80]
  63     10/25/2011   11/25/2011       112,572     [5.80]
  64     11/25/2011   12/25/2011       108,660     [5.80]
  65     12/25/2011    1/25/2012       104,944     [5.80]
  66      1/25/2012    2/25/2012       101,416     [5.80]
  67      2/25/2012    3/25/2012        98,072     [5.80]
  68      3/25/2012    4/25/2012        94,912     [5.80]
  69      4/25/2012    5/25/2012        91,916     [5.80]
  70      5/25/2012    6/25/2012        89,092     [5.80]
  71      6/25/2012    7/25/2012        86,452     [5.80]
  72      7/25/2012    8/25/2012        83,972     [5.80]


                                    Annex I-2

                                    ANNEX II

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of book-entry certificates holding securities through Clearstream Banking, societe anonyme or Euroclear Bank, societe anonyme (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless, under currently applicable laws, (i) each clearing system, bank or other financial institution that holds customers securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

     Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of book-entry certificates that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Non-U.S. Persons that are beneficial owners of book-entry certificates residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a book-entry certificate files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Generally, Form W-8BEN and Form W-8ECI are effective until the end of the third succeeding calendar year following the date the form is signed.

     The term "U.S. PERSON" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any State of the United States or the District of Columbia, or
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons). This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign beneficial owners of book-entry certificates. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates. Further, the U.S. Treasury Department has issued regulations that revise certain aspects of the system for withholding on amounts paid to foreign persons. Under these regulations, interest or "original issue discount" paid to a nonresident alien is exempt from U.S. withholding taxes (including backup withholding) provided that the holder complies with the revised certification procedures.


                                   Annex II-1

                                 $1,269,892,000

                                  (APPROXIMATE)

                        (FREMONT INVESTMENT & LOAN LOGO)

                         FREMONT HOME LOAN TRUST 2006-B

                   MORTGAGE-BACKED CERTIFICATES, SERIES 2006-B

                     FREMONT MORTGAGE SECURITIES CORPORATION
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                        SPONSOR, ORIGINATOR AND SERVICER

                                   ----------

                       FREE WRITING PROSPECTUS SUPPLEMENT

                                   ----------

                               Pool I Certificates

                               UBS INVESTMENT BANK

BARCLAYS   DEUTSCHE BANK   RBS GREENWICH       LEHMAN      KEEFE, BRUYETTE
 CAPITAL     SECURITIES       CAPITAL      BROTHERS INC.      AND WOODS

                                   ----------

                              Pool II Certificates

                               UBS INVESTMENT BANK

                    GOLDMAN, SACHS & CO.   HOEFER AND ARNETT

                                   ----------

You should rely only on the information contained in or incorporated by reference into this free writing prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this free writing prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the securities in any states where it is not permitted.

For the 90 days following the date of this free writing prospectus supplement, all dealers that effect transactions in these securities, whether or not participating in the offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.